                                                                   EXHIBIT 10.23

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                              AMENDED AND RESTATED
                                CREDIT AGREEMENT
                                      AMONG

                          IASIS HEALTHCARE CORPORATION,

                                VARIOUS LENDERS,

                           J.P. MORGAN SECURITIES INC.
                                       AND
                            THE BANK OF NOVA SCOTIA,
                    AS CO-LEAD ARRANGERS AND CO-BOOK RUNNERS,

                                  BNP PARIBAS,
                             AS DOCUMENTATION AGENT,

                            THE BANK OF NOVA SCOTIA,
                              AS SYNDICATION AGENT

                                       AND

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                             AS ADMINISTRATIVE AGENT

                       ----------------------------------

                          DATED AS OF OCTOBER 15, 1999
                                       AND
                   AMENDED AND RESTATED AS OF OCTOBER 4, 2001

                       ----------------------------------

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                                TABLE OF CONTENTS

                                                                                                          PAGE
                                                                                                          ----
SECTION 1.  Amount and Terms of Credit.......................................................................1

     1.01  The Commitments...................................................................................1
     1.02  Minimum Amount of Each Borrowing; Limitation on Number of Borrowings..............................4
     1.03  Notice of Borrowing...............................................................................4
     1.04  Disbursement of Funds.............................................................................5
     1.05  Notes.............................................................................................6
     1.06  Conversions.......................................................................................8
     1.07  Pro Rata Borrowings...............................................................................9
     1.08  Interest..........................................................................................9
     1.09  Interest Periods.................................................................................10
     1.10  Increased Costs, Illegality, etc.................................................................11
     1.11  Compensation.....................................................................................13
     1.12  Change of Lending Office.........................................................................14
     1.13  Replacement of Lenders...........................................................................14
     1.14  Incremental Term Loan Commitments................................................................16

SECTION 2.  Letters of Credit...............................................................................17

     2.01  Letters of Credit................................................................................17
     2.02  Letter of Credit Requests, etc...................................................................18
     2.03  Letter of Credit Participations..................................................................19
     2.04  Agreement to Repay Letter of Credit Drawings.....................................................21
     2.05  Increased Costs..................................................................................22

SECTION 3.  Commitment Commission; Fees; Reductions of Commitment...........................................23

     3.01  Fees ............................................................................................23
     3.02  Voluntary Termination or Reduction of Unutilized Revolving Loan Commitments......................24
     3.03  Mandatory Reduction of Commitments...............................................................24

SECTION 4.  Prepayments; Payments; Taxes....................................................................25

     4.01  Voluntary Prepayments............................................................................25
     4.02  Mandatory Repayments and Commitment Reductions...................................................26
     4.03  Method and Place of Payment......................................................................33
     4.04  Net Payments; Taxes..............................................................................34

SECTION 5.  Conditions Precedent to the Borrowing of Incremental Term Loans.................................36

     5.01  Restatement Effective Date; Notes................................................................36
     5.02  Fees, etc........................................................................................36
     5.03  Opinions of Counsel..............................................................................36


                                       (i)

                                                                                                          PAGE
                                                                                                          ----
     5.04  Corporate Documents; Proceedings; etc............................................................36
     5.05  Employee Benefit Plans; Shareholders' Agreements; Management
              Agreements; Debt Agreements; Tax Sharing Agreements; Employment
              Agreements; Collective Bargaining Agreements and Material Contracts...........................37
     5.06  No Default; Representations and Warranties.......................................................37
     5.07  Pledge Agreement: Hypothecation Agreement........................................................37
     5.08  Security Agreement...............................................................................38
     5.09  Subsidiaries Guaranty............................................................................38
     5.10  Material Adverse Change, etc.....................................................................38
     5.11  Compliance with the Senior Subordinated Notes Indenture..........................................38
     5.12  Litigation.......................................................................................38
     5.13  Approvals........................................................................................38

SECTION 6.  Conditions Precedent to All Credit Events.......................................................38

     6.01  Restatement Effective Date.......................................................................39
     6.02  No Default; Representations and Warranties.......................................................39
     6.03  Notice of Borrowing; Letter of Credit Request....................................................39

SECTION 7.  Representations, Warranties and Agreements......................................................39

     7.01  Corporate Status.................................................................................39
     7.02  Corporate Power and Authority....................................................................40
     7.03  No Violation.....................................................................................40
     7.04  Governmental Approvals...........................................................................40
     7.05  Financial Statements; Financial Condition; Undisclosed Liabilities; etc..........................41
     7.06  Litigation.......................................................................................42
     7.07  True and Complete Disclosure.....................................................................42
     7.08  Use of Proceeds; Margin Regulations..............................................................42
     7.09  Tax Returns and Payments.........................................................................42
     7.10  Compliance with ERISA............................................................................43
     7.11  The Security Documents...........................................................................44
     7.12  Representations and Warranties in Other Documents................................................45
     7.13  Properties.......................................................................................45
     7.14  Capitalization...................................................................................45
     7.15  Subsidiaries.....................................................................................46
     7.16  Compliance with Statutes, etc....................................................................46
     7.17  Investment Company Act...........................................................................46
     7.18  Public Utility Holding Company Act...............................................................46
     7.19  Environmental Matters............................................................................46
     7.20  Labor Relations..................................................................................47
     7.21  Patents, Licenses, Franchises and Formulas.......................................................47
     7.22  Indebtedness.....................................................................................47
     7.23  Subordination....................................................................................48
     7.24  Legal Names; Organizational Identification Numbers; Jurisdiction and Type
              of Organization; etc..........................................................................48


                                      (ii)

                                                                                                          PAGE
                                                                                                          ----
SECTION 8.  Affirmative Covenants...........................................................................48

     8.01  Information Covenants............................................................................48
     8.02  Books, Records and Inspections...................................................................51
     8.03  Maintenance of Property; Insurance...............................................................51
     8.04  Corporate Franchises.............................................................................52
     8.05  Compliance with Statutes, etc....................................................................52
     8.06  Compliance with Environmental Laws...............................................................52
     8.07  ERISA............................................................................................53
     8.08  End of Fiscal Years; Fiscal Quarters.............................................................54
     8.09  Payment of Taxes.................................................................................54
     8.10  Ownership of Subsidiaries........................................................................54
     8.11  Additional Security; Further Assurances; Surveys.................................................55
     8.12  Permitted Acquisitions...........................................................................57
     8.13  Foreign Subsidiaries Security....................................................................58
     8.14  Additional Mortgages; Mortgage Amendments and Endorsements.......................................59
     8.15  Non-Occurrence of the Incremental Term Loan Borrowing Date.......................................60

SECTION 9.  Negative Covenants..............................................................................60

     9.01  Liens............................................................................................60
     9.02  Consolidation, Merger, Acquisitions or Sale of Assets, etc.......................................63
     9.03  Dividends........................................................................................66
     9.04  Indebtedness.....................................................................................66
     9.05  Advances, Investments and Loans..................................................................69
     9.06  Transactions with Affiliates.....................................................................71
     9.07  Capital Expenditures.............................................................................72
     9.08  Consolidated Interest Coverage Ratio.............................................................73
     9.09  Maximum Leverage Ratio...........................................................................74
     9.10  Fixed Charge Coverage Ratio......................................................................74
     9.11  Limitation on Modifications of Indebtedness; Modifications of Certificate of
             Incorporation, By-Laws and Certain Other Agreements; etc.......................................75
     9.12  Limitation on Certain Restrictions on Subsidiaries...............................................76
     9.13  Limitation on Issuance of Capital Stock..........................................................77
     9.14  Limitation on Creation of Subsidiaries and Joint Ventures........................................77
     9.15  Business.........................................................................................78
     9.16  Designated Senior Debt...........................................................................78
     9.17  St. Luke's Sub...................................................................................78
     9.18  Changes To Legal Names; Organizational Identification Numbers,
             Jurisdiction or Type of Organization...........................................................78

SECTION 10.  Events of Default..............................................................................79

     10.01  Payments........................................................................................79
     10.02  Representations, etc............................................................................79
     10.03  Covenants.......................................................................................79
     10.04  Default Under Other Agreements..................................................................79
     10.05  Bankruptcy, etc.................................................................................80
     10.06  ERISA...........................................................................................80


                                      (iii)

                                                                                                          PAGE
                                                                                                          ----
     10.07  Security Documents..............................................................................81
     10.08  Guaranties......................................................................................81
     10.09  Judgments.......................................................................................81
     10.10  Change of Control...............................................................................81
     10.11  St. Luke's Lease................................................................................82

SECTION 11.  Definitions and Accounting Terms...............................................................82

     11.01  Defined Terms...................................................................................82

SECTION 12.  Administrative Agent..........................................................................117

     12.01  Appointment....................................................................................117
     12.02  Nature of Duties...............................................................................118
     12.03  Lack of Reliance on the Administrative Agent...................................................118
     12.04  Certain Rights of the Administrative Agent.....................................................119
     12.05  Reliance.......................................................................................119
     12.06  Indemnification................................................................................119
     12.07  Administrative Agent in Its Individual Capacity................................................120
     12.08  Holders........................................................................................120
     12.09  Resignation by the Administrative Agent........................................................120
     12.10  Delegation of Duties...........................................................................121
     12.11  Exculpatory Provisions.........................................................................121
     12.12  Notice of Default..............................................................................121
     12.13  Special Provisions Regarding the Co-Lead Arrangers.............................................122

SECTION 13.  Miscellaneous.................................................................................122

     13.01  Payment of Expenses, etc.......................................................................122
     13.02  Right of Setoff................................................................................123
     13.03  Notices........................................................................................123
     13.04  Benefit of Agreement...........................................................................124
     13.05  No Waiver; Remedies Cumulative.................................................................126
     13.06  Payments Pro Rata..............................................................................126
     13.07  Calculations; Computations.....................................................................127
     13.08  GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL.........................127
     13.09  Counterparts...................................................................................128
     13.10  Effectiveness..................................................................................128
     13.11  Headings Descriptive...........................................................................129
     13.12  Amendment or Waiver; etc.......................................................................129
     13.13  Survival.......................................................................................131
     13.14  Domicile of Loans..............................................................................131
     13.15  Confidentiality................................................................................131
     13.16  Register.......................................................................................132
     13.17  Release of Health Choice.......................................................................132


                                      (iv)

SCHEDULES
---------
SCHEDULE I                 COMMITMENTS
SCHEDULE II                LENDER ADDRESSES
SCHEDULE III               REAL PROPERTY
SCHEDULE IV                EXISTING LIENS
SCHEDULE V                 EXISTING INDEBTEDNESS
SCHEDULE VI                SUBSIDIARIES
SCHEDULE VII               LEGAL NAMES; ORGANIZATIONAL IDENTIFICATION
                           NUMBERS; JURISDICTION OF ORGANIZATION; TYPE OF
                           ORGANIZATION; ETC.
SCHEDULE VIII              EXISTING INVESTMENTS
SCHEDULE IX                DIRECT INVESTORS
SCHEDULE X                 JLL HEALTH CARE INVESTORS
SCHEDULE XI                AFFILIATE TRANSACTIONS

EXHIBITS

EXHIBIT A                  Form of Notice of Borrowing
EXHIBIT B-1                Form of Tranche A Term Note
EXHIBIT B-2                Form of Tranche B Term Note
EXHIBIT B-3                Form of Incremental Term Note
EXHIBIT B-4                Form of Revolving Note
EXHIBIT B-5                Form of Swingline Note
EXHIBIT C                  Form of Letter of Credit Request
EXHIBIT D                  Form of Section 4.04(b)(ii) Certificate
EXHIBIT E                  Form of  Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
EXHIBIT F                  Form of Officer's Certificate
EXHIBIT G                  Form of Pledge Agreement
EXHIBIT H                  Form of Hypothecation Agreement
EXHIBIT I                  Form of Security Agreement
EXHIBIT J                  Form of Subsidiaries Guaranty
EXHIBIT K                  Form of Incremental Term Loan Commitment Agreement
EXHIBIT L                  Form of Assignment and Assumption Agreement
EXHIBIT M                  Form of Subordination Provisions
EXHIBIT N                  Form of "Drag Along" Rights Agreement


                                       (v)

                  AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 15, 1999, and amended and restated as of October 4, 2001 among IASIS HEALTHCARE CORPORATION, a Delaware corporation (the "Borrower"), the Lenders party hereto from time to time, J.P. MORGAN SECURITIES INC. and THE BANK OF NOVA SCOTIA, as Co-Lead Arrangers (in such capacity, each a "Co-Lead Arranger" and, collectively, the "Co-Lead Arrangers") and Co-Book Runners, BNP PARIBAS, as Documentation Agent (in such capacity, the "Documentation Agent"), THE BANK OF NOVA SCOTIA, as Syndication Agent (in such capacity, the "Syndication Agent") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (in such capacity, the "Administrative Agent") (all capitalized terms used herein and defined in Section 11 are used herein as therein defined).

                              W I T N E S S E T H :
                              - - - - - - - - - -

                  WHEREAS, the Borrower, the Existing Lenders, the Co-Lead Arrangers, the Documentation Agent, the Syndication Agent and the Administrative Agent are parties to a Credit Agreement, dated as of October 15, 1999 (as the same has been amended, modified or supplemented to, but not including, the Restatement Effective Date, the "Existing Credit Agreement"); and

                  WHEREAS, the parties hereto wish to amend and restate the Existing Credit Agreement in the form of this Agreement to make available to the Borrower the respective facilities provided for herein;

                  NOW, THEREFORE, the parties hereto agree that the Existing Credit Agreement shall be and is hereby amended and restated in its entirety as follows:

                  SECTION 1. Amount and Terms of Credit.

                  1.01 The Commitments. (a) On the Restatement Effective Date, the Existing Tranche A Term Loans made by each Existing Lender to the Borrower pursuant to the Existing Credit Agreement shall be continued, and shall remain outstanding on the Restatement Effective Date as Borrowings of term loans hereunder (as so continued, each, a "Tranche A Term Loan" and, collectively, the "Tranche A Term Loans"), which Tranche A Term Loans, except as hereafter provided, shall, at the option of the Borrower, be continued and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided, that except as otherwise specifically provided in Section 1.10(b), all Tranche A Term Loans made as part of the same Borrowing shall at all times consist of Tranche A Term Loans of the same Type. Once repaid, Tranche A Term Loans may not be reborrowed. The principal amount of each Existing Lender's Tranche A Term Loans that are to be continued as Tranche A Term Loans on the Restatement Effective Date is set forth opposite such Existing Lender's name on Schedule I hereto directly below the column entitled "Outstanding Existing Tranche A Term Loans."

                  (b) On the Restatement Effective Date, the Existing Tranche B Term Loans made by each Existing Lender to the Borrower pursuant to the Existing Credit Agreement shall be continued, and shall remain outstanding on the Restatement Effective Date, as Borrowings of term loans hereunder (as so continued, each, a "Tranche B Term Loan" and, collectively, the "Tranche B Term Loans"), which Tranche B Term Loans, except as hereafter provided, shall, at the option of the Borrower, be continued and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided, that except as otherwise specifically provided in Section 1.10(b), all Tranche B Term Loans made as part of the same Borrowing shall at all times consist of Tranche B Term Loans of the same Type. Once repaid, Tranche B Term Loans may not be reborrowed. The principal amount of each Existing Lender's Tranche B Term Loans that are to be continued as Tranche B Term Loans on the Restatement Effective Date is set forth opposite such Existing Lender's name on Schedule I hereto directly below the column entitled "Outstanding Existing Tranche B Term Loans."

                  (c) Subject to Section 1.14 and the other terms and conditions set forth herein, each Lender with an Incremental Term Loan Commitment severally agrees to make a term loan or term loans (each an "Incremental Term Loan" and, collectively, the "Incremental Term Loans") which Incremental Term Loans (i) shall be incurred on the Incremental Term Loan Borrowing Date, (ii) except as hereinafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided, that except as otherwise provided in Section 1.10(b), all Incremental Term Loans made as part of the same Borrowing shall at all times consist of Incremental Term Loans of the same Type, and (iii) shall not exceed for any Lender, in initial aggregate principal amount, that amount which equals the Incremental Term Loan Commitment of such Lender at the time of incurrence thereof (before giving effect to any reductions thereto on such date pursuant to Section 3.03(d)). Once repaid, Incremental Term Loans incurred hereunder may not be reborrowed. Notwithstanding anything to the contrary contained in this Agreement, Incremental Term Loans shall be subject to the restrictions (if any) contained in the applicable Incremental Term Loan Commitment Agreement regarding the incurrence and/or conversion of Incremental Term Loans as or into Eurodollar Loans.

                  (d) (A) On the Restatement Effective Date, the Existing Revolving Loans made by each Existing Lender with an Existing Revolving Loan Commitment to the Borrower pursuant to the Existing Credit Agreement and outstanding on the Restatement Effective Date shall be continued, and shall remain outstanding, as Borrowings of revolving loans hereunder made to the Borrower and (B) subject to and upon the terms and conditions set forth herein, each Lender with a Revolving Loan Commitment severally agrees, at any time and from time to time on and after the Restatement Effective Date and prior to the Revolving Loan Maturity Date, to make a revolving loan or revolving loans (together with the Existing Revolving Loans continued pursuant to preceding clause (A) of this Section 1.01(d), each, a "Revolving Loan" and, collectively, the "Revolving Loans") to the Borrower, which Revolving Loans (i) except as hereafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided, that except as otherwise specifically provided in Section 1.10(b), all Revolving Loans made as part of the same Borrowing shall at all times consist of Revolving Loans of the same Type (ii) may be repaid and reborrowed in accordance with the provisions hereof, (iii) shall not exceed for any Lender at any time outstanding that aggregate principal amount which, when added to the product of (x) such Lender's Adjusted Percentage and (y) the sum of
(I) the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time and (II) the aggregate principal amount of all Swingline Loans (exclusive of Swingline Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) then outstanding, equals the Revolving Loan Commitment of such Lender at such time and (iv) shall not exceed for all Lenders at any time outstanding that aggregate principal amount which, when added to (x) the amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time, and (y) the aggregate principal amount of all Swingline Loans (exclusive of Swingline Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) then outstanding, equals the Total Revolving Loan Commitment at such time.

                  (e) (A) On the Restatement Effective Date, the Existing Swingline Loans made by the Swingline Lender to the Borrower pursuant to the Existing Credit Agreement and outstanding on the Restatement Effective Date shall be continued, and shall remain outstanding, as Borrowings of Swingline Loans hereunder made to the Borrower and (B) subject to and upon the terms and conditions herein set forth, the Swingline Lender in its individual capacity agrees to make at any time and from time to time on and after the Restatement Effective Date and prior to the Swingline Expiry Date, a revolving loan or revolving loans (together with the Existing Swingline Loans continued pursuant to preceding clause (A) of this Section 1.01(e), each, a "Swingline Loan" and, collectively, the "Swingline Loans") to the Borrower, which Swingline Loans (i) shall be made and maintained as Base Rate Loans, (ii) may be repaid and reborrowed in accordance with the provisions hereof, (iii) shall not exceed in aggregate principal amount at any time outstanding, when added to (x) the aggregate principal amount of all Revolving Loans made by Non-Defaulting Lenders then outstanding and (y) the Letter of Credit Outstandings at such time, an amount equal to the Adjusted Total Revolving Loan Commitment at such time (after giving effect to any reductions to the Adjusted Total Revolving Loan Commitment on such date), (iv) shall not exceed at any time outstanding the Maximum Swingline Amount and (v) shall not be extended if the Swingline Lender receives a written notice from the Administrative Agent or the Required Lenders that has not been rescinded that there is a Default or an Event of Default in existence hereunder.

                  (f) On any Business Day, the Swingline Lender may, in its sole discretion, give notice to the other Lenders that its outstanding
Swingline Loans shall be funded with a Borrowing of Revolving Loans (provided that such notice shall be deemed to have been automatically given upon the occurrence of a Default or an Event of Default under Section 10.05 or upon the exercise of any of the remedies provided in the last paragraph of Section 10), in which case a Borrowing of Revolving Loans constituting Base Rate Loans
(each such Borrowing, a "Mandatory Borrowing") shall be made on the immediately succeeding Business Day by all Lenders with a Revolving Loan Commitment (without giving effect to any termination thereof pursuant to the last paragraph of Section 10) pro rata based on each Lender's Adjusted Percentage (determined before giving effect to any termination of the Revolving Loan Commitments pursuant to the last paragraph of Section 10) and the proceeds thereof shall be paid directly to the Swingline Lender to repay the Swingline Lender for such outstanding Swingline Loans. Each such Lender hereby irrevocably agrees to make Revolving Loans upon one Business Day's notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by the Swingline Lender notwithstanding (i) that the amount of the Mandatory Borrowing may not comply with the minimum amount for Borrowings otherwise required hereunder, (ii) whether any conditions specified in Section 6 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) the date of such Mandatory Borrowing and (v) the amount of the Total Revolving Loan Commitment or the Adjusted Total Revolving Loan Commitment at such time. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower), then each such Lender hereby agrees that it shall forthwith purchase (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Swingline Lender such participations in the outstanding Swingline Loans as shall be necessary to cause such Lenders to share in such Swingline Loans ratably based upon their respective Adjusted Percentages (determined before giving effect to any termination of the Revolving Loan Commitments pursuant to the last paragraph of Section 10), provided that (x) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective participation is required to be purchased and, to the extent attributable to the purchased participation, shall be payable to the participant from and after such date and
(y) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Lender shall be required to pay the Swingline Lender interest on the principal amount of participation purchased for each day from and including the day upon which the Mandatory Borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the overnight Federal Funds Rate for the first three days and at the rate otherwise applicable to Revolving Loans maintained as Base Rate Loans hereunder for each day thereafter.

                  1.02 Minimum Amount of Each Borrowing; Limitation on Number of Borrowings. The aggregate principal amount of each Borrowing of Loans shall not be less than the Minimum Borrowing Amount applicable thereto; provided that Mandatory Borrowings shall be made in the amounts required by Section 1.01(f). More than one Borrowing may be incurred on the same date, but at no time shall there be outstanding more than 15 Borrowings of Eurodollar Loans in the aggregate under all Tranches.

                  1.03 Notice of Borrowing. (a) Whenever the Borrower desires to make a Borrowing hereunder (excluding Existing Loans continued hereunder on the Restatement Effective Date and Borrowings of Swingline Loans and Mandatory Borrowings), it shall give the Administrative Agent at its Notice Office at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of each Base Rate Loan and at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each

Eurodollar Loan to be made hereunder, provided that any such notice shall be deemed to have been given on a certain day only if given before 12:00 Noon (New York time). Each such written notice or written confirmation of telephonic notice (each, a "Notice of Borrowing"), except as otherwise expressly provided in Section 1.10, shall be irrevocable and shall be given by the Borrower in the form of Exhibit A, appropriately completed to specify: (i) the aggregate principal amount of the Loans to be made pursuant to such Borrowing, (ii) the date of such Borrowing (which shall be a Business Day), (iii) whether the Loans being made pursuant to such Borrowing shall constitute Incremental Term Loans or Revolving Loans and (iv) whether the Loans being made pursuant to such Borrowing are to be initially maintained as Base Rate Loans or Eurodollar Loans and, if Eurodollar Loans, the initial Interest Period to be applicable thereto. The Administrative Agent shall promptly give each Lender which is required to make Loans of the Tranche specified in the respective Notice of Borrowing, notice of such proposed Borrowing, of such Lender's proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing.

                  (b) (i) Whenever the Borrower desires to make a Borrowing of Swingline Loans hereunder, it shall give the Swingline Lender not later than 12:00 Noon (New York time) on the date that a Swingline Loan is to be made, written notice (or telephonic notice promptly confirmed in writing) of each Swingline Loan to be made hereunder. Each such notice shall be irrevocable and specify in each case (A) the date of Borrowing (which shall be a Business Day) and (B) the aggregate principal amount of the Swingline Loans to be made pursuant to such Borrowing.

                  (ii) Mandatory Borrowings shall be made upon the notice specified in Section 1.01(f), with the Borrower irrevocably agreeing, by its incurrence of any Swingline Loan, to the making of the Mandatory Borrowings as set forth in Section 1.01(f).

                  (c) Without in any way limiting the obligation of the Borrower to confirm in writing any telephonic notice of any Borrowing of Loans, the Administrative Agent or the Swingline Lender, as the case may be, may act without liability upon the basis of telephonic notice of such Borrowing, believed by the Administrative Agent or the Swingline Lender, as the case may be, in good faith to be from an Authorized Officer of the Borrower prior to receipt of written confirmation. In each such case, the Borrower hereby waives the right to dispute the Administrative Agent's and the Swingline Lender's record of the terms of such telephonic notice of such Borrowing of Loans, absent manifest error.

                  1.04 Disbursement of Funds. Except as otherwise specifically provided in the immediately succeeding sentence, no later than 1:00 P.M. (New York time) on the date specified in each Notice of Borrowing (or (x) in the case of Swingline Loans, not later than 1:00 P.M. (New York time) on the date specified pursuant to Section 1.03(b)(i) or (y) in the case of Mandatory Borrowings, not later than 1:00 P.M. (New York time) on the date specified in
Section 1.01(f)), each Lender with a Commitment of the respective Tranche will make available its pro rata portion of each such Borrowing requested to be made on such date (or in the case of Swingline Loans, the Swingline Lender shall make available the full amount thereof). All such amounts shall be made available in Dollars and in immediately available funds at the Payment

Office of the Administrative Agent, and, except in the case of Mandatory Borrowings, the Administrative Agent will make available to the Borrower at the Payment Office the aggregate of the amounts so made available by the Lenders (for Loans other than Swingline Loans, prior to 3:00 P.M. (New York time) on such day, to the extent of funds actually received by the Administrative Agent prior to 1:00 P.M. (New York time) on such day). Unless the Administrative Agent shall have been notified by any Lender prior to the date of Borrowing that such Lender does not intend to make available to the Administrative Agent such Lender's portion of any Borrowing to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date of Borrowing and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower and the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover on demand from such Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower until the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if recovered from such Lender, at the overnight Federal Funds Rate and (ii) if recovered from the Borrower, the rate of interest applicable to the respective Borrowing, as determined pursuant to Section 1.08. Nothing in this Section 1.04 shall be deemed to relieve any Lender from its obligation to make Loans hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any failure by such Lender to make Loans hereunder.

                  1.05 Notes. (a) The Borrower's obligation to pay the principal of, and interest on, the Loans made by each Lender shall, if requested by such Lender, be evidenced (i) if Tranche A Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-1 with blanks appropriately completed in conformity herewith (each, a "Tranche A Term Note" and, collectively, the "Tranche A Term Notes"), (ii) if Tranche B Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-2, with blanks appropriately completed in conformity herewith (each, a "Tranche B Term Note" and, collectively, the "Tranche B Term Notes"), (iii) if Incremental Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-3 with blanks appropriately completed in conformity herewith (each, an "Incremental Term Note" and, collectively the "Incremental Term Notes"), (iv) if Revolving Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-4, with blanks appropriately completed in conformity herewith (each, a "Revolving Note" and, collectively, the "Revolving Notes") and (v) if Swingline Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-5, with blanks appropriately completed in conformity herewith (the "Swingline Note").

                  (b) The Tranche A Term Note issued to each Lender with outstanding Tranche A Term Loans shall (i) be executed by the Borrower, (ii) be payable to the order of such Lender and be dated the Initial Borrowing Date (or, in the case of Tranche A Term Notes issued after the Initial Borrowing Date, be dated the date of the issuance thereof), (iii) be in a stated principal amount equal to the Tranche A Term Loan made by such Lender on the Initial Borrowing Date (or, in the case of any Tranche A Term Note issued after the Initial Borrowing Date, be in a stated principal amount equal to the outstanding principal amount of the Tranche A Term Loan of such Lender on the date of the issuance thereof) and be payable in the principal amount of such Tranche A Term Loan evidenced thereby, (iv) mature on the Tranche A Term Loan Maturity Date,
(v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment and mandatory repayment as provided in Sections 4.01 and 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                  (c) The Tranche B Term Note issued to each Lender with outstanding Tranche B Term Loans shall (i) be executed by the Borrower, (ii) be payable to the order of such Lender and be dated the Initial Borrowing Date (or, in the case of Tranche B Term Notes issued after the Initial Borrowing Date, be dated the date of the issuance thereof), (iii) be in a stated principal amount equal to the Tranche B Term Loan made by such Lender on the Initial Borrowing Date (or, in the case of any Tranche B Term Note issued after the Initial Borrowing Date, be in a stated principal amount equal to the outstanding principal amount of the Tranche B Term Loan of such Lender on the date of the issuance thereof) and be payable in the principal amount of such Tranche B Term Loan evidenced thereby, (iv) mature on the Tranche B Term Loan Maturity Date,
(v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment and mandatory repayment as provided in Sections 4.01 and 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                  (d) The Incremental Term Note issued to each Lender with an Incremental Term Loan Commitment or an outstanding Incremental Term Loan shall (i) be executed by the Borrower, (ii) be payable to the order of such Lender and be dated the date of issuance thereof, (iii) be in a stated principal amount equal to the Incremental Term Loan Commitment of such Lender on the respective Incremental Term Loan Commitment Date (or, in the case of any Incremental Term Note issued after the Incremental Term Loan Borrowing Date, in a stated principal amount equal to the outstanding principal amount of the Incremental Term Loan of such Lender on the date of the issuance thereof), (iv) mature on the Incremental Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary and mandatory prepayment as provided in Sections 4.01 and 4.02 and
(vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                  (e) The Revolving Note issued to each Lender with a Revolving Loan Commitment shall (i) be executed by the Borrower, (ii) be payable to the order of such Lender and be dated the Initial Borrowing Date (or, in the case of Revolving Notes issued after the Initial Borrowing Date, be dated the date of the issuance thereof), (iii) be in a stated principal amount equal to the Revolving Loan Commitment of such Lender and be payable in the principal amount of the Revolving Loans evidenced thereby, (iv) mature on the Revolving Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment and mandatory repayment as provided in Sections 4.01 and 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                  (f) The Swingline Note issued to the Swingline Lender shall (i) be executed by the Borrower, (ii) be payable to the order of the Swingline Lender and be dated the Restatement Effective Date (or, the case of any Swingline Note issued after the Restatement Effective Date, be dated the date of the issuance thereof, (iii) be in a stated principal amount equal to the Maximum Swingline Amount and be payable in the principal amount of the outstanding Swingline Loans evidenced thereby, (iv) mature on the Swingline Expiry Date, (v) bear interest as provided in the appropriate clause of Section
1.08 in respect of the Base Rate Loans evidenced thereby, (vi) be subject to voluntary prepayment and mandatory repayment as provided in Sections 4.01 and
4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                  (g) Each Lender will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will prior to any transfer of any of its Notes endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation or any error in any such notation or endorsement shall not affect the Borrower's obligations in respect of such Loans.

                  (h) Notwithstanding anything to the contrary contained above or elsewhere in this Agreement, the Tranche A Term Notes, the Tranche B Term Notes, the Incremental Term Notes, the Revolving Notes and the Swingline Note shall only be delivered to Lenders which at any time specifically request the delivery of such Notes. No failure of any Lender to request or obtain a Note evidencing its Loans to the Borrower shall affect or in any manner impair the obligations of the Borrower to pay the Loans (and all related Obligations) which would otherwise be evidenced thereby in accordance with the requirements of this Agreement, and shall not in any way affect the security or guaranties therefor provided pursuant to the various Credit Documents. Any Lender which does not have a Note evidencing its outstanding Loans shall in no event be required to make the notations otherwise described in preceding clause (g). At any time when any Lender requests the delivery of a Note to evidence any of its Loans, the Borrower shall promptly execute and deliver to the respective Lender the requested Note or Notes in the appropriate amount or amounts to evidence such Loans.

                  1.06 Conversions. The Borrower shall have the option to convert, on any Business Day, all or a portion of the outstanding principal amount of Loans made pursuant to one or more Borrowings (so long as of the same Tranche) of one or more Types of Loans into a Borrowing (of the same Tranche) of another Type of Loan, provided that (i) except as provided in Section 1.10(b) or unless the Borrower pays all breakage costs and other amounts owing to each Lender pursuant to Section 1.11 concurrently with any such conversion, Eurodollar Loans may be converted into Base Rate Loans only on the last day of an Interest Period applicable to the Loans being converted, (ii) no partial conversion of a Borrowing of Eurodollar Loans shall reduce the outstanding principal amount of the Eurodollar Loans made pursuant to such Borrowing to less than the Minimum Borrowing Amount applicable thereto, (iii) unless the Required Lenders otherwise agree in writing, Base Rate Loans may only be converted into Eurodollar Loans if no Default or Event of Default is in existence on the date of the conversion, (iv) no conversion pursuant to this Section 1.06 shall result in a greater number of Borrowings of Eurodollar Loans than is permitted under Section 1.02 and (v) Swingline Loans may not be converted pursuant to this Section 1.06. Each such conversion shall be effected by the Borrower by giving the Administrative Agent at its Notice Office prior to 12:00 Noon (New York time) at least three Business Days' prior written notice (each, a "Notice of Conversion"), specifying the Loans to be so converted, the Borrowing(s) pursuant to which such Loans were made and, if to be converted into Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Lender prompt notice of any such proposed conversion affecting any of its Loans.

                  1.07 Pro Rata Borrowings. All Borrowings of Incremental Term Loans and Revolving Loans under this Agreement shall be incurred from the Lenders pro rata on the basis of their Incremental Term Loan Commitments or Revolving Loan Commitments, as the case may be, provided that all Borrowings of Revolving Loans made pursuant to a Mandatory Borrowing shall be incurred from the Lenders pro rata on the basis of their Adjusted Percentages. It is understood that no Lender shall be responsible for any default by any other Lender of its obligation to make Loans hereunder and that each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to make its Loans hereunder.

                  1.08 Interest. (a) The Borrower shall pay interest in respect of the unpaid principal amount of each Base Rate Loan from the date the proceeds thereof are made available to the Borrower until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Base Rate Loan and (ii) the conversion of such Base Rate Loan to a Eurodollar Loan pursuant to Section 1.06, at a rate per annum which shall be equal to the sum of the relevant Applicable Margin plus the Base Rate, each as in effect from time to time.

                  (b) The Borrower shall pay interest in respect of the unpaid principal amount of each Eurodollar Loan from the date the proceeds thereof are made available to the Borrower until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Eurodollar Loan and (ii) the conversion of such Eurodollar Loan to a Base Rate Loan pursuant to Section 1.06,
1.09 or 1.10(b), as applicable, at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the relevant Applicable Margin plus the Eurodollar Rate for such Interest Period, each as in effect from time to time.

                  (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder shall, in each case, bear interest at a rate per annum equal to the greater of (x) 2% per annum in excess of the rate otherwise applicable to Base Rate Loans of the respective Tranche of Loans from time to time (or, if such overdue amount is not interest or principal in respect of a Loan, 2% per annum in excess of the rate otherwise applicable to Base Rate Loans maintained as Revolving Loans from time to time) and (y) the rate which is 2% in excess of the rate then borne by such Loans, in each case with such interest to be payable on demand.

                  (d) Accrued (and theretofore unpaid) interest shall be payable (i) in respect of each Base Rate Loan, quarterly in arrears on each Quarterly Payment Date, (ii) in respect of each Eurodollar Loan, on (x) the date of any conversion into a Base Rate Loan pursuant to Section 1.06, 1.09 or 1.10(b), as applicable (on the amount converted) and (y) the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period and (iii) in respect of each Loan, on any repayment or prepayment on the amount repaid or prepaid, at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

                  (e) Upon each Interest Determination Date, the Administrative Agent shall determine the Eurodollar Rate for each Interest Period applicable to Eurodollar Loans and shall promptly notify the Borrower and the Lenders thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

                  (f) All computations of interest hereunder shall be made in accordance with Section 13.07(b).

                  1.09 Interest Periods. At the time it gives any Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, a Borrowing of Eurodollar Loans (in the case of the initial Interest Period applicable thereto) or on the third Business Day prior to the expiration of an Interest Period applicable to such Borrowing of Eurodollar Loans (in the case of any subsequent Interest Period), the Borrower shall have the right to elect, by giving the Administrative Agent written notice thereof, the interest period (each, an "Interest Period") applicable to such Eurodollar Loans, which Interest Period shall, at the option of the Borrower be a one, two, three or six month period, provided that:

                  (i) all Eurodollar Loans comprising a Borrowing shall at all times have the same Interest Period;

                  (ii) the initial Interest Period for any Borrowing of Eurodollar Loans shall commence on the date of such Borrowing (including the date of any conversion thereto from a Borrowing of Base Rate Loans) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period applicable thereto expires;

                  (iii) if any Interest Period relating to a Borrowing of Eurodollar Loans begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

                  (iv) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, provided, that if any Interest Period for a Borrowing of Eurodollar Loans would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                  (v) unless the Required Lenders otherwise agree in writing, no Interest Period may be selected at any time when a Default or Event of Default is then in existence;

                  (vi) no Interest Period in respect of any Borrowing of any Tranche of Loans shall be selected which extends beyond the respective Maturity Date for such Tranche of Loans; and

                  (vii) no Interest Period in respect of any Borrowing of Tranche A Term Loans, Tranche B Term Loans or Incremental Term Loans, as the case may be, shall be selected which extends beyond any date upon which a mandatory repayment of such Tranche of Term Loans will be required to be made under Section 4.02(b), (c) or (d), as the case may be, if, after giving effect to the election of such Interest Period, the aggregate principal amount of Tranche A Term Loans, Tranche B Term Loans or Incremental Term Loans, as the case may be, which have Interest Periods which will expire after such date will be in excess of the aggregate principal amount of Tranche A Term Loans, Tranche B Term Loans or Incremental Term Loans, as the case may be, then outstanding less the aggregate amount of such required prepayment.

                  If upon the expiration of any Interest Period applicable to a Borrowing of Eurodollar Loans, the Borrower has failed to elect, or is not permitted to elect, a new Interest Period to be applicable to such Eurodollar Loans as provided above, the Borrower shall be deemed to have elected to convert such Eurodollar Loans into Base Rate Loans effective as of the expiration date of such current Interest Period.

                  1.10 Increased Costs, Illegality, etc. (a) In the event that any Lender shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by the Administrative Agent):

                  (i) on any Interest Determination Date that, by reason of any changes arising after the Original Effective Date (or, with respect to Incremental Term Loans made by such Lender, after the Restatement Effective Date) affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

                  (ii) at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loan because of (x) any change since the Original Effective Date (or, with respect to Incremental Term Loans made by such Lender, since the Restatement Effective Date) in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of payment to any Lender of the principal of or interest on such Eurodollar Loan or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or net profits of such Lender, or any franchise tax based on the net income or net profits of such Lender, in either case pursuant to the laws of the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein), but without duplication of any amounts payable in respect of Taxes pursuant to Section 4.04(a), or (B) a change in official reserve requirements but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate and/or (y) other circumstances since the Original Effective Date (or, with respect to Incremental Term Loans made by such Lender, since the Restatement Effective Date) affecting such Lender or the New York interbank Eurodollar market or the position of such Lender in such market; or

                  (iii) at any time, that the making or continuance of any Eurodollar Loan has been made (x) unlawful by any law or governmental rule, regulation or order, and/or (y) impossible by compliance by any Lender in good faith with any governmental request (whether or not having force of law) or (z) impracticable as a result of a contingency occurring after the Original Effective Date (or, with respect to Incremental Term Loans made by such Lender, after the Restatement Effective Date) which materially and adversely affects the interbank Eurodollar market;

then, and in any such event, such Lender (or the Administrative Agent, in the case of clause (i) above) shall promptly give notice (by telephone confirmed in writing) to the Borrower and, except in the case of clause (i) above, to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the Borrower with respect to Eurodollar Loans which have not yet been incurred (including by way of conversion) shall be deemed instead to have contained a request for Base Rate Loans, (y) in the case of clause (ii) above, the Borrower shall, pay to such Lender, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as shall be required to compensate such Lender for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Lender, showing in reasonable detail the basis for and the calculation thereof, submitted to the Borrower by such Lender in good faith shall, absent manifest error, be final and conclusive and binding on all the parties hereto, although the failure to give any such notice shall not release or diminish any of the Borrower's obligations to pay additional amounts pursuant to this Section 1.10(a) upon the subsequent receipt of such notice) and (z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in Section 1.10(b) as promptly as possible and, in any event, within the time period required by law. Each of the Administrative Agent and each Lender agrees that if it gives notice to the Borrower of any of the events described in clause (i) or

(iii) above, it shall promptly notify the Borrower and, in the case of any such Lender, the Administrative Agent, if such event ceases to exist. If any such event described in clause (iii) above ceases to exist as to a Lender, the obligations of such Lender to make Eurodollar Loans and to convert Base Rate Loans into Eurodollar Loans on the terms and conditions contained herein shall be reinstated.

                  (b) At any time that any Eurodollar Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the Borrower may (and, in the case of a Eurodollar Loan affected by the circumstances described in Section 1.10(a)(iii), shall) either (x) if the affected Eurodollar Loan is then being made initially or pursuant to a conversion, cancel the respective Borrowing by giving the Administrative Agent telephonic notice (confirmed in writing) on the same date that the Borrower was notified by the affected Lender or the Administrative Agent pursuant to Section 1.10(a)(ii) or (iii) or (y) if the affected Eurodollar Loan is then outstanding, upon at least three Business Days' written notice to the Administrative Agent, require the affected Lender to convert such Eurodollar Loan into a Base Rate Loan on the earlier of the date required by law or the last day of the Interest Period applicable to such Eurodollar Loans, provided that, if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this
Section 1.10(b).

                  (c) If at any time after the Original Effective Date (or, with respect to Incremental Term Loans made by such Lender, after the Restatement Effective Date) any Lender determines that the introduction of or any change in any applicable law or governmental rule, regulation, order, guideline, directive or request (whether or not having the force of law) concerning capital adequacy, or any change in interpretation or administration thereof by any governmental authority, central bank or comparable agency, in each case introduced or changed after the date hereof, will have the effect of increasing the amount of capital required or requested to be maintained by such Lender or any corporation controlling such Lender based on the existence of such Lender's Commitments hereunder or its obligations hereunder, then the Borrower shall, pay to such Lender, upon its written demand therefor, such additional amounts as shall be required to compensate such Lender or such other corporation for the increased cost to such Lender or such other corporation or the reduction in the rate of return to such Lender or such other corporation as a result of such increase of capital. In determining such additional amounts, each Lender will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, provided that such Lender's determination of compensation owing under this Section 1.10(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto. Each Lender, upon determining that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the Borrower, which notice shall show in reasonable detail the basis for and calculation of such additional amounts, although the failure to give any such notice shall not release or diminish the Borrower's obligation to pay additional amounts pursuant to this
Section 1.10(c) upon the subsequent receipt of such notice.

                  1.11 Compensation. The Borrower shall compensate each Lender, upon its written request (which request shall set forth in reasonable detail the basis for requesting and the calculation of such compensation), for all losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Eurodollar Loans but excluding any loss of anticipated profit) which such Lender may sustain: (i) if for any reason (other than a default by such Lender or the Administrative Agent) a Borrowing of, or conversion from or into, Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by the Borrower or deemed withdrawn pursuant to Section 1.10(a)); (ii) if any repayment (including any repayment made pursuant to Section 4.02 or as a result of an acceleration of the Loans pursuant to Section 10) or conversion of any of its Eurodollar Loans occurs on a date which is not the last day of an Interest Period with respect thereto; (iii) if any prepayment of any of its Eurodollar Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of (x) any other default by the Borrower to repay its Eurodollar Loans when required by the terms of this Agreement or any Note held by such Lender or (y) any election made pursuant to Section 1.10(b). Each Lender's calculation of the amount of compensation owing pursuant to this Section 1.11 shall be made in good faith. A Lender's basis for requesting compensation pursuant to this Section 1.11 and a Lender's calculation of the amount thereof, shall, absent manifest error, be final and conclusive and binding on all parties hereto.

                  1.12 Change of Lending Office. Each Lender agrees that on the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or
(iii), Section 1.10(c), Section 2.05 or Section 4.04 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans or Letters of Credit affected by such event, provided that such designation is made on such terms that, in the sole judgment of such Lender, such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section. Nothing in this Section
1.12 shall affect or postpone any of the obligations of the Borrower or the right of any Lender provided in Sections 1.10, 2.05 and 4.04.

                  1.13 Replacement of Lenders. (x) If any Lender becomes a Defaulting Lender or otherwise defaults in its obligations to make Loans or fund Unpaid Drawings, (y) upon the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or (iii), Section 1.10(c), Section 2.05 or
Section 4.04 with respect to any Lender which results in such Lender charging to the Borrower increased costs materially in excess of those being generally charged by the other Lenders, or (z) in the case of certain refusals by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as provided in Section 13.12(b), the Borrower shall have the right, if no Default or Event of Default then exists or would exist immediately after giving effect to the respective replacement, to either replace such Lender (the "Replaced Lender") with one or more other Eligible Transferee or Transferees, none of whom shall constitute a Defaulting Lender at the time of such replacement (collectively, the "Replacement Lender") and each of whom shall be reasonably acceptable to the Administrative Agent or, at the option of the Borrower, to replace only (a) the Revolving Loan Commitment (and outstandings pursuant thereto) of the Replaced Lender with an identical Revolving Loan Commitment provided by the Replacement Lender or (b) in the case of a replacement as provided in Section 13.12(b) where the consent of the respective Lender is required with respect to less than all Tranches of its Loans or Commitments, the Commitments and/or outstanding Term Loans of such Lender in respect of each Tranche where the consent of such Lender would otherwise be individually required, with identical Commitments and/or Loans of the respective Tranche provided by the Replacement Lender, provided that:

                  (i)      at the time of any replacement pursuant to this
         Section 1.13, the Replacement Lender shall enter into one or more Assignment and Assumption Agreements pursuant to Section 13.04(b) (and with all fees payable pursuant to said Section 13.04(b) to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire all of the Commitments and outstanding Loans (or, in the case of the replacement of only (a) the Revolving Loan Commitment, the Revolving Loan Commitment and outstanding Revolving Loans or (b) the outstanding Term Loans of one or more Tranches, the outstanding Term Loans of the respective Tranche or Tranches) of, and in each case (except for the replacement of only the outstanding Term Loans of one or more Tranches of the respective Lender) participations in Letters of Credit by, the Replaced Lender and, in connection therewith, shall pay to (x) the Replaced Lender in respect thereof an amount equal to the sum (without duplication) of (A) an amount equal to the principal of, and all accrued interest on, all outstanding Loans (or, in the case of the replacement of only (I) the Revolving Loan Commitment, the outstanding Revolving Loans or (II) the Term Loans of one or more Tranches, the outstanding Term Loans of such Tranche or Tranches) of the Replaced Lender, (B) except in the case of the replacement of only the outstanding Term Loans of one or more Tranches of a Replaced Lender, an amount equal to all Unpaid Drawings that have been funded by (and not reimbursed to) such Replaced Lender, together with all then unpaid interest with respect thereto at such time and (C) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Lender (but only with respect to the relevant Tranche, in the case of the replacement of less than all Tranches of Loans then held by the respective Replaced Lender) pursuant to Section 3.01, (y) except in the case of the replacement of only the outstanding Term Loans of one or more Tranches of a Replaced Lender, the respective Issuing Bank an amount equal to such Replaced Lender's Adjusted Percentage (for this purpose, determined as if the adjustment described in clause (y) of the immediately succeeding sentence had been made with respect to such Replaced Lender) of any Unpaid Drawing (which at such time remains an Unpaid Drawing) to the extent such amount was not theretofore funded by such Replaced Lender and (z) in the case of any replacement of Revolving Loan Commitments, the Swingline Lender an amount equal to such Replaced Lender's Adjusted Percentage of any Mandatory Borrowing to the extent such amount was not theretofore funded by such Replaced Lender; and

                  (ii) all obligations of the Borrower owing to the Replaced Lender (other than those (a) specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid or (b) relating to any Tranche of Loans and/or Commitments of the respective Replaced Lender which will remain outstanding after giving effect to the respective replacement) shall be paid in full to such Replaced Lender concurrently with such replacement.

Upon the execution of the respective Assignment and Assumption Agreements, the payment of amounts referred to in clauses (i) and (ii) above, the recordation of the assignment on the Register by the Administrative Agent pursuant to Section
13.16 and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate Note or Notes executed by the Borrower,
(x) the Replacement Lender shall become a Lender hereunder and, unless the respective Replaced Lender continues to have outstanding Term Loans and/or a Revolving Loan Commitment hereunder, the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.05, 4.04, 13.01 and 13.06), which shall survive as to such Replaced Lender and (y) in the case of a replacement of a Defaulting Lender with a Non-Defaulting Lender, the Adjusted Percentages of the Lenders shall be automatically adjusted at such time to give effect to such replacement (and to give effect to the replacement of a Defaulting Lender with one or more Non-Defaulting Lenders).

                  1.14 Incremental Term Loan Commitments. (a) So long as no Default or Event of Default then exists or would result therefrom, the Borrower shall, in consultation with the Administrative Agent, have the right to request on one or more occasions on and after the Restatement Effective Date and prior to the Incremental Term Loan Commitment Termination Date that one or more Lenders (and/or one or more other Persons which will become Lenders as provided below) provide Incremental Term Loan Commitments and, subject to the terms and conditions contained in this Agreement and the relevant Incremental Term Loan Commitment Agreement, make Incremental Term Loans pursuant thereto, it being understood and agreed, however, that (i) no Lender shall be obligated to provide an Incremental Term Loan Commitment as a result of any request by the Borrower, and until such time, if any, as (x) such Lender has agreed in its sole discretion to provide an Incremental Term Loan Commitment and executed and delivered to the Administrative Agent an Incremental Term Loan Commitment Agreement as provided in clause (b) of this Section 1.14 and (y) the other conditions set forth in Section 1.14(b) shall have been satisfied, such Lender shall not be obligated to fund any Incremental Term Loans, (ii) any Lender (or any other Person which will qualify as an Eligible Transferee) may so provide an Incremental Term Loan Commitment without the consent of any other Lender, (iii) each provision of Incremental Term Loan Commitments pursuant to this Section
1.14 for any Lender shall be in an amount of at least $2,500,000, (iv) the aggregate amount of all Incremental Term Loan Commitments permitted to be provided pursuant to this Section 1.14 and the aggregate principal amount of all Incremental Term Loans permitted to be made pursuant to Sections 1.01(c) shall not, in either case, exceed $30,000,000, (v) the fees payable to any Lender providing an Incremental Commitment shall be as set forth in the relevant Incremental Term Loan Commitment Agreement, (vi) the Applicable Margins, Incremental Term Loan Maturity Date and Incremental Scheduled Repayments in respect of the Incremental Term Loan Commitments and Incremental Term Loans shall be as set forth in this Agreement, and (vii) all actions taken by the Borrower pursuant to this Section 1.14 shall be done in coordination with the Administrative Agent.

                  (b) At the time of any provision of Incremental Term Loan Commitments pursuant to this Section 1.14, the Borrower, the Administrative Agent and each such Lender or other Eligible Transferee (each an "Incremental Term Loan Lender") which agrees to provide an Incremental Term Loan Commitment shall execute and deliver to the Administrative Agent an Incremental Term Loan Commitment Agreement substantially in the form of Exhibit K (appropriately completed), with the effectiveness of such Incremental Term Loan Lender's Incremental Term Loan Commitment to occur upon delivery of such Incremental Term Loan Commitment Agreement to the Administrative Agent and the payment of any fees required in connection therewith. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Term Loan Commitment Agreement, and at such time Annex I shall be deemed modified to reflect the Incremental Term Loan Commitments of such Incremental Term Loan Lenders.

                  SECTION 2. Letters of Credit.

                  2.01 Letters of Credit. (a) Subject to and upon the terms and conditions herein set forth, the Borrower may request that any Issuing Bank issue, at any time and from time to time after the Restatement Effective Date and prior to the date which is 30 days prior to the Revolving Loan Maturity Date, (x) for the account of the Borrower and for the benefit of any holder (or any trustee, agent or other similar representative for any such holders) of L/C Supportable Indebtedness of the Borrower or any of its Subsidiaries, an irrevocable sight standby letter of credit, in a form customarily used by such Issuing Bank or in such other form as has been approved by such Issuing Bank (each such standby letter of credit, a "Standby Letter of Credit") in support of such L/C Supportable Indebtedness and (y) for the account of the Borrower and for the benefit of sellers of goods or materials to the Borrower or any of its Subsidiaries, an irrevocable sight commercial letter of credit in a form customarily used by such Issuing Bank or in such other form as has been approved by such Issuing Bank (each such commercial letter of credit, a "Trade Letter of Credit", and each such Trade Letter of Credit, each Standby Letter of Credit and each letter of credit issued or deemed issued and outstanding under the Existing Credit Agreement on the Restatement Effective Date, a "Letter of Credit") in support of trade obligations of the Borrower and its Subsidiaries that arise in the ordinary course of business. On the Restatement Effective Date, all Existing Letters of Credit shall be deemed to have been issued under this Agreement and shall for all purposes constitute "Letters of Credit" hereunder.

                  (b) Subject to the terms and conditions contained herein, each Issuing Bank hereby agrees that it will, at any time and from time to time on or after the Restatement Effective Date and prior to the date which is 30 days prior to the Revolving Loan Maturity Date, following its receipt of the respective Letter of Credit Request, issue for the account of the Borrower one or more Letters of Credit (x) in the case of Standby Letters of Credit, in support of such L/C Supportable Indebtedness of the Borrower or any of its Subsidiaries as is permitted to remain outstanding without giving rise to a Default or Event of Default hereunder and (y) in the case of Trade Letters of Credit, in support of sellers of goods or materials as referenced in Section 2.01(a), provided that the respective Issuing Bank shall be under no obligation to issue any Letter of Credit of the types described above if at the time of such issuance:

                  (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain such Issuing Bank from issuing such Letter of Credit or any requirement of law applicable to such Issuing Bank or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Issuing Bank is not otherwise compensated) not in effect on the date hereof, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to such Issuing Bank as of the date hereof and which such Issuing Bank in good faith deems material to it; or

                  (ii) such Issuing Bank shall have received notice from any Lender prior to the issuance of such Letter of Credit of the type described in the second sentence of Section 2.02(b).

                  (c) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued the Stated Amount of which, when added to the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) at such time would exceed either (x) $75,000,000 or (y) when added to (I) the aggregate principal amount of all Revolving Loans made by Non-Defaulting Lenders and then outstanding and (II) the principal amount of all Swingline Loans then outstanding, an amount equal to the Adjusted Total Revolving Loan Commitment at such time, (ii) each Letter of Credit shall be denominated in Dollars, (iii) each Letter of Credit shall by its terms terminate (x) in the case of Standby Letters of Credit, on or before the earlier of (A) the date which occurs 12 months after the date of the issuance thereof (although any such Standby Letter of Credit may be automatically extendible for successive periods of up to 12 months, but not beyond the fifth Business Day prior to the Revolving Loan Maturity Date, on terms acceptable to the Issuing Bank thereof) and (B) the fifth Business Day prior to the Revolving Loan Maturity Date, and (y) in the case of Trade Letters of Credit, on or before the earlier of (A) the date which occurs 180 days after the date of issuance thereof and (B) the date which is 10 days prior to the Revolving Loan Maturity Date and (iv) the Stated Amount of each Letter of Credit upon issuance shall be not less than $50,000 or such lesser amount as is acceptable to the respective Issuing Bank.

                  (d) Notwithstanding the foregoing, in the event a Lender Default exists, no Issuing Bank shall be required to issue any Letter of Credit unless the respective Issuing Bank has entered into arrangements satisfactory to it and the Borrower to eliminate such Issuing Bank's risk with respect to the participation in Letters of Credit of the Defaulting Lender or Lenders, including by cash collateralizing such Defaulting Lender or Lenders' Adjusted Percentage of the Letter of Credit Outstandings, as the case may be.

                  2.02 Letter of Credit Requests, etc. (a) Whenever the Borrower desires that a Letter of Credit be issued for its account, the Borrower shall give the Administrative Agent and the respective Issuing Bank written notice thereof prior to 12:00 Noon (New York time) at least three Business Days (or such shorter period as is acceptable to the respective Issuing Bank) prior to the proposed date of issuance (which shall be a Business Day). Each notice shall be in the form of Exhibit C (each, a "Letter of Credit Request").

                  (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the Borrower that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, Section 2.01(c). Unless the respective Issuing Bank has received notice from any Lender before it issues a Letter of Credit that one or more of the conditions specified in Section 5 or Section 6, as applicable, are not then satisfied, or that the issuance of such Letter of Credit would violate Section 2.01(c), then such Issuing Bank shall issue the requested Letter of Credit for the account of the Borrower in accordance with such Issuing Bank's usual and customary practices.

                  (c) Each Issuing Bank shall, promptly after each issuance of, or amendment or modification to, a Standby Letter of Credit issued by it, give the Administrative Agent (and the Administrative Agent shall in turn promptly forward same to each Participant and the Borrower) written notice of the issuance of, or amendment or modification to, such Standby Letter of Credit, which notice shall be accompanied by a copy of the Standby Letter of Credit or Standby Letters of Credit issued by it and each such amendment or modification thereto.

                  (d) Each Issuing Bank shall deliver to the Administrative Agent, promptly on the first Business Day of each week, by facsimile transmission, the aggregate daily Stated Amount available to be drawn under the outstanding Trade Letters of Credit issued by such Issuing Bank for the previous week. The Administrative Agent shall, within 10 days after the last Business Day of each calendar month, deliver to each Participant a report setting forth for such preceding calendar month the aggregate daily Stated Amount available to be drawn under all outstanding Trade Letters of Credit during such calendar month.

                  2.03 Letter of Credit Participations. (a) Immediately upon the issuance by any Issuing Bank of any Letter of Credit, such Issuing Bank shall be deemed to have sold and transferred to each Lender with a Revolving Loan Commitment, other than such Issuing Bank (each such Lender, in its capacity under this Section 2.03, a "Participant"), and each such Participant shall be deemed irrevocably and unconditionally to have purchased and received from such Issuing Bank, without recourse or warranty, an undivided interest and participation, to the extent of such Participant's Adjusted Percentage, in such Letter of Credit, each drawing made thereunder and the obligations of the Borrower under this Agreement with respect thereto (although Letter of Credit Fees shall be payable directly to the Administrative Agent for the account of the Participants as provided in Section 3.01(b) and the Participants shall have no right to receive any portion of any Facing Fees with respect to such Letters of Credit), and any security therefor or guaranty pertaining thereto. Upon any change in the Revolving Loan Commitments or Adjusted Percentages of the Lenders pursuant to Section 1.13 or 13.04 or as a result of a Lender Default, it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this Section 2.03 to reflect the new Adjusted Percentages of the assignor and assignee Lender or of all Lenders with Revolving Loan Commitments, as the case may be.

                  (b) In determining whether to pay under any Letter of Credit, no Issuing Bank shall have any obligation relative to the other Lenders other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to substantially comply on their face with the requirements of such Letter of Credit. Subject to the provisions of the immediately preceding sentence, any action taken or omitted to be taken by any Issuing Bank under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct, as determined by a court of competent jurisdiction, shall not create for such Issuing Bank any resulting liability to any Credit Party or any Lender.

                  (c) In the event that any Issuing Bank makes any payment under any Letter of Credit and the Borrower shall not have reimbursed such amount in full to such Issuing Bank pursuant to Section 2.04(a), such Issuing Bank shall promptly notify the Administrative Agent, which shall promptly notify each Participant, of such failure, and each Participant shall promptly and unconditionally pay to such Issuing Bank the amount of such Participant's Adjusted Percentage of such unreimbursed payment in Dollars and in same day funds. If the Administrative Agent so notifies, prior to 11:00 A.M. (New York time) on any Business Day, any Participant required to fund a payment under a Letter of Credit, such Participant shall make available to such Issuing Bank in Dollars such Participant's Adjusted Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent such Participant shall not have so made its Adjusted Percentage of the amount of such payment available to such Issuing Bank, such Participant agrees to pay to such Issuing Bank, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to such Issuing Bank at the overnight Federal Funds Rate. The failure of any Participant to make available to such Issuing Bank its Adjusted Percentage of any payment under any Letter of Credit shall not relieve any other Participant of its obligation hereunder to make available to such Issuing Bank its Adjusted Percentage of any Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to such Issuing Bank such other Participant's Adjusted Percentage of any such payment.

                  (d) Whenever any Issuing Bank receives a payment of a reimbursement obligation as to which it has received any payments from the Participants pursuant to clause (c) above, such Issuing Bank shall forward such payment to the Administrative Agent, which in turn shall distribute to each Participant which has paid its Adjusted Percentage thereof, in Dollars and in same day funds, an amount equal to such Participant's share (based upon the proportionate aggregate amount originally funded by such Participant to the aggregate amount funded by all Participants) of the principal amount of such reimbursement obligation and interest thereon accruing after the purchase of the respective participations.

                  (e) Upon the request of any Participant, each Issuing Bank shall furnish to such Participant copies of any Letter of Credit issued by it and such other documentation as may reasonably be requested by such Participant.

                  (f) The obligations of the Participants to make payments to each Issuing Bank with respect to Letters of Credit issued by it shall be irrevocable and not subject to any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                  (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

                  (ii) the existence of any claim, setoff, defense or other right which the Borrower or any of its Subsidiaries may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, any Issuing Bank, any Participant, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower or any of its Subsidiaries and the beneficiary named in any such Letter of Credit);

                  (iii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

                  (v)      the occurrence of any Default or Event of Default.

                  2.04 Agreement to Repay Letter of Credit Drawings. (a) The Borrower hereby agrees to reimburse the respective Issuing Bank, by making payment to the Administrative Agent in immediately available funds at the Payment Office, for any payment or disbursement made by such Issuing Bank under any Letter of Credit (each such amount, so paid until reimbursed, an "Unpaid Drawing"), by 1.00 P.M. (New York time) on the Business Day immediately succeeding the date of such payment or disbursement, with interest on the amount so paid or disbursed by such Issuing Bank, to the extent not reimbursed prior to 12:00 Noon (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date such Issuing Bank was reimbursed by the Borrower therefor at a rate per annum which shall be the Base Rate in effect from time to time plus the Applicable Margin for Revolving Loans maintained as Base Rate Loans as in effect from time to time, such interest to be payable on demand; provided, however, to the extent such amounts are not reimbursed prior to 12:00 Noon (New York time) on the third Business Day following receipt of notice of such payment or disbursement, interest shall thereafter accrue on the amounts so paid or disbursed by such Issuing Bank (and until reimbursed by the Borrower) at a rate per annum which shall be the Base Rate in effect from time to time plus the Applicable Margin for Revolving Loans maintained as Base Rate Loans as in effect from time to time plus 2%, in each such case, with interest to be payable on demand. The respective Issuing Bank shall give the Borrower prompt notice of each Drawing under any Letter of Credit issued by it, provided that the failure of, or delay in, giving any such notice shall in no way affect, impair or diminish the Borrower's obligations hereunder.

                  (b)      The obligations of the Borrower under this Section
2.04 to reimburse the respective Issuing Bank with respect to drawings on Letters of Credit (each, a "Drawing") (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower or any of its Subsidiaries may have or have had against any Lender (including in its capacity as issuer of the Letter of Credit or as Participant), or any nonapplication or misapplication by the beneficiary of the proceeds of such Drawing, the respective Issuing Bank's only obligation to the Borrower being to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to substantially comply on their face with the requirements of such Letter of Credit. Subject to the provisions of the immediately preceding sentence, any action taken or omitted to be taken by any Issuing Bank under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct as determined by a court of competent jurisdiction, shall not create for such Issuing Bank any resulting liability to the Borrower or any other Credit Party.

                  2.05 Increased Costs. If at any time after the Original Effective Date, the introduction of or any change in any applicable law, rule, regulation, order, guideline or request or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by any Issuing Bank or any Participant with any request or directive by any such authority (whether or not having the force of law), shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against letters of credit issued by any Issuing Bank or participated in by any Participant, or (ii) impose on any Issuing Bank or any Participant any other conditions relating, directly or indirectly, to this Agreement, any Letter of Credit or such Participant's participation therein; and the result of any of the foregoing is to increase the cost to any Issuing Bank or any Participant of issuing, maintaining or participating in any Letter of Credit, or reduce the amount of any sum received or receivable by any Issuing Bank or any Participant hereunder or reduce the rate of return on its capital with respect to Letters of Credit (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Issuing Bank or such Participant, or any franchise tax based on the net income or profits of such Issuing Bank or Participant, in either case pursuant to the laws of the United States of America, the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein), but without duplication of any amounts payable in respect of Taxes pursuant to
Section 4.04(a), then, upon demand to the Borrower by such Issuing Bank or any Participant (a copy of which demand shall be sent by such Issuing Bank or such Participant to the Administrative Agent), the Borrower shall pay to such Issuing Bank or such Participant such additional amount or amounts as will compensate such Issuing Bank or such Participant for such increased cost or reduction in the amount receivable or reduction on the rate of return on its capital. Any Issuing Bank or any Participant, upon determining that any additional amounts will be payable pursuant to this Section 2.05, will give prompt written notice thereof to the Borrower, which notice shall include a certificate submitted to the Borrower by such Issuing Bank or such Participant (a copy of which certificate shall be sent by such Issuing Bank or such Participant to the Administrative Agent), setting forth in reasonable detail the basis for and the calculation of such additional amount or amounts necessary to compensate such Issuing Bank or such Participant. The certificate required to be delivered pursuant to this Section 2.05 shall, if delivered in good faith and absent manifest error, be final and conclusive and binding on the Borrower, although the failure to deliver any such certificate shall not release or diminish the Borrower's obligations to pay additional amounts pursuant to this Section 2.05 upon subsequent receipt of such certificate.

                  SECTION 3. Commitment Commission; Fees; Reductions of Commitment.

                  3.01 Fees. (a) The Borrower shall pay the Administrative Agent for distribution to each Non-Defaulting Lender with a Revolving Loan Commitment a commitment commission (the "Commitment Commission") for the period from the Original Effective Date to and including the Revolving Loan Maturity Date (or such earlier date as the Total Revolving Loan Commitment shall have been terminated), computed at a rate for each day equal to the relevant Applicable Margin then in effect on the daily average Unutilized Revolving Loan Commitment of such Non-Defaulting Lender. Accrued Commitment Commission shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the Revolving Loan Maturity Date (or such earlier date upon which the Total Revolving Loan Commitment is terminated).

                  (b) The Borrower shall pay to the Administrative Agent for pro rata distribution to each Non-Defaulting Lender with a Revolving Loan Commitment (based on their respective Adjusted Percentages), a fee in respect of each Letter of Credit issued hereunder (the "Letter of Credit Fee"), for the period from and including the date of issuance of such Letter of Credit to and including the termination of such Letter of Credit, computed at a rate per annum equal to the Applicable Margin then in effect for Revolving Loans maintained as Eurodollar Loans on the daily average Stated Amount of such Letter of Credit. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and upon the first day on or after the termination of the Total Revolving Loan Commitment upon which no Letters of Credit remain outstanding.

                  (c) The Borrower shall pay to each Issuing Bank, for its own account, a facing fee in respect of each Letter of Credit issued by such Issuing Bank hereunder (the "Facing Fee"), for the period from and including the date of issuance of such Letter of Credit to and including the termination of such Letter of Credit, computed at a rate equal to 1/4 of 1% per annum of the daily average Stated Amount of such Letter of Credit (or such lesser percentage as shall be agreed by the respective Issuing Bank). Facing Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the date upon which the Total Revolving Loan Commitment has been terminated and such Letter of Credit has been terminated in accordance with its terms.

                  (d) The Borrower shall pay to each Issuing Bank, upon each payment under, issuance of, or amendment to, any Letter of Credit issued by such Issuing Bank, such amount as shall at the time of such event be the administrative charge which such Issuing Bank is generally imposing in connection with such occurrence with respect to letters of credit issued by it.

                  (e) The Borrower agrees to pay to the Administrative Agent, for its own account, such other fees as have been agreed to in writing by the Borrower and the Administrative Agent.

                  3.02 Voluntary Termination or Reduction of Unutilized Revolving Loan Commitments. (a) Upon at least three Business Days' prior notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), the Borrower shall have the right, at any time or from time to time, without premium or penalty, to terminate the Total Unutilized Revolving Loan Commitment, in whole or in part, in integral multiples of $1,000,000 in the case of partial reductions to the Total Unutilized Revolving Loan Commitment, provided that (i) each such reduction shall apply proportionately to permanently reduce the Revolving Loan Commitment of each Lender with such a Commitment and (ii) no reduction to the Total Unutilized Revolving Loan Commitment shall be in an amount which would cause the Revolving Loan Commitment of any Lender to be reduced (as required by preceding clause (i)) by an amount which exceeds the remainder of (x) the Unutilized Revolving Loan Commitment of such Lender as in effect immediately before giving effect to such reduction minus (y) such Lender's Adjusted Percentage of the aggregate principal amount of Swingline Loans then outstanding.

                  (b) In the event of certain refusals by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as provided in Section 13.12(b), the Borrower may, subject to the requirements of said Section 13.12(b), upon five Business Days' prior written notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), terminate all of the Revolving Loan Commitment of such Lender so long as all Loans, together with accrued and unpaid interest, fees and all other amounts, owing to such Lender (including all amounts, if any, owing pursuant to Section 1.11 but excluding amounts owing in respect of any Tranche of Term Loans maintained by such Lender, if such Term Loans are not being repaid pursuant to Section 13.12(b)) are repaid concurrently with the effectiveness of such termination (at which time Schedule I shall be deemed modified to reflect such changed amounts), and at such time, unless the respective Lender continues to have outstanding Term Loans hereunder, such Lender shall no longer constitute a "Lender" for purposes of this Agreement, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.05, 4.04, 13.01 and 13.06), which shall survive as to such repaid Lender.

                  3.03 Mandatory Reduction of Commitments. (a) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Incremental Term Loan Commitment (and the Incremental Term Loan Commitments of each Lender with such a Commitment) shall (i) terminate in its entirety on the Incremental Term Loan Commitment Termination Date (after giving effect to the incurrence of the Incremental Term Loans on such date) and (ii) prior to the termination of the Total Incremental Term Loan Commitment as provided in clause (i) above, be reduced from time to time to the extent required by Section 4.02.

                  (b) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Revolving Loan Commitment (and the Revolving Loan Commitment of each Lender with such a Commitment) shall terminate in its entirety on the Revolving Loan Maturity Date.

                  (c) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, on each date after the Original Effective Date upon which a mandatory repayment of Term Loans pursuant to any of Sections 4.02(e) through (i), inclusive, is required (and exceeds in amount the aggregate principal amount of Term Loans then outstanding) or would be required if Term Loans were then outstanding, the Total Revolving Loan Commitment shall be permanently reduced by the amount, if any, by which the amount required to be applied pursuant to said Sections (determined as if an unlimited amount of Term Loans were actually outstanding) exceeds the aggregate principal amount of Term Loans then outstanding.

                  (d) Each reduction to the Total Revolving Loan Commitment pursuant to this Section 3.03 shall be applied proportionately to reduce the Revolving Loan Commitment of each Lender with such a Commitment.

                  SECTION 4. Prepayments; Payments; Taxes.

                  4.01 Voluntary Prepayments. (a) The Borrower shall have the right to prepay the Loans, without premium or penalty except as provided in
Section 4.01(b), in whole or in part, at any time and from time to time on the following terms and conditions: (i) the Borrower shall give the Administrative Agent prior to 12:00 Noon (New York time) at its Notice Office (x) at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Term Loans or Revolving Loans maintained as Base Rate Loans, (y) same day prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Swingline Loans and (z) at least three Business Days' (or in the case of a prepayment of Eurodollar Loans at the end of the Interest Period therefor, one Business Day's) prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Eurodollar Loans, whether Tranche A Term Loans, Tranche B Term Loans, Incremental Term Loans, Revolving Loans or Swingline Loans shall be prepaid, the amount of such prepayment, the Types of Loans to be prepaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, which notice the Administrative Agent shall (except in the case of Swingline Loans) promptly transmit to each of the Lenders; (ii) each prepayment shall be in an aggregate principal amount of at least $5,000,000, in the case of Term Loans, $1,000,000, in the case of Revolving Loans, $100,000 in the case of Swingline Loans and, in each case, if greater, in integral multiples of $500,000, in the case of Term Loans and $100,000, in the case of Revolving Loans and Swingline Loans (or, in each case, such lesser amount of a Borrowing which is outstanding), provided that if any partial prepayment of Eurodollar Loans made pursuant to any Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto, then such Borrowing may not be continued as a Borrowing of Eurodollar Loans and any election of an Interest Period with respect thereto given by the Borrower shall have no force or effect; (iii) at the time of any prepayment of Eurodollar Loans pursuant to this Section 4.01 on any date other than the last day of the Interest Period applicable thereto, the Borrower shall pay the amounts required pursuant to Section 1.11; (iv) in the event of certain refusals by a Lender as provided in Section 13.12(b) to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders, the Borrower may, upon five Business Days' prior written notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders) repay all Loans, together with accrued and unpaid interest, Fees, and other amounts owing to such Lender (or owing to such Lender with respect to each Tranche which gave rise to the need to obtain such Lender's individual consent) in accordance with said Section 13.12(b) so long as (A) in the case of the repayment of Revolving Loans of any Lender pursuant to this clause (iv), the Revolving Loan Commitment of such Lender is terminated concurrently with such repayment (at which time Schedule I shall be deemed modified to reflect the changed Revolving Loan Commitments) and (B) the consents required by Section 13.12(b) in connection with the repayment pursuant to this clause (iv) have been obtained; (v) except as expressly provided in the preceding clause (iv), each voluntary prepayment of Term Loans pursuant to this
Section 4.01 shall be applied, subject to modification of such application as set forth in Section 4.02(m), to the Tranche A Term Loans, Tranche B Term Loans and Incremental Term Loans on a pro rata basis (based upon the then outstanding principal amount of Tranche A Term Loans, Tranche B Term Loans and Incremental Term Loans); (vi) except as expressly provided in the preceding clause (iv), each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied pro rata among the Loans comprising such Borrowing; provided that at the Borrower's election in connection with any prepayment of Revolving Loans pursuant to this Section 4.01, such prepayment shall not be applied to any Revolving Loan of a Defaulting Lender; and (vii) any such prepayment of the respective Tranche of Term Loans shall first be applied in direct order of maturity to those Scheduled Repayments of the respective Tranche which are due within 12 months after the date of such prepayment (based upon the then remaining principal amounts of such Scheduled Repayments after giving effect to all prior reductions thereto), with any excess amount of such prepayment to be applied to the then remaining Scheduled Repayments of the respective Tranche of Term Loans on a pro rata basis as otherwise provided below in this clause (vii) unless the Borrower notifies the Administrative Agent that it does not desire such application in which event such payment shall be applied to the then remaining Scheduled Repayments of the respective Tranche of Term Loans on a pro rata basis based upon the then remaining principal amounts of the Scheduled Repayments of the respective Tranche after giving effect to all prior reductions thereto.

                  (b) All voluntary prepayments of the Tranche B Term Loans and Incremental Term Loans shall be accompanied by a prepayment premium of (x) 2% of the principal amount prepaid, if such repayment occurs on or prior to the first anniversary of the Initial Borrowing Date and (y) 1% of the principal amount prepaid, if such repayment occurs after the first anniversary of the Initial Borrowing Date and on or prior to the second anniversary of the Initial Borrowing Date.

                  4.02 Mandatory Repayments and Commitment Reductions. (a)(i) On any date on which the sum of the aggregate outstanding principal amount of the Revolving Loans made by Non-Defaulting Lenders, the outstanding principal amount of the Swingline Loans and the

Letter of Credit Outstandings on such date exceeds the Adjusted Total Revolving Loan Commitment as then in effect, the Borrower shall prepay on such date the principal of Swingline Loans and, after the Swingline Loans have been repaid in full, Revolving Loans of Non-Defaulting Lenders in an amount equal to such excess. If, after giving effect to the prepayment of all outstanding Swingline Loans and all outstanding Revolving Loans of Non-Defaulting Lenders, the aggregate amount of the Letter of Credit Outstandings exceeds the Adjusted Total Revolving Loan Commitment as then in effect, the Borrower shall pay to the Administrative Agent at the Payment Office on such date an amount in cash and/or Cash Equivalents equal to the amount of such excess (up to a maximum amount equal to the Letter of Credit Outstandings at such time), such cash and/or Cash Equivalents to be held as security for all obligations of the Borrower to Non-Defaulting Lenders hereunder in a cash collateral account to be established by the Administrative Agent pursuant to a cash collateral agreement to be entered into in form and substance reasonably satisfactory to the Administrative Agent.

                  (ii) On any date on which the aggregate outstanding principal amount of the Revolving Loans made by any Defaulting Lender exceeds the Revolving Loan Commitment of such Defaulting Lender, the Borrower shall prepay on such date principal of Revolving Loans of such Defaulting Lender in an amount equal to such excess.

                  (b) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date set forth below, the Borrower shall be required to repay that principal amount of Tranche A Term Loans, to the extent then outstanding, as is set forth opposite such date (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(j), a "Tranche A Scheduled Repayment," and each such date, a "Tranche A Scheduled Repayment Date"):

Tranche A
Scheduled Repayment Date                                                               Amount
------------------------                                                               ------
December 31, 2001                                                                    $ 3,750,000

March 31, 2002                                                                       $ 3,750,000
June 30, 2002                                                                        $ 3,750,000
September 30, 2002                                                                   $ 3,750,000
December 31, 2002                                                                    $ 5,625,000

March 31, 2003                                                                       $ 5,625,000
June 30, 2003                                                                        $ 5,625,000
September 30, 2003                                                                   $ 5,625,000
December 31, 2003                                                                    $ 8,750,000

March 31, 2004                                                                       $ 8,750,000
June 30, 2004                                                                        $ 8,750,000
Tranche A Term Loan Maturity Date                                                    $ 8,750,000

                  (c) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date set forth below, the Borrower shall be required to repay that principal amount of Tranche B Term Loans, to the extent then outstanding, as is set forth opposite such date (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(j), a "Tranche B Scheduled Repayment," and each such date, a "Tranche B Scheduled Repayment Date"):

Tranche B
Scheduled Repayment Date                                                          Amount
------------------------                                                          ------
December 31, 2001                                                            $      625,000

March 31, 2002                                                               $      625,000
June 30, 2002                                                                $      625,000
September 30, 2002                                                           $      625,000
December 31, 2002                                                            $      625,000

March 31, 2003                                                               $      625,000
June 30, 2003                                                                $      625,000
September 30, 2003                                                           $      625,000
December 31, 2003                                                            $      625,000

February 29, 2004                                                            $      625,000
June 30, 2004                                                                $      625,000
September 30, 2004                                                           $      625,000
December 31, 2004                                                            $      625,000

March 31, 2005                                                               $      625,000
June 30, 2005                                                                $      625,000
September 30, 2005                                                           $  178,125,000
December 31, 2005                                                            $      143,750

March 31, 2006                                                               $      143,750
June 30, 2006                                                                $      143,750
Tranche B Term Loan Maturity Date                                            $   57,068,750

                  (d) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date set forth below, the Borrower shall be required to repay Incremental Term Loans in an aggregate principal amount equal to the product of (x) the percentage set forth opposite such date and (y) the aggregate outstanding principal amount of Incremental Term Loans on the Incremental Term Loan Borrowing Date (after giving effect to the incurrence of Incremental Term Loans on such date) (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(j), an "Incremental Scheduled Repayment" and each such date, an "Incremental Scheduled Repayment Date"):

Incremental
Scheduled Repayment Date                                                           Percentage
------------------------                                                           ----------
June 30, 2002                                                                       0.25641%
September 30, 2002                                                                  0.25641%
December 31, 2002                                                                   0.25641%

March 31, 2003                                                                      0.25641%
June 30, 2003                                                                       0.25641%
September 30, 2003                                                                  0.25641%
December 31, 2003                                                                   0.25641%

February 29, 2004                                                                   0.25641%
June 30, 2004                                                                       0.25641%
September 30, 2004                                                                  0.25641%
December 31, 2004                                                                   0.25641%

March 31, 2005                                                                      0.25641%
June 30, 2005                                                                       0.25641%
September 30, 2005                                                                 73.07692%
December 31, 2005                                                                   0.05897%

March 31, 2006                                                                      0.05897%
June 30, 2006                                                                       0.05897%
Incremental Term Loan Maturity Date                                                23.41283%

                  (e) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date after the Original Effective Date upon which the Borrower or any of its Subsidiaries receives any proceeds from any incurrence by the Borrower or any of its Subsidiaries of Indebtedness (other than Indebtedness permitted to be incurred pursuant to Section 9.04, including the Incremental Term Loans), an amount equal to the cash proceeds (net of underwriting discounts and commissions and other fees, expenses and costs associated therewith including, without limitation, legal fees and expenses) of the respective incurrence of Indebtedness shall be applied as a mandatory repayment of principal of outstanding Term Loans in accordance with the requirements of Sections 4.02(j) and (k).

                  (f) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, within five Business Days after each date after the Original Effective Date upon which the Borrower or any of its Subsidiaries receives any Net Asset Sale Proceeds, an amount equal to 100% of such Net Asset Sale Proceeds shall be applied as a mandatory repayment of principal of outstanding Term Loans in accordance with the requirements of Sections 4.02(j) and (k); provided that the Net Asset Sale Proceeds received by the Borrower or any of its Subsidiaries in connection with any Asset Sale (including the proceeds of a Permitted Sale-Leaseback Transaction) shall not give rise to a mandatory repayment within five Business Days after the date of the receipt of such Net Asset Sale Proceeds so long as (i) no Default or Event of Default shall have occurred and be continuing on the date of receipt of such Net Asset Sale Proceeds, (ii) the aggregate amount of Net Asset Sale Proceeds not applied in any fiscal year of the Borrower pursuant to this proviso do not exceed $15,000,000; provided further that the aggregate amount of Net Asset Sale Proceeds received by the Borrower or any of its Subsidiaries in connection with the sale of stock of Rocky Mountain (or the sale of assets of Rocky Mountain) not applied as a mandatory prepayment of Term Loans pursuant to this proviso shall not exceed 50% of the aggregate amount of such Net Asset Sale Proceeds, and (iii) the Borrower delivers an officer's certificate to the Administrative Agent within five Business Days after the date of receipt of such Net Asset Sale Proceeds stating that the conditions set forth in clauses (i) and (ii) are satisfied and that an amount equal to such Net Asset Sale Proceeds shall be used to purchase equipment or other assets useful in a Permitted Business (including capital stock of a Person engaged in such business) of the Borrower and its Subsidiaries (such assets being "Eligible Assets") within 365 days following the date of receipt of such Net Asset Sale Proceeds (which certificate shall set forth (or if not set forth in such certificate, in an additional certificate to be delivered within thirty days after the date of receipt of such Net Asset Sale Proceeds) the estimates of the proceeds to be so expended and such other information with respect to such reinvestment as the Administrative Agent may reasonably request); and provided further, that if all or any portion of such Net Asset Sale Proceeds referred to in preceding proviso are not so used within the 365 days period following the date of the respective receipt of such Net Asset Sale Proceeds, such remaining portion not so used shall be applied on such 365th day (or, if such date shall not be a Business Day, the immediately preceding Business Day) as a mandatory repayment of principal of outstanding Term Loans in accordance with the requirements of Sections 4.02(j) and (k); provided that so long as no Material Default or Event of Default shall have occurred and be continuing, no mandatory repayment shall be required hereunder until the aggregate amount of Net Asset Sale Proceeds which have not previously been applied as a mandatory repayment equals at least $1,000,000. If the Borrower is required to apply any portion of asset sale proceeds to prepay or offer to prepay Indebtedness evidenced by the Senior Subordinated Notes or Permitted Subordinated Refinancing Indebtedness (under the terms of the Senior Subordinated Notes Indenture or the documentation relating thereto, as the case may be), then notwithstanding anything contained in this Agreement to the contrary the Borrower shall apply such asset sale proceeds as a mandatory prepayment of the principal of outstanding Term Loans in accordance with requirements of Sections 4.02(j) and (k).

                  (g) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, within 10 Business Days (or such greater time, not to exceed 60 days, as is acceptable to the Administrative Agent) following each date after the Original Effective Date on which the Borrower or any of its Subsidiaries receives any Net Insurance/Condemnation Proceeds, an amount equal to 100% of such Net Insurance/Condemnation Proceeds shall be applied as a mandatory repayment of principal of outstanding Term Loans in accordance with the requirements of Sections 4.02(j) and (k); provided that Net Insurance/Condemnation Proceeds received by the Borrower or any of its Subsidiaries shall not give rise to a mandatory repayment within such 10 Business Day period (or such greater time, not to exceed 60 days, as is acceptable to the Administrative Agent) so long as (i) no Material Default or Event of Default shall have occurred and be continuing and (ii) to the extent that the Borrower delivers an officer's certificate to the Administrative Agent within such

10 Business Day period (or such greater time, not to exceed 60 days, as is acceptable to the Administrative Agent) stating that such Net Insurance/Condemnation Proceeds have been or are intended to be used within 365 days of such date of receipt of such Net Insurance/Condemnation Proceeds to replace, repair or restore any properties or assets in respect of which such Net Insurance/Condemnation Proceeds were paid or to purchase Eligible Assets; provided that the Borrower shall have 730 days following the date of receipt of such Net Insurance/Condemnation Proceeds to complete such replacement, repair or restoration if (w) the intended replacement, repair or restoration cannot be completed within such 365 day period, (x) the Borrower, during such 365 day period, has entered into binding commitments with third parties to complete such replacement, repair or restoration, (y) the Borrower diligently pursues the completion of such replacement, repair or restoration and (z) the Borrower, during such 365 day period delivers an officer's certificate to the Administrative Agent certifying as to clause (w) through (y) of this proviso. If all or any portion of such Net Insurance/Condemnation Proceeds not required to be applied as a mandatory repayment pursuant to the preceding proviso are not so used within 365 days or 730 days, as the case may be, after the date of the receipt of such Net Insurance/Condemnation Proceeds, then such remaining portion not so used shall be applied on the last day of such 365 day or 730 day, as the case may be, period (or, if such day shall not be a Business Day, the immediately preceding Business Day), to prepay Term Loans in accordance with the requirements of Sections 4.02(j) and (k); provided that so long as no Material Default or Event of Default shall have occurred and be continuing, no mandatory prepayment shall be required hereunder (x) if the aggregate amount of Net Insurance/Condemnation Proceeds from any event or series of related events does not exceed $250,000 or (y) until the aggregate amount of Net Insurance/Condemnation Proceeds which have not been previously applied as a mandatory repayment equals at least $1,000,000.

                  (h) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date on and after the Restatement Effective Date upon which the Borrower receives any cash proceeds from an initial public offering of its equity, an amount of such cash proceeds (net of underwriting discounts or placement discounts and commissions and other reasonable fees and costs associated therewith) in a net amount not to exceed $50,000,000 shall be applied as a mandatory repayment of principal of outstanding Term Loans and Revolving Loans in accordance with the requirements set forth below in this Section 4.02(h) and in Section 4.02(k), subject to modification of such application as set forth in Section 4.02(m). Such net cash proceeds shall be applied pro rata to each Tranche of Loans based upon the then outstanding principal amounts of the respective Tranches (with each Tranche of Loans to be allocated that percentage of the amount to be applied as is equal to a fraction (expressed as a percentage) the numerator of which is the then outstanding principal amount of such Tranche of Loans and the denominator of which is equal to the then outstanding principal amount of all Loans). Any amount required to be applied to any Tranche of Term Loans shall be applied to repay the outstanding principal amount of Term Loans of the respective Tranche then outstanding. Any such repayment (or reduction) of Term Loans shall first be applied in direct order of maturity to reduce the then remaining Scheduled Repayments of the respective Tranche of Term Loans which are due within 12 months after the date of such repayment (or reduction), with any excess amount of such repayment (or reduction) to be applied to the then remaining Scheduled Repayments on a pro rata basis as otherwise provided below in this Section 4.02(h)
unless the Borrower notifies the Administrative Agent that it does not desire such application in which event such repayment shall be applied to the then remaining Scheduled Repayments of the respective Tranche of Term Loans on a pro rata basis based upon the then remaining principal amounts of the Scheduled Repayments of the respective Tranche after giving effect to all prior reductions thereto.

                  (i) In addition to any other mandatory repayments pursuant to this Section 4.02, on each Excess Cash Payment Date, an amount equal to the Applicable Excess Cash Flow Percentage of the Excess Cash Flow for the relevant Excess Cash Payment Period shall be applied as a mandatory repayment of principal of outstanding Term Loans in accordance with the requirements of Sections 4.02(j) and (k).

                  (j) Each amount required to be applied to Term Loans pursuant to Sections 4.02(e), (f), (g) and (i) shall be applied, subject to modification of such application as set forth in Section 4.02(m), pro rata to each Tranche of Term Loans based upon the then remaining principal amounts of the respective Tranches (with each Tranche of Term Loans to be allocated that percentage of the amount to be applied as is equal to a fraction (expressed as a percentage) the numerator of which is the then outstanding principal amount of such Tranche of Term Loans and the denominator of which is equal to the then outstanding principal amount of all Term Loans). Any amount required to be applied to any Tranche of Term Loans pursuant to Sections 4.02(e), (f), (g) and
(i) shall be applied to repay the outstanding principal amount of Term Loans of the respective Tranche then outstanding. Any such repayment (or reduction) shall first be applied in direct order of maturity to reduce the then remaining Scheduled Repayments of the respective Tranche of Term Loans which are due within 12 months after the date of such repayment (or reduction), with any excess amount of such repayment (or reduction) to be applied to the then remaining Scheduled Repayments on a pro rata basis as otherwise provided below in this Section 4.02(j) unless the Borrower notifies the Administrative Agent that it does not desire such application in which event such repayment shall be applied to the then remaining Scheduled Repayments of the respective Tranche of Term Loans on a pro rata basis based upon the then remaining principal amounts of the Scheduled Repayments of the respective Tranche after giving effect to all prior reductions thereto.

                  (k) With respect to each repayment of Loans required by this Section 4.02, the Borrower may designate the Types of Loans of the respective Tranche which are to be repaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings of the respective Tranche pursuant to which made, provided that: (i) repayments of Eurodollar Loans pursuant to this Section
4.02 may only be made on the last day of an Interest Period applicable thereto unless all Eurodollar Loans of the respective Tranche with Interest Periods ending on such date of required repayment and all Base Rate Loans of the respective Tranche have been paid in full; (ii) if any repayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount with respect thereto, such Borrowing shall be converted at the end of the then current Interest Period into a Borrowing of Base Rate Loans; and (iii) each repayment of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion.

                  (l) Notwithstanding anything to the contrary contained elsewhere in this Agreement, (i) all then outstanding Swingline Loans shall be repaid in full on the Swingline Expiry Date and (ii) all other then outstanding Loans shall be repaid in full on the respective Maturity Date for such Loans.

                  (m) Notwithstanding anything to the contrary contained in this Section 4.02 or elsewhere in this Agreement, (x) the Lenders with outstanding Tranche B Term Loans (the "Tranche B Term Lenders") and/or the Lenders with outstanding Incremental Term Loans (the "Incremental Term Lenders") shall have the option, without the consent of the Borrower, to waive a voluntary prepayment of such Loans pursuant to Section 4.01 (a "Waivable Voluntary Repayment") and (y) the Tranche B Term Lenders and/or the Incremental Term Lenders shall have the option, without the consent of the Borrower, to waive a mandatory repayment of such Loans pursuant to Section 4.02(e), (f), (g), (h) and
(i) (each such repayment, a "Waivable Mandatory Repayment") upon the terms and provisions set forth in this Section 4.02(m). The Borrower shall give the Administrative Agent written notice at least five Business Days prior to the date of each Waivable Voluntary Repayment or Waivable Mandatory Repayment, as the case may be, which notice the Administrative Agent shall promptly forward to all Tranche B Term Lenders and/or the Incremental Term Lenders (indicating in such notice the amount of such repayment to be applied to each such Lender's outstanding Tranche B Term Loans and/or Incremental Term Loans, as the case may
be). In the event any Tranche B Term Lender and/or Incremental Term Lender desires to waive such Lender's right to receive any such Waivable Voluntary Repayment or Waivable Mandatory Repayment, as the case may be, in whole or in part, such Lender shall so advise the Administrative Agent no later than the close of business two Business Days after the date of such notice from the Administrative Agent, which notice shall also include the amount such Lender desires to receive in respect of such repayment. If any Lender does not reply to the Administrative Agent within such two Business Day period, it will be deemed not to have waived any part of such repayment. If any Lender does not specify an amount it wishes to receive, it will be deemed to have accepted 100% of the total payment. In the event that any such Lender waives all or part of such right to receive any such Waivable Voluntary Repayment or Waivable Mandatory Repayment, as the case may be, the Administrative Agent shall apply 100% of the amount so waived by such Lender to the Tranche A Term Loans in accordance with
Section 4.01, Section 4.02(h) or Section 4.02(j), as the case may be. Notwithstanding the foregoing, in no event shall the amount of a Waivable Repayment exceed the aggregate principal amount of Tranche A Term Loans that will be outstanding after Lenders with outstanding Tranche A Term Loans receive their respective shares of voluntary prepayments or mandatory repayments, as the case may be, pursuant to Section 4.01, Section 4.02(h) or 4.02(j), as the case may be (i.e., before giving effect to any application of such Waivable Repayment to Tranche A Loans pursuant to this Section 4.02(m)).

                  4.03 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement or any Note shall be made to the Administrative Agent for the account of the Lender or Lenders entitled thereto not later than 12:00 Noon

(New York time) on the date when due and shall be made in Dollars in immediately available funds at the Payment Office. Any payments under this Agreement or under any Note which are made later than 12:00 Noon (New York time) shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

                  4.04 Net Payments; Taxes. (a) All payments made by any Credit Party hereunder or under any Note will be made without setoff, counterclaim or other defense. Except as provided in Section 4.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or net profits of a Lender pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Lender is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect to such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, the Borrower agrees to reimburse each Lender, upon the written request of such Lender, for taxes imposed on or measured by the net income or net profits of such Lender pursuant to the laws of the jurisdiction in which such Lender is organized or in which the principal office or applicable lending office of such Lender is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which such Lender is organized or in which the principal office or applicable lending office of such Lender is located and for any withholding of taxes as such Lender shall determine are payable by, or withheld from, such Lender, in respect of such amounts so paid to or on behalf of such Lender pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Lender pursuant to this sentence. The Borrower will furnish to the Administrative Agent within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by the Borrower. The Borrower agrees to indemnify and hold harmless each Lender, and reimburse such Lender upon its written request, for the amount of any Taxes so levied or imposed and paid by such Lender.

                  (b) Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. federal income tax purposes agrees to deliver to the Borrower and the Administrative Agent on or prior to the Restatement Effective Date, or in the case of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to
Section 1.13 or 13.04 (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, (i) two accurate and complete original signed copies of Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to a complete exemption under an income tax treaty) (or successor forms) certifying to such Lender's entitlement as of such date to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Lender is not a "bank" within the meaning of
Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form W-8ECI or Form W-8BEN (with respect to a complete exemption under an income tax treaty) pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit D (any such certificate, a "Section 4.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8BEN (with respect to the portfolio interest exemption) (or successor form) certifying to such Lender's entitlement as of such date to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Lender agrees that from time to time after the Restatement Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Borrower and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form W-8ECI, Form W-8BEN (with respect to the benefits of an income tax treaty), or Form W-8BEN (with respect to the portfolio interest exemption) and a Section 4.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement as of such date of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or it shall immediately notify the Borrower and the Administrative Agent of its inability to deliver any such Form or Certificate, in which case such Lender shall not be required to deliver any such Form or Certificate pursuant to this
Section 4.04(b). Notwithstanding anything to the contrary contained in Section 4.04(a), but subject to Section 13.04(b) and the immediately succeeding sentence, (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold Taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, Fees or other amounts payable hereunder for the account of any Lender which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Lender has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to Section 4.04(a) hereof to gross-up payments to be made to a Lender in respect of Taxes imposed by the United States if (I) such Lender has not provided to the Borrower the Internal Revenue Service Forms required to be provided to the Borrower pursuant to this Section 4.04(b) or (II) in the case of a payment, other than interest, to a Lender described in clause (ii) above, to the extent that such forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 4.04 and except as set forth in Section 13.04(b), the Borrower agrees to pay any additional amounts and to indemnify each Lender in the manner set forth in
Section 4.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any Taxes deducted or withheld by it as described in the immediately preceding sentence as a result of any changes that are effective after the Original Effective Date (or, in the case of any Incremental Term Loan Lender, after the Restatement

Effective Date) in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of such Taxes.

                  SECTION 5. Conditions Precedent to the Borrowing of Incremental Term Loans. The obligation of each Incremental Term Loan Lender to make Incremental Term Loans is subject to the satisfaction of the following conditions:

                  5.01 Restatement Effective Date; Notes. On or prior to the Incremental Term Loan Borrowing Date, (i) the Restatement Effective Date shall have occurred and (ii) to the extent requested by an Incremental Term Loan Lender, there shall have been delivered to the Administrative Agent for the account of such Incremental Term Loan Lender, an Incremental Term Note executed by the Borrower in the amount, maturity and as otherwise provided herein.

                  5.02 Fees, etc. On the Incremental Term Loan Borrowing Date, all costs, fees and expenses and all other compensation (including, without limitation, legal fees and expenses, title insurance premiums, survey charges and recording taxes and fees) payable to the Agents, the Co-Lead Arrangers and the Lenders shall have been paid to the extent then due and to the extent that a statement or statements for such amounts shall have been provided to the Borrower by no later than the Business Day immediately preceding the Restatement Effective Date.

                  5.03 Opinions of Counsel. On the Incremental Term Loan Borrowing Date, the Administrative Agent shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Borrower and its Subsidiaries, an opinion (x) addressed to the Administrative Agent, the Collateral Agent and each of the Lenders and dated the Incremental Term Loan Borrowing Date, (y) covering the matters set forth in Exhibit E, including without limitation, that the transactions contemplated herein will not conflict, breach or result in a default under the Senior Subordinated Notes Indenture and (z) such other matters incident to the transactions contemplated herein as the Administrative Agent and the Required Lenders may reasonably request and in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders.

                  5.04 Corporate Documents; Proceedings; etc. (a) On the Incremental Term Loan Borrowing Date, the Administrative Agent shall have received a certificate, dated the Incremental Term Loan Borrowing Date, signed by an Authorized Officer of each Credit Party, and attested to by the Secretary or any Assistant Secretary of such Credit Party, as the case may be, in the form of Exhibit F with appropriate insertions, together with (to the extent required by such certificate) copies of the Certificate of Incorporation and By-Laws (or equivalent organizational documents) of such Credit Party and the resolutions of such Credit Party referred to in such certificate, and the foregoing shall be reasonably satisfactory to the Administrative Agent.

                  (b) All corporate and legal proceedings and all material instruments and agreements in connection with the transactions contemplated by this Agreement and the other Credit Documents shall be reasonably satisfactory in form and substance to the Administrative Agent and the Required Lenders, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams or facsimiles, if any, which any Agent reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

                  5.05 Employee Benefit Plans; Shareholders' Agreements; Management Agreements; Debt Agreements; Tax Sharing Agreements; Employment Agreements; Collective Bargaining Agreements and Material Contracts. On or prior to the Incremental Term Loan Borrowing Date, the Administrative Agent shall have received (i) a certification from an Authorized Officer of the Borrower that all Employee Benefit Plans, Shareholders' Agreements, Management Agreements, Debt Agreements, Tax Sharing Agreements, Employment Agreements, Collective Bargaining Agreements and Material Contracts previously delivered to the Administrative Agent by each Credit Party, remain in full force and effect (or specifying which of such agreements and plans do not remain in full force and effect) and (ii) any amendments thereto or additional such agreements.

                  5.06 No Default; Representations and Warranties. On the Incremental Term Loan Borrowing Date and also after giving effect to the Incremental Term Loans then being made (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein or in any other Credit Document shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

                  5.07 Pledge Agreement: Hypothecation Agreement. (a) On or prior to the Incremental Term Loan Borrowing Date, the Borrower and each Subsidiary Guarantor shall have (i) duly authorized, executed and delivered an Amended and Restated Pledge Agreement in the form of Exhibit G, (ii) delivered to the Collateral Agent pursuant to the Pledge Agreement, as pledgee thereunder, all of the certificates representing the Pledged Securities referred to therein and owned by such Credit Party, endorsed in blank (in the case of promissory notes) or accompanied by executed and undated stock powers (in the case of capital stock) and (iii) taken all other actions necessary or, in the reasonable opinion of the Collateral Agent, desirable, to perfect (or maintain the perfection of) the security interests purported to be created (or maintained) by the Pledge Agreement and the Pledge Agreement shall be in full force and effect.

                  (b) On or prior to the Incremental Term Loan Borrowing Date, (i) each Direct Investor shall have duly authorized, executed and delivered a Hypothecation Agreement in the form of Exhibit H (as modified, supplemented or amended from time to time, the "Hypothecation Agreement") and
(ii) each Direct Investor shall have delivered to the Collateral Agent, as pledgee thereunder, all of the certificates representing the Pledged Securities referred to therein and owned by such Direct Investor on the Incremental Term Loan Borrowing Date accompanied by executed and undated stock powers, and the Hypothecation Agreement shall be in full force and effect.

                  5.08 Security Agreement. On or prior to the Incremental Term Loan Borrowing Date (i) the Borrower and each Subsidiary Guarantor shall have duly authorized, executed and delivered an Amended and Restated Security Agreement in the form of Exhibit I covering all of such Credit Party's present and future Security Agreement Collateral and (ii) the Collateral Agent shall have received evidence that all actions necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect (or maintain the perfection of) and protect the security interests purported to be created (or maintained) by the Security Agreement have been taken.

                  5.09 Subsidiaries Guaranty. On or prior to the Incremental Term Loan Borrowing Date, each Subsidiary Guarantor not already a party to the Subsidiaries Guaranty shall have duly authorized, executed and delivered a Subsidiaries Guaranty in the form of Exhibit J (as modified, supplemented or amended from time to time, the "Subsidiaries Guaranty") and the Subsidiaries Guaranty shall be in full force and effect.

                  5.10 Material Adverse Change, etc. On or prior to the Incremental Term Loan Borrowing Date, since June 30, 2001, nothing shall have occurred (and the Lenders shall have become aware of no facts or conditions not previously known) which the Administrative Agent or the Required Lenders shall reasonably determine has a Material Adverse Effect.

                  5.11 Compliance with the Senior Subordinated Notes Indenture. On the Incremental Term Loan Borrowing Date, the Borrower shall deliver to the Administrative Agent a certificate (i) dated the Incremental Term Loan Borrowing Date and (ii) certifying that this Agreement and the incurrence of all Loans and the issuance of all Letters of Credit as permitted under this agreement are, and when incurred or issued will be, permitted under the Senior Subordinated Notes Indenture and shall constitute both "Senior Debt" and "Designated Senior Debt" thereunder.

                  5.12 Litigation. On the Incremental Term Loan Borrowing Date, no litigation by any entity (private or governmental) shall be pending or overtly threatened in writing with respect to this Agreement, or any documentation executed in connection herewith or with respect to the transactions contemplated hereby, or which the Administrative Agent or Required Lenders shall reasonably determine could reasonably be expected to have a Material Adverse Effect.

                  5.13 Approvals. All necessary governmental and material third party approvals in connection with the transactions contemplated hereby shall have been obtained and remain in effect. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the consummation of the transactions contemplated hereby, the making of the Loans or the issuance of Letters of Credit.

                  SECTION 6. Conditions Precedent to All Credit Events. The obligation of each Lender to make Loans (including Loans made on the Restatement Effective Date but excluding Mandatory Borrowings made thereafter, which shall be made as provided in Section 1.01(f)), and the obligation of an Issuing Bank to issue any Letter of Credit, is subject, at the time of each such Credit Event (except as hereinafter indicated), to the satisfaction of the following conditions:

                  6.01 Restatement Effective Date. The Restatement Effective Date shall have occurred.

                  6.02 No Default; Representations and Warranties. At the time of each such Credit Event and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein or in any other Credit Document shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

                  6.03 Notice of Borrowing; Letter of Credit Request. (a) Prior to the making of each Loan (excluding Swingline Loans and Mandatory Borrowings), the Administrative Agent shall have received the notice required by Section 1.03(a). Prior to the making of any Swingline Loan, the Swingline Lender shall have received the notice required by Section 1.03(b)(i).

                  (b) Prior to the issuance of each Letter of Credit, the Administrative Agent and the respective Issuing Bank shall have received a Letter of Credit Request meeting the requirements of Section 2.02(a).

The occurrence of the Restatement Effective Date and the acceptance of the benefits of each Credit Event shall constitute a representation and warranty by the Borrower to the Administrative Agent and each of the Lenders that all the conditions specified in Section 5 and in this Section 6 and applicable to such Credit Event have been satisfied as of that time. All of the Notes, certificates, legal opinions and other documents and papers referred to in
Section 5 and in this Section 6, unless otherwise specified, shall be delivered to the Administrative Agent at the Notice Office or as otherwise directed by the Administrative Agent for the account of each of the Lenders and, except for the Notes, in sufficient counterparts for each of the Lenders and shall be in form and substance reasonably satisfactory to the Administrative Agent.

                  SECTION 7. Representations, Warranties and Agreements. In order to induce the Lenders to enter into this Agreement and to continue and/or make the Loans hereunder, and issue (or participate in) the Letters of Credit as provided herein, the Borrower hereby makes the following representations, warranties and agreements, after giving effect to the transactions to occur on the Restatement Effective Date, all of which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans and issuance of the Letters of Credit, with the occurrence of the Restatement Effective Date and each Credit Event on or after the Restatement Effective Date being deemed to constitute a representation and warranty that the matters specified in this Section 7 are true and correct in all material respects on and as of the Restatement Effective Date, and on the date of each such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date):

                  7.01 Corporate Status. Each of the Borrower and its Subsidiaries (i) is a duly organized and validly existing corporation, limited partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation, (ii) has the corporate or other applicable power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualifications except for failures to be so qualified which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

                  7.02 Corporate Power and Authority. Each Credit Party has the corporate or other applicable power and authority to execute, deliver and perform the terms and provisions of each of the Documents to which it is party and has taken all necessary corporate or other applicable action to authorize the execution, delivery and performance by it of each of such Documents. Each Credit Party has duly executed and delivered each of the Documents to which it is party, and each of such Documents constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law) and principles of good faith and fair dealing.

                  7.03 No Violation. Neither the execution, delivery or performance by any Credit Party of the Documents to which it is a party, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality,
(ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the properties or assets of any Credit Party or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which any Credit Party or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject (including, without limitation, the Senior Subordinated Notes Indenture), (iii) will violate any provision of the Certificate of Incorporation or By-Laws (or equivalent organizational documents) of any Credit Party or any of its Subsidiaries or (iv) will, with respect to all leased Real Property, constitute a default under any lease or will result in an occurrence which, with the giving of notice or the lapse of time, or both, would constitute an event of default pursuant to any such lease, except in the case of clauses (i), (ii) and (iv), in the case of the Documents other than the Credit Documents, to the extent that such contravention, conflict, breach, default, Lien or event of default would not reasonably be expected to have a Material Adverse Effect. In addition, no landlord under any such lease will have the right to terminate or cancel any such lease or recapture the demised premises due to the execution and delivery of this Agreement.

                  7.04 Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made on or prior to the Restatement Effective Date (and which remain in full force and effect on the Restatement Effective Date) or, in the case of any filings or recordings in respect of the Security Documents executed on the Restatement Effective Date, will be made within 10 days thereof except to the extent otherwise provided in the Security Documents), or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Document or (ii) the legality, validity, binding effect or enforceability of any Document.

                  7.05 Financial Statements; Financial Condition; Undisclosed Liabilities; etc. (a) The consolidated balance sheet of the Borrower and its Subsidiaries for the fiscal year ended on September 30, 2000 and for each of the fiscal quarters ended on December 31, 2000, March 31, 2001 and June 30, 2001, and the related consolidated statements of income, cash flows and shareholders' equity of the Borrower and its Subsidiaries for the fiscal year or the fiscal quarter ended on such dates, as the case may be, copies of which have been furnished to the Lenders on or prior to the Restatement Effective Date, present fairly in all material respects the consolidated financial position of the Borrower and its Subsidiaries at the date of such balance sheets and the consolidated results of the operations of the Borrower and its Subsidiaries for the periods covered thereby. All of the foregoing financial statements have been prepared in accordance with generally accepted accounting principles consistently applied except, in the case of the quarterly financial statements, for the absence of footnotes and normal year end audit adjustments.

                  (b) On and as of the Incremental Term Loan Borrowing Date, after giving effect to the transaction occurring thereon, (x) the sum of the assets, at a fair valuation, of the Borrower, individually, and the Borrower and its Subsidiaries taken as a whole, will exceed its (or their) debts; (y) it has (or they have) not incurred and does (or do) not intend to incur, nor believes (or believe) that it (or they) will incur debts beyond its (or their) ability to pay such debts as such debts mature; and (z) it (or they) will have sufficient capital with which to conduct its (or their) business. For purposes of this Section 7.05(b), "debt" means any liability on a claim and "claim" means
(i) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

                  (c) Except as fully disclosed in the financial statements delivered pursuant to Section 7.05(a), there were as of the Restatement Effective Date no liabilities or obligations with respect to the Borrower or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in the aggregate, would be materially adverse to the Borrower or any of its Subsidiaries. As of the Restatement Effective Date, none of the Borrower or its Subsidiaries knows of any basis for the assertion against it of any liability or obligation of any nature that is not fully disclosed in the financial statements delivered pursuant to Section 7.05(a) which, either individually or in the aggregate, have or would reasonably be likely to have a Material Adverse Effect.

                  (d) Since June 30, 2001, nothing has occurred that has had or would reasonably be expected to have a Material Adverse Effect.

                  7.06 Litigation. There are no actions, suits, proceedings or investigations pending or, to the knowledge of the Borrower, overtly threatened in writing (i) on the Restatement Effective Date with respect to this Agreement or any other Document or (ii) with respect to the Borrower or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect.

                  7.07 True and Complete Disclosure. All information (taken as a whole) prepared by or on behalf of the Borrower or any of its Subsidiaries and furnished in writing to the Administrative Agent or any Lender (including, without limitation, all information contained in the Documents) for purposes of or in connection with this Agreement, the other Documents or any transaction contemplated herein or therein is, and all other such information (taken as a whole) hereafter prepared by or on behalf of any such Person and furnished in writing to the Administrative Agent or any Lender will be true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not materially misleading at such time in light of the circumstances under which such information was provided.

                  7.08 Use of Proceeds; Margin Regulations. (a) All proceeds of all Revolving Loans and all Swingline Loans shall be used for the Borrower's and its Subsidiaries' general corporate and working capital purposes (including, without limitation, to make Capital Expenditures and finance Permitted Acquisitions).

                  (b) All proceeds of all Incremental Term Loans shall be used to finance the purchase of the property subject to the St. Luke's Lease and to pay fees and expenses owing in connection with such purchase and such financing.

                  (c) No part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock. Neither the making of any Loan nor the use of the proceeds thereof nor the occurrence of any other Credit Event will violate or be inconsistent with the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

                  7.09 Tax Returns and Payments. The Borrower and each of its Subsidiaries have filed all federal income tax returns, statements, forms and reports for taxes and all other material tax returns, domestic and foreign, required to be filed by it and have paid all material taxes and assessments payable by it which have become due, except for those contested in good faith and adequately disclosed and fully provided for on the financial statements of the Borrower and its Subsidiaries in accordance with generally accepted accounting principles. The Borrower and each of its Subsidiaries have at all times paid, or have provided adequate reserves (in the good faith judgment of the management of the Borrower) for the payment of, all federal, state and foreign taxes applicable for all prior fiscal years and for the current fiscal year to date. As of the Restatement Effective Date, there is no action, suit, proceeding, investigation, audit, or claim now pending or, to the knowledge of the Borrower or any of its Subsidiaries, threatened by any authority regarding any taxes relating to the Borrower or any of its Subsidiaries. As of the Restatement Effective Date, neither the Borrower nor any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of taxes of the Borrower or any of its Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of the Borrower or any of its Subsidiaries not to be subject to the normally applicable statute of limitations.

                  7.10 Compliance with ERISA. Except to the extent that any of the following, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, each Plan (and each related trust, insurance contract or fund) is in substantial compliance with its terms and with all applicable laws, including without limitation, ERISA and the Code; each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code has received a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code; no Reportable Event has occurred; no Plan which is a Multiemployer Plan (as defined in Section 4001(a)(3) of ERISA) is insolvent or in reorganization; no Plan has an Unfunded Current Liability; no Plan which is subject to Section 412 of the Code or Section 302 of ERISA has an accumulated funding deficiency, within the meaning of such sections of the Code or ERISA, or has applied for or received a waiver of an accumulated funding deficiency or an extension of any amortization period, within the meaning of Section 412 of the Code or Section 303 or 304 of ERISA; all contributions required to be made with respect to a Plan and each Multiemployer Plan have been timely made; neither the Borrower nor any of its Subsidiaries nor any ERISA Affiliate has incurred any liability (including any indirect, contingent or secondary liability) to or on account of a Plan or a Multiemployer Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section
401(a)(29), 4971 or 4975 of the Code or expects to incur any such liability under any of the foregoing sections with respect to any Plan or Multiemployer Plan; no condition exists which presents a material risk to the Borrower or any of its Subsidiaries or any ERISA Affiliate of incurring a liability to or on account of a Plan or a Multiemployer Plan pursuant to the foregoing provisions of ERISA and the Code; no proceedings have been instituted to terminate or appoint a trustee to administer any Plan which is subject to Title IV of ERISA; no action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits) is pending, expected or threatened; using actuarial assumptions and computation methods consistent with Part 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of the Borrower and its Subsidiaries and its ERISA Affiliates to all Plans which are Multiemployer Plans in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan ended prior to the date of the most recent Credit Event, would not exceed $1,000,000; each group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) which covers or has covered employees or former employees of the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate has at all times been operated in compliance with the provisions of Part 6 of subtitle B of Title I of ERISA and Section 4980B of the Code; no lien imposed under the Code or ERISA on the assets of the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate exists or is likely to arise on account of any Plan or Multiemployer Plan; and the Borrower and its Subsidiaries may cease contributions to or terminate any employee benefit plan maintained by any of them without incurring any liability.

                  7.11 The Security Documents. (a) On and after the Restatement Effective Date, (i) the provisions of the Security Agreement are effective to create in favor of the Collateral Agent for the benefit of the Secured Creditors a legal, valid and enforceable security interest in all right, title and interest of the Credit Parties in the Security Agreement Collateral described therein and (ii) the Security Agreement, upon the filing of financing statements or the appropriate equivalent (which filings, if this representation is being made more than 10 days after the Restatement Effective Date, have been made), creates a fully perfected first lien on, and security interest in, all right, title and interest in all of the Security Agreement Collateral described therein, subject to no other Liens other than Permitted Liens, to the extent a security interest in such collateral can be perfected by the filing of a financing statement. The recordation of the Grant of Security Interest in U.S. Patents and Trademarks in the form attached to the Security Agreement in the United States Patent and Trademark Office, together with financing statements made pursuant to the Security Agreement will be effective when recorded or filed (which recordings or filings, if this representation is being made more than 10 days after the Restatement Effective Date, have been made), under applicable law, to perfect the security interest granted to the Collateral Agent in the trademarks and patents covered by the Security Agreement and identified in such Grant of Security Interest and the recordation of the Grant of Security Interest in U.S. Copyrights in the form attached to the Security Agreement with the United States Copyright Office, together with financing statements made pursuant to the Security Agreement, will be effective when recorded or filed (which recordings or filings, if this representation is being made more than 10 days after the Restatement Effective Date, have been made) under federal law to perfect the security interest granted to the Collateral Agent in the copyrights covered by the Security Agreement and identified in such Grant of Security Interest.

                  (b) On and after the Restatement Effective Date, assuming the Collateral Agent continues to retain possession of the applicable Pledged Securities, the security interests created in favor of the Collateral Agent, as pledgee, for the benefit of the Secured Creditors under the Pledge Agreement constitute first priority perfected security interests in the Pledged Securities described in the Pledge Agreement, in the case of pledges by the Borrower and the Subsidiary Guarantors, subject to no security interests of any other Person. Assuming the Collateral Agent continues to retain possession of the applicable Pledged Securities, no filings or recordings are required in order to perfect (or maintain the perfection or priority of) the security interests created in the Pledged Securities and the proceeds thereof under the Pledge Agreement.

                  (c) On and after the Restatement Effective Date, assuming the Collateral Agent continues to retain possession of the applicable pledged securities (as defined in the Hypothecation Agreement), the security interests created in favor of the Collateral Agent, as pledgee, for the benefit of the Secured Creditors under the Hypothecation Agreement constitute first priority perfected security interests in the pledged securities described in the Hypothecation Agreement. Assuming the Collateral Agent continues to retain possession of the applicable pledged securities, no filings or recordings are required in order to perfect (or maintain the perfection or priority of) the security interests created in the pledged securities and the proceeds thereof under the Hypothecation Agreement.

                  (d) On and after the Restatement Effective Date, the Mortgages create, as security for the obligations purported to be secured thereby, a valid and enforceable perfected security interest in and mortgage lien on all of the Mortgaged Properties in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors, superior to and prior to the rights of all third persons (except that the security interest and mortgage lien created in the Mortgaged Properties may be subject to the Permitted Encumbrances related thereto) and subject to no other Liens (other than Permitted Liens). On and after the Restatement Effective Date, the Borrower and each of its Subsidiaries have good and indefeasible title to all fee-owned Mortgaged Properties and valid leasehold title to all Leaseholds (except to the extent that the failure to have such title to any such Leasehold would not reasonably be expected to have a Material Adverse Effect), in each case free and clear of all Liens and title exceptions except those described in the first sentence of this subsection (d).

                  7.12 Representations and Warranties in Other Documents. All representations and warranties of the Borrower and its Subsidiaries set forth in the other Documents were true and correct in all material respects at the time as of which such representations and warranties were made (or deemed made) and shall be true and correct in all material respects as of the Restatement Effective Date as if such representations or warranties were made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations or warranties shall be true and correct in all material respects as of such earlier date.

                  7.13 Properties. The Borrower and each of its Subsidiaries have good and valid title to all material properties owned by them, including, after the Restatement Effective Date, all material property reflected in the most recent balance sheets referred to in Section 7.05(a) and in the pro forma balance sheet referred to in Section 7.05(b)(except as sold or otherwise disposed of since the Restatement Effective Date in accordance with the terms of this Agreement), free and clear of all Liens and title exceptions, other than Permitted Liens. On the Restatement Effective Date, Schedule III sets forth a true and complete description of all Real Property owned or leased by the Borrower and/or its Subsidiaries and sets forth the direct owner or lessee thereof.

                  7.14 Capitalization. On the Restatement Effective Date (but without giving effect to any Equity Plan), the authorized capital stock of the Borrower shall consist of (i) 100,000,000 shares of common stock, $.01 par value per share (such authorized shares of common stock, together with any subsequently authorized shares of common stock of the Borrower, the "Borrower Common Stock"), of which 31,932,529 shares shall be issued and outstanding and owned beneficially and of record by the Direct Investors, (ii) 10,000,000 shares of non-voting common stock, $.01 par value per share, none of which shall be issued and outstanding and (iii) 5,000,000 shares of Borrower Preferred Stock, none of which shall be issued and outstanding and owned beneficially and of record by the Direct Investors. All such outstanding shares have been duly and validly issued, are fully paid and non-assessable and have been issued in compliance with any existing preemptive rights. On the Restatement Effective Date, neither the Borrower nor its Subsidiaries has any outstanding securities convertible into or exchangeable for its membership interest or capital stock, as the case may be, or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its membership interests or capital stock, as the case may be, other than in the case of the Borrower's stock, pursuant to any Equity Plan.

                  7.15 Subsidiaries. As of the Restatement Effective Date, the Borrower will have no Subsidiaries other than (i) those Subsidiaries listed on
Schedule VI and (ii) new Subsidiaries created in compliance with Section 9.14.
Schedule VI correctly sets forth, as of the Restatement Effective Date, the percentage ownership (direct and indirect) of the Borrower in each class of capital stock or other equity interest of each of its Subsidiaries and also identifies the direct owner thereof. On and after the Restatement Effective Date, all outstanding shares of capital stock of each Subsidiary of the Borrower have been duly and validly issued, are fully paid and non-assessable and have been issued free of preemptive rights. No Subsidiary of the Borrower has any outstanding securities convertible into or exchangeable for its capital stock or outstanding any right to subscribe for or to purchase, or any options or warrants for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of or any calls, commitments or claims of any character relating to, its capital stock or any stock appreciation or similar rights except in connection with the Hospital Investment Program.

                  7.16 Compliance with Statutes, etc. Each of the Borrower and its Subsidiaries, is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, as applicable (excluding applicable statutes, regulations, orders and restrictions relating to environmental standards and controls, which are governed by Section 7.19), except such non-compliances as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  7.17 Investment Company Act. Neither the Borrower nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  7.18 Public Utility Holding Company Act. Neither the Borrower nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  7.19 Environmental Matters. (a) Except to the extent that any of the following, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (i) the Borrower and each of its Subsidiaries has complied with, and on the date of each Credit Event will be in compliance with, all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws, (ii) there are no past, pending or, to the best knowledge of the Borrower after due inquiry, past or threatened Environmental Claims against the Borrower or any of its Subsidiaries or any Real Property owned, operated or occupied by the Borrower or any of its Subsidiaries and (iii) there are no facts, circumstances, conditions or occurrences with respect to the business or operation of the Borrower or any of its Subsidiaries, or any Real Property owned, operated or occupied by the Borrower or any of its Subsidiaries that would reasonably be expected (i) to form the basis of an Environmental Claim against the Borrower or any of its Subsidiaries or any such Real Property, as the case may be, or (ii) to cause any such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property, by the Borrower or any of its Subsidiaries under any applicable Environmental Law.

                  (b) Except to the extent that any of the following, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (i) Hazardous Materials have not at any time been generated, used, treated or stored on, or transported to or from any Real Property owned, operated or occupied by the Borrower or any of its Subsidiaries, where such generation, use, treatment or storage has violated or would reasonably be expected to violate any Environmental Law or give rise to liability under any Environmental Law and (ii) Hazardous Materials have not been Released on or from any Real Property owned, operated or occupied by the Borrower or any of its Subsidiaries, where such Release has violated or would reasonably be expected to violate any applicable Environmental Law or give rise to liability under any Environmental Law.

                  7.20 Labor Relations. Neither the Borrower nor any of its Subsidiaries is engaged in any unfair labor practice that would reasonably be expected to have a Material Adverse Effect; and there is (i) no unfair labor practice complaint pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against any of them, before the National Labor Relations Board, and no material grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries, as the case may be, and (iii) to the best knowledge of the Borrower, no union representation proceeding is pending with respect to the employees of the Borrower or any of its Subsidiaries, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as would not reasonably be expected to have a Material Adverse Effect.

                  7.21 Patents, Licenses, Franchises and Formulas. Each of the Borrower and its Subsidiaries owns or has a valid license to use all material patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises and formulas, or rights with respect to the foregoing, and has obtained assignments of all leases and other rights of whatever nature, necessary for the present conduct of its business, without any known conflict with the rights of others, except to the extent that the failure to so own or have a license or right, obtain or be without conflict would not reasonably be expected to have a Material Adverse Effect.

                  7.22 Indebtedness. Schedule V sets forth a true and complete list of all Existing Indebtedness of the Borrower and its Subsidiaries as of the Initial Borrowing Date and which is to remain outstanding after giving effect to the Transaction, in each case showing the aggregate principal amount thereof and the name of the respective borrower and any other entity which directly or indirectly guaranteed such debt.

                  7.23 Subordination. The subordination provisions contained in the Senior Subordinated Notes Documents are enforceable against the Borrower, the Subsidiary Guarantors and the holders of the Senior Subordinated Notes, and all Obligations hereunder (including, without limitation, the Incremental Term Loans) and under the other Credit Documents (including, without limitation, pursuant to the Subsidiaries Guaranty) are within the definitions of "Senior Debt" and "Designated Senior Debt" included in such subordination provisions. There exists no Designated Senior Debt for purposes of, and as defined in, the Senior Subordinated Notes Indenture (other than the Obligations).

                  7.24 Legal Names; Organizational Identification Numbers; Jurisdiction and Type of Organization; etc. Schedule VII hereto sets forth a true and correct list, as of the Restatement Effective Date, of the exact legal name of each Credit Party, the organizational identification number (if any) of such Credit Party, the jurisdiction of organization of such Credit Party and the type of organization of such Credit Party.

                  SECTION 8. Affirmative Covenants. The Borrower hereby covenants and agrees that in the case of the covenants described below on and after the Restatement Effective Date and until the Total Commitments and all Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other obligations incurred hereunder and thereunder are paid in full (other than any indemnity, not then due and payable, which by its terms shall survive such termination and payment):

                  8.01 Information Covenants. The Borrower will furnish to each
Lender:

                  (a) Quarterly Financial Statements. Within 45 days after the close of the first three quarterly accounting periods in each fiscal year of the Borrower, the consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as at the end of such quarterly accounting period and the related consolidated statements of income and cash flows, in each case, for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period and, in each case, setting forth comparative figures (if available) for the related periods in the prior fiscal year and the budgeted figures for such quarterly periods as set forth in the respective budget delivered pursuant to Section 8.01(d), all of which shall be certified by an Authorized Officer of the Borrower, subject to normal year end audit adjustments.

                  (b) Annual Financial Statements. Within 90 days after the close of each fiscal year of the Borrower, (i) the consolidated balance sheets of the Borrower and its Consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for such fiscal year setting forth comparative figures for the preceding fiscal year and financial statements certified by Ernst & Young LLP, or such other independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent, together with a report of such accounting firm stating that in the course of its regular audit of the financial statements of the Borrower and its Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm obtained no knowledge of any Default or Event of Default relating to financial matters which has occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof, and (ii) management's discussion and analysis of the important operational and financial developments during such fiscal year.

                  (c) Management Letters. Promptly after the receipt thereof by the Borrower or any of its Subsidiaries, a copy of any "management letter" received by any such Person from its certified public accountants and the management's responses thereto.

                  (d) Budgets. No later than 60 days following the commencement of the first day of each fiscal year of the Borrower, a budget of Borrower and its Subsidiaries prepared by the Borrower for each fiscal quarter of such fiscal year prepared in detail, accompanied by the statement of the an Authorized Officer of the Borrower to the effect that, to the best of the knowledge of such officer, the budget is a reasonable estimate for the period covered thereby.

                  (e) Officer's Certificates. At the time of the delivery of the financial statements provided for in Section 8.01(a) and (b), a certificate of an Authorized Officer of the Borrower to the effect that, to the best of such officer's knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate shall, (w) set forth the calculations required to establish whether the Borrower was in compliance with the provisions of Sections 4.02(e), (f), (g), (h) and (i) (but with respect to Section 4.02(i) only to the extent delivered with the financial statements required by Sections 8.01(b)), and 9.02 through 9.10, inclusive, at the end of such fiscal quarter or year, as the case may be, (x) set forth the calculation of the Available J.V. Basket Amount and the Permitted Expenditure Amount at the end of the period covered by such financial statements and all sources and uses of proceeds relating to the calculation thereof and (y) if delivered with the financial statements required by Section 8.01(b), set forth (in reasonable detail) the amount of, and the calculations required to establish the amount of, Excess Cash Flow for the respective Excess Cash Payment Period.

                  (f) Notice of Default or Litigation. Promptly, and in any event within three Business Days after an officer of the Borrower or any of its Subsidiaries obtains knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or Event of Default and (ii) any litigation or governmental investigation or proceeding pending or threatened (x) against the Borrower or any of its Subsidiaries which would reasonably be expected to have a Material Adverse Effect, (y) with respect to any Material Indebtedness of the Borrower or any of its Subsidiaries or (z) with respect to any Document.

                  (g) Other Reports and Filings. Promptly, copies of all financial information, proxy materials and other information and reports, if any, which the Borrower or any of its Subsidiaries shall file with the Securities and Exchange Commission or any successor thereto (the "SEC") or deliver to holders of its Material Indebtedness pursuant to the terms of the documentation governing such Indebtedness (or any trustee, agent or other representative therefor).

                  (h) Environmental Matters. Promptly upon, and in any event within thirty days after, an officer of the Borrower or any of its Subsidiaries obtains knowledge thereof, notice of one or more of the following environmental matters which occurs after the Initial Borrowing Date, unless such environmental matters could not, individually or when aggregated with all other such environmental matters, be reasonably expected to have a Material Adverse Effect:

                           (i)      any Environmental Claim pending or
                  threatened in writing against the Borrower or any of its Subsidiaries or any Real Property owned, operated or occupied by the Borrower or any of its Subsidiaries;

                           (ii) any condition or occurrence on or arising from any Real Property owned, operated or occupied by the Borrower or any of its Subsidiaries that (a) results in non-compliance by the Borrower or any of its Subsidiaries with any applicable Environmental Law or (b) would reasonably be expected to form the basis of an Environmental Claim against the Borrower or any of its Subsidiaries or any such Real Property;

                           (iii) any condition or occurrence on any Real Property owned, operated or occupied by the Borrower or any of its Subsidiaries that would reasonably be expected to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability by the Borrower or any of its Subsidiaries of such Real Property under any Environmental Law; and

                           (iv) the taking of any removal or remedial action in response to the actual or alleged presence of any Hazardous Material on any Real Property owned, operated or occupied by the Borrower or any of its Subsidiaries as required by any Environmental Law or any governmental or other administrative agency; provided that in any event the Borrower shall deliver to the Administrative Agent all material notices received by it or any of its Subsidiaries from any government or governmental agency under, or pursuant to, CERCLA.

         All such notices shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and the Borrower's or such Subsidiary's response thereto. In addition, the Borrower will provide the Lenders with copies of all material communications with any government or governmental agency and all material communications with any Person relating to any Environmental Claim of which notice is required to be given pursuant to this Section 8.01(h), and such detailed reports of any such Environmental Claim as to which notice is required, as may reasonably be requested by the Administrative Agent or the Lenders.

                           (i)      Notice of Commitment Reductions and
         Mandatory Repayments. On or prior to the date of any reduction to the Total Commitment or any mandatory repayment of outstanding Term Loans pursuant to any of Sections 4.02(f) through (i), inclusive, the Borrower shall provide written notice of the amount of the respective reduction or repayment, as the case may be, to the Total Revolving Loan Commitment or the outstanding Term Loans, as applicable, the calculation thereof (in reasonable detail) and the event to which the respective reduction or repayment relates.

                           (j) Other Information. From time to time, such other information or documents (financial or otherwise) with respect to the Borrower or its Subsidiaries as the Administrative Agent or any Lender may reasonably request in writing.

                  8.02 Books, Records and Inspections. The Borrower will, and will cause each of its Subsidiaries to, keep in all material respects proper books of record and account in which are made full, true and correct entries in conformity with generally accepted accounting principles and all requirements of law. The Borrower will, and will cause each of its Subsidiaries to, permit officers and designated representatives of the Administrative Agent or any Lender to visit and inspect, during regular business hours and under guidance of officers of the Borrower, any of the properties of the Borrower or such Subsidiary in whomsoever's possession, and to examine the books of account of the Borrower or such Subsidiary and discuss the affairs, finances and accounts of the Borrower or such Subsidiary with, and be advised as to the same by, its and their officers and independent accountants, all upon reasonable advance notice and at such reasonable times and intervals and to such reasonable extent as the Administrative Agent or such Lender may request.

                  8.03 Maintenance of Property; Insurance. (a) The Borrower will, and will cause each of its Subsidiaries to, (i) keep all material properties and equipment used in its business in good working order and condition (ordinary wear and tear and loss or damage by casualty or condemnation excepted), (ii) maintain in full force and effect insurance with reputable and solvent insurance carriers on all its property in at least such amounts, against at least such risks and with such deductibles or self-insured retentions as is consistent and in accordance with industry practice and (iii) furnish to each Lender, upon written request, full information as to the insurance carried.

                  (b) The Borrower will, and will cause its Subsidiaries to, at all times keep their respective property insured in favor of the Collateral Agent, and all policies (including the Mortgage Policies) or certificates (or certified copies thereof) with respect to such insurance (and any other insurance maintained by the Borrower or any of its Subsidiaries) (i) shall be endorsed to the Collateral Agent's satisfaction for the benefit of the Collateral Agent (as certificate holder, mortgagee and loss payee with respect to Real Property, certificate holder and loss payee with respect to personal property and additional insured with respect to general liability and umbrella liability coverage), and (ii) shall state that such insurance policies shall not be canceled or materially revised without 30 days' prior written notice thereof by the respective insurer to the Collateral Agent.

                  (c) If the Borrower or any of its Subsidiaries shall fail to maintain all insurance in accordance with this Section 8.03, or if the Borrower or any of its Subsidiaries shall fail to so endorse all policies or certificates with respect thereto, the Administrative Agent and/or the Collateral Agent shall have the right (but shall be under no obligation) to procure such insurance and the Borrower agrees to reimburse the Administrative Agent or the Collateral Agent as the case may be, for all costs and expenses of procuring such insurance.

                  8.04 Corporate Franchises. The Borrower will, and will cause each of its Subsidiaries, to do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect, its rights, franchises, licenses and patents used in its business; provided, however, that any transaction permitted by Section 9.02 will not constitute a breach of this Section 8.04.

                  8.05 Compliance with Statutes, etc. The Borrower will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except such non-compliances as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                  8.06 Compliance with Environmental Laws. (a) Except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect, (i) the Borrower will comply, and will cause each of its Subsidiaries to comply, in all material respects with all Environmental Laws applicable to the operation of its business or to the ownership or use of Real Property now or hereafter owned, operated or occupied by the Borrower or any of its Subsidiaries, will within a reasonable time period pay or cause to be paid all costs and expenses incurred in connection with such compliance (except to the extent being contested in good faith), and will undertake all reasonable efforts to keep or cause to be kept all such Real Property free and clear of any Liens imposed pursuant to such Environmental Laws and (ii) neither the Borrower nor any of its Subsidiaries will generate, use, treat, store, Release or dispose of, or permit the generation, use, treatment, storage, Release or disposal of Hazardous Materials on any Real Property now or hereafter owned, operated or occupied by the Borrower or any of its Subsidiaries, or transport or permit the transportation of Hazardous Materials to or from any such Real Property except in compliance with all applicable Environmental Laws and reasonably required in connection with the operation, use and maintenance of any such Real Property or otherwise in connection with their businesses.

                  (b) At the written request of the Administrative Agent or the Required Lenders upon a reasonable belief by the Administrative Agent or the Required Lenders that the Borrower or any of its Subsidiaries has breached any representation or covenant contained herein relating to environmental matters, which request shall specify in reasonable detail the basis therefor, the Borrower will provide, at the Borrower's sole cost and expense, an environmental site assessment report, reasonable in scope, concerning the subject matter of such representation or covenant and any Real Property now or hereafter owned, operated or occupied by the Borrower or any of its Subsidiaries, prepared by an environmental consulting firm reasonably acceptable to the Administrative Agent, indicating (if relevant to such breach) the presence or absence of Hazardous Materials and the potential cost of any removal or remedial action in connection with any Hazardous Materials on such Real Property; provided, that such request may be made only if (i) there has occurred and is continuing an Event of Default, (ii) the Administrative Agent or the Required Lenders reasonably believe that the Borrower or any such Real Property is not in compliance with Environmental Law and such circumstances could reasonably be expected to have a Material Adverse Effect, or (iii) circumstances exist that reasonably could be expected to form the basis of a material Environmental Claim against the Borrower or any of its Subsidiaries or any such Real Property. If the Borrower fails to provide the same within a reasonable period, not to exceed 90 days after such request was made, the Administrative Agent may order the same, and the Borrower shall grant and hereby grant to the Administrative Agent and the Lenders and their respective agents access to such Real Property and specifically grants the Administrative Agent and the Lenders an irrevocable non-exclusive license, subject to the rights of tenants, to undertake such an assessment, all at the Borrower's expense.

                  8.07 ERISA. As soon as possible and, in any event, within 10 days after the Borrower, any of its Subsidiaries or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following, the Borrower will deliver to the Administrative Agent a certificate of the chief financial officer of the Borrower setting forth the full details as to such occurrence and the action, if any, that the Borrower, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed by such Borrower, such Subsidiary, the Plan administrator or such ERISA Affiliate to or with the PBGC or any other government agency, or a Plan or Multiemployer Plan participant and any notices received by such Borrower, such Subsidiary or ERISA Affiliate from the PBGC or any other government agency, or a Plan or Multiemployer Plan participant with respect thereto: that a Reportable Event has occurred (except to the extent that the Borrower has previously delivered to the Lenders a certificate and notices (if any) concerning such event pursuant to the next clause hereof); that a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA is subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph (b)(1) thereof), and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 is reasonably expected to occur with respect to such Plan within the following 30 days; that an accumulated funding deficiency, within the meaning of Section 412 of the Code or Section 302 of ERISA, has been incurred or an application may be or has been made for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code or Section 303 or 304 of ERISA with respect to a Plan or Multiemployer Plan; that any contribution required to be made with respect to a Plan or Multiemployer Plan has not been timely made; that a Plan or Multiemployer Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability; that proceedings may be or have been instituted to terminate or appoint a trustee to administer a Plan which is subject to Title IV of ERISA; that a proceeding has been instituted pursuant to Section

515 of ERISA to collect a delinquent contribution to a Multiemployer Plan; that the Borrower, any of its Subsidiaries or any ERISA Affiliate will or may incur any liability (including any indirect, contingent, or secondary liability) to or on account of the termination of or withdrawal from a Plan or Multiemployer under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under Section 401(a)(29), 4971, 4975 or 4980 of the Code or
Section 409 or 502(i) or 502(l) of ERISA or with respect to a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under
Section 4980B of the Code; or that the Borrower, or any of its Subsidiaries may incur any material liability pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any Plan. The Borrower will deliver to the Administrative Agent copies of any records, documents or other information that must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA. The Borrower will also deliver to the Administrative Agent a complete copy of the annual report (on Internal Revenue Service Form 5500 series) of each Plan, other than a Multiemployer Plan (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information) required to be filed with the Internal Revenue Service. In addition to any certificates or notices delivered to the Administrative Agent pursuant to the third sentence hereof, copies of annual reports and any records, documents or other information required to be furnished to the PBGC or any other government agency, and any material notices received by the Borrower, any of its Subsidiaries or any ERISA Affiliate with respect to any Plan or received from any government agency or plan administrator or sponsor or trustee with respect to any Multiemployer Plan, shall be delivered to the Administrative Agent no later than ten (10) days after the date such annual report has been filed with the Internal Revenue Service or such records, documents and/or information has been furnished to the PBGC or any other government agency or such notice has been received by the Borrower, the Subsidiary or the ERISA Affiliate, as applicable.

                  8.08 End of Fiscal Years; Fiscal Quarters. The Borrower shall cause (i) its, and each of its Subsidiaries', fiscal years to end on September 30 and (ii) its, and each of its Subsidiaries', fiscal quarters to end on March 31, June 30, September 30, and December 31.

                  8.09 Payment of Taxes. The Borrower will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims for sums that have become due and payable which, if unpaid, might become a Lien not otherwise permitted under Section 9.01(i), provided, that neither the Borrower nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP.

                  8.10 Ownership of Subsidiaries. Except to the extent expressly permitted herein or as otherwise expressly consented in writing by the Required Lenders, the Borrower shall directly or indirectly own 100% of the capital stock or other equity interests of each of its Subsidiaries.

                  8.11 Additional Security; Further Assurances; Surveys. (a) The Borrower will, and will cause each of its Domestic Subsidiaries to, grant to the Collateral Agent security interests and mortgages (an "Additional Mortgage") in such Real Property (excluding Real Property where the fair market value thereof is less than $500,000) of the Borrower or any of its Domestic Subsidiaries as are not covered by the original Mortgages, as amended by the Mortgage Amendments, to the extent acquired after the Initial Borrowing Date, and as may be requested from time to time by the Administrative Agent or the Required Lenders (each such Real Property, an "Additional Mortgaged Property"). All such Additional Mortgages shall be granted pursuant to documentation substantially in the form of the Mortgages (and, in addition, any necessary UCC fixture filings and any necessary landlord consents, landlord waivers and such other documents related to any leased Additional Mortgaged Property) or in such other form as is reasonably satisfactory to the Administrative Agent and shall constitute valid and enforceable perfected Liens superior to and prior to the rights of all third Persons and subject to no other Liens except as are permitted by Section 9.01 at the time of perfection thereof. The Additional Mortgages or instruments related thereto shall be duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent required to be granted pursuant to the Additional Mortgages and all taxes, fees and other charges payable in connection therewith shall be paid in full.

                  (b) The Borrower will, and will cause each of its Domestic Subsidiaries to, at the expense of the Borrower, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, real property surveys, reports and other assurances or instruments and take such further steps relating to the Collateral covered by any of the Security Documents as the Collateral Agent may reasonably require pursuant to this
Section 8.11. Additionally, upon the request of the Collateral Agent or the Required Lenders, the Borrower shall take, or cause to be taken such action as may be requested in order to perfect (or maintain the perfection of) the security interests (or take any analogous actions under the applicable provisions of local law in order to protect such security interests) in any Collateral located outside the U.S. owned by the Borrower or a Domestic Subsidiary, in each case to the extent such actions are permitted to be taken under the laws of the applicable jurisdictions. Furthermore, the Borrower shall cause to be delivered to the Collateral Agent such opinions of counsel, title insurance and other related documents as may be reasonably requested by the Collateral Agent to assure itself that this Section 8.11 has been complied with.

                  (c) The Borrower agrees to cause each Domestic Subsidiary (other than each Immaterial Subsidiary) established or created in accordance with Section 9.14 to execute and deliver a guaranty of all Guaranteed Obligations in substantially the form of the Subsidiaries Guaranty.

                  (d) The Borrower agrees to pledge and deliver, or cause to be pledged and delivered, all of the capital stock or other equity interests of each new Subsidiary (excluding that portion of the voting stock of any Foreign Subsidiary which would be in excess of 65% of the total outstanding voting stock of such Foreign Subsidiary) established, created or acquired after the Restatement Effective Date, to the extent owned by the Borrower or any Domestic Subsidiary (other than any Immaterial Subsidiary), to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Pledge Agreement.

                  (e) The Borrower will cause each Domestic Subsidiary established or created in accordance with Section 9.14 or acquired pursuant to
Section 8.12 to grant to the Collateral Agent a first priority (subject to Permitted Liens) Lien on property (tangible and intangible) of such Subsidiary upon terms and with exceptions similar to those set forth in the Security Documents as appropriate, and satisfactory in form and substance to the Borrower, the Administrative Agent and Required Lenders. The Borrower shall cause each such Domestic Subsidiary, at its own expense, to execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter register, file or record in any appropriate governmental office, any document or instrument reasonably deemed by the Collateral Agent to be necessary or desirable for the creation and perfection of the foregoing Liens. The Borrower will cause each of such Domestic Subsidiaries to take all actions reasonably requested by the Administrative Agent (including, without limitation, the filing of financing statements) in connection with the granting of such security interests.

                  (f) The security interests required to be granted pursuant to this Section 8.11 shall be granted pursuant to security documentation (which shall be substantially similar to the Security Documents already executed and delivered by the Borrower or its Subsidiaries, as applicable) or otherwise satisfactory in form and substance to the Administrative Agent and the Borrower and shall constitute valid and enforceable perfected security interests prior to the rights of all third Persons and subject to no other Liens except such Liens as are permitted by Section 9.01. The Additional Security Documents and other instruments related thereto shall be duly recorded or filed in such manner and in such places and at such times as are required by law to establish, perfect, preserve and protect the Liens, in favor of the Collateral Agent for the benefit of the respective Secured Creditors, required to be granted pursuant to the Additional Security Documents and all taxes, fees and other charges payable in connection therewith shall be paid in full by the Borrower. At the time of the execution and delivery of the Additional Security Documents, the Borrower shall cause to be delivered to the Collateral Agent such opinions of counsel, Mortgage Policies, title surveys, real estate appraisals and other related documents as may be reasonably requested by the Administrative Agent or the Required Lenders to assure themselves that this Section 8.11 has been complied with.

                  (g) In the event that the Administrative Agent or the Required Lenders determines in its or their reasonable discretion (whether as a result of a position taken by an applicable bank regulatory agency or official, or otherwise) that real estate appraisals satisfying the requirements set forth in 12 C.F.R., Part 34-Subpart C, or any successor or similar statute, rule, regulation, guideline or order (any such appraisal, a "Required Appraisal") are or were required to be obtained, or should be obtained, in connection with any Mortgaged Property then, within 90 days after receiving written notice thereof from the Administrative Agent or the Required Lenders, as the case may be, the Borrower shall cause such Required Appraisal to be delivered, at the expense of the Borrower, to the Administrative Agent, which Required Appraisal, and the respective appraiser, shall be reasonably satisfactory to the Administrative Agent.

                  (h) The Borrower agrees that each action required above by Section 8.11(a) or (b) shall be completed as soon as possible, but in no event later than 60 days after such action is requested to be taken by the Administrative Agent, the Collateral Agent or the Required Lenders. The Borrower further agrees that each action required by Section 8.11(c), (d), (e) and (f) with respect to the creation or acquisition of a new Subsidiary shall be completed contemporaneously with (or, in the case of any documents or instruments to be registered, filed or recorded, within 10 days of) the creation of such new Subsidiary.

                  8.12 Permitted Acquisitions. (a) Subject to the provisions of this Section 8.12 and the requirements contained in the definition of Permitted Acquisition, the Borrower and any of its Domestic Subsidiaries may from time to time effect Permitted Acquisitions, so long as (in each case except to the extent the Required Lenders otherwise specifically agree in writing in the case of a specific Permitted Acquisition):

                  (i) no Default or Event of Default shall be in existence at the time of the consummation of the proposed Permitted Acquisition or immediately after giving effect thereto;

                  (ii) the Borrower shall have given the Administrative Agent and the Lenders at least ten Business Days' prior written notice of such Permitted Acquisition;

                  (iii) calculations are made by the Borrower of compliance with the covenants contained in Sections 9.08, 9.09 and 9.10 for the Calculation Period most recently ended prior to the date of such Permitted Acquisition, on a Pro Forma Basis as if the respective Permitted Acquisition (as well as all other Permitted Acquisitions theretofore consummated after the first day of such Calculation Period) had occurred on the first day of such Calculation Period, and such calculations shall show that such financial covenants would have been complied with if the Permitted Acquisition had occurred on the first day of such Calculation Period;

                  (iv) the Maximum Permitted Consideration payable in connection with the proposed Permitted Acquisition, when combined with the aggregate Maximum Permitted Consideration paid in connection with all other Permitted Acquisitions consummated after the Original Effective Date and on or prior to the date of the consummation of the proposed Permitted Acquisition below does not exceed (x) $50,000,000 plus (y) the Permitted Expenditure Amount determined on the date of the consummation of the proposed Permitted Acquisition;

                  (v) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Permitted Acquisition (both before and after giving effect thereto), unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date;

                  (vi) the Borrower provides to the Administrative Agent as soon as available but not later than five Business Days after the execution thereof, a copy of any executed purchase agreement or similar agreement with respect to such Permitted Acquisition;

                  (vii) the Borrower shall believe in good faith that the proposed Permitted Acquisition could not result in a material increase in tax, ERISA, environmental or other contingent liabilities with respect to the Borrower or any of its Subsidiaries which would reasonably be expected to have a Material Adverse Effect; and

                  (viii) the Borrower shall have delivered to the Administrative Agent an officer's certificate executed by an Authorized Officer of the Borrower, certifying to the best of the knowledge of such Authorized Officer, compliance with the requirements of preceding clauses (i) through (vii), inclusive, containing the calculations required by the preceding clauses (iii) and (iv).

                  (b) At the time of each Permitted Acquisition involving the creation or acquisition of a Subsidiary, or the acquisition of capital stock or other equity interest of any Person, the capital stock or other equity interests thereof created or acquired in connection with such Permitted Acquisition shall be pledged for the benefit of the Secured Creditors pursuant to the Pledge Agreement in accordance with the requirements of Sections 8.11 and 9.14.

                  (c) The Borrower shall cause each Subsidiary which is formed to effect, or is acquired pursuant to, a Permitted Acquisition to comply with, and to execute and deliver, all of the documentation required by, Sections
8.11 and 9.14, to the satisfaction of the Administrative Agent.

                  (d) The consummation of each Permitted Acquisition shall be deemed to be a representation and warranty by the Borrower that the certifications by the Borrower (or by one or more of its Authorized Officers) pursuant to Section 8.12(a) are true and correct and that all conditions thereto have been satisfied and that same is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder, including, without limitation, Sections 6 and 10.

                  8.13 Foreign Subsidiaries Security. If following a change in the relevant sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder, counsel for the Borrower acceptable to the Administrative Agent and the Required Lenders does not within 30 days after a request from the Administrative Agent or the Required Lenders deliver to the Administrative Agent evidence, in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders, with respect to any Foreign Wholly-Owned Subsidiary (other than each Immaterial Subsidiary) which has not already had all of its stock pledged pursuant to the Pledge Agreement that (i) a pledge of 65% or more of the total combined voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote or, in the case of a Foreign Subsidiary whose capital stock is held by another Foreign Subsidiary, a pledge of any of the capital stock of such Foreign Subsidiary, (ii) the entering into by such Foreign Subsidiary of a security agreement in substantially the form of the Security Agreement, (iii) the entering into by such Foreign Subsidiary of a pledge agreement in substantially the form of the Pledge Agreement and (iv) the entering into by such Foreign Subsidiary of a guaranty in substantially the form of the Subsidiaries Guaranty, in any such case would cause (I) the undistributed earnings of such Foreign Subsidiary (or such Foreign Subsidiary's parent or indirect parent to the extent that such parent is also a foreign subsidiary) as determined for Federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's United States parent for Federal income tax purposes or (II) other material adverse Federal income tax consequences to the Credit Parties, then in the case of a failure to deliver the evidence described in clause (i) above, that portion of such Foreign Subsidiary's outstanding capital stock not theretofore pledged pursuant to the Pledge Agreement shall be pledged to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Pledge Agreement (or another pledge agreement in substantially similar form, if needed), and in the case of a failure to deliver the evidence described in clause (ii) or (iii) above, such Foreign Subsidiary shall execute and deliver the Security Agreement (or another security agreement in substantially similar form, if needed) or the Pledge Agreement (or another pledge agreement in substantially similar form, if needed), as the case may be, granting to the Collateral Agent for the benefit of the Secured Creditors a security interest in all of such Foreign Subsidiary's assets or the capital stock and promissory notes owned by such Foreign Subsidiary, as the case may be, and securing the Obligations of the Borrower under the Credit Documents and under any Interest Rate Protection Agreement or Other Hedging Agreement and, in the event the Subsidiaries Guaranty shall have been executed by such Foreign Subsidiary, the obligations of such Foreign Subsidiary thereunder, and in the case of a failure to deliver the evidence described in clause (iv) above, such Foreign Subsidiary shall execute and deliver the Subsidiaries Guaranty (or another guaranty in substantially similar form, if needed), guaranteeing the Obligations of the Borrower under the Credit Documents and under any Interest Rate Protection Agreement or Other Hedging Agreement, in each case to the extent that the entering into of such Security Agreement, Pledge Agreement or Subsidiaries Guaranty (or substantially similar document) is permitted by the laws of the respective foreign jurisdiction and with all documents delivered pursuant to this Section 8.13 to be in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders.

                  8.14 Additional Mortgages; Mortgage Amendments and Endorsements. No later than 45 days after the Restatement Effective Date, the Collateral Agent shall have received (i) fully executed counterparts of amendments to each of the Mortgages (the "Mortgage Amendments") and Additional Mortgages (if any) in form and substance reasonably satisfactory to the Collateral Agent, which are necessary or, in the reasonable opinion of the Collateral Agent, desirable to effectively maintain a valid and enforceable first priority mortgage lien that also secures the new facilities provided for herein on each Mortgaged Property and Additional Mortgaged Property (if any) (subject only to Permitted Encumbrances) in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors, (ii) evidence satisfactory to the Collateral Agent that counterparts of each

Mortgage Amendment and Additional Mortgage (if any) have been delivered to the title company insuring the mortgage liens for recording, (iii) either endorsements to the existing Mortgage Policies or new Mortgage Policies assuring the Collateral Agent that each Mortgage Amendment and each Additional Mortgage (if any) creates a valid and enforceable first priority mortgage lien on the respective Mortgaged Property and Additional Mortgaged Property (if any), free and clear of all defects, encumbrances (except for Permitted Encumbrances) and liens (except for Permitted Liens) and (iv) if requested by the Administrative Agent, from local counsel satisfactory to the Administrative Agent, opinions each of which (x) shall be addressed to Administrative Agent, the Collateral Agent and each of the Lenders, (y) shall be in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders and (z) shall cover the perfection of security interests granted pursuant to the Amended and Restated Security Agreement and the Mortgage Amendments, the Additional Mortgages (if any) and such other matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request.

                  8.15 Non-Occurrence of the Incremental Term Loan Borrowing Date. In the event that the Incremental Term Loan Borrowing Date does not occur on or before May 31, 2002, the Borrower shall, on or before May 31, 2002, satisfy all of the conditions specified in Sections 5.07, 5.08 and 5.09, in each case as if the Incremental Term Loan Borrowing Date had occurred on May 31, 2002.

                  SECTION 9. Negative Covenants. The Borrower hereby covenants and agrees that on and after the Restatement Effective Date and until the Total Commitments and all Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other Obligations incurred hereunder and thereunder, are paid in full (other than any indemnity, not then due and payable, which by its terms shall survive such termination and payment):

                  9.01 Liens. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of the Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to the Borrower or any of its Subsidiaries), or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute; provided that the provisions of this Section 9.01 shall not prevent the creation, incurrence, assumption or existence of the following (Liens described below are herein referred to as "Permitted Liens"):

                  (i) Liens for taxes, assessments or governmental charges or levies not yet due and payable or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with generally accepted accounting principles in the United States;

                  (ii) Liens in respect of property or assets of the Borrower or any of its Subsidiaries imposed by law, which arise or were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', workmen's, repairmen's, warehousemen's, materialmen's and mechanics' liens, collecting bank's liens, charge back rights of depository banks for uncollected items and other similar Liens arising or incurred in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of the property or assets of the Borrower or such Subsidiary and do not materially impair the use thereof in the operation of the business of the Borrower or such Subsidiary or (y) which are being contested in good faith by appropriate proceedings, which proceedings (or orders entered in connection with such proceedings) have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

                  (iii) Liens in existence on the Original Effective Date which are listed, and the property subject thereto described, in
         Schedule IV, but only to the respective date, if any, set forth in such
         Schedule IV for the removal and termination of any such Liens, plus renewals and extensions of such Liens to the extent set forth on
         Schedule IV, provided that (x) the aggregate principal amount of the Indebtedness, if any, secured by such Liens does not increase from that amount outstanding at the time of any such renewal or extension and (y) any such renewal or extension does not encumber any additional assets or properties of the Borrower or any of its Subsidiaries;

                  (iv)     Permitted Encumbrances;

                  (v) Liens created pursuant to this Agreement and the Security Documents;

                  (vi) licenses, sublicenses, leases or subleases granted to other Persons in the ordinary course of business not materially interfering with the conduct of the business of the Borrower and its Subsidiaries taken as a whole;

                  (vii) Liens placed upon assets used in the ordinary course of business of the Borrower or any of its Subsidiaries at the time of acquisition thereof by the Borrower or any such Subsidiary or within 90 days thereafter to secure Indebtedness incurred to pay all or a portion of the purchase price thereof, provided that (i) any such Liens attach only to the equipment so purchased and upgrades thereon, (ii) the Indebtedness secured by any such Lien does not exceed the purchase price of the equipment being purchased at the time of the incurrence of such Indebtedness and (iii) the Indebtedness secured thereby is permitted to be incurred pursuant to Section 9.04(vi);

                  (viii) easements, rights-of-way, restrictions (including zoning restrictions), covenants, encroachments, protrusions permits, servitudes, reservations and other similar charges or encumbrances, and minor title deficiencies, in each case whether now or hereafter in existence, not securing Indebtedness and not materially interfering with the conduct of the business of the Borrower and its Subsidiaries taken as a whole;

                  (ix) Liens arising from precautionary UCC financing statement filings regarding operating leases entered into by the Borrower or any of its Subsidiaries in the ordinary course of business;

                  (x) Liens arising out of judgments or awards in circumstances not constituting an Event of Default under Section 10.09 either which are in existence for less than 30 days or in respect of which the Borrower or any of its Subsidiaries shall in good faith be prosecuting an appeal or proceedings for review in respect of which there shall have been secured a subsisting stay of execution pending such appeal or proceedings, provided that the aggregate amount of all such judgments or awards does not exceed $10,000,000 at any time outstanding;

                  (xi) statutory, contractual and common law landlords' liens under leases or subleases permitted by this Agreement;

                  (xii) Liens (other than any Lien imposed by ERISA) (x) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, (y) to secure the performance of tenders, statutory obligations (other than excise taxes), surety, stay, customs and appeal bonds, statutory bonds, bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money) or (z) arising by virtue of deposits made in the ordinary course of business to secure liability for premiums to insurance carriers;

                  (xiii) any interest or title of a lessor, sublessor, licensee or licensor under any lease or license agreement permitted by this Agreement;

                  (xiv) Liens created pursuant to Capital Leases permitted pursuant to Section 9.04(vi), provided that (x) such Liens only serve to secure the payment of Indebtedness arising under such Capitalized Lease Obligation and (y) the Lien encumbering the asset giving rise to such Capitalized Lease Obligation does not encumber any other asset of the Borrower or any of its Subsidiaries;

                  (xv) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by the Borrower or any of its Subsidiaries in the ordinary course of business (excluding any general inventory financing);

                  (xvi) Liens on property or assets acquired pursuant to a Permitted Acquisition, or on property or assets of a Subsidiary of the Borrower in existence at the time such Subsidiary is acquired pursuant to a Permitted Acquisition, provided that (x) any Indebtedness that is secured by such Liens is permitted to exist under Section 9.04(xii) and
         (y) such Liens are not incurred in connection with, or in contemplation or anticipation of, such Permitted Acquisition and do not attach to any other asset of the Borrower or any of its Subsidiaries;

                  (xvii) Liens arising pursuant to Permitted Sale-Leaseback Transactions to the extent permitted by Section 9.02(ix), so long as such Liens do not attach to any assets of the Borrower or any of its Subsidiaries other than those which are the subject of such Permitted Sale-Leaseback Transaction;

                  (xviii) Liens in the nature of trustees' Liens granted pursuant to any indenture governing any Indebtedness permitted by
         Section 9.04(ii) in favor of the trustee under such indenture and securing only obligations to pay compensation to such trustee, to reimburse its expenses and to indemnify it under the terms thereof;

                  (xix) Liens to secure the performance by the Borrower and its Subsidiaries of leases, subleases, licenses and sublicenses, to the extent incurred or made in the ordinary course of business and not interfering in any material respect with the business of the Borrower and its Subsidiaries, provided that the aggregate amount of the fair value of property subject to Liens at any time pursuant to this clause
         (xix) does not exceed $5,000,000 at any time outstanding;

                  (xx) Liens encumbering the equity interests owned by the Borrower or any of its Subsidiaries in respect of any Joint Venture which are either (A) in support of obligations which are otherwise non-recourse to the Borrower and its Subsidiaries, or (B) granted in favor of any non-Affiliate partners, members or joint venturers in any Joint Venture that is not wholly-owned by the Borrower or any Subsidiary securing its obligations under the relevant charter or constitutional documents of such Joint Venture which do not constitute Indebtedness or the obligations to make Investments in such Joint Venture; and

                  (xxi) additional Liens incurred by the Borrower and its Subsidiaries so long as the value of the property subject to such Liens, and the Indebtedness and other obligations secured thereby, do not exceed $500,000.

In connection with the granting of Liens of the type described in clauses (vi),
(vii), (xiv), (xvi), (xvii) and (xxi) of this Section 9.01 by the Borrower of any of its Subsidiaries, each of the Administrative Agent and the Collateral Agent shall be authorized to take, and shall take, any actions reasonably requested by the Borrower and deemed appropriate by it in connection therewith (including, without limitation, by executing appropriate lien releases or lien subordination agreements in favor of the holder or holders of such Liens, in either case solely with respect to the item or items of equipment or other assets (including Real Property) subject to such Liens).

                  9.02 Consolidation, Merger, Acquisitions or Sale of Assets, etc. The Borrower will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time unless either permitted hereunder or subject to receiving consents hereunder) all or any part of its property or assets, or enter into any sale-leaseback transactions, or make any Acquisition (or agree to do any of the foregoing at any future time unless either permitted hereunder or subject to receiving consents hereunder), except that:

                  (i) the Borrower and its Subsidiaries may in the ordinary course of business, sell, lease or otherwise dispose of any assets which, in the reasonable judgment of such Person, are obsolete, worn out or otherwise no longer economic or useful in the conduct of such Person's business;

                  (ii)     Investments may be made to the extent permitted by
         Section 9.05 and Cash Equivalents may be disposed of or liquidated in the ordinary course of business;

                  (iii) the Borrower and its Subsidiaries may make sales or transfers of inventory in the ordinary course of business;

                  (iv) the Borrower and its Subsidiaries may sell or discount, in each case without recourse and in the ordinary course of business, overdue accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof consistent with customary industry practice (and not as part of any bulk sale);

                  (v) the Borrower and its Subsidiaries may license or sublicense software, trademarks and other intellectual property in the ordinary course of business which do not materially interfere with the business of the Borrower and its Subsidiaries taken as a whole or the Borrower, so long as each such license is permitted to be assigned pursuant to the Security Agreement (to the extent that a security interest in such intellectual property is granted thereunder) and does not otherwise prohibit the granting of a Lien by the Borrower or any of its Subsidiaries pursuant to the Security Agreement in the intellectual property covered by such license or such sublicense;

                  (vi) the Borrower or any Domestic Subsidiary of the Borrower may transfer assets (including capital stock and other equity interests) or lease to or acquire or lease assets from the Borrower or any other Domestic Subsidiary and any Domestic Subsidiary other than, except as provided in Schedule VI, an Excluded Subsidiary may be merged into the Borrower or any other Domestic Subsidiary other than, except as provided in Schedule VI, an Excluded Subsidiary of the Borrower (so long as, in the case of any merger involving the Borrower, the Borrower is the surviving corporation thereof);

                  (vii) the Borrower and its Subsidiaries may sell or otherwise dispose of additional assets (other than any Asset Sale pursuant to a sale-leaseback transaction), provided that (v) each such sale or disposition shall be for an amount at least equal to the fair market value thereof (as determined in good faith by the senior management of the Borrower), (w) except in the case of a Permitted Exchange, each such sale results in consideration at least 75% of which shall be in the form of cash (for such purpose, taking into account the amount of cash, the principal amount of any promissory notes and the fair market value, as determined in good faith by the senior management of the Borrower, of any other consideration), (x) the Net Sale Proceeds therefrom are either applied to repay Term Loans as provided in Section 4.02(f) or reinvested in Eligible Assets to the extent permitted by
         Section 4.02(f), and (y) the aggregate Net Sale Proceeds of all assets subject to sale or other disposition pursuant to this clause (vii) shall not exceed the sum of (A)

         $50,000,000 and (B) the Permitted Expenditure Amount, in the aggregate during the period commencing on the Original Effective Date;

                  (viii) the Borrower and its Wholly-Owned Domestic Subsidiaries may make Permitted Acquisitions, so long as such Permitted Acquisitions are effected in accordance with the requirements of
         Section 8.12;

                  (ix) the Borrower or any of its Subsidiaries may effect Permitted Sale-Leaseback Transactions in accordance with the definition thereof, provided that (x) the aggregate amount of all proceeds received by the Borrower and its Subsidiaries from all Permitted Sale-Leaseback Transactions consummated on and after the Original Effective Date shall not exceed $20,000,000, (y) the Net Sale Proceeds therefrom are applied to repay Term Loans as provided in Section 4.02(f) or reinvested in Eligible Assets to the extent permitted by
         Section 4.02(f) and (z) the Borrower establishes compliance with Sections 9.08, 9.09 and 9.10 after giving effect, on a Pro Forma Basis, to such Permitted Sale-Leaseback Transaction;

                  (x) any Subsidiary of the Borrower may (A) liquidate or dissolve voluntarily into, and may merge with and into, the Borrower (so long as the Borrower is the surviving corporation of such combination or merger) or any other Wholly-Owned Domestic Subsidiary, and the assets or stock of any Subsidiary may be purchased or otherwise acquired by the Borrower or any other Wholly-Owned Domestic Subsidiary,
         (B) wind up its affairs so long as, immediately prior thereto, it shall have transferred all of its assets to the Borrower or any Wholly-Owned Domestic Subsidiary, and (C) be converted into, or reorganized or reconstituted as, a limited partnership or limited liability company, provided that at the time of such conversion, reorganization or reconstitution, all actions required to maintain the perfection and priority of the Lien of the Pledge Agreement shall have been taken to the satisfaction of the Collateral Agent;

                  (xi) the Borrower and its Subsidiaries may sell (including by the issuance of capital stock by the affected Subsidiary) equity interests in any of the Subsidiaries of the Borrower to Hospital Investment Program Participants in connection with the Hospital Investment Program so long as such sale or issuance is effected in accordance with the definition of Hospital Investment Program;

                  (xii) the Borrower and its Subsidiaries may effect sale leaseback transactions described in clause (x)(6) of the proviso to the definition of Asset Sale; and

                  (xviii) the Borrower and its Subsidiaries may sell the stock or assets of Rocky Mountain, so long as the Net Asset Sale Proceeds therefrom are applied in accordance with Section 4.02(f).

To the extent the Required Lenders waive the provisions of this Section 9.02 with respect to the sale of any Collateral, or any Collateral is sold or otherwise transferred as permitted by this Section 9.02, such Collateral (unless sold to the Borrower or a Subsidiary of the Borrower) shall be sold free and clear of the Liens created by the Security Documents, and the Administrative Agent and

Collateral Agent shall be authorized to take any actions reasonably requested by the Borrower and deemed appropriate by the Administrative Agent and the Collateral Agent in order to effect the foregoing.

                  9.03 Dividends. The Borrower shall not, and shall not permit any of its Subsidiaries to, authorize, declare or pay any Dividends with respect to the Borrower or any of its Subsidiaries, except that:

                  (i) any Subsidiary of the Borrower may pay cash and non-cash Dividends to the Borrower or any Wholly-Owned Subsidiary of the Borrower or, provided that no Material Default or Event of Default shall have occurred and be continuing, to any other equity holders of such Subsidiary on a pro rata basis with any such Dividends to be paid to the Borrower and any other Subsidiaries of the Borrower having equity interests in such Dividend paying Subsidiary;

                  (ii) so long as there shall exist no Default or Event of Default (both before and after giving effect to the payment thereof), the Borrower may repurchase or redeem outstanding shares of its common stock or other equity interests (or options to purchase such common stock or other equity interests) owned by employees, officers or directors of the Borrower or any Subsidiary pursuant to any management equity subscription agreement or stock option agreement as in effect on the Initial Borrowing Date, provided that the aggregate amount of all Dividends paid pursuant to this clause (ii) in any fiscal year shall not exceed $2,000,000;

                  (iii) the Borrower may pay regularly accruing Dividends with respect to the Borrower Preferred Stock through the issuance of additional shares of Borrower Preferred Stock (but not in cash or other property) in accordance with the terms thereof;

                  (iv) the Borrower may cancel all or a portion of the principal amount of notes delivered to the Borrower by employees, officers or directors in connection with the vesting of interests or repurchase of interests pursuant to any Equity Plan;

                  (v) the Borrower and its Subsidiaries may repurchase or redeem equity interests of Subsidiaries sold or issued in connection with the Hospital Investment Program, provided, that no Material Default or Event of Default shall have occurred and be continuing at the time of such repurchase or redemption; and

                  (vi) so long as there shall exist no Default or Event of Default (both before and after giving effect to the payment thereof), the Borrower may pay Dividends in an amount not to exceed the Permitted Expenditure Amount determined on the date of the payment thereof.

                  9.04 Indebtedness. The Borrower will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

                  (i) Indebtedness incurred or existing pursuant to this Agreement and the other Credit Documents;

                  (ii) unsecured Indebtedness of the Borrower and the Subsidiary Guarantors under the Senior Subordinated Notes and the other Senior Subordinated Notes Documents in an aggregate principal amount for all Indebtedness at any time outstanding pursuant to this clause
         (ii) not to exceed $230,000,000;

                  (iii) Existing Indebtedness to the extent actually outstanding on the Original Effective Date and as the same is listed on
         Schedule V, but no refinancings or renewals thereof other than as permitted by clause (xvi) below;

                  (iv) Indebtedness under Interest Rate Protection Agreements which may be entered into from time to time by the Borrower and which the Borrower in good faith believes will provide protection against fluctuations in interest rates with respect to outstanding floating rate Indebtedness then outstanding, and permitted to be outstanding, pursuant to the other provisions of this Section 9.04;

                  (v) Indebtedness under Other Hedging Agreements entered into in the ordinary course of business and so long as any such Other Hedging Agreement is not speculative in nature and is (x) related to income derived from foreign operations of the Borrower or any Subsidiary or otherwise related to purchases permitted hereunder from foreign suppliers or (y) entered into to protect the Borrower and its Subsidiaries against fluctuation in the price of raw materials used in the business;

                  (vi) Capitalized Lease Obligations (including Capitalized Lease Obligations arising from Permitted Sale-Leaseback Transactions) and Indebtedness of the Borrower and its Subsidiaries representing purchase money Indebtedness secured by Liens permitted pursuant to
         Section 9.01(vii), provided that the sum of (without duplication) (w) the aggregate amount of Capitalized Lease Obligations (including Capitalized Lease Obligations arising from Permitted Sale Leaseback Transactions) incurred on and after the Initial Borrowing Date and outstanding at any time plus (x) the aggregate principal amount of Permitted Refinancing Indebtedness incurred in respect of Indebtedness incurred pursuant to this clause (vi) or Section 9.04(xii) and outstanding at any time plus (y) the aggregate principal amount of all such purchase money Indebtedness incurred on and after the Initial Borrowing Date and outstanding at any time plus (z) Permitted Acquired Debt assumed on and after the Initial Borrowing Date and outstanding at any time, shall not exceed the sum of (A) $35,000,000 plus (B) the Permitted Expenditure Amount;

                  (vii) intercompany Indebtedness of the Borrower and its Subsidiaries outstanding to the extent permitted by Section 9.05(v);

                  (viii) Indebtedness under performance bonds, letter of credit obligations to provide security for worker's compensation claims and bank overdrafts, in each case incurred in the ordinary course of business, provided that any obligations arising in connection with such bank overdraft Indebtedness is extinguished within five Business Days;

                  (ix) Indebtedness of the Borrower and its Subsidiaries which may be deemed to exist pursuant to their respective obligations to pay Dividends permitted by Section 9.03 after same have been declared;

                  (x) Indebtedness consisting of loans by third Persons to officers and employees of the Borrower and its Subsidiaries guaranteed by the Borrower in an aggregate principal amount not to exceed $500,000 outstanding at any time;

                  (xi) Indebtedness of the Borrower or any of its Subsidiaries which may be deemed to exist in connection with agreements providing for indemnification, purchase price adjustments and similar obligations in connection with acquisitions or sales of assets including equity interests and/or businesses effected in accordance with the requirements of this Agreement (so long as any such obligations are those of the Person making the respective acquisition or sale, and are not guaranteed by any other Person other than the Borrower);

                  (xii) Indebtedness of a Subsidiary acquired pursuant to a Permitted Acquisition (or Indebtedness assumed by the Borrower or any Domestic Subsidiary pursuant to a Permitted Acquisition as a result of a merger or consolidation or the acquisition of an asset securing such Indebtedness) (the "Permitted Acquired Debt"), so long as (w) such Indebtedness was not incurred in connection with, or in anticipation or contemplation of, such Permitted Acquisition, (x) such Indebtedness does not constitute debt for borrowed money, it being understood and agreed that Capitalized Lease Obligations and purchase money Indebtedness shall not constitute debt for borrowed money for purposes of this clause (xii) and (y) the sum of (1) the aggregate amount of all Capitalized Lease Obligations and purchase money Indebtedness incurred on and after the Initial Borrowing Date pursuant to Section 9.04(vi) and outstanding at any time, (2) the aggregate amount of all Permitted Refinancing Indebtedness incurred in respect of Indebtedness incurred pursuant to this clause (xii) or Section 9.04(vi) and outstanding at any time and (3) the aggregate amount of all Permitted Acquired Debt assumed on and after the Initial Borrowing Date and outstanding at any time, shall not exceed (A) $35,000,000 plus (B) the Permitted Expenditure Amount;

                  (xiii) guarantees by the Borrower of Indebtedness of Domestic Subsidiaries so long as such Indebtedness is otherwise permitted hereunder;

                  (xiv) Indebtedness with respect to completion guarantees, performance bonds, surety bonds or customs bonds required in the ordinary course of business in an aggregate principal amount not to exceed $15,000,000 at any time outstanding;

                  (xv) Permitted Subordinated Refinancing Indebtedness, so long as no Default or Event of Default is in existence at the time of any incurrence thereof and immediately after giving effect thereto;

                  (xvi) Permitted Refinancing Indebtedness, so long as no Default or Event of Default is in existence at the time of the incurrence of such Permitted Refinancing Indebtedness and immediately after giving effect thereto; and

                  (xvii) additional unsecured Indebtedness of the Borrower and its Subsidiaries not otherwise permitted pursuant to this Section 9.04, so long as the aggregate principal amount of all Indebtedness incurred pursuant to this clause (xvii) does not exceed at any time outstanding the sum of (x) $500,000 plus (y) the Permitted Expenditure Amount.

                  9.05 Advances, Investments and Loans. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person or hold any cash or Cash Equivalents, (each of the foregoing an "Investment" and, collectively, "Investments") except that the following shall be permitted:

                  (i) the Borrower and its Subsidiaries may acquire and hold accounts receivables and other customary trade credit owing to any of them if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms of the Borrower or such Subsidiary;

                  (ii) the Borrower and its Subsidiaries may acquire and hold cash and Cash Equivalents;

                  (iii) the Borrower and its Subsidiaries may make loans and advances in the ordinary course of business to their respective employees so long as the aggregate principal amount thereof at any time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed $1,000,000;

                  (iv) the Borrower may enter into Interest Rate Protection Agreements and other Hedging Agreements to the extent permitted in
         Section 9.04(iv) and Section 9.04(v) respectively;

                  (v) any Subsidiary may make intercompany loans to the Borrower or any Subsidiary (other than an Excluded Subsidiary) and the Borrower may make intercompany loans and advances to any Subsidiary (other than an Excluded Subsidiary), provided that (x) any promissory notes evidencing such intercompany loans made by the Borrower or any Domestic Subsidiary shall be pledged (and delivered) by the Borrower or the respective Domestic Subsidiary that is the lender of such intercompany loan as Collateral pursuant to the Pledge Agreement, (y) neither the Borrower nor any Domestic Subsidiaries of the Borrower may make loans to any Foreign Subsidiaries of the Borrower pursuant to this clause (v) and (z) any loans made by any Foreign Subsidiaries to the Borrower or any of its Domestic Subsidiaries pursuant to this clause
         (v) shall be subordinated to the Obligations pursuant to subordination provisions in substantially the form of Exhibit M hereto;

                  (vi) the Borrower and it Subsidiaries may sell or transfer assets to the extent permitted by Section 9.02;

                  (vii) the Borrower may establish Subsidiaries to the extent permitted by Section 9.14;

                  (viii) the Borrower and its Subsidiaries may acquire and own Investments (including debt obligations and equity securities) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

                  (ix) the Borrower and any of its Domestic Subsidiaries may make Permitted Acquisitions in accordance with the relevant requirements of Section 8.12 and the component definitions as used therein;

                  (x) the Borrower may make Investments in any of its Domestic Subsidiaries (other than an Excluded Subsidiary), or any Subsidiary of the Borrower may make Investments in the Borrower or any of its Domestic Subsidiaries (other than an Excluded Subsidiary);

                  (xi) Investments as listed on Schedule VIII existing on the Original Effective Date shall be permitted to the extent actually outstanding on the Original Effective Date;

                  (xii) Investments made by the Borrower or any of its Subsidiaries consisting of Investments received in connection with any disposition permitted by Section 9.02;

                  (xiii) Investments in the nature of pledges or deposits with respect to leases or utilities provided to third parties in the ordinary course of business;

                  (xiv) Investments in Indebtedness issued by management of the Borrower to purchase Borrower Common Stock pursuant to the Borrower's restricted stock plan so long as the full amount of the proceeds of such Indebtedness is contemporaneously paid to the Borrower as consideration for such Borrower Common Stock;

                  (xv) so long as no Default or Event of Default exists or would exist immediately after giving effect to the respective Investment, the Borrower and its Domestic Subsidiaries shall be permitted to make Investments in any Joint Venture (including Unrestricted Subsidiaries) on any date in an amount not to exceed the Available J.V. Basket Amount on such date (after giving effect to all prior and contemporaneous adjustments thereto, except as a result of such Investment), it being understood and agreed that to the extent the Borrower or one or more other Credit Parties (after the respective Investment has been made) receives a cash return from the respective Joint Venture of amounts previously invested pursuant to this clause
         (xv) (which cash return may be made by way of repayment of principal in the case of loans and cash equity returns (whether as a distribution, dividend or redemption) in the case of equity investments) or a return in the form of an asset distribution from the respective Joint Venture of any asset previously contributed pursuant to this clause (xv), then the amount of such cash return of investment or the fair market value of such distributed asset (as determined in good faith by senior management of the Borrower), as the case may be, shall, upon the Administrative Agent's receipt of a certification of the amount of the return of investment from an Authorized Officer, apply to increase the Available J.V. Basket Amount, provided that the aggregate amount of increases to the Available J.V. Basket Amount described above in respect of any Joint Venture shall not exceed the amount previously invested pursuant to this clause (xv) in such Joint Venture; and

                  (xvi) the Borrower and its Subsidiaries may purchase the property subject to the St. Luke's Lease to the extent permitted under
         Section 9.07(g).

                  9.06 Transactions with Affiliates. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of the Borrower or any of its Subsidiaries, other than in the ordinary course of business and on terms and conditions substantially as favorable to the Borrower or such Subsidiary as would reasonably be obtained by the Borrower or such Subsidiary at that time in a comparable arm's-length transaction with a Person other than an Affiliate, except that:

                  (i)      Dividends may be paid to the extent provided in
         Section 9.03;

                  (ii) loans may be made and other transactions may be entered into between the Borrower and its Subsidiaries to the extent permitted by Sections 9.02, 9.04 and 9.05;

                  (iii) so long as no Default or Event of Default is then in existence or would result therefrom, the payment, on a quarterly basis, of management fees to JLL or an Affiliate of JLL in an aggregate amount not to exceed $1,000,000 in any fiscal year of the Borrower, provided that if during any fiscal quarter of the Borrower, a Default or Event of Default is in existence and such management fees cannot be paid as provided above, such fees shall continue to accrue and may be paid at such time as all Defaults and Events of Default have been cured or waived and so long as no Default or Event of Default will exist immediately after giving effect to the payment thereof;

                  (iv) customary fees to non-officer directors of the Borrower and its Subsidiaries;

                  (v) the Borrower may pay directly, or reimburse JLL, JLL Hospital, JLL Healthcare and the other Investors for, reasonable out-of-pocket expenses incurred for business purposes of the Borrower and its Subsidiaries;

                  (vi) the Borrower and its Subsidiaries may make payments under the Tax Sharing Agreement;

                  (vii) the Borrower or any Subsidiary may enter into employment agreements in the ordinary course of business in good faith;

                  (viii) the Borrower may enter into Equity Plans and transactions contemplated thereby; and

                  (ix) the Borrower or any Subsidiary may enter into transactions listed on Schedule XI hereto.

                  9.07 Capital Expenditures. (a) The Borrower will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures, except that during any fiscal year set forth below, the Borrower and its Subsidiaries may make Capital Expenditures, so long as the aggregate amount of such Capital Expenditures does not exceed in any fiscal year set forth below the amount set forth opposite such fiscal year below:

         Fiscal Year Ending                                 Amount
         ------------------                                 ------
         September 30, 2001                              $ 60,000,000
         September 30, 2002                              $ 45,000,000
         September 30, 2003                              $ 40,000,000
         September 30, 2004                              $ 40,000,000
         September 30, 2005                              $ 40,000,000
         September 30, 2006                              $ 40,000,000

                  (b) Notwithstanding the foregoing, in the event that the amount of Capital Expenditures permitted to be made by the Borrower and its Subsidiaries pursuant to clause (a) above in any fiscal year (before giving effect to any increase in such permitted expenditure amount pursuant to this clause (b)) is greater than the amount of such Capital Expenditures made by the Borrower and its Subsidiaries during such fiscal year, such excess (the "Rollover Amount") may be carried forward and utilized to make Capital Expenditures in the succeeding fiscal year of the Borrower.

                  (c) Notwithstanding the foregoing, the Borrower and its Subsidiaries may make Capital Expenditures (which Capital Expenditures will not be included in any determination under the foregoing clause (a)) with Net Asset Sale Proceeds (including proceeds from the Hospital Investment Program) to the extent such Net Asset Sale Proceeds are not required to be applied to repay Term Loans pursuant to Section 4.02(f) and such proceeds are reinvested as required by said Section.

                  (d) Notwithstanding the foregoing, the Borrower and its Subsidiaries may make Capital Expenditures (which Capital Expenditures will not be included in any determination under the foregoing clause (a)) consisting of the reinvestment of Net Insurance/Condemnation Proceeds not required to be applied to prepay Term Loans pursuant to Section 4.02(g).

                  (e) Notwithstanding the foregoing, the Borrower and its Domestic Subsidiaries may make Capital Expenditures (which Capital Expenditures will not be included in any determination under the foregoing clause (a)) constituting Permitted Acquisitions effected in accordance with the requirements of Section 8.12 and the component definitions as used therein.

                  (f) Notwithstanding the foregoing, the Borrower and its Subsidiaries may make Capital Expenditures (which Capital Expenditures will not be included in any determination under the foregoing clause (a)) from the Permitted Expenditure Amount.

                  (g) Notwithstanding the foregoing, the Borrower and its Subsidiaries may make Capital Expenditures (which Capital Expenditures will not be included in any determination under the foregoing clause (a)) consisting of the purchase of the property subject to the St. Luke's Lease, provided that the aggregate amount of such Capital Expenditures shall not exceed $60,000,000 (it being understood and agreed that to the extent the aggregate amount of such Capital Expenditures exceed $60,000,000, such excess shall be permitted under this clause (g) to the extent permitted under the foregoing clause (a)).

                  9.08 Consolidated Interest Coverage Ratio. The Borrower will not permit the Consolidated Interest Coverage Ratio for any Test Period ended on the last day of a fiscal quarter set forth below to be less than the ratio set forth opposite such fiscal quarter below:

         Fiscal Quarter Ended                                 Ratio
         --------------------                                 -----
         September 30, 2001                                 1.65:1.0
         December 31, 2001                                  1.65:1.0

         March 31, 2002                                     1.65:1.0
         June 30, 2002                                      1.65:1.0
         September 30, 2002                                 1.85:1.0
         December 31, 2002                                  1.85:1.0

         March 31, 2003                                     1.85:1.0
         June 30, 2003                                      1.85:1.0
         September 30, 2003                                 2.15:1.0
         December 31, 2003                                  2.15:1.0

         March 31, 2004                                     2.15:1.0
         June 30, 2004                                      2.15:1.0
         September 30, 2004                                 2.50:1.0
         December 31, 2004                                  2.50:1.0

         March 31, 2005                                     2.50:1.0
         June 30, 2005                                      2.50:1.0
         September 30, 2005                                 3.25:1.0
         December 31, 2005                                  3.25:1.0

         March 31, 2006                                     3.25:1.0
         June 30, 2006                                      3.25:1.0
         September 30, 2006                                 3.50:1.0

                  9.09 Maximum Leverage Ratio. The Borrower will not permit the Leverage Ratio at any time during a fiscal quarter set forth below to be greater than the ratio set forth opposite such fiscal quarter below:

         Fiscal Quarter Ended                                 Ratio
         --------------------                                 -----
         September 30, 2001                                 5.50:1.0
         December 31, 2001                                  5.50:1.0

         March 31, 2002                                     5.50:1.0
         June 30, 2002                                      5.25:1.0
         September 30, 2002                                 5.00:1.0
         December 31, 2002                                  5.00:1.0

         March 31, 2003                                     5.00:1.0
         June 30, 2003                                      5.00:1.0
         September 30, 2003                                 4.00:1.0
         December 31, 2003                                  4.00:1.0

         March 31, 2004                                     4.00:1.0
         June 30, 2004                                      4.00:1.0

         September 30, 2004 and each                        3.50:1.0
         Fiscal Quarter thereafter

                  Notwithstanding anything to the contrary contained in this Agreement, all calculations of compliance with this Section 9.09 shall be made on a Pro Forma Basis.

                  9.10 Fixed Charge Coverage Ratio. The Borrower will not permit the Fixed Charge Coverage Ratio for any Test Period ended on the last day of a fiscal quarter set forth below to be less than the ratio set forth opposite such fiscal quarter below:

         Fiscal Quarter Ended                                Ratio
         --------------------                                -----
         September 30, 2001                                 1.00:1.0
         December 31, 2001                                  1.00:1.0

         March 31, 2002                                     1.00:1.0
         June 30, 2002                                      1.00:1.0
         September 30, 2002                                 1.00:1.0

         Fiscal Quarter Ended                                Ratio
         --------------------                                -----
         December 31, 2002                                  1.00:1.0

         March 31, 2003                                     1.00:1.0
         June 30, 2003                                      1.00:1.0
         September 30, 2003                                 1.05:1.0
         December 31, 2003                                  1.05:1.0

         March 31, 2004                                     1.05:1.0
         June 30, 2004                                      1.05:1.0
         September 30, 2004                                 1.15:1.0
         December 31, 2004                                  1.15:1.0

         March 31, 2005                                     1.15:1.0
         June 30, 2005                                      1.15:1.0

         September 30, 2005 and each                        1.15:1.0
         Fiscal Quarter thereafter

                  9.11 Limitation on Modifications of Indebtedness; Modifications of Certificate of Incorporation, By-Laws and Certain Other Agreements; etc. The Borrower will not, and will not permit any of its Subsidiaries to, (i) amend or modify, or permit the amendment or modification of, any provision of any Borrower Preferred Stock Document or of any agreement (including, without limitation, any purchase agreement, indenture, loan agreement or security agreement) relating thereto, (ii) amend or modify, or permit the amendment or modification of, any provision of any Senior Subordinated Note, Permitted Subordinated Refinancing Indebtedness or of any agreement (including, without limitation, any purchase agreement, indenture, loan agreement or security agreement) relating thereto or make any payment consistent with an amendment thereof or change thereto, if the effect of such amendment or change is to increase the interest rate on the Senior Subordinated Notes or the Permitted Subordinated Refinancing Indebtedness, change (to earlier dates) any dates upon which payments of principal or interest are due thereon, change any event of default or condition to an event of default with respect thereto (other than to eliminate any such event of default or increase any grace period related thereto), change the redemption, prepayment or defeasance provisions thereof, change the subordination provisions of such Senior Subordinated Notes or Permitted Subordinated Refinancing Indebtedness, as the case may be (or of any guaranty thereof), or change any collateral therefor (other than to release such collateral), or if the effect of such amendment or change, together with all other amendments or changes made, is to increase materially the obligations of the obligor thereunder or to confer any additional rights on the holders of such Senior Subordinated Notes or Permitted Subordinated Refinancing Indebtedness, as the case may be (or a trustee or other representative on their behalf), which would reasonably be expected to be materially adverse to any Credit Party or Lenders, (iii) make (or give any notice in respect thereof) any voluntary or optional payment or prepayment on or redemption or acquisition for value (including, without limitation, by way of depositing with the trustee with respect thereto monies or securities before due for the purpose of paying when due) or exchange of, or any prepayment or redemption as a result of any asset sale, change of control or similar event of any Senior Subordinated Note, Permitted Subordinated Refinancing Indebtedness or Borrower Preferred Stock; provided that (x) the Borrower may exchange the Senior Subordinated Notes for Exchange Senior Subordinated Notes issued as contemplated in the definition of Senior Subordinated Notes and consistent with the requirements of the definition of Exchange Senior Subordinated Notes and (y) provided that no Default or Event of Default has occurred and is continuing, any Senior Subordinated Notes or Permitted Subordinated Refinancing Indebtedness may be refinanced with Permitted Subordinated Refinancing Indebtedness, (iv) amend or modify, or permit the amendment or modification of any Transaction Document, any Management Agreement, the St. Luke's Lease or the Tax Sharing Agreement, except for (x) amendments or modifications which are not in any way materially adverse to the interests of the Lenders and do not involve the payment by the Borrower or any of its Subsidiaries of any amounts which could give rise to a violation of this Agreement or result in the Borrower or any of its Subsidiaries incurring any material additional liability or monetary obligations not permitted under this Agreement and (y) the termination of the St. Luke's Lease in connection with the purchase of the property subject thereto, or (v) amend, modify or change its Certificate of Incorporation (including, without limitation, by the filing or modification of any certificate of designation) or By-Laws (or equivalent organizational documents) or any agreement entered into by it, with respect to its capital stock (or equivalent interests) (including any Shareholders' Agreement), or enter into any new agreement with respect to its capital stock, other than any amendments, modifications or changes pursuant to this clause (v) or any such new agreements pursuant to this clause (v) which do not in any way materially adversely affect the interests of the Lenders or which may be required to issue new capital stock permitted to be issued pursuant to
Section 9.13.

                  9.12 Limitation on Certain Restrictions on Subsidiaries. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Borrower or any Subsidiary of the Borrower, or pay any Indebtedness owed to the Borrower or a Subsidiary of the Borrower, (b) make loans or advances to the Borrower or any of the Borrower's Subsidiaries or (c) transfer any of its properties or assets to the Borrower or any of the Borrower's Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (i) applicable law (including regulatory requirements), (ii) this Agreement and the other Credit Documents,
(iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or a Subsidiary of the Borrower,
(iv) customary provisions restricting assignment of any licensing agreement entered into by the Borrower or a Subsidiary of the Borrower in the ordinary course of business, (v) the Senior Subordinated Notes Documents and the documentation for Permitted Subordinated Refinancing Indebtedness and (vi) customary provisions restricting the transfer of assets subject to Liens permitted under Section 9.01 (iii), (vii), (xiv), (xvi) and (xvii), and any agreement or instrument governing Permitted Acquired Debt, which encumbrance or restriction is not applicable to any Person or the properties or assets of any Person, other than the Person or the properties or assets of the Person acquired pursuant to the respective Permitted Acquisition and so long as the respective encumbrances or restrictions were not created (or made more restrictive) in connection with or in anticipation of the respective Permitted Acquisition.

                  9.13 Limitation on Issuance of Capital Stock. (a) The Borrower will not, and will not permit any of its Subsidiaries to issue any Disqualified Stock (other than (i) the issuance of shares of Borrower Preferred Stock in payment of regularly accruing dividends on theretofore outstanding shares of Borrower Preferred Stock and (ii) the issuance of preferred stock by a Subsidiary of the Borrower to the Borrower or a Wholly-Owned Subsidiary).

                  (b) The Borrower will not issue any capital stock unless such capital stock (other than capital stock issued to the public in a registered public offering) is delivered to the Collateral Agent for pledge pursuant to the Hypothecation Agreement and the relevant shareholder executes and delivers a counterpart of the Hypothecation Agreement.

                  (c) The Borrower will not sell any capital stock of a Subsidiary or permit any of its Subsidiaries to issue any capital stock (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, capital stock, except (i) for transfers and replacements of then outstanding shares of capital stock, (ii) for stock splits, stock dividends and additional issuances which do not decrease the percentage ownership of the Borrower or any of its Subsidiaries in any class of the capital stock of such Subsidiary, (iii) in the case of Foreign Subsidiaries of the Borrower, to qualify directors to the extent required by applicable law,
(iv) Subsidiaries of the Borrower formed after the Original Effective Date pursuant to Section 9.14 may issue capital stock to the Borrower or the respective Subsidiary of the Borrower which is to own such stock in accordance with the requirements of Section 8.11 and, (v) the Borrower may permit its Subsidiaries to issue capital stock, and may sell capital stock of subsidiaries in accordance with the Hospital Investment Program so long as the requirements of the definition thereof are satisfied and (vi) the Borrower may sell 100% of its interests in the capital stock of a Subsidiary pursuant to the provisions of
Section 9.02(vii). All capital stock issued in accordance with this Section 9.13(c) shall, to the extent required by the Pledge Agreement or the definition of Hospital Investment Program, as the case may be, be delivered to the Collateral Agent for pledge pursuant to the Pledge Agreement or a hypothecation agreement reasonably satisfactory in form and substance to the Administrative Agent.

                  9.14 Limitation on Creation of Subsidiaries and Joint Ventures. (a) The Borrower shall not establish, create or acquire any additional Subsidiaries without the prior written consent of the Required Lenders; provided that the Borrower may establish or create one or more Wholly-Owned Subsidiaries of the Borrower without such consent so long as (i) 100% of the capital stock of any new Domestic Subsidiary (or all capital stock of any new Foreign Subsidiary which is owned by any Credit Party, except that, subject to the provisions of
Section 8.12, not more than 65% of the voting stock of any such Foreign Subsidiary shall be required to be so pledged) is upon the creation, establishment or acquisition of any such new Subsidiary pledged and delivered to the Collateral Agent for the benefit of the Secured Creditors under the Pledge Agreement and (ii) upon the creation or establishment of any such new Domestic Subsidiary (other than an Immaterial Subsidiary), such Domestic Subsidiary executes the

Additional Security Documents and guaranty required to be executed by it in accordance with Section 8.11.

                  (b) The Borrower will not, and will not permit any of its Subsidiaries to, enter into any Joint Venture except to the extent permitted by
Section 9.05(xv) or Section 9.05(x).

                  9.15 Business. The Borrower will not, and will not permit any of its Subsidiaries to, engage directly or indirectly in any lines of business other than a Permitted Business.

                  9.16 Designated Senior Debt. The Borrower will not, and will not permit any of its Subsidiaries to (i) designate any Indebtedness (other than the Obligations) as "Designated Senior Debt" for purposes of, and as defined in, the Senior Subordinated Notes Indenture or (ii) designate any documents with respect to any Indebtedness (other than this Agreement) as the "Credit Agreement" as defined in the Senior Subordinated Notes Indenture for purposes of the receipt of notices by the Administrative Agent, and delivery of blockage notices pursuant to the subordination provisions of the Senior Subordinated Notes Documents.

                  9.17 St. Luke's Sub. Notwithstanding anything to the contrary set forth in this Agreement, the Borrower will not, at any time prior to the consummation of the purchase of the property subject to the St. Luke's Lease and the termination of such lease, permit St. Luke's Sub to (i) acquire any assets (other than (x) inventory or (y) pursuant to an operating lease) the fair market value of which (as determined in good faith by the Borrower) exceeds $1,000,000 other than pursuant to leases from the Borrower or a Domestic Subsidiary or (ii) merge or consolidate with or into the Borrower or any Subsidiary of the Borrower.

                  9.18 Changes To Legal Names; Organizational Identification Numbers, Jurisdiction or Type of Organization. No Credit Party shall change, or permit any change to, its legal name until (i) it shall have given to the Administrative Agent and the Collateral Agent not less then 30 days (or such shorter period approved by the Administrative Agent) prior written notice of its intention so to do, clearly describing such new name and providing other information in connection therewith as the Administrative Agent or Collateral Agent may reasonably request and (ii) with respect to such new name, it shall have taken all action reasonably requested by the Administrative Agent or Collateral Agent to maintain the security interests of the Administrative Agent or Collateral Agent in the Collateral intended to be granted pursuant to the Security Documents at all times fully perfected and in full force and effect. In addition, to the extent that any Credit Party does not have an organizational identification number on the date hereof and later obtains one, or if there is any change in the organizational identification number of any Credit Party, the Borrower or such Credit Party shall promptly notify the Administrative Agent and the Collateral Agent of such new or changed organizational identification number and shall take all actions reasonably satisfactory to the Administrative Agent and the Collateral Agent to the extent necessary to maintain the security interests of the Administrative Agent or Collateral Agent in the Collateral intended to be granted pursuant to the Security Documents fully perfected and in full force and effect. Furthermore, no Credit Party shall change its jurisdiction of organization or its type of organization until (i) it shall have given to the Administrative Agent and the Collateral Agent not less than 30 days (or such shorter period approved by the Administrative Agent) prior written notice of its intention so to do, clearly describing such new jurisdiction of organization and/or type of organization and providing such other information in connection therewith as the Administrative Agent or Collateral Agent may reasonably request and (ii) with respect to such new jurisdiction and/or type of organization, it shall have taken all actions reasonably requested by the Administrative Agent or the Collateral Agent to maintain the security interests of the Administrative Agent or Collateral Agent in the Collateral intended to be granted pursuant to the Security Documents at all times fully perfected and in full force and effect. If at any time Schedule VII hereto is not true and correct (as of the date in question, which may be after the Restatement Effective Date), whether because of changes thereto or as a result of the creation or acquisition of additional Credit Parties, the Borrower shall promptly furnish to the Administrative Agent and the Collateral Agent a true and correct updated
Schedule VII, which shall contain the updated information required therein with respect to each Credit Party as of the date of any change thereto.

                  SECTION 10. Events of Default. Upon the occurrence of any of the following specified events (each, an "Event of Default"):

                  10.01 Payments. The Borrower shall (i) default in the payment when due of any principal of any Loan or any Note or (ii) default, and such default shall continue unremedied for three or more Business Days, in the payment when due of any Unpaid Drawings or interest on any Loan or Note, or any Fees or any other amounts owing hereunder or under any other Credit Document; or

                  10.02 Representations, etc. Any representation, warranty or statement made by any Credit Party herein or in any other Credit Document or in any statement or certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

                  10.03 Covenants. Any Credit Party shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in
Section 8.01(f)(i), 8.11 (within the time periods specified in Section 8.11(h)) or Section 9 or (ii) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement and such default shall continue unremedied for a period of 30 days after written notice to the Borrower by the Administrative Agent or any of the Lenders; or

                  10.04 Default Under Other Agreements. (a) The Borrower or any of its Subsidiaries shall (i) default in any payment of any Indebtedness (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Obligations) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such

Indebtedness to become due prior to its stated maturity or (b) any Indebtedness (other than the Obligations) of the Borrower or any of its Subsidiaries shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof, provided that it shall not be a Default or Event of Default under this Section
10.04 unless the aggregate principal amount of all Indebtedness as described in preceding clauses (a) and (b) is at least $1,000,000; or

                  10.05 Bankruptcy, etc. The Borrower or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Borrower or any of its respective Subsidiaries and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower or any of its Subsidiaries or the Borrower or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or any of its Subsidiaries or there is commenced against the Borrower or any of its Subsidiaries any such proceeding which remains undismissed for a period of 60 days, or the Borrower or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the Borrower or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by the Borrower or any of its Subsidiaries for the purpose of effecting any of the foregoing; or

                  10.06 ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof under Section 412 of the Code or Section 302 of ERISA or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code or
Section 303 or 304 of ERISA, a Reportable Event shall have occurred, a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA shall be subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph
(b)(1) thereof) and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 shall be reasonably expected to occur with respect to such Plan within the following 30 days, any Plan which is subject to Title IV of ERISA shall have had or is likely to have a trustee appointed to administer such Plan, any Plan or Multiemployer Plan which is subject to Title IV of ERISA is, shall have been or is likely to be terminated or to be the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, a contribution required to be made with respect to a Plan or Multiemployer Plan has not been timely made, the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate has incurred or is likely to incur any liability to or on account of a Plan or Multiemployer Plan under
Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of
ERISA or Section 401(a)(29), 4971 or 4975 of the Code or on account of a group health plan (as defined in Section 607(1) of ERISA or Section

4980B(g)(2) of the Code) under Section 4980B of the Code, or the Borrower, or any of its Subsidiaries has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or Plans or Multiemployer Plans, a "default," within the meaning of Section 4219(c)(5) of ERISA, shall occur with respect to any Multiemployer Plan, any applicable law, rule or regulation is adopted, changed or interpreted, or the interpretation or administration thereof is changed, in each case after the date hereof, by any governmental authority or agency or by any court (a "Change in Law"), or, as a result of a Change in Law, an event occurs following a Change in Law, with respect to or otherwise affecting any Plan or Multiemployer Plan; (b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and (c) such lien, security interest or liability, individually, and/or in the aggregate, in the opinion of the Required Lenders, has had, or would reasonably be expected to have, a Material Adverse Effect; or

                  10.07 Security Documents. At any time after the execution and delivery thereof any of the Security Documents shall cease to be in full force and effect, or shall cease to give the Collateral Agent for the benefit of the Secured Creditors the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the Collateral), in favor of the Collateral Agent (unless caused by the action or inaction of the Collateral Agent, superior to and prior to the rights of all third Persons (except as permitted by Section 9.01), and subject to no other Liens (except as permitted by Section 9.01), or any Credit Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any of the Security Documents and such default shall continue beyond any grace period (if any) specifically applicable thereto pursuant to the terms of such Security Document; or

                  10.08 Guaranties. Any Guaranty or any provision thereof shall cease to be in full force or effect as to the relevant Guarantor (except in the case such Guarantor is no longer a Subsidiary by virtue of a liquidation, sale, merger or consolidation permitted by Section 9.02), or any Guarantor or Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under the relevant Guaranty, or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the relevant Guaranty; or

                  10.09 Judgments. One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving in the aggregate for the Borrower and its Subsidiaries a liability (not paid or fully covered by a reputable and solvent insurance company) and such judgments and decrees shall not be vacated, discharged or stayed or bonded pending appeal for any period of 60 consecutive days, and the aggregate amount of all such judgments, to the extent not covered by insurance or indemnity arrangements provided by a reputable and creditworthy insurance company or other Person, exceeds $1,000,000; or

                  10.10 Change of Control. A Change of Control Event shall occur; or

         10.11 St. Luke's Lease. At any time prior to the consummation of the purchase of the property subject to the St. Luke's Lease and the termination of such lease, the Borrower or any of its Subsidiaries shall default in the observance or performance of any agreement or condition relating to the St. Luke's Lease, or any other event shall occur or condition exist, the effect of which default or other condition is to cause, or permit the lessor thereunder to cause (determined without regard to whether any notice is required) such lease to be terminated prior to its scheduled termination date;


then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent, upon the written request of the Required Lenders, shall by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Administrative Agent, any Lender or the holder of any Note to enforce its claims against any Credit Party (provided that, if an Event of Default specified in Section 10.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Administrative Agent to the Borrower as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitments terminated, whereupon all Commitments of each Lender shall forthwith terminate immediately and any Commitment Commission shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and the Notes and all Obligations owing hereunder and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party; (iii) terminate any Letter of Credit that may be terminated in accordance with its terms; (iv) direct the Borrower (and the Borrower agrees that upon receipt of such notice, or upon the occurrence of an Event of Default specified in Section 10.05 with respect to the Borrower, it will pay) to the Collateral Agent at the Payment Office such additional amount of cash, to be held as security by the Collateral Agent, as is equal to the aggregate Stated Amount of all Letters of Credit issued for the account of the Borrower and then outstanding; and (v) enforce, as Collateral Agent, all of the Liens and security interests created pursuant to the Security Documents.

         SECTION 11. Definitions and Accounting Terms.

         11.01 Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Acquisition" shall mean the purchase or other acquisition by the Borrower or any Subsidiary of assets constituting a business, division or product line of any Person or of the capital stock or other equity interests of any Person.

         "Additional Collateral" shall mean all property (whether real or personal) in which security interests are granted (or have been purported to be granted) (and continue to be in effect at the time of determination) pursuant to
Section 8.11.

         "Additional Mortgage" shall have the meaning provided in Section
8.11(a).

         "Additional Mortgaged Property" shall have the meaning provided in
Section 8.11(a).

         "Additional Security Documents" shall mean all mortgages, pledge agreements, security agreements and other security documents entered into pursuant to Section 8.11 with respect to Additional Collateral.

         "Adjusted Consolidated Net Income" for any period shall mean Consolidated Net Income for such period and without giving effect to any extraordinary gains or losses from sales of assets plus, without duplication,
(i) the sum of the amount of all non-cash charges (including, without limitation, depreciation, amortization, depletion, deferred tax expense and non-cash interest expense) and non-cash losses which were included in arriving at Consolidated Net Income for such period less (ii) all non-cash gains included in arriving at Consolidated Net Income for such period.

         "Adjusted Consolidated Working Capital" at any time shall mean Consolidated Current Assets (but excluding therefrom all cash and Cash Equivalents) less Consolidated Current Liabilities.

         "Adjusted Percentage" shall mean (x) at a time when no Lender Default exists, for each Lender, such Lender's Percentage and (y) at a time when a Lender Default exists (i) for each Lender that is a Defaulting Lender, zero and
(ii) for each Lender that is a Non-Defaulting Lender, the percentage determined by dividing such Lender's Revolving Loan Commitment at such time by the Adjusted Total Revolving Loan Commitment at such time, it being understood that all references herein to Revolving Loan Commitments and the Adjusted Total Revolving Loan Commitment at a time when the Total Revolving Loan Commitment or Adjusted Total Revolving Loan Commitment, as the case may be, has been terminated shall be references to the Revolving Loan Commitments or Adjusted Total Revolving Loan Commitment, as the case may be, in effect immediately prior to such termination, provided that (A) no Lender's Adjusted Percentage shall change upon the occurrence of a Lender Default from that in effect immediately prior to such Lender Default if after giving effect to such Lender Default, and any repayment of Revolving Loans and Swingline Loans at such time pursuant to Section 4.02(a) or otherwise, the sum of (i) the aggregate outstanding principal amount of Revolving Loans of all Non-Defaulting Lenders plus (ii) the aggregate outstanding principal amount of Swingline Loans plus (iii) the Letter of Credit Outstandings, exceed the Adjusted Total Revolving Loan Commitment; (B) the changes to the Adjusted Percentage that would have become effective upon the occurrence of a Lender Default but that did not become effective as a result of the preceding clause (A) shall become effective on the first date after the occurrence of the relevant Lender Default on which the sum of (i) the aggregate outstanding principal amount of the Revolving Loans of all Non-Defaulting Lenders plus (ii) the aggregate outstanding principal amount of Swingline Loans plus (iii) the Letter of Credit Outstandings is equal to or less than the Adjusted Total Revolving Loan Commitment; and (C) if (i) a Non-Defaulting Lender's Adjusted Percentage is changed pursuant to the preceding clause (B) and
(ii) any repayment of such Lender's Revolving Loans, or of Unpaid Drawings with respect to Letters of Credit or of Swingline Loans, that were made during the period commencing after the date of the relevant Lender Default and ending on the date of such change to its Adjusted Percentage must be returned to the Borrower as a preferential or similar payment in any bankruptcy or similar proceeding of the Borrower, then the change to such Non-Defaulting Lender's Adjusted Percentage effected pursuant to said clause (B) shall be reduced to that positive change, if any, as would have been made to its Adjusted Percentage if (x) such repayments had not been made and (y) the maximum change to its Adjusted Percentage would have resulted in the sum of the outstanding principal of Revolving Loans made by such Lender plus such Lender's new Adjusted Percentage of the outstanding principal amount of Swingline Loans and of Letter of Credit Outstandings equaling such Lender's Revolving Loan Commitment at such time.

         "Adjusted Total Revolving Loan Commitment" shall mean at any time the Total Revolving Loan Commitment less the aggregate Revolving Loan Commitments of all Defaulting Lenders.

         "Administrative Agent" shall have the meaning provided in the first paragraph of this Agreement, and shall include any successor thereto.

         "Affiliate" shall mean, with respect to any Person, any other Person (including, for purposes of Section 9.06 only, all directors, officers and partners of such Person) directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person; provided, however, that for purposes of Section 9.06, an Affiliate of the Borrower shall include any Person that directly or indirectly owns more than 10% of any class of the capital stock of the Borrower and any officer or director of the Borrower or any of its Subsidiaries. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

         "Agents" shall mean the Documentation Agent, the Syndication Agent and the Administrative Agent.

         "Agreement" shall mean this Credit Agreement, as modified, supplemented, amended, restated, extended, renewed or replaced from time to time.

         "Applicable Excess Cash Flow Percentage" shall mean, with respect to any Excess Cash Payment Date, 75%; provided that so long as no Default or Event of Default is then in existence, if on the last day of the relevant Excess Cash Payment Period, the Leverage Ratio for (and as calculated on the last day of ) the Test Period then ended is less than 3.5:1.0, then the Applicable Excess Cash Flow Percentage shall instead be 50%.

         "Applicable Margin" shall mean a percentage per annum equal to (i) in the case of Tranche A Term Loans and Revolving Loans maintained as (x) Base Rate Loans, 2.75% and (y) Eurodollar Loans, 3.75%, (ii) in the case of Tranche B Term Loans and Incremental Term Loans maintained as (x) Base Rate Loans, 3.50% and
(y) Eurodollar Loans, 4.50% and (iii) in the case of the Commitment Commission, 0.50%. In the case of the Applicable Margins for Tranche A Term Loans, Tranche B Term Loans, Incremental Term Loans, Revolving Loans and the Commitment Commission (the "Adjustable Applicable Margins"), from and after each day of delivery of any certificate delivered in accordance with the first sentence of the following paragraph indicating an entitlement to a different margin than that described in the immediately preceding sentence (each, a "Start Date") to and including the applicable End Date described below, the Adjustable Applicable Margins shall be that set forth below opposite the Leverage Ratio indicated to have been achieved in any certificate delivered in accordance with the following sentence:

------------------------------------------------------------------------------------------------------------------
                                                                   APPLICABLE
                              APPLICABLE                           MARGIN FOR        APPLICABLE
                              MARGIN FOR        APPLICABLE         EURODOLLAR      MARGIN FOR BASE
                              EURODOLLAR      MARGIN FOR BASE    TRANCHE B TERM    RATE TRANCHE B      APPLICABLE
                            TRANCHE A TERM    RATE TRANCHE A       LOANS AND       TERM LOANS AND      MARGIN FOR
        LEVERAGE              LOANS AND       TERM LOANS AND      INCREMENTAL        INCREMENTAL       COMMITMENT
          RATIO            REVOLVING LOANS    REVOLVING LOANS      TERM LOANS        TERM LOANS        COMMISSION
------------------------------------------------------------------------------------------------------------------
greater than or
equal to 5.00:1.00              3.75%              2.75%             4.50%              3.50%             0.50%
------------------------------------------------------------------------------------------------------------------
less than 5.00:1.00
but greater than or
equal to 4.25:1.00              3.50%              2.50%             4.25%              3.25%             0.50%
------------------------------------------------------------------------------------------------------------------
less than 4.25:1.00
but greater than or
equal to 3.75:1.00              3.25%              2.25%             4.25%              3.25%             0.50%
------------------------------------------------------------------------------------------------------------------
less than 3.75:1.00
but greater than or
equal to 3.25:1.00              3.00%              2.00%             4.25%              3.25%             0.425%
------------------------------------------------------------------------------------------------------------------
less than 3.25:1.00
but greater than or
equal to 2.75:1.00              2.50%              1.50%             4.25%              3.25%             0.425%
------------------------------------------------------------------------------------------------------------------
less than 2.75:1.00
but greater than or
equal to 2.50:1.00              2.25%              1.25%             4.25%              3.25%             0.375%
------------------------------------------------------------------------------------------------------------------
less than 2.50:1.00
                                2.00%              1.00%             4.25%              3.25%             0.375%
------------------------------------------------------------------------------------------------------------------

         The Leverage Ratio shall be determined based on the delivery of a certificate of the Borrower by an Authorized Officer of the Borrower to the Administrative Agent (with a copy to be sent by the Administrative Agent to each Lender), within 45 days (or, in the case of the last quarter of any fiscal year, 90 days) of the last day of any fiscal quarter of Borrower, which certificate shall set forth the calculation of the Leverage Ratio as at the last day of the Test Period ended immediately prior to the relevant Start Date and the Adjustable Applicable Margins which shall be thereafter applicable (until same are changed or cease to apply in accordance with the following sentences); provided that at the time of the consummation of any Permitted Acquisition, an Authorized Officer of the Borrower shall deliver to the Administrative Agent a certificate setting forth the calculation of the Leverage Ratio on a Pro Forma Basis as of the last day of the last Calculation Period ended prior to the date on which such Permitted Acquisition is consummated for which financial statements have been made available (or were required to be made available) pursuant to Section 8.01(a) or
(b), as the case may be, and the date of such consummation shall be deemed to be a Start Date and the Adjustable Applicable Margins which shall be thereafter applicable (until same are changed or cease to apply in accordance with the following sentence) shall be based upon the Leverage Ratio as so calculated; provided that any such certificate delivered on or after the date of consummation of the purchase of the property subject to the St. Luke's Lease shall set forth the calculation of the Leverage Ratio on a Pro Forma Basis to give effect to such purchase whether or not such purchase occurred during or after the relevant Calculation Period. The Adjustable Applicable Margins so determined shall apply, except as set forth in the succeeding sentence, from the Start Date to the earliest of (x) the date on which the next certificate is delivered to the Administrative Agent, (y) the date on which the next Permitted Acquisition is consummated or (z) the date which is 45 days (or, in the case of the last quarter of any fiscal year, 90 days) days following the last day of the Test Period in which the previous Start Date occurred (such earliest date, the "End Date"), at which time, if no certificate has been delivered to the Administrative Agent indicating an entitlement to new Adjustable Applicable Margins (and thus commencing a new Start Date), the Adjustable Applicable Margins shall be those described in the first sentence of this definition above until such certificate shall have been delivered. Notwithstanding anything to the contrary contained above in this definition, the Applicable Margins shall be those described in the first sentence of this definition above at all times during which there shall exist any Default or Event of Default. For the avoidance of doubt, it is understood that the Applicable Margins set forth opposite the Leverage Ratio "greater than or equal to 5.00:1.00" shall not become effective until the first Start Date to occur after the Restatement Effective Date.

         "Asset Sale" shall mean the sale by the Borrower or any of its Subsidiaries to any Person other than the Borrower or any of its Subsidiaries of
(i) any of the stock of any of the Borrower's Subsidiaries, (ii) substantially all of the assets of any division or line of business of the Borrower or any of its Subsidiaries, or (iii) any other assets (whether tangible or intangible) of the Borrower or any of its Subsidiaries (other than any such other assets to the extent that the aggregate fair market value of such assets (at the time of sale thereof) sold in any single transaction or related series of transactions is equal to $1,000,000 or less); provided, however, that (x) Asset Sales shall not include (1) any sale or discount, in each case without recourse, of accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof, (2) the leasing (pursuant to operating leases in the ordinary course of business) or licensing of real or personal property, including intellectual property, (3) disposals of obsolete, uneconomical, negligible, worn out or surplus property in the ordinary course of business, (4) the sale or other disposition of inventory or other assets in the ordinary course of business, (5) the sale or other disposition of Cash Equivalents, and (6) the sale and leaseback of an asset within 180 days after the acquisition of such asset by the Borrower or any of its Subsidiaries and (y) Asset Sales shall in any event include sales of assets pursuant to a

Permitted Sale-Leaseback Transaction and sales and issuances of Subsidiary stock (other than to the Borrower or a Subsidiary) including, without limitation, sales and issuances in connection with the Hospital Investment Program.

         "Assignment and Assumption Agreement" shall mean the Assignment and Assumption Agreement substantially in the form of Exhibit L (appropriately completed).

         "Authorized Officer" shall mean, with respect to (i) delivering Notices of Borrowing, Notices of Conversion, Letter of Credit Requests and similar notices, and delivering financial information and officer's certificates pursuant to this Agreement, the chief operating officer, any treasurer or other financial officer of the Borrower and (ii) any other matter in connection with this Agreement or any other Credit Document, any Chief Executive Officer, Chief Financial Officer, President, Vice President, Treasurer, General Partner or Manager of a Credit Party in each case to the extent reasonably acceptable to the Administrative Agent.

         "Available J.V. Basket Amount" shall mean, on any date of determination, an amount equal to the sum (without duplication) of (i) $20,000,000 minus (ii) the aggregate amount of Investments made (including for such purpose the fair market value of any assets contributed to any Joint Venture (as determined in good faith by senior management of the Borrower), net of Indebtedness assigned to, and assumed by, the respective Joint Venture in connection therewith) pursuant to Section 9.05(xv) after the Original Effective Date, minus (iii) the aggregate amount of Indebtedness or other obligations (whether absolute, accrued, contingent or otherwise and whether or not due) of any Joint Venture for which the Borrower or any of its Subsidiaries (other than the respective Joint Venture) is liable on such date of determination, minus
(iv) all payments made by the Borrower or any of its Subsidiaries (other than the respective Joint Venture) in respect of Indebtedness or other obligations of the respective Joint Venture (including, without limitation, payments in respect of obligations described in preceding clause (iii) after the Original Effective Date minus (v) that portion of the Maximum Permitted Consideration in respect of any Permitted Acquisition that is attributable to the acquisition of a Joint Venture pursuant to such Permitted Acquisition, plus (vi) the amount of any increase to the Available J.V. Basket Amount made after the Original Effective Date in accordance with the provisions of Section 9.05(xv).

         "Bankruptcy Code" shall have the meaning provided in Section 10.05.

         "Base Rate" shall mean for any day, a rate of interest per annum equal to the higher of (i) the Prime Lending Rate for such day and (ii) the sum of the Federal Funds Rate for such day plus 1/2 of 1% per annum.

         "Base Rate Loan" shall mean (i) each Swingline Loan and (ii) each Loan designated or deemed designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

         "Beneficial Owner" shall have the meaning provided in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as that term is used in Section 13(d)(3) of the Exchange Act), such "person" shall be deemed to have beneficial ownership of all securities that such "person" has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition. The terms "Beneficially Owns" and "Beneficially Owned" shall have a corresponding meaning.

         "Borrower" shall mean IASIS Healthcare Corporation, and shall include any successor thereto.

         "Borrower Common Stock" shall have the meaning provided in Section
7.14.

         "Borrower Preferred Stock" shall mean the pay-in-kind Preferred Stock of the Borrower, $.01 par value per share, issued by the Borrower pursuant to the Borrower Preferred Stock Documents as contemplated by Section 5.06 of the Existing Credit Agreement.

         "Borrower Preferred Stock Documents" shall mean the documents executed and delivered with respect to the Borrower Preferred Stock.

         "Borrowing" shall mean the borrowing of one Type of Loan of a single Tranche from all the Lenders (other than any Lender which has not funded its share of a Borrowing in accordance with this Agreement) having Commitments of the respective Tranche (or from the Swingline Lender in the case of Swingline Loans) on a given date (or resulting from a conversion or conversions on such date) having in the case of Eurodollar Loans the same Interest Period, provided that Base Rate Loans incurred pursuant to Section 1.10(b) shall be considered part of the related Borrowing of Eurodollar Loans. It is understood that there may be more than one Borrowing outstanding pursuant to a given Tranche.

         "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in New York, New York a legal or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in the New York interbank Eurodollar market.

         "Calculation Date" shall mean the date of the respective Permitted Acquisition, Permitted Sale-Leaseback Transaction, or other event, as the case may be, which gives rise to the requirement to calculate compliance with the financial covenants under this Agreement on a Pro Forma Basis.

         "Calculation Period" shall mean the Test Period (taken as one accounting period) most recently ended prior to a given Calculation Date.

         "Capital Expenditures" shall mean, with respect to any Person, all expenditures by such Person which should be capitalized in accordance with generally accepted accounting principles, including all such expenditures with respect to fixed or capital assets (including, without limitation, expenditures for maintenance and repairs which should be capitalized in accordance with generally accepted accounting principles) and the amount of Capitalized Lease Obligations incurred by such Person.

         "Capitalized Lease Obligations" of any Person shall mean all rental obligations which, under generally accepted accounting principles, are or will be required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with such principles.

         "Cash Equivalents" shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) time deposits and certificates of deposit of any commercial bank having, or which is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any State thereof or the District of Columbia having capital, surplus and undivided profits aggregating in excess of $200,000,000, with maturities of not more than one year from the date of acquisition by such Person, (iii) repurchase obligations with a term of not more than 90 days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (ii) above, (iv) commercial paper issued by any Person incorporated in the United States rated at least A-2 or the equivalent thereof by Standard & Poor's Corporation or at least P-2 or the equivalent thereof by Moody's Investors Service, Inc. and in each case maturing not more than one year after the date of acquisition by such Person, and (v) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (iv) above.

         "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as the same may be amended from time to time, 42 U.S.C. ss. 9601 et seq.

         "Change of Control Event" shall mean, the occurrence of any of the following (i) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Borrower or its Subsidiaries taken as a whole to any "person" (as such term is used in Section 13(d)(3) of the Exchange Act) other than to a Principal or a Related Party; (ii) the adoption of a plan relating to the liquidation or dissolution of the Borrower; (iii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above), other than the Principals and their Related Parties, becomes the Beneficial Owner, directly or indirectly, of more than 50% of the Voting Stock of the Borrower, measured by voting power rather than by number of shares; (iv) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Borrower (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Borrower has been approved by the Principals or a majority of the directors then still in office who either were directors at the beginning of such period or whose election or recommendation for election was previously so approved) cease to constitute a majority of the Board of Directors of the Borrower and (v) a "change of control" or similar event shall occur as provided in any Senior Subordinated Note Document or in any other Material Indebtedness.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

         "Co-Lead Arranger" shall have the meaning provided in the first paragraph of this Agreement, and shall include any successor thereto.

         "Collateral" shall mean all property (whether real or personal) with respect to which any security interests have been granted (or purported to be granted) pursuant to any Security Document, including, without limitation, all Pledge Agreement Collateral, all Security Agreement Collateral, all Mortgaged Properties, all cash and Cash Equivalents delivered as collateral pursuant to
Section 4.02 or 10 hereof and all Additional Collateral, if any.

         "Collateral Agent" shall mean the Administrative Agent acting as collateral agent for the Secured Creditors pursuant to the Security Documents.

         "Collective Bargaining Agreements" shall mean the "Collective Bargaining Agreements" under, and as defined in, the Existing Credit Agreement.

         "Commitment" shall mean any of the commitments of any Lender, i.e., whether the Incremental Term Loan Commitment or Revolving Loan Commitment.

         "Commitment Commission" shall have the meaning provided in Section 3.01(a).

         "Consolidated Capital Expenditures" shall mean, for any period, the aggregate amount of Capital Expenditures made by the Borrower and its Subsidiaries during such period.

         "Consolidated Cash Interest Expense" shall mean, for any period, the total consolidated cash interest expense (net of interest income) of the Borrower and its Consolidated Subsidiaries for such period determined in accordance with GAAP, including that portion of Capitalized Lease Obligations of the Borrower and its Consolidated Subsidiaries representing the interest factor for such period, and plus or minus, without duplication, amounts paid or received under Interest Rate Protection Agreements (with amounts paid under any interest rate cap being amortized over the life of such cap for purposes of this definition) (it being understood and agreed that upon the purchase of the property subject to the St. Luke's Lease and the termination of such lease, Consolidated Cash Interest Expense for any period shall include in the determination thereof the Consolidated Cash Interest Expense in respect of any Indebtedness (including, without limitation, the Loans) incurred to finance the purchase of such property on a pro forma basis as if such Indebtedness had been incurred on the first day of such period).

         "Consolidated Current Assets" shall mean, at any time, the consolidated current assets of the Borrower and its Consolidated Subsidiaries.

         "Consolidated Current Liabilities" shall mean, at any time, the consolidated current liabilities of the Borrower and its Consolidated Subsidiaries at such time, but excluding (i) the current portion of any Indebtedness under this Agreement and of any other long term Indebtedness which would otherwise be included therein, (ii) accrued but unpaid interest with respect to the Indebtedness and (iii) the current portion of Indebtedness constituting Capitalized Lease Obligations.

         "Consolidated EBIT" shall mean, for any period, the Consolidated Net Income for such period, before Consolidated Cash Interest Expense, non-cash interest expense and provision for taxes based on income (in each case to the extent deducted in determining Consolidated Net Income) and without giving effect to any extraordinary gains or losses or gains or losses from sales of assets other than inventory sold in the ordinary course of business.

         "Consolidated EBITDA" shall mean, for any period, Consolidated EBIT, adjusted by (a) adding thereto the amount of all (i) amortization, (ii) depletion and depreciation, (iii) non-cash expenses and charges, (iv) operating losses incurred by Rocky Mountain Medical Center, Inc., (v) losses associated with the sale or write-down of assets not in the ordinary course of business,
(vi) cash restructuring charges and costs, (vii) non-recurring charges and costs, (viii) Consolidated EBIT attributable to minority interests of a Subsidiary that is not a Wholly-Owned Subsidiary and (ix) on and after the purchase of the property subject to the St. Luke's Lease and the termination of such lease, any rent expense incurred or accrued under or pursuant to such lease (including on a pro forma basis any such rent expense accrued or paid prior to such date) in each case that were deducted in arriving at Consolidated EBIT for such period and (b) deducting therefrom the amount of all non-cash credits that were added in arriving at Consolidated EBIT for such period.

         "Consolidated Fixed Charges" shall mean, for any period, the sum of, without duplication, (i) Consolidated Cash Interest Expense for such period,
(ii) the amount of all cash Consolidated Capital Expenditures for such period (other than (x) Consolidated Capital Expenditures constituting Capitalized Lease Obligations or financed by purchase money Indebtedness and (y) Excluded Capital Expenditures) and (iii) the scheduled principal amount of all amortization payments (as such amounts may be reduced from time to time in accordance with the applicable agreements other than by reason of voluntary prepayments made on or after the first day of the respective period,) on all Indebtedness (excluding payments pursuant to a revolving credit facility or an over-draft facility as a result of the occurrence of the scheduled termination date thereunder) of the Borrower and its Subsidiaries for such period. Notwithstanding anything to the contrary contained above, in the case of any Test Period which ends on or prior to June 30, 2003, Consolidated Fixed Charges shall not include any Capital Expenditures made during such period up to (but not in excess of) $20,000,000 which the Borrower in good faith determines to be non-recurring.

         "Consolidated Indebtedness" shall mean, as at any date of determination, the aggregate stated balance sheet amount of all Indebtedness (but including in any event the then outstanding principal amount of all Loans and all Capitalized Lease Obligations but not including Letter of Credit Outstandings) of the Borrower and its Subsidiaries on a consolidated basis as determined in accordance with GAAP.

         "Consolidated Interest Coverage Ratio" shall mean, for any period, the ratio of (i) Consolidated EBITDA for such period to (ii) Consolidated Cash Interest Expense for such period.

         "Consolidated Net Income" shall mean, for any period, the consolidated net after tax income of the Borrower and its Consolidated Subsidiaries determined in accordance with GAAP; provided that the following items shall be excluded in computing Consolidated Net Income (without duplication): (i) the net income of any Person which is not a Subsidiary of the Borrower, except to the extent of the amount of any dividends or other distributions actually paid to the Borrower or any of its Wholly-Owned Subsidiaries during such period, (ii) except for determinations expressly required to be made on a Pro Forma Basis, the net income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or all or substantially all of the property or assets of such Person are acquired by a Subsidiary and (iii) the net income of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such net income is not at the time permitted by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary.

         "Consolidated Subsidiaries" shall mean, as to any Person, all Subsidiaries of such Person which are consolidated with such Person for financial reporting purposes in accordance with GAAP.

         "Contingent Obligation" shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent,
(i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business and any products warranties extended in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if the less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof

(assuming such Person is required to perform thereunder) as determined by such Person in good faith.

         "Credit Documents" shall mean this Agreement and, after the execution and delivery thereof pursuant to the terms of this Agreement, each Note, each Security Document and each Guaranty and, after the execution and delivery thereof, each additional guaranty or security document executed pursuant to
Section 8.11.

         "Credit Event" shall mean the making of any Loan or the issuance of any Letter of Credit.

         "Credit Party" shall mean the Borrower, each Subsidiary Guarantor and any other Subsidiary of the Borrower which at any time executes and delivers any Credit Document as required by this Agreement.

         "Debt Agreements" shall mean "Debt Agreements" under, and as defined in, the Existing Credit Agreement.

         "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

         "Defaulting Lender" shall mean any Lender with respect to which a Lender Default is in effect.

         "Direct Investors" shall mean JLL Healthcare and the other Persons described on Schedule IX attached hereto.

         "Disqualified Stock" shall mean any capital stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event (including a change of control event unless any rights of the holder in respect thereof are made subject to any applicable restrictions in the Borrower's debt documents), (i) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the first anniversary of the Tranche B Term Loan Maturity Date, or (ii) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (a) debt securities or (b) any capital stock referred to in (i) above, in each case at any time prior to the first anniversary of the Tranche B Term Loan Maturity Date.

         "Dividend" with respect to any Person shall mean that such Person has declared or paid a dividend or returned any equity capital to its stockholders, partners or members or authorized or made any other distribution, payment or delivery of property (other than common stock of such Person) or cash to its stockholders, partners or members as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for a consideration any shares of any class of its capital stock or membership interests outstanding on or after the Original Effective Date (or any options or warrants issued by such Person with respect to its capital stock, partnership interests or membership interests), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of the capital stock, partnership interests or membership interests of such Person outstanding on or after the Original Effective Date (or any options or warrants or stock appreciation rights issued by such Person with respect to its capital stock, partnership interests, or membership interests). Without limiting the foregoing, "Dividends" with respect to any Person shall also include all payments made or required to be made by such Person with respect to any stock appreciation rights, plans, equity incentive or achievement plans or any similar plans or setting aside of any funds for the foregoing purposes.

         "Documentation Agent" shall have the meaning provided in the first paragraph of this Agreement, and shall include any successor thereto.

         "Documents" shall mean the Credit Documents, the Senior Subordinated Notes Documents, and the Borrower Preferred Stock Documents.

         "Dollars" and the sign "$" shall each mean lawful money of the United States.

         "Domestic Subsidiary" shall mean each Subsidiary of the Borrower that is incorporated or organized in the United States of America, any State thereof, the United States Virgin Islands or Puerto Rico.

         "Drawing" shall have the meaning provided in Section 2.04(b).

         "Eligible Assets" shall have the meaning provided in Section 4.02(f).

         "Eligible Transferee" shall mean and include a commercial bank, insurance company, financial institution, fund or other Person which regularly purchases interests in loans or extensions of credit of the types made pursuant to this Agreement, any other Person which would constitute a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act as in effect on the Restatement Effective Date or other "accredited investor" (as defined in Regulation D of the Securities Act).

         "Employee Benefit Plans" shall mean "Employee Benefit Plans" under, and as defined in, the Existing Credit Agreement.

         "Employment Agreements" shall mean "Employment Agreements" under, and as defined in, the Existing Credit Agreement.

         "Environmental Claims" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, liens, notices of non-compliance or violation, investigations or proceedings relating in any way to any Environmental Law or any permit issued or any approval given under any such Environmental Law (hereafter, "Claims"), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief in connection with alleged injury or threat of injury to health, safety or the environment on account of Hazardous Materials.

         "Environmental Law" shall mean any applicable Federal, state, foreign or local statute, law, rule, regulation, ordinance, code, legally binding and enforceable guideline, legally binding and enforceable written policy and rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any legally binding and enforceable judicial or administrative order, consent decree or judgment, to the extent binding on the Borrower or any of its Subsidiaries, relating to the environment, health, safety or Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, 33 U.S.C. ss. 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C. ss. 2601 et seq.; the Clean Air Act, 42 U.S.C. ss. 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. ss. 300(f) et seq.; the Oil Pollution Act of 1990, 33 U.S.C. ss. 2701 et seq.; the Emergency Planning and the Community Right-To-Know Act of 1986, 42 U.S.C. ss. 11001 et seq.; the Hazardous Material Transportation Act, 49 U.S.C. ss. 5101 et seq.; and the Occupational Safety and Health Act, 29 U.S.C. ss. 651 et seq.; and any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

         "Equity Plan" shall mean any employment incentive plans, restricted stock plans, employee stock plans, employee stock option plans and similar plans and arrangements either (i) existing on the Initial Borrowing Date (the "Existing Plans"), (ii) on terms not materially more adverse to the interests of the Lenders than the Existing Plans or (iii) on terms reasonably satisfactory to the Administrative Agent.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

         "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with the Borrower or a Subsidiary of the Borrower would be deemed to be a "single employer" (i) within the meaning of Section 414(b), (c),
(m) or (o) of the Code or (ii) as a result of the Borrower or a Subsidiary of the Borrower being or having been a general partner of such person.

         "Eurodollar Loan" shall mean each Loan (excluding Swingline Loans) designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

         "Eurodollar Rate" shall mean (a) the arithmetic average (rounded upward to the nearest 1/100th of 1%) of the offered quotation to first-class banks in the New York interbank Eurodollar market determined by each Reference Lender for Dollar deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Eurodollar Loan of such Reference Lender with maturities comparable to the Interest Period applicable to such Eurodollar Loan commencing two Business Days thereafter as of 11:00 A.M. (New York time) on the date which is two Business Days prior to the commencement of such Interest Period, divided (and rounded upward to the nearest 1/16 of 1%) by (b) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D); provided that if one or more of the Reference Lenders fail to provide the Administrative Agent with its aforesaid rate, then the Eurodollar Rate shall be determined based on the rate or rates provided to the Administrative Agent by the other Reference Lender or Reference Lenders.

         "Event of Default" shall have the meaning provided in Section 10.

         "Excess Cash Flow" shall mean, for any period, the remainder of (a) the sum of (i) Adjusted Consolidated Net Income for such period, and (ii) the decrease, if any, in Adjusted Consolidated Working Capital from the first day to the last day of such period, minus (b) the sum of (i) the amount of Capital Expenditures made by the Borrower and its Subsidiaries on a consolidated basis during such period pursuant to and in accordance with Section 9.07 (other than
(x) Capital Expenditures made pursuant to Section 9.07(c), (d), (e) and (f) and
(y) each such Capital Expenditure (other than the purchase of the property subject to the St. Luke's Lease to the extent financed with the proceeds of Revolving Loans) to the extent financed with the proceeds of Indebtedness or pursuant to Capitalized Lease Obligations), (ii) the aggregate amount of permanent principal payments of Indebtedness for borrowed money of the Borrower and its Subsidiaries and the permanent repayment of the principal component of Capitalized Lease Obligations of the Borrower and its Subsidiaries (excluding
(1) payments with proceeds of asset sales and Net Insurance/Condemnation Proceeds and (2) payments with the proceeds of other Indebtedness or equity or equity contributions) (but in the case of a voluntary prepayment of Revolving Loans or Swingline Loans, only to the extent accompanied by a voluntary reduction to the Total Revolving Loan Commitment) during such period, (iii) the increase, if any, in Adjusted Consolidated Working Capital from the first day to the last day of such period.

         "Excess Cash Payment Date" shall mean the date occurring 90 days after the last day of each fiscal year of the Borrower (beginning with its fiscal year ending on September 30, 2000).

         "Excess Cash Payment Period" shall mean, with respect to the repayment required on each Excess Cash Payment Date, the immediately preceding fiscal year of the Borrower.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Exchange Senior Subordinated Notes" shall mean Senior Subordinated Notes which are substantially identical securities to the Senior Subordinated Notes issued on or prior to the Initial Borrowing Date, which Exchange Senior Subordinated Notes shall be issued pursuant to a registered exchange offer or private exchange offer for the Senior Subordinated Notes and pursuant to the Senior Subordinated Notes Indenture. In no event will the issuance of any Exchange Senior Subordinated Notes increase the aggregate principal amount of Senior

Subordinated Notes then outstanding or otherwise result in an increase in an interest rate applicable to the Senior Subordinated Notes.

         "Excluded Capital Expenditures" shall mean Capital Expenditures made under Section 9.07(c), (d), (e), (f) and (g) (in the case of clause (g) only, in an aggregate amount of up to $60,000,000).

         "Excluded Subsidiary" shall mean a Domestic Subsidiary which is not a Subsidiary Guarantor.

         "Existing Credit Agreement" shall have the meaning provided in the recitals to this Agreement.

         "Existing Indebtedness" shall mean that certain Indebtedness existing on the Original Effective Date as listed on Schedule V hereto.

         "Existing Lender" shall mean each Lender under the Existing Credit Agreement.

         "Existing Letter of Credit" shall mean each letter of credit issued under the Existing Credit Agreement and outstanding on the Restatement Effective Date.

         "Existing Loans" shall mean the "Loans" under, and as defined in, the Existing Credit Agreement.

         "Existing Revolving Loans" shall mean the "Revolving Loans" under, and as defined in, the Existing Credit Agreement.

         "Existing Swingline Loans" shall mean the "Swingline Loans" under, and as defined in, the Existing Credit Agreement.

         "Existing Tranche A Term Loans" shall mean the "Tranche A Term Loans" under, and as defined in, the Existing Credit Agreement.

         "Existing Tranche B Term Loans" shall mean the "Tranche B Term Loans" under, and as defined in, the Existing Credit Agreement.

         "Expenditure Use Amounts" shall mean, as of any date of determination, the amount equal to the sum of (a) the principal amount of Indebtedness incurred by the Borrower and its Subsidiaries pursuant to Section 9.04(vi)(z)(B),
(xii)(3)(B) and (xvii)(y), (b) the amount of all Dividends paid by the Borrower and its Subsidiaries pursuant to Section 9.03(vi), (c) all amounts utilized by the Borrower or any of its Subsidiaries to finance Capital Expenditures pursuant to Section 9.07(f), (d) all amounts utilized by the Borrower and its Subsidiaries to finance Permitted Acquisitions pursuant to Section 8.12(a)(iv)(y) and (e) the Net Sale Proceeds of all Asset Sales made pursuant to
Section 9.02(vii)(y)(B).

         "Facing Fee" shall have the meaning provided in Section 3.01(c).

         "Federal Funds Rate" shall mean, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 11:00 A.M. (New York time) on such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion.

         "Fees" shall mean all amounts payable pursuant to or referred to in
Section 3.01.

         "Fixed Charge Coverage Ratio" shall mean, for any Test Period, the ratio of Consolidated EBITDA to Consolidated Fixed Charges for such Test Period.

         "Foreign Subsidiary" shall mean each Subsidiary of the Borrower that is incorporated or organized under the laws of any jurisdiction other than the United States of America, any State thereof, the United States Virgin Islands or Puerto Rico.

         "Foreign Wholly-Owned Subsidiary" as to any Person, shall mean each Wholly-Owned Subsidiary of such Person which is not a Domestic Subsidiary.

         "GAAP" shall have the meaning provided in Section 13.07(a).

         "Guaranteed Obligations" shall have the meaning provided in the Subsidiaries Guaranty.

         "Guaranty" shall mean and include the Subsidiaries Guaranty and any other guaranty delivered pursuant to Section 8.11 or 8.13.

         "Hazardous Materials" shall mean (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, ureaformaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous waste," "hazardous materials," "extremely hazardous substances," "restricted hazardous waste," "toxic substances," "toxic pollutants," "contaminants," or "pollutants," or words of similar import, under any applicable Environmental Law; and (c) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority under Environmental Laws.

         "Health Choice" shall mean Health Choice Arizona Inc., a Delaware corporation.

         "Hospital" shall mean a hospital, outpatient clinic, long-term care facility, medical office building or other facility, business or asset that is used or useful in or related to the provision of healthcare services.

         "Hospital Investment Program" shall mean, with respect to any Subsidiary of the Borrower substantially all of the assets of which consist of one or more Hospitals, an offering by such Subsidiary for the sale or issuance of equity interests in such Subsidiary to any Hospital Investment Program Participants, provided that (i) after giving effect to such sale or issuance with respect to any Subsidiary, the Borrower controls such Subsidiary and owns at least 65% of the economic interests of such Subsidiary, (ii) each such sale or issuance shall be for an amount at least equal to the fair market value thereof (as determined in good faith by the senior management of the Borrower),
(iii) each such sale results in consideration at least 75% of which shall be in the form of cash (for such purpose, taking into account the amount of cash, the principal amount of any promissory notes and the fair market value, as determined in good faith by the senior management of the Borrower, of any other consideration), (iv) the Net Sale Proceeds therefrom are either applied to repay Term Loans as provided in Section 4.02(f) or reinvested in Eligible Assets to the extent permitted by Section 4.02(f), (v) each Hospital Investment Program Participant (A) acknowledges in writing in a manner reasonably satisfactory to the Administrative Agent that (x) the relevant Subsidiary has guaranteed the Guaranteed Obligations and the obligations of the Borrower under the Senior Subordinated Notes and have granted a security interest in its assets to secure such guaranty of the Guaranteed Obligations and (y) the documentation governing the Guaranteed Obligations restricts the ability of such Subsidiary to make distributions to such Hospital Investment Program Participant and (B) pledges all such equity interests acquired by such Hospital Program Participant to the Collateral Agent for the benefit of the Secured Creditors as security for the Guaranteed Obligations in accordance with the requirements of Section 9.13, provided that, notwithstanding the foregoing, such pledge shall not be required (and, if effective, may be released) if such Hospital Program Participant grants to the Collateral Agent "drag along" rights with respect to a foreclosure on the Collateral Agent's pledge of shares in such Subsidiary (which "drag along" rights shall be granted pursuant to a "Drag Along" Rights Agreement substantially in the form of Exhibit N or otherwise in documentation in form and substance reasonably satisfactory to the Collateral Agent).

         "Hospital Investment Program Participants" shall mean with respect to any Hospital, Persons interested in such Hospital including physicians, administrators and other Persons in the community in which such Hospital is located

         "Hypothecation Agreement" shall have the meaning provided in Section 5.07(b).

         "Immaterial Subsidiary" shall mean a Subsidiary with annual revenues or assets which in either case do not exceed $2,000,000 for any such Subsidiary individually or $10,000,000, for all such Subsidiaries in the aggregate (it being understood that Health Choice shall not be included in the determination of such aggregate amount).

         "Incremental Scheduled Repayment" shall have the meaning provided in
Section 4.02(d).

         "Incremental Scheduled Repayment Date" shall have the meaning provided in Section 4.02(d).

         "Incremental Term Lender" shall have the meaning provided in Section 4.02(m).

         "Incremental Term Loan" shall have the meaning provided in Section 1.01(c).

         "Incremental Term Loan Borrowing Date" shall mean the date on which Incremental Term Loans are incurred pursuant to Section 1.01(c), which date shall not occur after the Incremental Term Loan Commitment Termination Date.

         "Incremental Term Loan Commitment" shall mean, for each Lender, any commitment to make Incremental Term Loans provided by such Lender pursuant to
Section 1.14, in such amount as agreed to by such Lender in the respective Incremental Term Loan Commitment Agreement and as set forth opposite such Lender's name in Schedule I hereto (as modified in accordance with Section 1.14) directly below the column entitled "Incremental Term Loan Commitment" as the same may be terminated or reduced from time to time pursuant to Sections 3.03 and/or 10.

         "Incremental Term Loan Commitment Agreement" shall mean and include each Incremental Term Loan Commitment Agreement substantially in the form of Exhibit K attached hereto executed in accordance with Section 1.14 hereof.

         "Incremental Term Loan Commitment Date" shall mean each date upon which a Incremental Term Loan Commitment under an Incremental Term Loan Commitment Agreement becomes effective as provided in Section 1.14(b)(i).

         "Incremental Term Loan Commitment Termination Date" shall mean May 31, 2002.

         "Incremental Term Loan Lender" shall have the meaning provided in
Section 1.14(b).

         "Incremental Term Loan Maturity Date" shall mean September 30, 2006.

         "Incremental Term Note" shall have the meaning provided in Section 1.05(a)(iii).

         "Indebtedness" shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services, (ii) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and all unpaid drawings in respect of such letters of credit, (iii) all Indebtedness of the types described in clause (i), (ii), (iv), (v), (vi) or (vii) of this definition secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person (to the extent of the value of the respective property), (iv) the aggregate amount required to be capitalized under leases in accordance with GAAP under which such Person is the lessee, (v) all obligations of such person to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vi) all Contingent Obligations of such Person in respect of the types of Indebtedness described in clauses (i), (ii), (iii), (iv), (v) and (vii) of this definition and (vii) the net obligations under any Interest Rate Protection Agreement or Other Hedging Agreement or under any similar type of agreement. Notwithstanding the foregoing, Indebtedness shall not include obligations under trade payables, accrued expenses and other current liabilities other than in respect of borrowed money incurred by any person in accordance with its customary practices and in the ordinary course of business of such Person or obligations under operating leases.

         "Initial Borrowing Date" shall mean the "Initial Borrowing Date" under, and as defined in, the Existing Credit Agreement.

         "Interest Determination Date" shall mean, with respect to any Eurodollar Loan, the second Business Day prior to the commencement of any Interest Period relating to such Eurodollar Loan.

         "Interest Period" shall have the meaning provided in Section 1.09.

         "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest collar agreement, interest rate hedging agreement, interest rate floor agreement or other similar agreement or arrangement.

         "Investments" shall have the meaning provided in Section 9.05.

         "Investors" shall mean the JLL Healthcare Investors and Direct
Investors.

         "Issuing Bank" shall mean The Bank of Nova Scotia and any Lender which at the request of the Borrower and with the consent of the Administrative Agent (which shall not be unreasonably withheld) agrees, in such Lender's sole discretion, to become an Issuing Bank for the purpose of issuing Letters of Credit pursuant to Section 2.

         "JLL" shall mean Joseph Littlejohn and Levy Fund III L.P., a Delaware limited partnership and its successors.

         "JLL Healthcare" shall mean JLL Healthcare LLC, a Delaware limited liability company and its successors.

         "JLL Healthcare Investors" shall mean JLL and the other Persons described on Schedule X attached hereto.

         "JLL Hospital" shall mean JLL Hospital LLC, a Delaware limited liability company and its successors.

         "Joint Venture" shall mean any Person, other than an individual or a Subsidiary of the Borrower, (i) in which the Borrower or a Subsidiary of the Borrower holds or acquires an ownership interest (whether by way of capital stock, partnership or limited liability company interest, or other evidence of ownership) and (ii) which is engaged in a Permitted Business.

         "L/C Supportable Indebtedness" shall mean obligations of the Borrower or its Subsidiaries incurred in the ordinary course of business and such other obligations of the Borrower or any of its Subsidiaries otherwise permitted to exist pursuant to the terms of this Agreement.

         "Leaseholds" of any Person shall mean all the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

         "Lender" shall mean each financial institution listed on Schedule I, as well as any Person which becomes a "Lender" hereunder pursuant to 13.04(b).

         "Lender Default" shall mean (i) the refusal (which has not been retracted) of a Lender to make available its portion of any Borrowing (including any Mandatory Borrowing) or to fund its portion of any unreimbursed payment under Section 2.03(c) or (ii) a Lender having notified in writing the Borrower and/or the Administrative Agent that it does not intend to comply with its obligations under Section 1.01(d), 1.01(f) or Section 2, in the case of either clause (i) or (ii) above as a result of the appointment of a receiver or conservator with respect to such Lender at the direction or request of any regulatory agency or authority.

         "Letter of Credit" shall have the meaning provided in Section 2.01(a).

         "Letter of Credit Fee" shall have the meaning provided in Section 3.01(b).

         "Letter of Credit Outstandings" shall mean, at any time, the sum of (i) the aggregate Stated Amount of all outstanding Letters of Credit and (ii) the amount of all Unpaid Drawings.

         "Letter of Credit Request" shall have the meaning provided in Section 2.02(a).

         "Leverage Ratio" shall mean, at any date of determination, the ratio of Consolidated Indebtedness on such date to Consolidated EBITDA for the Test Period then last ended.

         "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

         "Loan" shall mean each Tranche A Term Loan, each Tranche B Term Loan, each Incremental Term Loan, each Revolving Loan and each Swingline Loan.

         "Majority Lenders" of any Tranche shall mean those Non-Defaulting Lenders which would constitute the Required Lenders under, and as defined in, this Agreement if all outstanding Obligations of the other Tranches under this Agreement were repaid in full and all Commitments with respect thereto were terminated.

         "Management Agreements" shall mean the "Management Agreements" under, and as defined in, the Existing Credit Agreement.

         "Mandatory Borrowing" shall have the meaning provided in Section
1.01(f).

         "Margin Stock" shall have the meaning provided in Regulation U.

         "Material Adverse Effect" shall mean (i) a material adverse effect on the rights or remedies of the Lenders or the Administrative Agent hereunder or under any other Credit Document or on the ability of any Credit Party to perform its obligation to them hereunder or under any other Credit Document, or (ii) a material adverse effect on the consolidated business, assets or financial condition of the Borrower and its Subsidiaries taken as a whole.

         "Material Contracts" shall mean the "Material Contracts" under, and as defined in, the Existing Credit Agreement.

         "Material Default" shall mean a Default under Section 10.01 or Section 10.05.

         "Material Indebtedness" shall mean (i) the Senior Subordinated Notes,
(ii) Permitted Subordinated Refinancing Indebtedness and (iii) any other Indebtedness of the Borrower or any Subsidiary the aggregate principal amount of which exceeds 1,000,000.

         "Maturity Date" shall mean, with respect to any Tranche of Loans, the Tranche A Term Loan Maturity Date, the Tranche B Term Loan Maturity Date, the Incremental Term Loan Maturity Date, the Revolving Loan Maturity Date or the Swingline Expiry Date, as the case may be.

         "Maximum Permitted Consideration" shall mean, with respect to any Permitted Acquisition, the sum (without duplication) of (i) the aggregate principal amount of Permitted Acquired Debt acquired or assumed by the Borrower or any of its Subsidiaries in connection with such Permitted Acquisition, (ii) the aggregate principal amount of all cash paid by the Borrower or any of its Subsidiaries in connection with such Permitted Acquisition (including payments of fees and costs and expenses in connection therewith), (iii) the aggregate principal amount of all other Indebtedness assumed, incurred and/or issued in connection with such Permitted Acquisition to the extent permitted by Section
9.04 and (iv) the fair market value (determined in good faith by senior management of the Borrower) of all other consideration payable in connection with such Permitted Acquisition.

         "Maximum Swingline Amount" shall mean $15,000,000.

         "Minimum Borrowing Amount" shall mean (i) for Term Loans of any Tranche, $5,000,000 (and, if greater, in an integral multiple of $500,000) (ii) for Revolving Loans,

$1,000,000 (and, if greater, in an integral multiple of $100,000) and (iii) for Swingline Loans, $100,000 (and if greater, in an integral multiple of $100,000).

         "Morgan Guaranty" shall mean Morgan Guaranty Trust Company of New York, in its individual capacity, and any successor thereto.

         "Mortgage" shall mean all mortgages granted by the Borrower pursuant to the Existing Credit Agreement and which have not been released by the Lenders prior to the Restatement Effective Date and, after the execution and delivery thereof, shall include each Additional Mortgage.

         "Mortgage Amendments" shall have the meaning provided in Section 8.14.

         "Mortgage Policies" shall mean mortgagee title insurance policies in connection with the Mortgaged Properties issued by a title company satisfactory to the Collateral Agent in amounts satisfactory to the Collateral Agent.

         "Mortgaged Property" shall mean all the Real Property owned or leased by the Borrower or any Subsidiary Guarantor as shall be designated as "Existing Mortgaged Properties" on Schedule III and, after the execution and delivery of any Additional Mortgage, shall include the respective Additional Mortgaged Property.

         "Multiemployer Plan" shall mean any multiemployer plan as defined in
Section 4001(a)(3) of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) the Borrower or a Subsidiary of the Borrower or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which the Borrower, or a Subsidiary of the Borrower or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

         "Net Asset Sale Proceeds" shall mean the Net Sale Proceeds resulting from any Asset Sale.

         "Net Insurance/Condemnation Proceeds" shall mean any cash payments or proceeds received by the Borrower or any of its Subsidiaries (i) under any casualty insurance policy in respect of a covered loss thereunder or (ii) as a result of the taking of any assets of the Borrower or any of its Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, in each case net of any actual and documented fees, expenses and costs incurred by the Borrower or any of its Subsidiaries in connection with the adjustment or settlement of any claims of the Borrower or such Subsidiary in respect thereof, including (i) income taxes reasonably estimated to be actually payable within two years of the date of receipt of such payments or proceeds as a result of any gain recognized in connection with the receipt of such payment or proceeds and (ii) payment of the outstanding amount of premium or penalty, if any, and interest of any Indebtedness (other than the Loans) that is secured by a Lien on the stock or assets in question and that is repaid as a result of receipt of such payments or proceeds.

         "Net Sale Proceeds" shall mean for any sale of assets, the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received from any sale of assets, net of (i) reasonable transaction costs (including, without limitation, any underwriting, brokerage or other customary selling commissions and reasonable legal, advisory and other fees and expenses, including title and recording expenses, associated therewith) and payments of unassumed liabilities relating to the assets sold at the time of, or within 30 days after, the date of such sale, (ii) the amount of such gross cash proceeds required to be used to repay any Indebtedness (other than Indebtedness of the Lenders pursuant to this Agreement) which is secured by the respective assets which were sold, and (iii) the estimated marginal increase in income taxes which will be payable by the Borrower's consolidated group with respect to the fiscal year in which the sale occurs as a result of such sale; provided, however, that such gross proceeds shall not include any portion of such gross cash proceeds which the Borrower determines in good faith should be reserved for post closing adjustments (including indemnification payments) (to the extent the Borrower delivers to the Lenders a certificate signed by its chief financial officer or treasurer, controller or chief accounting officer as to such determination), it being understood and agreed that on the day that all such post closing adjustments have been determined, the amount (if any) by which the reserved amount in respect of such sale or disposition exceeds the actual post closing adjustments payable by the Borrower or any of its Subsidiaries shall constitute Net Sale Proceeds on such date received by the Borrower and/or any of its Subsidiaries from such sale, lease, transfer or other disposition. The parties hereto acknowledge and agree that Net Sale Proceeds shall not include any trade in credits or purchase price reductions received by the Borrower or any of its Subsidiaries in connection with an exchange of assets for other assets.

         "Non-Defaulting Lender" shall mean and include each Lender other than a Defaulting Lender.

         "Note" shall mean each Tranche A Term Note, each Tranche B Term Note, each Incremental Term Note, each Revolving Note and the Swingline Note.

         "Notice of Borrowing" shall have the meaning provided in Section
1.03(a).

         "Notice of Conversion" shall have the meaning provided in Section 1.06.

         "Notice Office" shall mean the office of the Administrative Agent located at 60 Wall Street, New York, New York 10260 or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

         "Obligations" shall mean all amounts owing to the Administrative Agent, the Collateral Agent or any Lender pursuant to the terms of this Agreement or any other Credit Document.

         "Original Effective Date" shall mean the "Effective Date" under, and as defined in, the Existing Credit Agreement (i.e., October 15, 1999).

         "Other Hedging Agreement" shall mean any foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency or commodity values.

         "Paracelsus" shall mean Paracelsus Healthcare Corporation, a California corporation.

         "Paracelsus Acquisition" shall mean, in connection with the Recapitalization, the acquisition by the Direct Investors of approximately 94% (as determined at the time of the Recapitalization of the common stock of the Borrower pursuant to the Paracelsus Recapitalization Documents.

         "Paracelsus Business" shall mean certain of the assets of Paracelsus which are located in the Salt Lake City, Utah area.

         "Paracelsus Recapitalization Documents" shall mean (i) the Recapitalization Agreement dated as of August 16, 1999, among Paracelsus Healthcare Corporation and PHC/CHC Holdings, Inc., as parents, each of PHC/Psychiatric Healthcare Corporation, PHC Salt Lake City, Inc., Paracelsus Pioneer Valley Hospital, Inc., Pioneer Valley Health Plan, Inc., PHC Jordan Valley, Inc., Paracelsus PHC Regional Medical Center, Inc., Paracelsus Davis Hospital, Inc., PHC Utah, Inc. and Clinicare of Utah, Inc., as sellers, and the Direct Investors (as assignees of JLL Hospital), as buyers, and (ii) all other material documentation related to the Paracelsus Acquisition.

         "Participant" shall have the meaning provided in Section 2.03(a).

         "Payment Office" shall mean the office of the Administrative Agent located at 1 Chase Manhattan Plaza, 8th Floor, New York, New York 10081 or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

         "Percentage" of any Lender at any time shall mean a fraction (expressed as a percentage) the numerator of which is the Revolving Loan Commitment of such Lender at such time and the denominator of which is the Total Revolving Loan Commitment at such time, provided that if the Percentage of any Lender is to be determined after the Total Revolving Loan Commitment has been terminated, then the Percentages of the Lenders shall be determined immediately prior (and without giving effect) to such termination.

         "Permitted Acquired Debt" shall have the meaning provided in Section 9.04(xii).

         "Permitted Acquisition" shall mean an Acquisition by the Borrower or any of its Domestic Subsidiaries, provided that (A) the consideration paid by the Borrower or such Subsidiary consists solely of cash (including proceeds of Revolving Loans), the issuance of the Borrower capital stock other than Disqualified Stock, the issuance of Indebtedness otherwise permitted in Section 9.04 and the assumption/acquisition of any Permitted Acquired Debt (calculated in accordance with GAAP) relating to the business, division, product line or Person the subject of such Acquisition which is permitted to remain outstanding in accordance with the requirements of Section 9.04, (B) those acquisitions that are structured as stock acquisitions shall be effected through a purchase of the Specified Percentage of the capital stock or other equity interests of such Person by the Borrower or such Domestic Subsidiary or through a merger between such Person and a Domestic Subsidiary of the Borrower, so that after giving effect to such merger, the Specified Percentage of the capital stock or other equity interests of the surviving corporation of such merger is owned by the Borrower or a Domestic Subsidiary,
(C) in the case of the acquisition of the capital stock or other equity interests of any Person, (the "Acquired Person") if the Acquired Person owns capital stock or equity interests in any other Person which is not a Wholly-Owned Subsidiary of the Acquired Person (a "Non Wholly-Owned Entity"),
(1) the Acquired Person shall not have been created or established in contemplation of, or for purposes of, the respective Permitted Acquisition, and
(2) any Non Wholly-Owned Entity of the Acquired Person shall have been non wholly-owned prior to the date of the respective Permitted Acquisition and not created or established in contemplation thereof, (D) substantially all of the business, division or product line acquired pursuant to the respective Permitted Acquisition, or the business of the Acquired Person and its Subsidiaries taken as a whole, is in the United States, (E) the assets acquired, or the business of the Acquired Person and its Subsidiaries, shall be in a business permitted to be conducted pursuant to Section 9.15 and (F) all applicable requirements of Sections 8.12 and 9.02 applicable to Permitted Acquisitions are satisfied. Notwithstanding anything to the contrary contained in the immediately preceding sentence, an acquisition which does not otherwise meet the requirements set forth above in the definition of "Permitted Acquisition" shall constitute a Permitted Acquisition if, and to the extent, the Required Lenders agree in writing that such acquisition shall constitute a Permitted Acquisition for purposes of this Agreement.

         "Permitted Business" shall mean any business in which the Borrower and its Subsidiaries are engaged on the Initial Borrowing Date or any business reasonably related, incidental or ancillary thereto.

         "Permitted Encumbrance" shall mean, with respect to any Mortgaged Property, such exceptions to title as are set forth in the title insurance policy or title commitment delivered with respect thereto, provided that all such exceptions shall also be acceptable to the Administrative Agent in its reasonable discretion.

         "Permitted Exchange" shall mean an exchange of assets (other than hospitals and equity interests) which qualifies as a like-kind exchange pursuant to and in compliance with Section 1031 of the Code or any other substantially concurrent exchange of assets (other than hospitals and equity interests) of the Borrower or any of its Subsidiaries for assets (other than hospitals and equity interests) of another Person which are useful to the business of the Borrower or any of its Subsidiaries (with any Net Asset Sale Proceeds received in connection therewith being subject to Section 4.02(f)).

         "Permitted Expenditure Amount" shall mean, as of any date of determination, the amount equal to (a) Qualified Equity Proceeds actually received by the Borrower after the Initial Borrowing Date minus (b) the aggregate amount of Expenditure Use Amounts as of such date.

         "Permitted Liens" shall have the meaning provided in Section 9.01.

         "Permitted Refinancing Indebtedness" shall mean any Indebtedness of the Borrower and its Subsidiaries issued or given in exchange for, or the proceeds of which are used to, extend, refinance, renew, replace, substitute or refund Existing Indebtedness, Indebtedness incurred pursuant to Section 9.04(vi) or 9.04(xii) or any Indebtedness issued to so extend, refinance, renew, replace, substitute or refund any such Indebtedness, so long as (a) such Indebtedness has a weighted average life to maturity greater than or equal to the weighted average life to maturity of the Indebtedness being refinanced, (b) such refinancing or renewal does not add guarantors, obligors or security from that which applied to such Indebtedness being refinanced or renewed, (c) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so extended, refinanced, renewed, replaced, substituted or refunded (plus all accrued interest thereon and the amount of all fees, commissions, discounts, costs, expenses and premiums incurred in connection therewith), and (d) such refinancing or renewal Indebtedness has substantially the same (or, from the perspective of the Lenders, more favorable) subordination provisions, if any, as applied to the Indebtedness being renewed or refinanced.

         "Permitted Sale-Leaseback Transaction" shall mean any sale by the Borrower or any of its Subsidiaries of any asset first acquired by the Borrower or such Subsidiary which asset is then leased back to the Borrower or such Subsidiary, provided that (i) the proceeds of the respective sale shall be entirely cash and in an amount at least equal to the fair market value of such asset (as determined in good faith by senior management of the Borrower) and
(ii) the respective transaction is otherwise effected in accordance with the applicable requirements of Section 9.02(ix).

         "Permitted Subordinated Refinancing Indebtedness" shall mean Indebtedness of the Borrower issued or given in exchange for, or all the proceeds of which are used to refinance, all of the outstanding Senior Subordinated Notes, so long as (a) such Indebtedness has a weighted average life to maturity greater than or equal to the weighted average life to maturity of the Senior Subordinated Notes, (b) such refinancing does not (i) add guarantors, obligors or security from that which applied to the Senior Subordinated Notes or
(ii) provide for the payment of interest at a rate greater than the rate applicable to the Senior Subordinated Notes, (c) the principal amount (or accreted value, if applicable) of such Permitted Subordinated Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so extended, refinanced, renewed, replaced, substituted or refunded (plus all accrued interest thereon and the amount of all fees, commissions, discounts, costs, expenses and premiums incurred in connection therewith), (d) such Indebtedness has substantially the same (or, from the perspective of the Lenders, more favorable) subordination provisions, if any, as applied to the Senior Subordinated Notes, and (e) all other terms of such refinancing (including, without limitation, with respect to the amortization schedules, redemption provisions, maturities, covenants, defaults and remedies), are not, taken as a whole, materially less favorable to the Borrower than those previously existing with respect to the Senior Subordinated Notes.

         "Person" shall mean any individual, partnership, limited liability company, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

         "Plan" shall mean any pension plan as defined in Section 3(2) of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) the Borrower or a Subsidiary of the Borrower or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which the Borrower, or a Subsidiary of the Borrower or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

         "Pledge Agreement" shall mean (i) the "Pledge Agreement" as defined in the Existing Credit Agreement and (ii) after the execution and delivery thereof, the Amended and Restated Pledge Agreement delivered pursuant to Section 5.07(a).

         "Pledge Agreement Collateral" shall mean all "Collateral" as defined in the Pledge Agreement.

         "Pledged Securities" shall mean "Pledged Securities" as defined in the Pledge Agreement.

         "Prime Lending Rate" shall mean the rate which the Administrative Agent announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Administrative Agent may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

         "Principal" shall mean JLL, investment funds managed by JLL, partners of JLL, an entity controlled by any of the foregoing and/or by a trust of the type described hereafter, and/or a trust for the benefit of any of the foregoing.

         "Pro Forma Basis" shall mean, in connection with any calculation of compliance with any financial covenant or financial term, the calculation thereof after giving effect on a pro forma basis to (i) the assumption, incurrence or issuance of any Indebtedness (other than revolving Indebtedness, except to the extent same is incurred to refinance other outstanding Indebtedness or to finance Permitted Acquisitions) after the first day of the relevant Calculation Period as if such Indebtedness had been assumed, incurred or issued (and the proceeds thereof applied) on the first day of the relevant Calculation Period, (ii) the permanent repayment of any Indebtedness (other than the revolving Indebtedness) after the first day of the relevant Calculation Period as if such Indebtedness had been retired or repaid on the first day of the relevant Calculation Period, (iii) the Permitted Acquisition, if any, then being consummated as if such Permitted Acquisition (and all other Permitted Acquisitions consummated after the first day of the relevant Calculation Period and on or prior to the Calculation Date) had been effected on the first day of the respective Calculation Period, (iv) the Permitted Sale-Leaseback Transaction, if any, then being consummated as if such Permitted Sale-Leaseback Transaction (and all other Permitted Sale-Leaseback Transactions consummated after the first day of the relevant Calculation Period and on or prior to the Calculation Date) had been effected on the first day of the respective Calculation Period, and (v) the rent reduction as a result of the termination of the St. Luke's Lease and the related increase in interest expense with the following rules to apply in connection therewith:

                  (a) all Indebtedness (x) (other than revolving Indebtedness, except to the extent same is incurred to refinance other outstanding Indebtedness or to finance Permitted Acquisitions) assumed, incurred or issued after the first day of the relevant Calculation Period and on or prior to the Calculation Date (whether incurred to finance Permitted Acquisitions, to refinance Indebtedness or otherwise) shall be deemed to have been assumed, incurred or issued (and the proceeds thereof applied) on the first day of the respective Calculation Period and remain outstanding through the Calculation Date and (y) (other than revolving Indebtedness) permanently retired or redeemed after the first day of the relevant Calculation Period shall be deemed to have been retired or redeemed on the first day of the respective Calculation Period and remain retired through the Calculation Date;

                  (b) all Indebtedness assumed to be outstanding pursuant to preceding clause (a) shall be deemed to have borne interest (x) at the rate applicable thereto, in the case of fixed rate Indebtedness or (y) at the rates which would have been applicable thereto during the respective period when same was deemed outstanding, in the case of floating rate Indebtedness (although interest expense with respect to any Indebtedness for periods while same was actually outstanding during the respective period shall be calculated using the actual rates applicable thereto while same was actually outstanding);

                  (c) in making any determination of Consolidated EBITDA, pro forma effect shall be given to any Permitted Acquisition for the respective period being tested, taking into account, cost savings and expenses which would otherwise be accounted for as an adjustment pursuant to Article 11 of Regulation S-X under the Securities Act, as if such cost-savings or expenses were realized on the first day of the respective period; and

                  (d) the amount of revolving Indebtedness shall be determined by using the average daily amount of revolving Indebtedness for the four fiscal quarters (or portion thereof) ended on the last day of such Calculation Period.

                  Notwithstanding anything to the contrary contained above, (x) for the purposes of Sections 9.09 and for purposes of all determinations of the Applicable Margins, pro forma effect (as otherwise provided above) shall only be given for events or occurrences which occurred during the respective Test Period but not thereafter and for purposes of Sections 8.12 and 9.02(ix), pro forma effect (as otherwise provided above) shall be given for events or occurrences which occurred during the respective Calculation Period and thereafter but on or prior to the respective date of determination.

         "Qualified Equity Proceeds" shall mean the net cash proceeds actually received by the Borrower after the Initial Borrowing Date from any sale or offering of, or capital contribution in respect of the capital stock of the Borrower other than Disqualified Stock.

         "Quarterly Payment Date" shall mean the last Business Day of March, June, September and December occurring after the Initial Borrowing Date.

         "RCRA" shall mean the Resource Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C. ss. 6901 et seq.

         "Real Property" of any Person shall mean all the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

         "Reference Lender" shall mean Morgan Guaranty, The Bank of Nova Scotia and BNP Paribas.

         "Register" shall have the meaning provided in Section 13.16.

         "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

         "Regulation T" shall mean Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

         "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

         "Regulation X" shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

         "Related Party" shall mean (i) any controlling stockholder, 80% (or more) owned Subsidiary, or immediate family member (in the case of an individual) of any Principal; or (ii) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or Persons beneficially holding an 80% or more controlling interest of which consist of any one or more Principals and/or such other Persons referred to in the immediately preceding clause (i).

         "Release" shall mean the active or passive disposing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, leaking, dumping, migrating, placing and the like into or upon any land, water or air or otherwise into the environment.

         "Replaced Lender" shall have the meaning provided in Section 1.13.

         "Replacement Lender" shall have the meaning provided in Section 1.13.

         "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan that is subject to Title IV of ERISA other than those events as to which the 30-day notice period is waived under subsection
 .22, .23, .25, .27 or .28 of PBGC Regulation Section 4043.

         "Required Appraisal" shall have the meaning provided in Section
8.11(g).

         "Required Lenders" shall mean Non-Defaulting Lenders, the sum of whose outstanding Term Loans and Revolving Loan Commitments (or after the termination thereof, outstanding Revolving Loans and Adjusted Percentage of Swingline Loans and Letter of Credit Outstandings) represent an amount greater than 50% of the sum of all outstanding Term Loans of Non-Defaulting Lenders and the Adjusted Total Revolving Loan Commitment (or after the termination thereof, the sum of the then total outstanding Revolving Loans of Non-Defaulting Lenders and the aggregate Adjusted Percentages of all Non-Defaulting Lenders of the total outstanding Swingline Loans and Letter of Credit Outstandings at such time).

         "Restatement Effective Date" shall have the meaning provided in Section 13.10.

         "Revolving Loan" shall have the meaning provided in Section 1.01(d).

         "Revolving Loan Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name in Schedule I hereto directly below the column entitled "Revolving Loan Commitment," as same may be (x) reduced from time to time pursuant to Sections 3.02, 3.03, 4.02 and/or 10 or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section
1.13 or 13.04(b).

         "Revolving Loan Maturity Date" shall mean September 30, 2004.

         "Revolving Note" shall have the meaning provided in Section 1.05(a).

         "Rocky Mountain" shall mean Rocky Mountain Medical Center, Inc., a Delaware corporation.

         "Rollover Amount" shall have the meaning provided in Section 9.07(b).

         "Scheduled Repayments" shall mean Tranche A Scheduled Repayments, Tranche B Scheduled Repayments, and Incremental Scheduled Repayments.

         "SEC" shall have the meaning provided in Section 8.01(g).

         "Section 4.04(b)(ii) Certificate" shall have the meaning provided in
Section 4.04(b).

         "Secured Creditors" shall have the meaning provided in the Security Documents.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Security Agreement" shall mean (i) the "Security Agreement" as defined in the Existing Credit Agreement and (ii) after the execution and delivery thereof, the Amended and Restated Security Agreement delivered pursuant to
Section 5.08.

         "Security Agreement Collateral" shall mean all "Collateral" as defined in the Security Agreement.

         "Security Documents" shall mean the Pledge Agreement, the Hypothecation Agreement, the Security Agreement, each Mortgage and, after the execution and delivery thereof, each Additional Mortgage and each Additional Security Document.

         "Senior Subordinated Notes" shall mean the Borrower's 13% Senior Subordinated Notes due 2009 issued pursuant to the Senior Subordinated Notes Indenture, as in effect on the Original Effective Date and as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. As used herein, the term "Senior Subordinated Notes" shall include any Exchange Senior Subordinated Notes issued pursuant to the Senior Subordinated Notes Indenture in exchange for theretofore outstanding Senior Subordinated Notes, as contemplated by the Offering Memorandum, dated as of October 13, 1999, and the definition of Exchange Senior Subordinated Notes.

         "Senior Subordinated Notes Documents" shall mean the Senior Subordinated Notes, the Senior Subordinated Notes Indenture and all other documents executed and delivered in respect of the Senior Subordinated Notes and the Senior Subordinated Notes Indenture, in each case as in effect on the Original Effective Date and as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

         "Senior Subordinated Notes Indenture" shall mean the Indenture, dated as of October 15, 1999, among the Borrower, the Subsidiary Guarantors and The Bank of New York, as trustee thereunder, as in effect on the Original Effective Date and as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

         "Shareholders' Agreements" shall mean the "Shareholders' Agreements" under, and as defined in, the Existing Credit Agreement.

         "Specified Percentage" shall mean 51% unless the relevant Permitted Acquisition is being made utilizing the Permitted Expenditure Amount pursuant to
Section 8.12(a)(iv)(y), in which case the Specified Percentage shall mean 100%.

         "St. Luke's Lease" shall mean Facility Lease dated as of February 1, 1995 between Medi Trust of Arizona, Inc. and St. Luke's Sub (as successor to Oranda Healthcorp of Phoenix, Inc.), as amended by the Agreement Regarding Consent to Lease Assignments, Leasehold Mortgages and Other Matters, dated as of October 15, 1999, as the same may be amended or modified from time to time in accordance with the terms hereof and thereof.

         "St. Luke's Sub" shall mean St. Luke's Medical Center, L.P.

         "Standby Letter of Credit" shall have the meaning provided in Section 2.01(a).

         "Stated Amount" of each Letter of Credit shall, at any time, mean the maximum amount available to be drawn thereunder (in each case determined without regard to whether any conditions to drawing could then be met).

         "Subsidiaries Guaranty" shall have the meaning provided in Section
5.09.

         "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, association, limited liability company, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time. Notwithstanding the foregoing (and except for the purposes of the definition of Unrestricted Subsidiary contained herein) an Unrestricted Subsidiary shall be deemed not to be a Subsidiary of the Borrower or any of its other Subsidiaries for the purposes of this Agreement.

         "Subsidiary Guarantor" shall mean each Subsidiary of the Borrower designated as a "Subsidiary Guarantor" on Schedule VI hereto or which executes a guaranty after the Restatement Effective Date pursuant to Section 8.11 (it being understood that upon its release from its obligations under the Subsidiaries Guaranty and the Security Documents pursuant to Section 13.17, Health Choice shall cease to be a Subsidiary Guarantor).

         "Supermajority Lenders" of any Tranche of Term Loans shall mean Non-Defaulting Lenders, the sum of whose outstanding Term Loans under such Tranche represent an amount equal to or greater than 66-2/3% of the sum of all outstanding Term Loans of Non-Defaulting Lenders under such Tranche.

         "Swingline Expiry Date" shall mean the date which is two Business Days prior to the Revolving Loan Maturity Date.

         "Swingline Lender" shall mean Morgan Guaranty.

         "Swingline Loan" shall have the meaning provided in Section 1.01(e).

         "Swingline Note" shall have the meaning provided in Section 1.05(a).

         "Syndication Agent" shall have the meaning provided in the first paragraph of this Agreement, and shall include any successor thereto.

         "Tax Sharing Agreements" shall mean the "Tax Sharing Agreements" under, and as defined in, the Existing Credit Agreement.

         "Taxes" shall have the meaning provided in Section 4.04(a).

         "Tenet Acquisition" shall mean the acquisition by the Borrower of all or substantially all of the assets comprising the Tenet Business pursuant to the Tenet Acquisition Documents.

         "Tenet Acquisition Documents" shall mean the Asset Sale Agreement dated August 15, 1999 between Tenet Healthcare Corporation and Holdings and all other material documentation related to the Tenet Acquisition as in effect on the Initial Borrowing Date.

         "Tenet Business" shall mean certain of the assets of Tenet Healthcare Corporation which are located in Arizona, Florida and Texas.

         "Term Loan" shall mean each Tranche A Term Loan, each Tranche B Term Loan and each Incremental Term Loan.

         "Test Period" shall mean shall mean the period of four consecutive fiscal quarters then last ended or then ending in each case taken as one accounting period.

         "Total Commitments" shall mean, at any time, the sum of the Commitments of each of the Lenders.

         "Total Incremental Term Loan Commitments" shall mean, at any time, the sum of the Incremental Term Loan Commitments of each of the Lenders.

         "Total Revolving Loan Commitment" shall mean, at any time, the sum of the Revolving Loan Commitments of each of the Lenders.

         "Total Unutilized Revolving Loan Commitment" shall mean, at any time, an amount equal to the remainder of (x) the then Total Revolving Loan Commitment, less (y) the sum of the aggregate principal amount of Revolving Loans and Swingline Loans then outstanding plus the then aggregate amount of Letter of Credit Outstandings.

         "Trade Letter of Credit" shall have the meaning provided in Section 2.01(a).

         "Tranche" shall mean the respective facility and commitments utilized in making Loans hereunder, with there being five separate Tranches, i.e., Tranche A Term Loans, Tranche B Term Loans, Incremental Term Loans, Revolving Loans and Swingline Loans.

         "Tranche A Scheduled Repayment" shall have the meaning provided in
Section 4.02(b).

         "Tranche A Scheduled Repayment Date" shall have the meaning provided in
Section 4.02(b).

         "Tranche A Term Loan" shall have the meaning provided in Section
1.01(a).

         "Tranche A Term Loan Maturity Date" shall mean September 30, 2004.

         "Tranche A Term Note" shall have the meaning provided in Section
1.05(a).

         "Tranche B Scheduled Repayment" shall have the meaning provided in
Section 4.02(c).

         "Tranche B Scheduled Repayment Date" shall have the meaning provided in
Section 4.02(c).

         "Tranche B Term Lender" shall have the meaning provided in Section 4.02(m).

         "Tranche B Term Loan" shall have the meaning provided in Section
1.01(b).

         "Tranche B Term Loan Maturity Date" shall mean September 30, 2006.

         "Tranche B Term Note" shall have the meaning provided in Section
1.05(a).

         "Transaction" shall have the meaning provided in the Existing Credit Agreement.

         "Transaction Documents" shall mean the Paracelsus Recapitalization Documents and the Tenet Acquisition Documents.

         "Type" shall mean the type of Loan determined with regard to the interest option applicable thereto, i.e., whether a Base Rate Loan or a Eurodollar Loan.

         "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

         "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the value of the accumulated plan benefits under the Plan determined on a plan termination basis in accordance with actuarial assumptions at such time consistent with those prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds the market value of all plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions).

         "United States" and "U.S." shall each mean the United States of America.

         "Unpaid Drawing" shall have the meaning provided for in Section
2.04(a).

         "Unrestricted Subsidiary" shall mean any Subsidiary of the Borrower that is acquired or created after the Initial Borrowing Date pursuant to Section 9.05(xv) or at the time of designation the assets of which, and the revenue for the immediately preceding 12 months, do not in either case exceed $100,000 and is designated by the Borrower as an Unrestricted Subsidiary hereunder by written notice to the Administrative Agent and shall include any Subsidiary of such Unrestricted Subsidiary; provided, that the Borrower shall only be permitted to designate a Subsidiary as an Unrestricted Subsidiary so long as (i) no Default or Event of

Default then exists or would result therefrom, (ii) such Unrestricted Subsidiary does not own any capital stock of, or other equity interests in, or have any Lien on any property of the Borrower or any Subsidiary of the Borrower other than a Subsidiary of the Unrestricted Subsidiary, (iii) any Indebtedness and other obligations of such Unrestricted Subsidiary are non-recourse to the Borrower or any of its other Subsidiaries, and (iv) the Borrower's and its other Subsidiaries' aggregate Investments in all Unrestricted Subsidiaries and Joint Ventures made after the Original Effective Date does not exceed that amount permitted by Sections 9.05(xv). Unrestricted Subsidiaries shall be treated as Joint Ventures for all purposes of this Agreement.

         "Unutilized Revolving Loan Commitment" with respect to any Lender, at any time, shall mean such Lender's Revolving Loan Commitment at such time less the sum of (i) the aggregate outstanding principal amount of Revolving Loans made by such Lender and (ii) such Lender's Adjusted Percentage of the Letter of Credit Outstandings in respect of Letters of Credit issued under this Agreement.

         "Voting Stock" shall mean, as to any Person, any class or classes of capital stock of such Person pursuant to which the holders thereof are entitled to vote in the election of the Board of Directors of such Person.

         "Waivable Mandatory Repayment" shall have the meaning provided in
Section 4.02(m).

         "Waivable Repayment" shall mean a Waivable Mandatory Repayment and a Waivable Voluntary Repayment.

         "Waivable Voluntary Repayment" shall have the meaning provided in
Section 4.02(m).

         "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock (other than director's qualifying shares) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

         SECTION 12. Administrative Agent.

         12.01 Appointment. Each Lender hereby irrevocably designates and appoints Morgan Guaranty as Administrative Agent (for purposes of this Section 12, the term "Administrative Agent" shall mean and include Morgan Guaranty (and/or any of its affiliates) in its capacity as Administrative Agent hereunder and Collateral Agent pursuant to the Security Documents). Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Administrative Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Administrative Agent may perform any of its duties hereunder by or through its respective officers, directors, agents, employees or affiliates.

         12.02 Nature of Duties. The Administrative Agent agrees to act in its capacity as such upon the express conditions contained in this Section 12. Notwithstanding any provision to the contrary elsewhere in this Agreement or in any other Credit Document, the Administrative Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the Security Documents and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent. The duties of the Administrative Agent shall be mechanical and administrative in nature; the Administrative Agent shall not have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Lender or the holder of any Note; and nothing in this Agreement or any other Credit Document, express or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein. The provisions of this Section 12 are solely for the benefit of the Administrative Agent, the Co-Lead Arrangers and the Lenders, and neither the Borrower nor any of its Subsidiaries shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, the Administrative Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for the Borrower or any of its Subsidiaries.

         12.03 Lack of Reliance on the Administrative Agent. Each Lender expressly acknowledges that none of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Borrower or any of its Subsidiaries, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Independently and without reliance upon the Administrative Agent or any other Lender, each Lender and the holder of each Note, to the extent it deems appropriate and based on such documents and information as it deems appropriate, has made and shall continue to make (i) its own independent investigation of the business, assets, operations, property, prospects, financial and other conditions and affairs of the Borrower and its Subsidiaries in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own credit analysis and appraisal of the creditworthiness of the Borrower and its Subsidiaries and, except as expressly provided in this Agreement, the Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender or the holder of any Note with any credit or other information with respect thereto, whether coming into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates before the making of the Loans or at any time or times thereafter. The Administrative Agent shall not be responsible to any Lender or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectability, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of the Borrower and its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of the Borrower and its Subsidiaries or the existence or possible existence of any Default or Event of Default.

         12.04 Certain Rights of the Administrative Agent. If the Administrative Agent shall request instructions from the Required Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, the Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from the Required Lenders as it deems appropriate or it shall have been indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action; and the Administrative Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender or the holder of any Note shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Lenders and such instructions or any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

         12.05 Reliance. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, order or other document, conversation or telephone message signed, sent or made by any Person that the Administrative Agent believed to be the proper Person or persons, and upon advice or statement of legal counsel (including, without limitations counsel to the Borrower or any of its Subsidiaries), independent accountants and other experts selected by the Administrative Agent.

         12.06 Indemnification. The Lenders agree to indemnify the Administrative Agent in its capacity as such ratably according to its "percentage" as used in determining the Required Lenders at such time or, if the Commitments have terminated and all Loans have been repaid in full, as determined immediately prior to such termination and repayment (with such "percentage" to be determined as if there are no Defaulting Lenders), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, incurred by or asserted against the Administrative Agent in its capacity as such in any way relating to or arising out of this Agreement or any other Credit Document, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by the Administrative Agent under or in connection with any of the foregoing, but only to the extent that any of the foregoing is not paid by the Borrower or any of its Subsidiaries; provided, that no Lender shall be liable to the Administrative Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting primarily from the gross negligence or willful misconduct of the Administrative Agent. If any indemnity furnished to the Administrative Agent for any purpose shall, in the opinion of the Administrative Agent be insufficient or become impaired, the Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this Section 12.06 shall survive the payment of all Obligations.

         12.07 Administrative Agent in Its Individual Capacity. With respect to its obligation to make Loans, the Loans made by it and all Obligations owed to it under this Agreement, the Administrative Agent shall have the rights and powers specified herein for a "Lender" and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term "Lenders," "Required Lenders," "Majority Lenders," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Credit Party or any Affiliate of any Credit Party as if it were not performing the duties specified herein, and may accept fees and other consideration from the Borrower or any other Credit Party for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

         12.08 Holders. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

         12.09 Resignation by the Administrative Agent. (a) The Administrative Agent may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving 15 Business Days' prior written notice to the Borrower and the Lenders. Such resignation shall take effect upon the appointment of a successor Administrative Agent pursuant to clauses (b) and (c) below or as otherwise provided below.

         (b) Upon any such notice of resignation by the Administrative Agent, the Lenders shall appoint a successor Administrative Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Borrower.

         (c) If a successor Administrative Agent shall not have been so appointed within such 15 Business Day period, the Administrative Agent, with the consent of the Borrower (which shall not be unreasonably withheld or delayed), shall then appoint a commercial bank or trust company with capital and surplus of not less than $500,000,000 as successor Administrative Agent who shall serve as Administrative Agent hereunder or thereunder until such time, if any, as the Lenders appoint a successor Administrative Agent as provided above.

         (d) If no successor Administrative Agent has been appointed pursuant to clause (b) or (c) above by the 25th Business Day after the date such notice of resignation was given by the Administrative Agent, the Administrative Agent's resignation shall become effective and the Required Lenders shall thereafter perform all the duties of the Administrative Agent hereunder and/or under any other Credit Document until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above.

         12.10 Delegation of Duties. The Administrative Agent may perform any of its duties under this Agreement or any other Credit Document by or through Administrative Agent or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any Administrative Agent or attorneys-in-fact selected by it with reasonable care.

         12.11 Exculpatory Provisions. None of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action taken or omitted to be taken by it or such Person in its capacity as Administrative Agent under or in connection with this Agreement or the other Credit Documents (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower, any of its Subsidiaries or any of its officers contained in this Agreement or the other Credit Documents, any other Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Document or for any failure of the Borrower or any of its Subsidiaries or any of their respective officers to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or the other Documents, or to inspect the properties, books or records of the Borrower or any of its Subsidiaries. The Administrative Agent shall not be responsible to any Lender for the effectiveness, genuineness, validity, enforceability, collectability or sufficiency of this Agreement or any other Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Administrative Agent to the Lenders or by or on behalf of the Borrower or any of its Subsidiaries to the Administrative Agent or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Default or Event of Default.

         12.12 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Administrative Agent has actually received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided, that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

         12.13 Special Provisions Regarding the Co-Lead Arrangers. No Co-Lead Arranger, Documentation Agent or Syndication Agent shall have any obligations, responsibilities or duties under this Agreement or any other Credit Document in its capacity as such.

         SECTION 13. Miscellaneous.

         13.01 Payment of Expenses, etc. The Borrower shall: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Administrative Agent and the Co-Lead Arrangers (including, without limitation, the reasonable fees and disbursements of White & Case LLP and local counsel) in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein and any amendment, waiver or consent relating hereto or thereto, of each Co-Lead Arranger in connection with its syndication efforts with respect to this Agreement and of the Administrative Agent, each Issuing Bank and each of the Lenders in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein (including, without limitation, the reasonable fees and disbursements of counsel (including in-house counsel) for the Administrative Agent and for each of the Lenders and the fees payable to the lessor upon the foreclosure under the St. Luke's Lease and prior to the date such lease is terminated); (ii) pay and hold each of the Lenders harmless from and against any and all present and future stamp, excise and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and (iii) indemnify the Administrative Agent, each Co-Lead Arranger, the Collateral Agent, each Issuing Bank and each Lender, and each of their respective officers, directors, trustees, employees, representatives and Administrative Agent from and hold each of them harmless against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys' and consultants' fees and disbursements) incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of,
(a) any investigation, litigation or other proceeding (whether or not the Administrative Agent, any Co-Lead Arranger, any Issuing Bank, the Collateral Agent or any Lender is a party thereto and whether or not any such investigation, litigation or other proceeding is between or among the Administrative Agent, any Co-Lead Arranger, the Collateral Agent, any Issuing Bank, any Lender, any Credit Party or any third Person or otherwise) related to the entering into and/or performance of this Agreement or any other Credit Document or the use of any Letter of Credit or the proceeds of any Loans hereunder or the consummation of any transactions contemplated herein (including, without limitation, the Transaction), or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in the other Credit Documents, or (b) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property at any time owned, operated or occupied by the Borrower or any of its Subsidiaries, the generation, storage, transportation, handling or disposal of Hazardous Materials at any location, whether or not owned, operated or occupied by the Borrower or any of its Subsidiaries, the non-compliance of any Real Property at any time owned, operated or occupied by the Borrower or any of its Subsidiaries with foreign, federal, state and local laws, regulations, and ordinances (including applicable permits thereunder) applicable to any such Real Property, or any Environmental Claim asserted against the Borrower, any of its Subsidiaries or such Real Property, including, in each case, without limitation, the reasonable fees and disbursements of counsel and other consultants incurred in connection with any such investigation, litigation or other proceeding (but excluding any losses, liabilities, penalties, claims, damages, costs, disbursements or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified). To the extent that the undertaking to indemnify, pay or hold harmless the Administrative Agent or any Lender set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

         13.02 Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent, each Issuing Bank and each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Credit Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by the Administrative Agent, such Issuing Bank or such Lender (including, without limitation, by branches and agencies of such Lender wherever located) to or for the credit or the account of any Credit Party but in any event excluding assets held in trust for any such Person against and on account of the Obligations and liabilities of such Credit Party to the Administrative Agent, such Issuing Bank or such Lender under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Lender pursuant to Section 13.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not the Administrative Agent, such Issuing Bank or such Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

         13.03 Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telexed, telegraphic, telex, telecopier or cable communication) and mailed, telexed, telecopied, cabled or delivered: if to the Borrower, at the address specified opposite its signature below; if to any Lender, at its address specified opposite its name on Schedule II below or in the applicable Assignment and Assumption Agreement; if to the Administrative Agent, at its Notice Office; and if to any Co-Lead Arranger, at the address specified opposite its signature below; or, as to the Borrower, at such other address as shall be designated by the Borrower in a written notice to the other parties hereto and, as to each Lender, at such other address as shall be designated by such Lender in a written notice to the Borrower and the Administrative Agent. All such notices and communications shall, when mailed, telexed, telecopied or sent by overnight courier, be effective when deposited in the mails or delivered to the overnight courier, prepaid and properly addressed for delivery on such or the next Business Day, or sent by telex or telecopier, except that notices and communications to the Administrative Agent shall not be effective until received by the Administrative Agent.

         13.04 Benefit of Agreement. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that (i) no Credit Party may assign or transfer any of its rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of the Lenders, (ii) although any Lender may transfer, assign or grant participations in its rights hereunder in accordance with this Section 13.04, such Lender shall remain a "Lender" for all purposes hereunder (and may not transfer or assign all or any portion of its Commitments hereunder except as provided in Section 13.04(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a "Lender" hereunder and (iii) no Lender shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (x) extend the final scheduled maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Revolving Loan Maturity Date) in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except (I) in connection with a waiver of applicability of any post-default increase in interest rates and (II) that any amendment or modification to the financial definitions in this Agreement shall not constitute a reduction in the rate of interest for purposes of this clause (x)) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitments shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (y) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement or (z) release all or substantially all of the Collateral under all of the Security Documents (except as expressly provided in the Credit Documents) securing the Loans hereunder in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation.

         (b) Notwithstanding the foregoing, any Lender (or any Lender together with one or more other Lenders) may (x) assign all or a portion of its Revolving Loan Commitment (and related outstanding Obligations hereunder) and/or its outstanding Term Loans (or, with respect to Incremental Term Loans, if prior to the Incremental Term Loan Borrowing Date, such Incremental Term Loan Commitment) to its (i) parent company and/or any affiliate of such Lender (which, if a fund and such assignment relates to Revolving Loans or Revolving Loan Commitments, such fund shall represent that it has the financial resources to fulfill its commitments hereunder) which is at least 50% owned by such Lender or its parent company or (ii) in the case of any Lender of Term Loans that is a fund that invests in bank loans, any other fund that invests in bank loans and is managed or advised by the same investment advisor of such Lender or by an Affiliate of such investment advisor or (iii) to one or more Lenders (which, if a fund and such assignment relates to Revolving Loans or Revolving Loan Commitments, such fund shall represent that it has the financial resources to fulfill its commitments hereunder) or (y) assign all, or if less than all, a portion equal to at least $2,500,000 in the aggregate for the assigning Lender or assigning Lenders, of such Revolving Loan Commitments and outstanding principal amount of Term Loans (or, with respect to Incremental Term Loans, if prior to the Incremental Term Loan Borrowing Date, any Incremental Term Loan Commitment) hereunder to one or more Eligible Transferees (with respect to Term Loans, treating any fund that invests in bank loans and any other fund that invests in bank loans and is managed or advised by the same investment advisor of such fund or by an Affiliate of such investment advisor as a single Eligible Transferee), each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment and Assumption Agreement, provided that, (i) at such time Schedule I shall be deemed modified to reflect the Commitments (and/or outstanding Term Loans, as the case may be) of such new Lender and of the existing Lenders, (ii) new Notes will be issued, at the Borrower's expense, to such new Lender and to the assigning Lender upon the request of such new Lender or assigning Lender, such new Notes to be in conformity with the requirements of Section 1.05 (with appropriate modifications) to the extent needed to reflect the revised Commitments (and/or outstanding Term Loans, as the case may be), (iii) the consent of the Administrative Agent and each Issuing Bank shall be required in connection with any assignment of all or any portion of Revolving Loan Commitments (which consents shall not be unreasonably withheld or delayed), (iv) in the case of assignments pursuant to clause (y) above, the consent of the Administrative Agent and, unless any Material Default or Event of Default is then in existence, the consent of the Borrower shall be required (which consents shall not be unreasonably withheld or delayed) and (v) the Administrative Agent shall receive at the time of each such assignment, from the assigning or assignee Lender, the payment of a non-refundable assignment fee of $3,500. To the extent of any assignment pursuant to this Section 13.04(b), the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Commitments (it being understood that the indemnification provisions under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.05, 4.04, 13.01 and 13.06) shall survive as to such assigning Lender). At the time of each assignment pursuant to this Section 13.04(b) to a Person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Lender, as a condition to its becoming a Lender hereunder, shall provide to the Borrower and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable, a Section 4.04(b)(ii) Certificate) described in Section 4.04(b). To the extent that an assignment of all or any portion of a Lender's Commitments and related outstanding Obligations pursuant to Section 1.13 or this Section 13.04(b) would, at the time of such assignment, result in increased costs under Section 1.10, 1.11, 2.05 or 4.04 from those being charged by the respective assigning Lender prior to such assignment, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment, subject to Section 4.04(b)).

         (c) Nothing in this Agreement shall prevent or prohibit any Lender from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank and, with the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed), any Lender which is a fund may pledge all or any portion of its Notes or Loans to any trustee, other representative of holders of notes issued by such fund, or holder of obligations owed by such fund, in support of its obligation to such trustee, representative or holder. No pledge pursuant to this clause (c) shall release the transferor Lender from any of its obligations hereunder.

         13.05 No Waiver; Remedies Cumulative. No failure or delay on the part of the Administrative Agent or any Lender or any holder of any Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between any other Credit Party and the Administrative Agent or any Lender or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Administrative Agent or any Lender or the holder of any Note would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or any Lender or the holder of any Note to any other or further action in any circumstances without notice or demand.

         13.06 Payments Pro Rata. (a) Except as otherwise provided in this Agreement, the Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower in respect of any Obligations hereunder, it shall distribute such payment to the Lenders (other than any Lender that has consented in writing to waive its pro rata share of any such payment) pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

         (b) Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Loans, Unpaid Drawings, Commitment Commission or Letter of Credit Fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations of the respective Credit Party to such Lenders in such amount as shall result in a proportional participation by all the Lenders in such amount; provided that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

         (c) Notwithstanding anything to the contrary contained herein, the provisions of the preceding Sections 13.06(a) and (b) shall be subject to the express provisions of this Agreement which require, or permit, differing payments to be made to Non-Defaulting Lenders as opposed to Defaulting Lenders.

         13.07 Calculations; Computations. (a) The financial statements to be furnished to the Lenders pursuant hereto shall be made and prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Lenders) (with the foregoing generally accepted accounting principles herein called "GAAP"); provided that, (i) except as otherwise specifically provided herein, all computations of Excess Cash Flow and all computations determining compliance with Sections 9.08 through 9.10, inclusive, and the determination of Applicable Margin and Applicable Commitment Commission Percentage shall utilize accounting principles and policies in conformity with those used to prepare the annual financial statements first delivered to the Lenders pursuant to Section 7.05(a), (ii) for purposes of calculating financial terms, all covenants and related definitions, all such calculations based on the operations of the Borrower and its Subsidiaries on a consolidated basis shall be made without giving effect to the operations of any Unrestricted Subsidiaries and (iii) to the extent expressly required pursuant to the provisions of this Agreement, certain calculations shall be made on a Pro Forma Basis.

         (b) All computations of interest on Eurodollar Loans, Commitment Commission and Fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, Commitment Commission or Fees are payable. All computations of interest on Base Rate Loans shall be made on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

         13.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (A) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, EXCEPT AS OTHERWISE PROVIDED IN CERTAIN OF THE MORTGAGES, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL,

POSTAGE PREPAID, TO BORROWER AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR ANY OTHER CREDIT DOCUMENT THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT UNDER THIS AGREEMENT, ANY LENDER OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY CREDIT PARTY IN ANY OTHER JURISDICTION.

         (B) THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (A) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         (C) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         13.09 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

         13.10 Effectiveness. This Agreement shall become effective on the date (the "Restatement Effective Date") on which (i) the Borrower, the Administrative Agent and the Required Lenders under (as defined in) the Existing Credit Agreement shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent at the Notice Office or, in the case of the Lenders, shall have given to the Administrative Agent telephonic (confirmed in writing), written or telex notice (actually received) at such office that the same has been signed and mailed to it, (ii) the conditions set forth in Section 5 are met to the reasonable satisfaction of the Administrative Agent and the Required Lenders, (iii) after giving effect to this Agreement, there shall be no Default or Event of

Default, (iv) all fees which are required to be paid in connection with this Agreement shall have been paid and (v) the Borrower shall have delivered to the Administrative Agent a Swingline Note for the account of the Swingline Lender. Unless the Administrative Agent has received actual notice from any Lender that the conditions contained in Section 5 have not been met to its reasonable satisfaction, upon the satisfaction of the condition described in clause (i) of the immediately preceding sentence and upon the Administrative Agent's good faith determination that the conditions described in clause (ii) of the immediately preceding sentence have been met, then the Restatement Effective Date shall have been deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the Restatement Effective Date shall not release any Borrower from any liability for failure to satisfy one or more of the applicable conditions contained in Section 5). The Administrative Agent will give the Borrower and each Lender prompt written notice of the occurrence of the Restatement Effective Date.

         13.11 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         13.12 Amendment or Waiver; etc. (a) Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and the Required Lenders, provided that no such change, waiver, discharge or termination shall, without the consent of each Lender (other than a Defaulting Lender) (with Obligations being directly affected in the case of following clause (i)), (i) extend the final scheduled maturity of any Loan or Note or extend the stated maturity of any Letter of Credit beyond the Revolving Loan Maturity Date, or reduce the rate or extend the time of payment of interest or Fees thereon (except that any amendment or modification that is not agreed to by each Lender directly affected thereby to the financial definitions in this Agreement or to
Section 13.07(a) shall not constitute a reduction in the rate of interest or fees for purposes of this clause (i), notwithstanding the fact that such amendment or modification would otherwise actually result in such a reduction, so long as the primary purpose (as determined in good faith by the Borrower and the Administrative Agent) of the respective amendment or modification was not to decrease the pricing pursuant to this Agreement), or reduce the principal amount thereof (except to the extent repaid in cash), (ii) release all or substantially all of the Collateral (except as expressly provided in the Credit Documents) under all the Security Documents, (iii) amend, modify or waive any provision of this Section 13.12, (iv) reduce the percentage specified in the definition of Required Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the extensions of Term Loans and Revolving Loan Commitments are included on the Original Effective Date) or (v) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement or any other Credit Document; provided further, that no such change, waiver, discharge or termination shall (t) increase the Commitments of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitments shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment of such Lender), (u) without the consent of the Swingline Lender, alter its rights or obligations with respect to Swingline Loans, (v) without the consent of the respective Issuing Bank, amend, modify or waive any provision of Section 2 or alter its rights or obligations with respect to Letters of Credit, (w) without the consent of the Administrative Agent, amend, modify or waive any provision of Section 12 as same applies to the Administrative Agent or any other provision as same relates to the rights or obligations of the Administrative Agent, (x) without the consent of the Collateral Agent, amend, modify or waive any provision relating to the rights or obligations of the Collateral Agent, (y) without the consent of the Majority Lenders of each Tranche which is being allocated a lesser prepayment, repayment or commitment reduction as a result of the actions described below (or without the consent of the Majority Lenders of each Tranche in the case of an amendment to the definition of Majority Lenders), amend the definition of Majority Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Majority Lenders on substantially the same basis as the extensions of Term Loans and Revolving Loan Commitments are included on the Original Effective Date) or alter the required application of any prepayments or repayments (or commitment reductions), as between the various Tranches, pursuant to Section 4.01 or 4.02 (excluding Sections 4.02(b), (c) and (d)) (although (x) the Required Lenders may waive, in whole or in part, any such prepayment, repayment or commitment reduction, so long as the application, as amongst the various Tranches, of any such prepayment, repayment or commitment reduction which is still required to be made is not altered and (y) if additional Tranches of Term Loans are extended after the Original Effective Date with the consent of the Required Lenders as required above, such Tranches may be included on a pro rata basis (as done as of the Original Effective Date with the Tranche A Term Loans and Tranche B Term Loans) in the various prepayments or repayments required pursuant to Sections 4.01 and
4.02 (excluding Sections 4.02(b) and (c) and any section providing Scheduled Repayments for any new Tranche of Term Loans) or (z) without the consent of the Supermajority Lenders of the respective Tranche, reduce the amount of, or extend the date of, any Scheduled Repayment applicable to such Tranche or, without the consent of the Supermajority Lenders of each Tranche, amend the definition of Supermajority Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Supermajority Lenders on substantially the same basis as the extensions of Term Loans and Revolving Loan Commitments are included on the Original Effective Date).

         (b) If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by clauses (i) through (v), inclusive, of the first proviso to Section 13.12(a), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Borrower shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described in either clauses (A) or
(B) below, to either (A) replace each such non-consenting Lender or Lenders (or, at the option of the Borrower if the respective Lender's consent is required with respect to less than all Tranches of Loans (or related Commitments), to replace only the respective Tranche or Tranches of Commitments and/or

Loans of the respective non-consenting Lender which gave rise to the need to obtain such Lender's individual consent) with one or more Replacement Lenders pursuant to Section 1.13 so long as at the time of such replacement, each such Replacement Lender consents to the proposed change, waiver, discharge or termination or (B) terminate such non-consenting Lender's Revolving Loan Commitment (if such Lender's consent is required as a result of its Revolving Loan Commitment) and/or repay each Tranche of outstanding Term Loans of such Lender which gave rise to the need to obtain such Lender's consent, in accordance with Sections 3.02(b) and/or 4.01(iv), provided that, unless the Commitments terminated and Loans repaid pursuant to preceding clause (B) are immediately replaced in full at such time through the addition of new Lenders or the increase of the Commitments and/or outstanding Loans of existing Lenders (who in each case must specifically consent thereto), then in the case of any action pursuant to preceding clause (B) the Required Lenders (determined both before and after giving effect to the proposed action) shall specifically consent thereto, provided further, that in any event the Borrower shall not have the right to replace a Lender, terminate its Revolving Loan Commitment or repay its Loans solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) pursuant to the second proviso to Section 13.12(a).

         13.13 Survival. All indemnities set forth herein including, without limitation, in Sections 1.10, 1.11, 2.05, 4.04, 12.06, 13.01 and 13.06 shall, subject to Section 13.15 (to the extent applicable), survive the execution, delivery and termination of this Agreement and the Notes and the making and repayment of the Loans.

         13.14 Domicile of Loans. Each Lender may transfer and carry its Loans at, to or for the account of any office, Subsidiary or Affiliate of such Lender. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans pursuant to this Section 13.14 would, at the time of such transfer, result in increased costs under Section 1.10, 1.11, 2.05 or 4.04 from those being charged by the respective Lender prior to such transfer, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer).

         13.15 Confidentiality. (a) Subject to the provisions of clause (b) of this Section 13.15, each Lender agrees that it will use its best efforts not to disclose without the prior consent of the Borrower (other than to its employees, auditors, advisors or counsel or to another Lender if the Lender or such Lender's holding or parent company or board of trustees in its sole discretion determines that any such party should have access to such information), any information with respect to the Borrower or any of its Subsidiaries which is now or in the future furnished pursuant to this Agreement or any other Credit Document, provided that any Lender may disclose any such information (a) as has become generally available to the public other than by virtue of a breach of this Section 13.15(a) by the respective Lender, (b) as may be required or appropriate (x) in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors or (y) in connection with any request or requirement of any such regulatory body (including any securities exchange or self-regulatory body), (c) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Lender, (e) to the Administrative Agent or the Collateral Agent, (f) to any prospective or actual transferee or participant in connection with any contemplated transfer or participation of any of the Notes or Commitments or any interest therein by such Lender, provided that such prospective transferee agrees to be bound by the confidentiality provisions contained in this Section 13.15 and (g) to any Person (or such Person's investment advisor) with whom such Lender has entered into or proposes to enter into (in each case either directly or indirectly) any credit swap agreement with respect to such Lender's Loans and/or Commitments, provided such Person (and such investment advisor, if any) agrees to be bound by the confidentiality provisions contained in this Section 13.15.

         (b) The Borrower hereby acknowledges and agrees that each Lender may share with any of their affiliates or investment advisors any information related to the Borrower or any of its Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of the Borrower or its Subsidiaries, provided such Persons shall be subject to the provisions of this Section 13.15 to the same extent as such Lender).

         13.16 Register. The Borrower hereby designates the Administrative Agent to serve as its agent, solely for purposes of this Section 13.16, to maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Lenders, the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. Failure to make any such recordation, or any error in such recordation shall not affect the Borrower's obligations in respect of such Loans. With respect to any Lender, the transfer of any Commitment of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Commitment shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitment and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitment and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitment and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 13.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Commitment and/or Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Note evidencing such Commitment and/or Loan, if any, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Lender and/or the new Lender, if requested by such assigning or transferor Lender and/or such new Lender. The Borrower shall indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 13.16.

         13.17 Release of Health Choice. Notwithstanding anything to the contrary contained in this Agreement or the other Credit Documents, the parties hereto acknowledge and agree that, as of the date on which Health Choice is released from its guaranty obligations in respect of the Senior Subordinated Notes, Health Choice shall be automatically released from its obligations under the Subsidiaries Guaranty and the Security Documents (it being understood and agreed that the foregoing release shall not affect in any way the pledge of stock of Health Choice by the Borrower pursuant to the Pledge Agreement).



                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

Address:                               IASIS HEALTHCARE CORPORATION
-------
IASIS Healthcare Corporation
113 Seaboard Lane
Suite A-200
Franklin, TN 37067                     By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer
Attention: President or General
           Counsel
Telephone: (615) 844-2747
Facsimile: (615) 846-3006

Address:                               MORGAN GUARANTY TRUST COMPANY
-------                                  OF NEW YORK, Individually and as
1 Chase Manhattan Plaza                  Administrative Agent
New York, New York 10081

Attention: Dawn Lee Lum
Telephone: (212) 270-2472              By:
Facsimile: (212) 270-3279               -------------------------------------
                                          Name:
                                          Title:

                                       JP MORGAN SECURITIES, INC., as Co-Lead
                                         Arranger



                                       By: /s/ ROBERT GARIGLIO
                                          -------------------------------------
                                          Name: Robert Gariglio
                                          Title: Vice President


                                       THE BANK OF NOVA SCOTIA., Individually,
                                         as Syndication Agent and as Co-Lead
                                         Arranger



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       BNP PARIBAS, Individually and as
                                         Documentation Agent



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       MORGAN GUARANTY TRUST COMPANY OF NEW YORK



                                       BY: /s/ DAWN LEE LUM
                                          -------------------------------------
                                          NAME: Dawn Lee Lum
                                          TITLE: Vice President

                                       THE BANK OF NOVA SCOTIA



                                       BY: /s/ W. J. BROWN
                                          -------------------------------------
                                          NAME: W. J. Brown
                                          TITLE: Vice President

                                       [BNP PARIBAS]



                                       BY: /s/ BROCK HARRIS
                                          -------------------------------------
                                          NAME: Brock Harris
                                          TITLE: Director



                                       BY: /s/ RO TOYOSHIMA
                                          -------------------------------------
                                          NAME: Ro Toyoshima
                                          TITLE: Vice President

SIGNATURE LINE:                         MONUMENT CAPITAL LTD., AS ASSIGNEE
                                        BY: ALLIANCE CAPITAL MANAGEMENT, L.P.,
                                            as Investment Manager
                                        BY: ALLIANCE CAPITAL MANAGEMENT
                                            CORPORATION, as General Partner



                                        BY:/s/ TERESA MCCARTHY
                                           ------------------------------------
                                           NAME:  Teresa McCarthy
                                           TITLE: Vice President

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

SIGNATURE LINE:                         NEW ALLIANCE GLOBAL CDO, LIMITED
                                        BY: ALLIANCE CAPITAL MANAGEMENT, L.P.,
                                            as Sub-advisor
                                        BY: ALLIANCE CAPITAL MANAGEMENT
                                            CORPORATION, as General Partner



                                        BY:/s/ TERESA MCCARTHY
                                           ------------------------------------
                                           NAME:  Teresa McCarthy
                                           TITLE: Vice President

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                                        AMMC CDO I, LIMITED
                                        BY: AMERICAN MONEY MANAGEMENT CORP.
                                            as Collaterial Manager



                                        BY: /s/ DAVID P. MEYER
                                           ------------------------------------
                                           NAME:  David P. Meyer
                                           TITLE: Vice President

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                                        AMMC CDO II, LIMITED
                                        BY: AMERICAN MONEY MANAGEMENT CORP.,
                                            as Collateral Manager



                                        BY: /s/ DAVID P. MEYER
                                           ------------------------------------
                                           NAME:  David P. Meyer
                                           TITLE: Vice President

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                                        BLACK DIAMOND CLO 1998-I LTD.



                                        BY: /s/ ALAN CORKISH
                                           ------------------------------------
                                           NAME:  Alan Corkish
                                           TITLE: Director

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                                        BLACK DIAMOND CLO 2000-I LTD



                                        BY: /s/ ALAN CORKISH
                                           ------------------------------------
                                           NAME:  Alan Corkish
                                           TITLE: Director

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                                        MAGNETITE ASSET INVESTORS, LLC
                                        MAGNETITE ASSET INVESTORS III, LLC
                                        BLACK ROCK SENIOR LOAN TRUST
                                        SENIOR LOAN FUND



                                        BY: /s/
                                           ------------------------------------
                                           NAME:
                                                -------------------------------
                                           TITLE: Director

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                                        CARYLE HIGH YIELD PARTNERS, L.P.



                                        BY: /s/ LINDA PACE
                                           ------------------------------------
                                           NAME:  Linda Pace
                                           TITLE: Vice President

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                                        CARYLE HIGH YIELD PARTNERS II, LTD.



                                        BY: /s/ LINDA PACE
                                           ------------------------------------
                                           NAME:  Linda Pace
                                           TITLE: Vice President

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                                        CARYLE HIGH YIELD PARTNERS III, LTD.



                                        BY: /s/ LINDA PACE
                                           ------------------------------------
                                           NAME:  Linda Pace
                                           TITLE: Vice President

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                                        CANADIAN IMPERIAL BANK OF COMMERCE



                                        BY: /s/ WILLIAM M. SWENSON
                                           ------------------------------------
                                           NAME:  William M. Swenson
                                           TITLE: Authorized Signatory

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                                        CAPTIVA FINANCE LTD.



                                        BY: /s/ DAVID DYER
                                           ------------------------------------
                                           NAME:  David Dyer
                                           TITLE: Director

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                                        CSAM FUNDING I



                                        BY: /s/ ANDREW H. MARSHAK
                                           ------------------------------------
                                           NAME:  Andrew H. Marshak
                                           TITLE: Authorized Signatory

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                                        FIRST DOMINION FUNDING I



                                        BY: /s/ ANDREW H. MARSHAK
                                           ------------------------------------
                                           NAME:  Andrew H. Marshak
                                           TITLE: Authorized Signatory

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                                        FIRST DOMINION FUNDING II



                                        BY: /s/ ANDREW H. MARSHAK
                                           ------------------------------------
                                           NAME:  Andrew H. Marshak
                                           TITLE: Authorized Signatory

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                                        FIRST DOMINION FUNDING III



                                        BY: /s/ ANDREW H. MARSHAK
                                           ------------------------------------
                                           NAME:  Andrew H. Marshak
                                           TITLE: Authorized Signatory

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                           LONG LANE MASTER TRUST IV



                           BY: /s/
                              --------------------------------------------------
                              NAME:
                              TITLE:

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                           FRANKLIN FLOATING RATE TRUST


                           BY: /S/ CHAUNCEY F. LUFKIN
                              -------------------------
                              NAME: Chauncey F. Lufkin
                              TITLE: Vice President

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                           FRANKLIN FLOATING RATE MASTER SERIES


                           BY: /S/ CHAUNCEY F. LUFKIN
                              ---------------------------------
                           NAME:  Chauncey F. Lufkin
                           TITLE: Vice President

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                           FRANKLIN FLOATING RATE DAILY ACCESS FUND


                           BY: /S/ CHAUNCEY F. LUFKIN
                              -------------------------------------
                              NAME:  Chauncey F. Lufkin
                              TITLE: Vice President

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                           FRANKLIN CLO II, LIMITED


                           BY: /S/ CHAUNCEY F. LUFKIN
                              -------------------------------------
                              NAME:  Chauncey F. Lufkin
                              TITLE: Vice President

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                           GENERAL ELECTRIC CAPITAL CORPORATION

                           BY: /S/ BRIAN S. BECKWITH
                              ---------------------------------
                              NAME:  Brian S. Beckwith
                              TITLE: Duly Authorized Signatory

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                           ELC (CAYMAN) LTD.
                           BY: INSTITUTIONAL DEBT MANAGEMENT, INC.,
                                as Collateral Manager


                           BY: /S/ JOHN STELWAGON
                              -------------------------------------
                              NAME:  John Stelwagon
                              TITLE: Managing Director

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                           ELC (CAYMAN) LTD. 1999-III
                           BY: INSTITUTIONAL DEBT MANAGEMENT, INC.,
                                as Collateral Manager


                           BY: /S/ JOHN STELWAGON
                              -------------------------------------
                              NAME:  John Stelwagon
                              TITLE: Managing Director

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                           ELC (CAYMAN) LTD. 2000-I
                           BY: INSTITUTIONAL DEBT MANAGEMENT, INC.,
                                as Collateral Manager


                           BY: /S/ JOHN STELWAGON
                              -------------------------------------
                              NAME:  John Stelwagon
                              TITLE: Managing Director

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                           TRYON CLO LTD. 2000-I
                           BY: INSTITUTIONAL DEBT MANAGEMENT, INC.,
                                as Collateral Manager


                           BY: /S/ JOHN STELWAGON
                               ------------------------------------
                               NAME:  John Stelwagon
                               TITLE: Managing Director

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                           AIM FLOATING RATE FUND
                           BY: INVESCO SENIOR SECURED MANAGEMENT, INC.,
                                as Attorney in Fact


                           BY: /S/ GREGORY STOECKLE
                              -----------------------------------------
                              NAME:  Gregory Stoeckle
                              TITLE: Authorized Signatory

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                           AVALON CAPITAL LTD.
                           BY: INVESCO SENIOR SECURED MANAGEMENT, INC.,
                                as Portfolio Advisor


                           BY: /S/ GREGORY STOECKLE
                              -----------------------------------------
                              NAME:  Gregory Stoeckle
                              TITLE: Authorized Signatory

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                           AVALON CAPITAL LTD. 2
                           BY: INVESCO SENIOR SECURED MANAGEMENT, INC.,
                                as Portfolio Advisor


                           BY: /S/ GREGORY STOECKLE
                              -----------------------------------------
                              NAME:  Gregory Stoeckle
                              TITLE: Authorized Signatory

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                           CHARTER VIEW PORTFOLIO
                           BY: INVESCO SENIOR SECURED MANAGEMENT, INC.,
                                as Investment Advisor


                           BY: /S/ GREGORY STOECKLE
                              -----------------------------------------
                              NAME:  Gregory Stoeckle
                              TITLE: Authorized Signatory

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                           INVESCO CBO 2000-I LTD.
                           BY: INVESCO SENIOR SECURED MANAGEMENT, INC.,
                                as Portfolio Advisor


                           BY: /S/ GREGORY STOECKLE
                              ------------------------------------------
                              NAME:  Gregory Stoeckle
                              TITLE: Authorized Signatory

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                           CERES II FINANCE LTD.
                           BY: INVESCO SENIOR SECURED MANAGEMENT, INC.,
                                as Sub-Managing Agent (Financial)

                           BY: /S/ GREGORY STOECKLE
                              -----------------------------------------
                              NAME:  Gregory Stoeckle
                              TITLE: Authorized Signatory

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                           KATONAH I, LTD.


                           BY: /S/ RALPH DELLA ROCCA
                              ------------------------------
                              NAME:  Ralph Della Rocca
                              TITLE: Authorized Officer
                                     KATONAH CAPITAL, L.L.C.
                                     as Manager

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                           KATONAH II, LTD.


                           BY: /S/ RALPH DELLA ROCCA
                              ------------------------------
                              NAME:  Ralph Della Rocca
                              TITLE: Authorized Officer
                                     KATONAH CAPITAL, L.L.C.
                                     as Manager

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                           SYNDICATED LOAN FUNDING TRUST
                           BY: LEHMAN COMMERCIAL PAPER INC.,
                                not in its individual capacity, but solely
                                as Asset Manager


                           BY: /S/ MICHELLE SWANSON
                              --------------------------------------------
                              NAME:  Michelle Swanson
                              TITLE: Authorized Signatory

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                           MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                           BY: /S/ JOSEPH MATTEO
                              -------------------------------------------
                              NAME:  Joseph Matteo
                              TITLE: Authorized Signatory

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                           SENIOR HIGH INCOME PORTFOLIO, INC.


                           BY: /S/ JOSEPH MATTEO
                              -------------------------------
                              NAME:  Joseph Matteo
                              TITLE: Authorized Signatory

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                           NATIONAL WESTMINSTER BANK, PLC
                           BY: NATWEST CAPITAL MARKETS LIMITED,
                                its Agent
                           BY: GREENWICH CAPITAL MARKETS, INC.,
                                its Agent


                           BY: /S/ HARRY PASCHALIDIS
                              -------------------------------------------
                              NAME:  Harry Paschalidis
                              TITLE: Assistant Vice President

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                           CLYDESDALE CLO 2001-I, LTD.
                           NOMURA CORPORATE RESEARCH AND
                           ASSET MANAGEMENT
                              as Collateral Manager


                           BY: /S/ RICHARD STEWART
                              --------------------------
                              NAME:  Richard Stewart
                              TITLE: Director

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                           SEABOARD CLO 2000 LTD.


                           BY: /S/ SHEPPARD H.C. DAVIS, JR.
                              -------------------------------
                              NAME:  Sheppard H.C. Davis, Jr.
                              TITLE: CEO of SEABOARD & CO.
                                           Its Collateral Manager

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                           LIBERTY-STEIN ROE ADVISOR FLOATING RATE
                           ADVANTAGE FUND
                           BY: STEIN ROE & FARNHAM INCORPORATED
                               as Advisor


                           BY: /S/ BRIAN W. GOOD
                              ---------------------------------------------
                              NAME:  Brian W. Good
                              TITLE: Sr. Vice President & Portfolio Manager

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                           STEIN ROE FLOATING RATE
                           LIMITED LIABILITY COMPANY


                           BY: /S/ BRIAN W. GOOD
                              ---------------------------------------
                              NAME:  Brian W. Good
                              TITLE: Senior Vice President
                                     STEIN ROE & FARNHAM INCORPORATED,
                                     as Advisor to the STEIN ROE FLOATING
                                          RATE LIMITED LIABILITY COMPANY

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                           UBS AG, STAMFORD BRANCH
                           BY: UBS WARBURG LLC
                                    as Agent


                           BY: /S/ ANTHONY N. JOSEPH
                              ------------------------------------
                              NAME:  Anthony N. Joseph
                              TITLE: Associate Director
                                     Banking Products Services, US


                           BY: /S/ SUSAN BRUNNER
                              ------------------------------------
                              NAME:  Susan Brunner
                              TITLE: Associate Director
                                     Banking Products Services, US

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                           ZERMATT CBO LIMITED
                           (BY: UBS AG, New York Branch
                                as its collateral manager)



                           BY: /S/
                              ----------------------------
                              NAME:
                              TITLE: Executive Director

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                           ZIONS FIRST NATIONAL BANK

                           BY: /S/ JIM C. STANCHFIELD
                              --------------------------------------------
                              NAME:  Jim C. Stanchfield
                              TITLE: Vice President

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                           SRF 2000 LLC


                           BY: /S/ ANN E. MORRIS
                              ---------------------------------------
                              NAME:  Ann E. Morris
                              TITLE: Asst. Vice President

        [SIGNATURE PAGE TO IASIS AMENDED AND RESTATED CREDIT AGREEMENT]

                          ACKNOWLEDGEMENT AND AGREEMENT

                  Each of the undersigned, each being a Subsidiary Guarantor on the Restatement Effective Date (including each Subsidiary of the Borrower which was a Subsidiary Guarantor immediately before the Restatement Effective Date and each Subsidiary of the Borrower which becomes a Subsidiary Guarantor on the Restatement Effective Date) hereby acknowledges and agrees to the provisions of the foregoing Amended and Restated Agreement, and hereby agrees for the benefit of the Lenders that (i) all extensions of credit pursuant thereto (including the increased extensions of credit made as a result of the occurrence of the Restatement Effective Date and all other obligations pursuant to this Agreement), shall be fully entitled to the benefits of (and shall be fully guaranteed and secured pursuant to the provisions of) all Subsidiaries Guaranties and Security Documents and (ii) all references in the Credit Documents to the "Credit Agreement" shall be deemed to be a reference to this Agreement.

                                       SALT LAKE REGIONAL MEDICAL CENTER, INC.,
                                           as a Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       JORDAN VALLEY HOSPITAL, INC., as a
                                           Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       DAVIS HOSPITAL & MEDICAL CENTER, INC.,
                                           as a Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       ROCKY MOUNTAIN MEDICAL CENTER, INC., as
                                           a Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       PIONEER VALLEY HOSPITAL, INC., as a
                                           Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       PIONEER VALLEY HEALTH PLAN, INC.,
                                           as a Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       CLINICARE OF UTAH, INC., as a Subsidiary
                                           Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       SOUTHRIDGE PLAZA HOLDINGS, INC.,
                                           as a Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       SANDY CITY HOLDINGS, INC., as a
                                           Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       DAVIS SURGICAL CENTER HOLDINGS, INC.,
                                           as a Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       ST. LUKE'S BEHAVIORAL HOSPITAL, LP, as a
                                           Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       ST. LUKE'S MEDICAL CENTER, LP, as a
                                           Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       TEMPE ST. LUKE'S HOSPITAL, LP,
                                           as a Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       MEMORIAL HOSPITAL OF TAMPA, LP, as a
                                           Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       PALMS OF PASADENA HOSPITAL, LP,
                                           as a Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       TOWN & COUNTRY HOSPITAL, LP, as a
                                           Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       ODESSA REGIONAL HOSPITAL, LP,
                                           as a Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       SOUTHWEST GENERAL HOSPITAL, LP, as a
                                           Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       MESA GENERAL HOSPITAL, LP,
                                           as a Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       HEALTH CHOICE ARIZONA, INC., as a
                                           Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       METRO AMBULATORY SURGERY CENTER, INC.,
                                           as a Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       BILTMORE SURGERY CENTER HOLDINGS, INC.
                                           (f/k/a Biltmore Surgery Center,
                                           Inc.), as a Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       SSJ ST. PETERSBURG HOLDINGS, INC.,
                                           as a Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       FIRST CHOICE PHYSICIANS NETWORK HOLDINGS
                                           INC., as a Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       BAPTIST JOINT VENTURE HOLDINGS, INC., as
                                           a Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       BEAUMONT HOSPITAL HOLDINGS, INC., as a
                                           Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       IASIS HEALTHCARE HOLDINGS, INC.,
                                           as a Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       IASIS MANAGEMENT COMPANY,
                                           as a Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       BILTMORE SURGERY CENTER, INC.,
                                           as a Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       IASIS HEALTHCARE MSO SUB OF SALT LAKE
                                           CITY, LLC, as a Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       PALMS OF PASADENA HOMECARE, INC.,
                                           as a Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       IASIS HOME INFUSION AND MEDICAL
                                           EQUIPMENT, INC.,
                                           as a Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       IASIS FINANCE, INC. (f/k/a IASIS
                                           Homecare of Arizona, Inc.),as a
                                           Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       TAMPA BAY STAFFING SOLUTIONS, INC.
                                           (f/k/a Town & Country Homecare,
                                           Inc.), as a Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       ARIZONA DIAGNOSTIC & SURGICAL CENTER,
                                           INC. (f/k/a Arizona Diagnostics &
                                           Surgical Center, Inc.), as a
                                           Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       MCS/AZS, INC.,
                                           as a Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       BROOKWOOD DIAGNOSTIC CENTER OF TAMPA,
                                           INC., as a Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       OASIS STAFFING SERVICES, INC. (f/k/a
                                           CliniCare of Arizona, Inc.),
                                           as a Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       CLINICARE OF TEXAS, INC.,
                                           as a Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                       PERMIAN PREMIER HEALTH SERVICES, INC.
                                           as a Subsidiary Guarantor



                                       By: /s/ W. CARL WHITMER
                                          -------------------------------------
                                          Name: W. Carl Whitmer
                                          Title: Vice President, Treasurer

                                                                       EXHIBIT A

                           FORM OF NOTICE OF BORROWING


                                                                          [Date]



Morgan Guaranty Trust Company of New York,
  as Administrative Agent  (the "Administrative
  Agent") for the Lenders party to the Credit
  Agreement referred to below
1 Chase Manhattan Plaza
New York, New York  10081

Attention:  Anne Bowles

Ladies and Gentlemen:

         The undersigned, IASIS Healthcare Corporation, a Delaware corporation (the "Borrower"), refers to the Amended and Restated Credit Agreement, dated as of October 15, 1999 and amended and restated as of October 4, 2001 (as so amended and restated and as the same may be further amended, restated, modified and/or supplemented from time to time, the "Credit Agreement", the terms defined therein being used herein as therein defined), among the Borrower, certain financial institutions from time to time party thereto (the "Lenders"), J.P. Morgan Securities Inc. and The Bank of Nova Scotia, as Co-Lead Arrangers and Co-Book Runners, BNP Paribas, as Documentation Agent, The Bank of Nova Scotia, as Syndication Agent and you, as Administrative Agent for such Lenders, and hereby gives you notice, irrevocably, pursuant to Section 1.03(a) of the Credit Agreement, that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 1.03(a) of the Credit Agreement:

                  (i) The Business Day of the Proposed Borrowing is __________, ____.(1)


                  (ii) The aggregate principal amount of the Proposed Borrowing is $__________.


---------------

(1) Shall be a Business Day at least one Business Day after the date hereof (in the case of Base Rate Loans) and three Business Days after the date hereof (in the case of Eurodollar Loans).

                                                                       EXHIBIT A
                                                                          Page 2


                  (iii) The Loans to be made pursuant to the Proposed Borrowing shall consist of [Incremental Term Loans] [Revolving Loans].

                  (iv) The Loans to be made pursuant to the Proposed Borrowing shall be initially maintained as [Base Rate Loans] [Eurodollar Loans].

                  [(v) The initial Interest Period for the Proposed Borrowing is [one month] [two months] [three months] [six months].2

                  The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed
Borrowing:

                  (A) the representations and warranties contained in the Credit Agreement, the Security Documents and the other Credit Documents are and will be true and correct in all material respects, before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and

                  (B) no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.

                                                Very truly yours,

                                                IASIS HEALTHCARE CORPORATION



                                                By:
                                                   -----------------------------
                                                   Name:
                                                   Title:

----------------

(2)        To be included only for a Proposed Borrowing of Eurodollar Loans.

                                                                     EXHIBIT B-1

                           FORM OF TRANCHE A TERM NOTE



U.S. $____________________                                    New York, New York
                                                              _________ __, ____



         FOR VALUE RECEIVED, IASIS Healthcare Corporation, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of [_____________________] (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of Morgan Guaranty Trust Company of New York (the "Administrative Agent") located at 1 Chase Manhattan Plaza, New York, New York 10081 on the Tranche A Term Loan Maturity Date (as defined in the Agreement) the principal sum of ___________________ DOLLARS ($___________) or, if less, the unpaid principal amount of all Tranche A Term Loans (as defined in the Agreement) made by the Lender pursuant to the Agreement, payable at such times and in such amounts as are specified in the Agreement.

         The Borrower promises also to pay interest on the unpaid principal amount of each Tranche A Term Loan made by the Lender in like money at said office from the date hereof until paid at the rates and at the times provided in
Section 1.08 of the Agreement.

         This Note is one of the Tranche A Term Notes referred to in the Amended and Restated Credit Agreement, dated as of October 15, 1999 and amended and restated as of October 4, 2001, among the Borrower, the financial institutions from time to time party thereto (including the Lender), J.P. Morgan Securities Inc. and The Bank of Nova Scotia, as Co-Lead Arrangers and Co-Book Runners, BNP Paribas, as Documentation Agent, The Bank of Nova Scotia, as Syndication Agent, and Morgan Guaranty Trust Company of New York, as Administrative Agent (as so amended and restated and as the same may be further amended, restated, modified and/or supplemented from time to time, the "Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement) and is entitled to the benefits of the Subsidiaries Guaranty (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Tranche A Term Loan Maturity Date, in whole or in part, and Tranche A Term Loans may be converted from one Type (as defined in the Agreement) into another Type to the extent provided in the Agreement.

         In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

                                                                     EXHIBIT B-1
                                                                          Page 2


         The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


                                              IASIS HEATHCARE CORPORATION



                                              By:
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                                                     EXHIBIT B-2



                           FORM OF TRANCHE B TERM NOTE



U.S. $____________________                                    New York, New York
                                                              _________ __, ____



         FOR VALUE RECEIVED, IASIS Healthcare Corporation, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of [________________________] (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of Morgan Guaranty Trust Company of New York (the "Administrative Agent") located at 1 Chase Manhattan Plaza, New York, New York 10081 on the Tranche B Term Loan Maturity Date (as defined in the Agreement) the principal sum of ___________________ DOLLARS ($___________) or, if less, the unpaid principal amount of all Tranche B Term Loans (as defined in the Agreement) made by the Lender pursuant to the Agreement, payable at such times and in such amounts as are specified in the Agreement.

         The Borrower promises also to pay interest on the unpaid principal amount of each Tranche B Term Loan made by the Lender in like money at said office from the date hereof until paid at the rates and at the times provided in
Section 1.08 of the Agreement.

         This Note is one of the Tranche B Term Notes referred to in the Amended and Restated Credit Agreement, dated as of October 15, 1999 and amended and restated as of October 4, 2001, among the Borrower, the financial institutions from time to time party thereto (including the Lender), J.P. Morgan Securities Inc. and The Bank of Nova Scotia, as Co-Lead Arrangers and Co-Book Runners, BNP Paribas, as Documentation Agent, The Bank of Nova Scotia, as Syndication Agent, and Morgan Guaranty Trust Company of New York, as Administrative Agent (as so amended and restated and as the same may be further amended, restated, modified and/or supplemented from time to time, the "Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement) and is entitled to the benefits of the Subsidiaries Guaranty (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Tranche B Term Loan Maturity Date, in whole or in part, and Tranche B Term Loans may be converted from one Type (as defined in the Agreement) into another Type to the extent provided in the Agreement.

         In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

                                                                     EXHIBIT B-2
                                                                          Page 2


         The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                              IASIS HEALTHCARE CORPORATION



                                              By:
                                                 ------------------------------
                                                 Name:
                                                 Title:

                                                                     EXHIBIT B-3


                          FORM OF INCREMENTAL TERM NOTE



U.S. $____________________                                    New York, New York
                                                              _________ __, ____



         FOR VALUE RECEIVED, IASIS Healthcare Corporation, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of [________________________] (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of Morgan Guaranty Trust Company of New York (the "Administrative Agent") located at 1 Chase Manhattan Plaza, New York, New York 10081 on the Incremental Term Loan Maturity Date (as defined in the Agreement) the principal sum of ___________________ DOLLARS ($___________) or, if less, the unpaid principal amount of all Incremental Term Loans (as defined in the Agreement) made by the Lender pursuant to the Agreement, payable at such times and in such amounts as are specified in the Agreement.

         The Borrower promises also to pay interest on the unpaid principal amount of each Incremental Term Loan made by the Lender in like money at said office from the date hereof until paid at the rates and at the times provided in
Section 1.08 of the Agreement.

         This Note is one of the Incremental Term Notes referred to in the Amended and Restated Credit Agreement, dated as of October 15, 1999 and amended and restated as of October 4, 2001, among the Borrower, the financial institutions from time to time party thereto (including the Lender), J.P. Morgan Securities Inc. and The Bank of Nova Scotia, as Co-Lead Arrangers and Co-Book Runners, BNP Paribas, as Documentation Agent, The Bank of Nova Scotia, as Syndication Agent, and Morgan Guaranty Trust Company of New York, as Administrative Agent (as so amended and restated and as the same may be further amended, restated, modified and/or supplemented from time to time, the "Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement) and is entitled to the benefits of the Subsidiaries Guaranty (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Incremental Term Loan Maturity Date, in whole or in part, and Incremental Term Loans may be converted from one Type (as defined in the Agreement) into another Type to the extent provided in the Agreement.

         In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

                                                                     EXHIBIT B-3
                                                                          Page 2


         The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                             IASIS HEALTHCARE CORPORATION



                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                                                     EXHIBIT B-4

                             FORM OF REVOLVING NOTE



U.S. $____________________                                    New York, New York
                                                              _________ __, ____



         FOR VALUE RECEIVED, IASIS Healthcare Corporation, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of [_________________________] (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of Morgan Guaranty Trust Company of New York (the "Administrative Agent") located at 1 Chase Manhattan Plaza, New York, New York 10081 on the Revolving Loan Maturity Date (as defined in the Agreement) the principal sum of ___________________ DOLLARS ($____________) or, if less, the unpaid principal amount of all Revolving Loans (as defined in the Agreement) made by the Lender pursuant to the Agreement, payable at such times and in such amounts as are specified in the Agreement.

         The Borrower promises also to pay interest on the unpaid principal amount of each Revolving Loan made by the Lender in like money at said office from the date hereof until paid at the rates and at the times provided in
Section 1.08 of the Agreement.

         This Note is one of the Revolving Notes referred to in the Amended and Restated Credit Agreement, dated as of October 15, 1999 and amended and restated as of October 4, 2001, among the Borrower, the financial institutions from time to time party thereto (including the Lender), J.P. Morgan Securities Inc. and The Bank of Nova Scotia, as Co-Lead Arrangers and Co-Book Runners, BNP Paribas, as Documentation Agent, The Bank of Nova Scotia, as Syndication Agent, and Morgan Guaranty Trust Company of New York, as Administrative Agent (as so amended and restated and as the same may be further amended, restated, modified and/or supplemented from time to time, the "Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement) and is entitled to the benefits of the Subsidiaries Guaranty (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Revolving Loan Maturity Date, in whole or in part, and Revolving Loans may be converted from one Type (as defined in the Agreement) into another Type to the extent provided in the Agreement.

         In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

                                                                     EXHIBIT B-4
                                                                          Page 2


         The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


                                             IASIS HEALTHCARE CORPORATION



                                             By:
                                                -------------------------------
                                                Name:
                                                Title:

                                                                     EXHIBIT B-5


                             FORM OF SWINGLINE NOTE



U.S. $____________________                                    New York, New York
                                                              _________ __, ____



         FOR VALUE RECEIVED, IASIS Healthcare Corporation, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of Morgan Guaranty Trust Company of New York (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of Morgan Guaranty Trust Company of New York (the "Administrative Agent") located at 1 Chase Manhattan Plaza, New York, New York 10081 on the Swingline Expiry Date (as defined in the Agreement) the principal sum of ___________ DOLLARS ($____________) or, if less, the unpaid principal amount of all Swingline Loans (as defined in the Agreement) made by the Lender pursuant to the Agreement, payable at such times and in such amounts as are specified in the Agreement.

         The Borrower promises also to pay interest on the unpaid principal amount of each Swingline Loan made by the Lender in like money at said office from the date hereof until paid at the rates and at the times provided in
Section 1.08 of the Agreement.

         This Note is the Swingline Note referred to in the Amended and Restated Credit Agreement, dated as of October 15, 1999 and amended and restated as of October 4, 2001, among the Borrower, the financial institutions from time to time party thereto (including the Lender), J.P. Morgan Securities Inc. and The Bank of Nova Scotia, as Co-Lead Arrangers and Co-Book Runners, BNP Paribas, as Documentation Agent, The Bank of Nova Scotia, as Syndication Agent, and Morgan Guaranty Trust Company of New York, as Administrative Agent (as so amended and restated and as the same may be further amended, restated, modified and/or supplemented from time to time, the "Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This
Note is secured by the Security Documents (as defined in the Agreement) and is entitled to the benefits of the Subsidiaries Guaranty (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Swingline Expiry Date, in whole or in part.

         In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

                                                                     EXHIBIT B-5
                                                                          Page 2


         The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


                                              IASIS HEALTHCARE CORPORATION



                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                                                       EXHIBIT C



                        FORM OF LETTER OF CREDIT REQUEST



No.  1                                                              Dated  2
    ---                                                                   ---


Morgan Guaranty Trust Company of New York, as Administrative Agent, under the
   Amended and Restated Credit Agreement, dated as of October 15, 1999 and amended and restated as of October 4, 2001 (as amended and restated and as the same may be further amended, restated, modified and/or supplemented from time to time, the "Credit Agreement"), among IASIS Healthcare Corporation, a Delaware corporation (the "Borrower"), the financial institutions from time to time party thereto, J.P. Morgan Securities Inc. and The Bank of Nova Scotia, as Co-Lead Arrangers and Co-Book Runners, BNP Paribas, as Documentation Agent, The Bank of Nova Scotia, as Syndication Agent, and Morgan Guaranty Trust Company of New York, as Administrative Agent
1 Chase Manhattan Plaza
New York, New York  10081

[[_________________], as Issuing Bank under the Credit Agreement


-----------------

-----------------]]

Ladies and Gentlemen:

                  Pursuant to Section 2.02 of the Credit Agreement, we hereby request that the Issuing Bank referred to above issue a [Trade] [Standby] Letter of Credit for the account of the



------------

(1)   Letter of Credit Request Number.

(2)   Date of Letter of Credit Request.

                                                                       EXHIBIT C
                                                                          Page 2



undersigned on 3 (the "Date of Issuance") in the aggregate Stated Amount of 4.

         For purposes of this Letter of Credit Request, unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the respective meanings provided therein.

         The beneficiary of the requested Letter of Credit will be 5, and such Letter of Credit will be in support of 6 and will have a stated expiration date of 7.

         We hereby certify that:

         (A) the representations and warranties contained in the Credit Agreement and the other Credit Documents are and will be true and correct in all material respects on the Date of Issuance, both before and after giving effect to the issuance of the Letter of Credit requested hereby, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and

         (B) no Default or Event of Default has occurred and is continuing nor, after giving effect to the issuance of the Letter of Credit requested hereby, would such a Default or Event of Default occur.


-------------

(3) Date of Issuance which shall be (x) a Business Day and (y) at least 3 Business Days after the date hereof (or such earlier date as is acceptable to the respective Issuing Bank in any given case).

(4) Aggregate initial Stated Amount of Letter of Credit which should not be less than $50,000 (or such lesser amount as is acceptable to the respective Issuing Bank in any given case).

(5)  Insert name and address of beneficiary.

(6) Insert a description of L/C Supportable Indebtedness (in the case of Standby Letters of Credit) and a description of permitted trade obligations of the Borrower or any of its Subsidiaries (in the case of Trade Letters of Credit).

(7) Insert the last date upon which drafts may be presented which may not be later than (i) in the case of Standby Letters of Credit, the earlier of (x) 12 months after the Date of Issuance and (y) the fifth Business Day preceding the Revolving Loan Maturity Date and (ii) in the case of Trade Letters of Credit, the earlier of (x) 180 days after the Date of Issuance and (y) 10 days prior to the Revolving Loan Maturity Date.

                                                                       EXHIBIT C
                                                                          Page 3

         The proposed form or provisions of the requested Letter of Credit is attached hereto.

                                             IASIS HEALTHCARE CORPORATION



                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                                                       EXHIBIT D



                     FORM OF SECTION 4.04(b)(ii) CERTIFICATE


         Reference is hereby made to the Amended and Restated Credit Agreement, dated as of October 15, 1999 and amended and restated as of October 4, 2001, among IASIS Healthcare Corporation, a Delaware corporation, the financial institutions from time to time party thereto, J.P. Morgan Securities Inc. and The Bank of Nova Scotia, as Co-Lead Arrangers (in such capacity, each a "Co-Lead Arranger" and collectively, the "Co-Lead Arrangers") and Co-Book Runners (in such capacity, each a "Co-Book Runner" and collectively, the "Co-Book Runners"), BNP Paribas, as Documentation Agent (in such capacity, the "Documentation Agent"), The Bank of Nova Scotia, as Syndication Agent (in such capacity, the "Syndication Agent"), and Morgan Guaranty Trust Company of New York, as Administrative Agent (in such capacity, the "Administrative Agent") (as so amended and restated and as the same may be further amended, restated, modified and/or supplemented from time to time, the "Credit Agreement"). Pursuant to the provisions of Section 4.04(b)(ii) of the Credit Agreement, I, the undersigned, hereby certifies that the Lender is not a "bank" as such term is used in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended.

         I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of [___________________]

                                             [NAME OF LENDER]



                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

Date:  _______________, _____

                                                                       EXHIBIT E



                                                           _______________, 200_

The financial institutions set forth on
  Schedule I hereto

Morgan Guaranty Trust Company of New York, as Administrative Agent and as Collateral Agent

         Re:      IASIS Healthcare Corporation

Ladies and Gentlemen:

         We have acted as special counsel to JLL Healthcare, LLC, a Delaware limited liability company ("JLL Healthcare"), IASIS Healthcare Corporation, a Delaware corporation (the "Borrower"), the subsidiaries of the Borrower listed on Schedule II hereto (each a "Delaware Subsidiary", and collectively, the "Delaware Subsidiaries", and together with the Borrower, the "Delaware Loan Parties"), Permian Premier Health Services, Inc., a Texas corporation (the "Texas Loan Party") and the subsidiaries of the Borrower listed on Schedule III hereto (each a "Non-Delaware/Texas Loan Party", and collectively, the "Non-Delaware/Texas Loan Parties, and together with the Delaware Loan Parties and the Texas Loan Party, the "Loan Parties"), in connection with the preparation, execution and delivery of (i) the Amended and Restated Credit Agreement, dated as of October __, 2001 (the "Credit Agreement"), among the Borrower, the Lenders set forth on Schedule I hereto (the "Lenders"), J.P. Morgan Securities Inc. and The Bank of Nova Scotia as Co-Lead Arrangers and Co-Book Runners, BNP Paribas as Documentation Agent, The Bank of Nova Scotia as Syndication Agent, and Morgan Guaranty Trust Company of New York as the Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"); (ii) the Amended and Restated Security Agreement, dated as of the date hereof (the "Security Agreement"), among the Loan Parties as grantors and the Administrative Agent acting as Collateral Agent (in such capacity, the "Collateral Agent") for the benefit of the parties specified therein; (iii) the Amended and

The Lenders set forth
  on Schedule I hereto
Morgan Guaranty Trust Company
  of New York
______________, 200_
Page 2

Restated Pledge Agreement, dated as of the date hereof (the "Pledge Agreement"), among the Loan Parties as pledgors and the Collateral Agent for the benefit of the parties specified therein; and (iv) the Subsidiaries Guaranty, dated as of the date hereof (the "Subsidiaries Guaranty").

                  This opinion is being delivered pursuant to Section 5.03 of the Credit Agreement.

                  In our examination we have assumed the genuineness of all signatures (other than the Loan Parties) including indorsements, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as facsimile, electronic, certified or photostatic copies, and the authenticity of the originals of such copies. As to any facts material to this opinion which we did not independently establish or verify, we have relied upon statements and representations of the Loan Parties and their respective officers and other representatives and of public officials, including the facts and conclusions set forth therein.

                  In rendering the opinions set forth herein, we have examined and relied on originals or copies, of the following records:

                  (a) the Credit Agreement;

                  (b) the Security Agreement;

                  (c) the Pledge Agreement;

                  (d) the Subsidiaries Guaranty;

                  (e) the mortgage (the "Mortgage") and mortgage modifications (the "Mortgage Modifications") described on Schedule IV;

The Lenders set forth
  on Schedule I hereto
Morgan Guaranty Trust Company
  of New York
 __, 200_
Page 3

                  (f) unfiled copies of financing statements naming each of "IASIS Healthcare Corporation" and the Delaware Loan Parties identified on Schedule II hereto, respectively as debtor, and "Morgan Guaranty Trust Company of New York, as Collateral Agent", as secured party, which we understand will be filed within ten (10) days of the transfer of the security interest in the office of the Secretary of State of the State of Delaware (such filing office, the "Delaware Filing Office" and such financing statements, collectively, the "Delaware Financing Statements");

                  (g) unfiled copies of financing statements naming "Permian Premier Health Services, Inc." as debtor, and "Morgan Guaranty Trust Company of New York, as Collateral Agent", as secured party, which we understand will be filed within ten (10) days of the transfer of the security interest in the office of the Secretary of State of the State of Texas (such filing office, the "Texas Filing Office" and such financing statement, the "Texas Financing Statement");

                  (h) a certificate executed by an officer of each of the Loan Parties, dated the date hereof, a copy of which is attached as Exhibit A hereto (the "Opinion Certificate");

                  (i) certified copies of the Certificate of Incorporation or Certificate of Limited Partnership, as the case may be, dated on or about , 200_, from the Secretary of the State of Delaware or Texas, as applicable, and the By-laws or partnership agreement, as the case may be, of each of the Delaware Loan Parties and the Texas Loan Party (the "Organizational Documents");

                  (j) certified copies of the resolutions of the Board of Directors of each of the Delaware Loan Parties and Texas Loan Party adopted on October , 2001 and October __, 2001, respectively;

The Lenders set forth
  on Schedule I hereto
Morgan Guaranty Trust Company
  of New York
 __, 200_
Page 4

                  (k) certificates, dated on or about           , 200_, from the
         Secretary of State of the State of Delaware as to the existence and good standing in the State of Delaware of each of the Delaware Loan Parties (each, a "Delaware Good Standing Certificate" and, collectively, the "Delaware Good Standing Certificates");

                  (l) a certificate, dated on or about          , 200_, from the
         Secretary of State of the State of Texas as to the existence and good standing in the State of Texas of the Texas Loan Party (a "Texas Good Standing Certificate"); and

                  (m) such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below.

                  Capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as ascribed thereto in the Credit Agreement. As used herein, (i) "Loan Documents" shall mean those documents listed in clauses (a) through (e) above, (ii) "Security Documents" shall mean those documents listed in clauses (b) through (d) above, (iii) "Applicable Contracts" shall mean those agreements or instruments set forth on Schedule I to the Opinion Certificate, (iv) "Applicable Laws" shall mean those laws, rules and regulations which, in our experience, are normally applicable to transactions of the type contemplated by the Loan Documents, without our having made any special investigation as to the applicability of any specific law, rule or regulation, and which are not the subject of a specific opinion herein referring expressly to a particular law or laws, (v) "Applicable Orders" shall mean those orders or decrees of governmental authorities listed on Schedule II to the Opinion Certificate, (vi) "Governmental Approval" shall mean any consent, approval, license, authorization or validation of, or filing, recording or registration with, any governmental authority pursuant to the Applicable Laws of the State of New York, the Applicable Laws of the United States of America (including without limitation, Regulations U and X of the Federal Reserve Board), the General Corporation Law of the State of Delaware (the "DGCL"), and the Delaware Revised Uniform Limited Partnership Act ("DRULPA"), (vii) "NY UCC" shall mean the

The Lenders set forth
  on Schedule I hereto
Morgan Guaranty Trust Company
  of New York
 __, 200_
Page 5

Uniform Commercial Code as in effect on the date hereof in the State of New York, (viii) "DE UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Delaware, (ix) "TX UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Texas, (x) "UCC" means the "NY UCC", "DE UCC" and/or the "TX UCC", as applicable (without regard to laws referenced in Section 9-201 thereof), (x) "Article 9 Collateral" shall mean that portion of the Collateral (as defined in the Security Agreement) which is subject to Article 9 of the UCC.

                  We express no opinion as to the laws of any jurisdiction other than (i) the Applicable Laws of the State of New York, (ii) the Applicable Laws of the United States of America (including without limitation, Regulations U and X of the Federal Reserve Board), (iii) the DGCL, (iv) the DRULPA, (iv) in the case of the second sentence of opinion paragraph 1 and opinion paragraph 19, the Business Corporation Act of the State of Texas (the "TBCA") and (v) the UCC.

                  Based upon the foregoing and subject to the limitations, exceptions, assumptions and qualifications set forth herein, we are of the opinion that:

                  1. Each of the Delaware Loan Parties is validly existing and in good standing under the laws of the State of Delaware. Based solely upon a review of the certificate described in clause (m) above, the Texas Loan Party is validly existing and in good standing under the laws of the State of Texas.

                  2. Each of the Delaware Loan Parties and the Texas Loan Party has the requisite power and authority to execute, deliver and perform all of its obligations under each of the Loan Documents to which it is a party under the laws of the State of Delaware and the State of Texas, as applicable. The execution and delivery by each of the Delaware Loan Parties and the Texas Loan Party of each of the Loan Documents, the Delaware Financing Statements and the Texas Financing Statements to which it is a party and the consummation by each of the Delaware Loan Parties and the Texas Loan Party of the transactions contemplated thereby, have been duly authorized by all requisite action on the part of each of the Delaware Loan

The Lenders set forth
  on Schedule I hereto
Morgan Guaranty Trust Company
  of New York
 __, 200_
Page 6

Parties under the laws of the State of Delaware and the State of Texas, as applicable. Each of the Delaware Loan Parties and the Texas Loan Party has duly executed and delivered the Loan Documents to which it is a party under the laws of the State of Delaware and the State of Texas, as applicable.

                  3. Each of the Loan Documents (other than the Mortgage and the Mortgage Modifications, the Delaware Financing Statements and the Texas Financing Statement, as to which we express no opinion) constitutes the valid and binding obligation of each Loan Party which is a party thereto, enforceable under the laws of the State of New York against each such Loan Party in accordance with its terms.

                  4. The execution and delivery by each Loan Party of each of the Loan Documents to which it is a party and the performance by each Loan Party of its obligations under each of the Loan Documents to which it is a party, each in accordance with its terms, do not (i) constitute a violation of, or a default under, any Applicable Contracts to which such Loan Party is a party or (ii) cause the creation of any security interest or lien (other than the liens granted under, or created by, the Security Documents) upon any of the property of any such Loan Party pursuant to any Applicable Contracts to which such Loan Party is a party. We do not express any opinion, however, as to whether the execution, delivery or performance by any of the Loan Parties of the Loan Documents to which it is a party will constitute a violation of, or a default under, any covenant, restriction or provision of any Applicable Contract to which such Loan Party is a party with respect to financial ratios or tests or any aspect of the financial condition or results of operations of such Loan Party. We call to your attention that certain of the Applicable Contracts are governed by laws other than those as to which we express our opinion. We express no opinion as to the effect of such other laws on the opinions herein stated.

                  5. The execution and delivery by each of the Delaware Loan Parties and the Texas Loan Party of each of the Loan Documents to which it is a party and the performance by each of the Delaware Loan Parties and the Texas Loan Party of its obligations under each of the Loan Documents to which it is a party, each in accordance with its terms, do not conflict with the Certificate of Incorporation or

The Lenders set forth
  on Schedule I hereto
Morgan Guaranty Trust Company
  of New York
 __, 200_
Page 7


Certificate of Formation, as the case may be, or By-laws or partnership agreement, as the case may be, of each such Delaware Loan Party and Texas Loan Party, as applicable.

               6. Neither the execution, delivery or performance by each Loan Party of the Loan Documents nor the compliance by each Loan Party with the terms and provisions thereof will contravene any provision of any Applicable Law of the State of New York or any Applicable Law of the United States of America, including, without limitation, Regulations U and X of the Federal Reserve Board.

               7. No Governmental Approval, which has not been obtained or taken, and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery by or enforceability against each of the Loan Parties of any of the Loan Documents to which it is a party, except the filing of UCC-1 financing statements pursuant to the Security Documents and the recording of the Mortgage and the Mortgage Modifications.

                  8. Neither the execution, delivery or performance by any Loan Party of its obligations under the Loan Documents to which it is a party nor compliance by such Loan Party with the terms thereof will contravene any Applicable Order against any such Loan Party.

                  9. Each Loan Party is not and, solely after giving effect to the consummation of the Loan Documents to which such Loan Party is a party, will not be subject to registration and regulation as an "investment company" as such term is defined in the Investment Company Act of 1940.

                  10. Neither the execution, delivery or performance by any Loan Party of the Loan Documents to which it is a party will violate any provision of the Public Utility Holding Company Act of 1935, as amended.

                  11. The provisions of the Security Agreement are effective to create under the NY UCC, in favor of the Collateral Agent for the benefit of the

The Lenders set forth
  on Schedule I hereto
Morgan Guaranty Trust Company
  of New York
 __, 200_
Page 8

Lenders to secure the Obligations (as defined in the Security Agreement), a valid security interest in the rights of each of the Loan Parties in the Article 9 Collateral granted by such Loan Party.

                  12. The provisions of the Security Agreement are sufficient to constitute authorization by each of the Delaware Loan Parties of the filing of the respective Delaware Financing Statement for purposes of
Section 9-509 of the DE UCC.

                  13. The provisions of the Security Agreement are sufficient to constitute authorization by the Texas Loan Party of the filing of the Texas Financing Statement for purposes of Section 9-509 of the TX UCC.

                  14. The Delaware Financing Statements include all of the types of information required by Sections 9-502(a) and 9-516 of the DE UCC in order for such Delaware Financing Statements to be in appropriate form for filing in the Delaware Filing Office.

                  15. The Texas Financing Statement includes all of the types of information required by Sections 9-502(a) and 9-516 of the TX UCC in order for such Texas Financing Statement to be in appropriate form for filing in the Texas Filing Office.

                  16. Under the DE UCC, upon the later of attachment of the security interest and the filing of the Delaware Financing Statements in the Delaware Filing Office, the security interest of the Collateral Agent for the benefit of the Lenders will be perfected in each Delaware Loan Party's rights in the Article 9 Collateral other than (i) money, (ii) deposit accounts, (iii) letter of credit rights, (iv) goods covered by a certificate of title statute,
(v) any property subject to a statute, regulation or treaty of the United States whose requirements for a security interest's obtaining priority over the rights of a lien creditor with respect to the property preempt Section 9-310(a) of the DE UCC, (vi) as-extracted collateral or timber to be cut and (vii) any goods subject to a negotiable document of title.

The Lenders set forth
  on Schedule I hereto
Morgan Guaranty Trust Company
  of New York
 __, 200_
Page 9

                  17. Under the TX UCC, upon the later of attachment of the security interest and the filing of the Texas Financing Statement in the Texas Filing Office, the security interest of the Collateral Agent for the benefit of the Lenders will be perfected in the Texas Loan Party's rights in the Article 9 Collateral other than (i) money, (ii) deposit accounts, (iii) letter of credit rights, (iv) goods covered by a certificate of title statute, (v) any property subject to a statute, regulation or treaty of the United States whose requirements for a security interest's obtaining priority over the rights of a lien creditor with respect to the property preempt Section 9-310(a) of the TX UCC, (vi) as-extracted collateral or timber to be cut and (vii) any goods subject to a negotiable document of title.

                  18. You have asked whether each of the Delaware Loan Parties is a "registered organization" as defined in the DE UCC. Pursuant to 8 Del. C. Section 103(6) of the DGCL and Section 17-206(a) of DRULPA, the Secretary of State of the State of Delaware is required to maintain a public record showing each of the Delaware Loan Parties to have been organized. Based on our review of the Organizational Documents of each of the Delaware Loan Parties, we are of the opinion that under the DE UCC, the DGCL and the DRULPA, as applicable, each of the Delaware Loan Parties is a "registered organization".

                  19. You have asked whether the Texas Loan Party is a "registered organization" as defined in the TX UCC. Pursuant to Article 3.03 of the TBCA and Title I, part 4, chapter 71, section 71.1 of the Texas Administrative Code (the "TAC"), the Secretary of State of the State of Texas is required to maintain a public record showing the Texas Loan Party to have been organized. Based on our review of the Organizational Documents of the Texas Loan Party, we are of the opinion that under the TX UCC, the TBCA and the TAC, as applicable, the Texas Loan Party is a "registered organization".

                  20. The provisions of the Pledge Agreement are effective to create under the NY UCC, in favor of the Collateral Agent for the benefit of the Lenders to secure the Obligations (as defined in the Pledge Agreement), a valid security interest

The Lenders set forth
  on Schedule I hereto
Morgan Guaranty Trust Company
  of New York
 __, 200_
Page 10

in the respective rights of the Delaware Loan Parties and the Texas Loan Party in the certificates identified on Schedule V attached to this opinion letter (the "Securities Collateral").

                  21. Assuming that the Collateral Agent has no notice of any adverse claims with respect to the Securities Collateral then, upon attachment of the security interest and the delivery of such Securities Collateral to the Collateral Agent for the benefit of the Lenders indorsed, by an effective indorsement, to the Collateral Agent for the benefit of the Lenders or in blank in the State of New York, the Collateral Agent for the benefit of the Lenders will (i) have a perfected security interest in such Securities Collateral and (ii) acquire such Securities Collateral (and the shares represented thereby) free of any adverse claims under Section 8-303 of the NY UCC. As used herein, "notice of adverse claim" has the meaning set forth in
Section 8-105 of the NY UCC and includes, without limitation, any adverse claim that the Collateral Agent would discover upon any investigation which such person has a duty, imposed by statute or regulation, to investigate.

                  Our opinions are subject to the following assumptions and qualifications:

                  (a) Enforcement may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law);

                  (b) We have assumed that each of the Loan Documents constitutes the valid and binding obligation of each party to such Loan Document (other than the Loan Parties) enforceable against such other party in accordance with its terms;

                  (c) We express no opinion as to the effect on the opinions expressed herein of (i) the compliance or non-compliance of any party (other than the Loan Parties) to the Loan Documents with any state, federal or other

The Lenders set forth
  on Schedule I hereto
Morgan Guaranty Trust Company
  of New York
 __, 200_
Page 11


         laws or regulations applicable to it or (ii) the legal or regulatory status or the nature of the business of any party (other than the Loan Parties);

                  (d) We express no opinion as to the enforceability of any rights to contribution or indemnification provided for in the Loan Documents which are violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation);

                  (e) Certain of the remedial provisions with respect to the security including waivers with respect to the exercise of remedies against the collateral contained in the Security Documents and the Guaranty may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of the Security Documents or the Guaranty, each taken as a whole, and each of the Security Documents and the Guaranty, each taken as a whole, together with applicable law, contains adequate provisions for the practical realization of the benefits of the security; and

                  (f) We express no opinion with respect to any provision of the Credit Agreement to the extent it authorizes or permits any purchaser of a participation interest to set-off or apply any deposit, property or indebtedness with respect to any participation interest;

                      In rendering the foregoing opinions, we have assumed, with your consent, that:

                  (a) Each of the Non-Delaware/Texas Loan Parties is validly existing and in good standing as a corporation or limited liability company, as the case may be, under the laws of the state of its incorporation or formation, as the case may be;

                  (b) Each of the Non-Delaware/Texas Loan Parties has the power and authority to execute, deliver and perform all of its obligations under each of the Loan Documents to which it is a party and the execution and delivery

The Lenders set forth
  on Schedule I hereto
Morgan Guaranty Trust Company
  of New York
 __, 200_
Page 12

         of each of the Loan Documents and the consummation by each of the Non-Delaware/Texas Loan Parties of the transactions contemplated thereby have been duly authorized by all requisite action on the part of each of the Non-Delaware/Texas Loan Parties. Each of the Loan Documents has been duly authorized, executed and delivered by each of the Non-Delaware/Texas Loan Parties which is a party thereto;

                  (c) The execution, delivery and performance by each of the Non-Delaware/Texas Loan Parties of any of its obligations under the Loan Documents to which it is a party do not and will not conflict with, contravene, violate or constitute a default under the Certificate of Incorporation or Certificate of Formation or the By-laws or operating agreement, as the case may be, of each such Non-Delaware/Texas Loan Party;

                  (d) The execution, delivery and performance by each of the Loan Parties of any of its obligations under the Loan Documents to which it is a party do not and will not conflict with, contravene, violate or constitute a default under (i) any lease, indenture, instrument or other agreement to which such Loan Party or its property is subject (other than the Applicable Contracts as to which we express our opinion in paragraph 4 herein), (ii) any rule, law or regulation to which such Loan Party is subject (other than Applicable Laws of the State of New York and Applicable Laws of the United States of America as to which we express our opinion in paragraph 6 herein) or (iii) any judicial or administrative order or decree of any governmental authority (other than Applicable Orders as to which we express our opinion in para- graph 8 herein); and

                  (e) No authorization, consent or other approval of, notice to or filing with any court, governmental authority or regulatory body (other than Governmental Approvals as to which we express our opinion in paragraph 7 herein) is required to authorize or is required in connection with the execution, delivery or performance by the Loan Parties of the Loan Documents to which it is a party or the transactions contemplated thereby.

The Lenders set forth
  on Schedule I hereto
Morgan Guaranty Trust Company
  of New York
 __, 200_
Page 13


                  Our opinions in paragraphs 11 through 21 with respect to the security interest of the Collateral Agent for the benefit of the Lenders in the
Article 9 Collateral are subject to the following additional qualifications:

                  (a) We have assumed that each Delaware Loan Party and the Texas Loan Party owns, or with respect to after acquired property will own, the Article 9 Collateral applicable to it, and we express no opinion as to the nature or extent of such Delaware Loan Party's or Texas Loan Party's rights in, or title to, any of the Article 9 Collateral and we note that with respect to any after acquired property, the security interest will not attach until such Delaware Loan Party or Texas Loan Party, as the case may be, acquires ownership thereof;

                  (b) We express no opinion with respect to the proceeds of the
         Article 9 Collateral;

                  (c) We express no opinion with respect to the security interest of the Collateral Agent for the benefit of the Lenders in any commercial tort claims;

                  (d) In the case of goods, we express no opinion regarding the security interest of the Collateral Agent for the benefit of the Lenders in any goods which are an accession to, or commingled or processed with other goods to the extent that the security interest of the Collateral Agent for the benefit of the Lenders is limited by
         Section 9-335 or 9-336 of the UCC;

                  (e) To the extent that the Article 9 Collateral includes "general intangibles" other than "payment intangibles" or "health-care insurance receivables," we have assumed that there are no agreements between any Delaware Loan Party or Texas Loan Party and any account debtor or person obligated on a promissory note prohibiting, restricting or conditioning the assignment of any portion of the
         Article 9 Collateral except to the extent that

The Lenders set forth
  on Schedule I hereto
Morgan Guaranty Trust Company
  of New York
 __, 200_
Page 14

         such anti-assignment provisions are rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC. We call to your attention that in many cases where the UCC renders anti-assignment provisions ineffective for purposes of creation, attachment or perfection of the security interest, the security interest is not enforceable against the account debtor or person obligated on a promissory note;

                  (f) For purposes of our opinion paragraph 18, we have assumed that each Delaware Loan Party is not organized under the laws of any juris- diction other than the State of Delaware and that the internal affairs of such Delaware Loan Party are not otherwise subject to the laws of any jurisdiction other than Delaware. We call to your attention that to the extent that the internal affairs of such Delaware Loan Party are subject to regulation under the laws of another State, the State of Delaware may recognize such authority. See, e.g., McDermott Inc. v. Lewis, 531 A.2d 206 (Del.1987). Further, we have assumed that each Delaware Loan Party has not and will not file (A) any certificates of transfer or continuance pursuant to DGCL ss. 390(a), DRULPA ss. 17-216(a), DLLC ss. 18-213(a), (B) any certificates of domestication pursuant to DGCL ss. 388(b)(1), DRULPA ss.17-215(i), DLLC ss. 18-212(b) or (C) any similar certificates in any jurisdiction other than the State of Delaware;

                  (g) For purposes of our opinion paragraph 19, we have assumed that the Texas Loan Party is not incorporated in any jurisdiction other than the State of Texas. Further, we have assumed that the Texas Loan Party has not and will not file any articles of conversion, certificates of domestication, transfer or continuance or similar certificates in any jurisdiction other than the State of Texas;

                  (h) We note that we have delivered to you our opinion with respect to each Delaware Loan Party's and the Texas Loan Party's status as a "registered organization." Except to the extent that this determination is an element of your choice of law analysis, we express no opinion as to the law

The Lenders set forth
  on Schedule I hereto
Morgan Guaranty Trust Company
  of New York
 __, 200_
Page 15

         governing perfection, the effect of perfection and non-perfection or priority of the security interest;

                  (i) We call to your attention that pursuant to Section 9-108(c) of the UCC a description of collateral such as "all assets" or "all personal property" or words of similar import are not adequate descriptions of property for purposes of Section 9-203 of the UCC and, accordingly, we express no opinion as to any such description of property. In addition, we express no opinion whether the description "a non-interest bearing cash collateral account" is an adequate description of property for purposes of Sections 9-203, 9-502 or 9-504 of the UCC;

                  (j) We express no opinion with respect to the nature or extent of the obligations secured by the security interest granted to any Person other than the Collateral Agent for the benefit of the Lenders;

                  (k) We advise you that with respect to that portion of the
         Article 9 Collateral in which the Collateral Agent for the benefit of the Lenders has been granted a security interest by more than one agreement, a court may limit the Collateral Agent's right to choose among the remedies otherwise given to it for the benefit of the Lenders by such agreements with respect to such Article 9 Collateral;

                  (l) We express no opinion regarding the security interest of the Collateral Agent for the benefit of the Lenders in any copyrights, patents, trademarks, service marks or other intellectual property, the proceeds thereof or money due with respect to the lease, license or use thereof except to the extent Article 9 of the UCC may be applicable to the foregoing and, without limiting the generality of the foregoing, we express no opinion as to the effect of any federal laws relating to copyrights, patents, trademarks, service marks or other intellectual property on the opinions expressed herein; and

The Lenders set forth
  on Schedule I hereto
Morgan Guaranty Trust Company
  of New York
 __, 200_
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                  (m) We call to your attention that the right of the Collateral Agent for the benefit of the Lenders to become a partner may be limited by applicable law and the terms of the partnership agreement pursuant to which the partnership was formed, as amended from time to time, and that the only remedy may be the right to receive distributions to which the relevant Loan Party is otherwise entitled pursuant to the partnership agreement.

                  Our opinions in paragraphs 20 and 21 with respect to the security interest of the Collateral Agent for the benefit of the Lenders in the Securities Collateral are subject to the following additional qualifications:

                  (a) We have assumed that each Delaware Loan Party and Texas Loan Party owns, or with respect to after-acquired property will own, the Securities Collateral applicable to it, and we express no opinion as to the nature or extent of such Delaware Loan Party's and Texas Loan Party's rights in, or title to, such Securities Collateral;

                  (b) We express no opinion with respect to the proceeds of the Securities Collateral;

                  (c) We express no opinion as to the law governing perfection, the effect of perfection and non-perfection or priority of the security interest;

                  (d) We advise you that with respect to that portion of the Securi- ties Collateral in which the Collateral Agent for the benefit of the Lenders has been granted a security interest by more than one agreement, a court may limit the Collateral Agent's right to choose among the remedies otherwise given to it by such agreements with respect to such Securities Collateral; and

                  (e) We express no opinion with respect to the nature or extent of the obligations secured by the security interest granted to any Person other than the Collateral Agent for the benefit of the Lenders.

The Lenders set forth
  on Schedule I hereto
Morgan Guaranty Trust Company
  of New York
 __, 200_
Page 17


                  This opinion is being furnished only to you in connection with the Credit Agreement and the transactions contemplated thereby and is solely for your benefit and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other person or entity for any purpose without our prior written consent; provided that any Person who becomes a Lender under the Credit Agreement after the date hereof shall have the right to rely on this opinion as if it were addressed to such Person and delivered to such Person on the date hereof.

                                             Very truly yours,

                                                                       EXHIBIT F

                          FORM OF OFFICERS' CERTIFICATE

                  I, the undersigned, [Authorized Officer] of [Name of Credit Party], a [__________] organized and existing under the laws of the State of [_________] (the "Company"), [which [__________] constitutes the general partner of ______, a______ [general] [limited] partnership (the "Partnership")] [which [__________] constitutes the managing member of _________, a _________ limited liability company (the "Limited Liability Company")] do hereby certify, solely in my capacity as an officer of the Company and not in my individual capacity, on behalf of the Company [, as the general partner of the Partnership] [, as the managing member of the Limited Liability Company] that:

                  1. This Certificate is furnished pursuant to the Amended and Restated Credit Agreement, dated as of October 15, 1999 and amended and restated as of October 4, 2001, among IASIS Healthcare Corporation, a Delaware corporation the financial institutions from time to time party thereto, J.P. Morgan Securities Inc. and The Bank of Nova Scotia, as Co-Lead Arrangers (in such capacity, each a "Co-Lead Arranger" and collectively, the "Co-Lead Arrangers") and Co-Book Runners (in such capacity, each a "Co-Book Runner" and collectively, the "Co-Book Runners", BNP Paribas, as Documentation Agent (in such capacity, the "Documentation Agent"), The Bank of Nova Scotia, as Syndication Agent (in such capacity, the "Syndication Agent"), and Morgan Guaranty Trust Company of New York, as Administrative Agent (in such capacity, the "Administrative Agent") (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

                  2. The following named individuals are elected or appointed officers of the Company, each holds the office of the Company set forth opposite [his] [her] name. The signature written opposite the name and title of each such officer is [his] [her] genuine signature.

              Name(1)                       Office                     Signature
         --------------                   -----------                -------------

         --------------                   -----------                -------------

         --------------                   -----------                -------------

         --------------                   -----------                -------------

---------------

(1) Include name, office and signature of each officer who will sign any Document on behalf of the Company[, as general partner of the Partnership][, as the managing member of the Limited Liability Company], including the officer who will sign the certification at the end of this Certificate or related documentation.

                                                                       EXHIBIT F
                                                                          Page 2

                  3. [Attached hereto as Exhibit A is a] [On the date hereof, the] certified copy of the [Certificate of Incorporation of the Company] [Certificate of Partnership of the Partnership][Certificate of Formation of the Limited Liability Company], as filed in the office of the Secretary of State of the State of ________ on ___________, ____, together with all amendments thereto [adopted through the date hereof] [previously delivered to the Administrative Agent, remains in full force and effect and such organizational documents have not been rescinded, amended or modified [, except as attached hereto as Exhibit A]].

                  4. [Attached hereto as Exhibit B is a] [On the date hereof, the] [true and correct copy of the By-Laws of the Company which were duly adopted, are in full force and effect on the date hereof, and have been in effect since _____________, ______][certified copy of the [Partnership Agreement of the Partnership][Limited Liability Company Agreement of the Limited Liability Company], as filed in the office of the Secretary of State of the State of __________ on __________, _____, together with all amendments thereto [adopted through the date hereof] [previously delivered to the Administrative Agent, remains in full force and effect and such organizational documents have not been rescinded, amended or modified [, except as attached hereto as Exhibit B]].

                  5. Attached hereto as Exhibit C is a true and correct copy of resolutions which were duly adopted on __________, ____ [by unanimous written consent of the Board of Directors/Board of Managers of the Company] [by a meeting of the Board of Directors/Board of Managers of the Company at which a quorum was present and acting throughout], and said resolutions have not been rescinded, amended or modified. Except as attached hereto as Exhibit C, no resolutions have been adopted by the [Board of Directors] [Board of Managers] of the Company which deal with the execution, delivery or performance of any of the Documents to which the Company [, as the general partner of the Partnership,]
[, as the managing member of the Limited Liability Company,] is party.

                  [6.      On the date hereof, all of the conditions set forth
in Sections 5.06, 5.10, and 5.12 of the Credit Agreement have been satisfied (other than such conditions that are subject to the satisfaction of the Agents and/or the Required Lenders).

                  7. On the date hereof, all Employee Benefit Plans, Shareholders' Agreements, Management Agreements, Debt Agreements, Tax Sharing Agreements, Employment Agreements, Collective Bargaining Agreements and Materials Contracts previously delivered to the Administrative Agent by each Credit Party, remain in full force and effect [, except [__________________] attached hereto as Exhibit D].

                                                                       EXHIBIT F
                                                                          Page 3

                  8. On the date hereof, the Credit Agreement and the incurrence of all Loans and the issuance of all Letters of Credit thereunder are permitted under and constitute both "Senior Debt" and "Designated Senior Debt" under the Senior Notes Indenture.](2)

                  [6.][9.] On the date hereof, the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on the date hereof, both before and after giving effect to each Credit Event to occur on the date hereof and the application of the proceeds thereof, unless stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

                  [7.][10.] On the date hereof, no Default or Event of Default has occurred and is continuing or would result from any Credit Event to occur on the date hereof or from the application of the proceeds thereof.

                  [8.][11.] There is no proceeding for the dissolution or liquidation of the [Company] [Partnership] [Limited Liability Company] or, to the knowledge of the undersigned, threatening its existence.

---------------

(2)      Insert only in the Officers' Certificate of the Borrower.

                                                                       EXHIBIT F
                                                                          Page 4

                  IN WITNESS WHEREOF, I have hereunto set my hand this __ day of October, 2001.

                                       [NAME OF CREDIT PARTY]



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT F
                                                                          Page 5

                  I, the undersigned, [Secretary/Assistant Secretary] of the Company, do hereby certify on behalf of the Company[, as general partner of the Partnership,][, as the managing member of the Limited Liability Company,] that:

                  [Name of Person making above certifications] is the duly elected and qualified [__________] of the Company and the signature above is his genuine signature.

                  IN WITNESS WHEREOF, I have hereunto set my hand this __ day of October, 2001.

                                       [NAME OF CREDIT PARTY]



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT G


                                PLEDGE AGREEMENT


                  AMENDED AND RESTATED PLEDGE AGREEMENT, dated as of October 15, 1999 and amended an restated as of October 4, 2001 (as so amended and restated and as the same may be further amended, restated, modified and/or supplemented from time to time, this "Agreement"), among each of the undersigned (each, a "Pledgor" and, together with each other entity which becomes a party hereto pursuant to Section 25, collectively, the "Pledgors") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, not in its individual capacity but solely as Collateral Agent (the "Pledgee"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.


                              W I T N E S S E T H :


                  WHEREAS, IASIS Healthcare Corporation, a Delaware corporation (the "Borrower"), various financial institutions from time to time party thereto (the "Lenders"), J.P. Morgan Securities Inc. and The Bank of Nova Scotia, as Co-Lead Arrangers (in such capacity, each a "Co-Lead Arranger" and collectively, the "Co-Lead Arrangers") and Co-Book Runners (in such capacity, each a "Co-Book Runner" and collectively, the "Co-Book Runners"), BNP Paribas, as Documentation Agent (in such capacity, the "Documentation Agent"), The Bank of Nova Scotia, as Syndication Agent (in such capacity, the "Syndication Agent"), and Morgan Guaranty Trust Company of New York, as Administrative Agent (in such capacity, the "Administrative Agent", and together with the Lenders, the Co-Lead Arrangers, the Syndication Agent, each Issuing Bank, the Pledgee and the Collateral Agent, the "Lender Creditors") have entered into the Credit Agreement, providing for the extension of credit to the Borrower as contemplated therein;

                  WHEREAS, the Borrower may from time to time enter into one or more (i) interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements), (ii) foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values and/or (iii) other types of hedging agreements from time to time (each such agreement or arrangement with an Other Creditor (as hereinafter defined), an "Interest Rate Protection Agreement or Other Hedging Agreement"), with Morgan Guaranty Trust Company of New York in its individual capacity ("Morgan Guaranty"), any Lender or a syndicate of financial institutions organized by Morgan Guaranty or any such Lender, or an affiliate of Morgan Guaranty or any such Lender (Morgan Guaranty, any such Lender or Lenders or affiliate or affiliates of Morgan Guaranty or such Lender or Lenders (even if Morgan Guaranty or any such Lender ceases to be a Lender under the Credit Agreement for any reason) and any such institution that participates in such Interest Rate Protection Agreements or Other Hedging Agreements, and in each case their subsequent successors and assigns,

                                                                       EXHIBIT G
                                                                          Page 2


collectively, the "Other Creditors", and together with the Lender Creditors, the "Secured Creditors");

                  WHEREAS, pursuant to a Subsidiaries Guaranty, dated as of October 15, 1999 (as amended, restated, modified and/or supplemented from time to time, the "Subsidiaries Guaranty"), each Pledgor (other than the Borrower) has jointly and severally guaranteed to the Secured Creditors the payment when due of all obligations and liabilities of the Borrower under or with respect to the Credit Documents and each Interest Rate Protection Agreement and Other Hedging Agreement;

                  WHEREAS, it is a condition precedent to the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower under the Credit Agreement and to the Other Creditors entering into Interest Rate Protection Agreements and Other Hedging Agreements that each Pledgor shall have executed and delivered to the Pledgee this Agreement; and

                  WHEREAS, each Pledgor will obtain benefits from the incurrence of Loans by the Borrower and the issuance of Letters of Credit for the account of the Borrower under the Credit Agreement and the Borrower's entering into Interest Rate Protection Agreements or Other Hedging Agreements and, accordingly, desires to amend and restate the Pledge Agreement in the form of this Agreement and to execute this Agreement in order to satisfy the conditions precedent described in the preceding paragraph and to induce the Lenders to make Loans to the Borrower and to issue, and participate in, Letters of Credit for the account of the Borrower, and to induce the Other Creditors to enter into Interest Rate Protection Agreements and Other Hedging Agreements with the Borrower;

                  NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

                  1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

                  (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, indemnities, Fees and interest thereon) of such Pledgor owing to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with the Credit Agreement and the other Credit Documents to which such Pledgor is a party (including, in the case of a Pledgor other than the Borrower, all such obligations, liabilities and indebtedness under the Subsidiaries Guaranty) and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in the Credit Agreement and such other Credit Documents (all such obligations, liabilities and indebtedness under this clause (i), except to the extent

                                                                       EXHIBIT G
                                                                          Page 3


         guaranteeing obligations of the Borrower under Interest Rate Protection Agreements or Other Hedging Agreements, being herein collectively called the "Credit Document Obligations");

                  (ii) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, indemnities, fees and interest thereon) of such Pledgor owing to the Other Creditors, now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Protection Agreement or Other Hedging Agreement, whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereinafter arising, and the due performance and compliance with the terms, conditions and agreements of each such Interest Rate Protection Agreement and Other Hedging Agreement by such Pledgor, including, in the case of Pledgors other than the Borrower, all obligations, liabilities and indebtedness under the Subsidiaries Guaranty, in each case, in respect of the Interest Rate Protection Agreements and Other Hedging Agreements, and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in each such Interest Rate Protection Agreement and Other Hedging Agreement (all such obligations, liabilities and indebtedness under this clause (ii) being herein collectively called the "Other Obligations");

                  (iii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) and/or preserve its security interest therein;

                  (iv) in the event of any proceeding for the collection of the Obligations (as defined below) or the enforcement of this Agreement, after an Event of Default (such term, as used in this Agreement, shall mean and include any Event of Default under, and as defined in, the Credit Agreement and any payment default under any Interest Rate Protection Agreement or Other Hedging Agreement and shall in any event include, without limitation, any payment default (after the expiration of any applicable grace period) on any of the Obligations (as defined below)) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

                  (v) all amounts paid by any Indemnitee to which such Indemnitee has the right to reimbursement under Section 11 of this Agreement.

all such obligations, liabilities, indebtedness, sums and expenses set forth in clauses (i) through (v) of this Section 1 being collectively called the "Obligations", it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

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                                                                          Page 4


                  2. DEFINITIONS; ANNEXES. (a) Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as therein defined. Reference to singular terms shall include the plural and vice versa.

                  (b) The following capitalized terms used herein shall have the definitions specified below:

                  "Administrative Agent" shall have the meaning given such term in the recitals hereto.

                  "Adverse Claim" shall have the meaning given such term in
Section 8-102(a)(1) of the UCC.

                  "Agreement" shall have the meaning set forth in the first paragraph hereof.

                  "Borrower" shall mean IASIS Healthcare Corporation, a Delaware corporation.

                  "Certificated Security" shall have the meaning given such term in Section 8-102(a)(4) of the UCC.

                  "Clearing Corporation" shall have the meaning given such term in Section 8-102(a)(5) of the UCC.

                  "Co-Book Runner" shall have the meaning set forth in the recitals hereto.

                  "Co-Lead Arranger" shall have the meaning set forth in the recitals hereto.

                  "Collateral" shall have the meaning set forth in Section 3.1 hereof.

                  "Collateral Accounts" shall mean any and all accounts established and maintained by the Pledgee in the name of any Pledgor to which Collateral may be credited.

                  "Credit Agreement" shall mean the Amended and Restated Credit Agreement, dated as of October 15, 1999 and amended and restated as of October 4, 2001, among the Borrower, the Lenders, the Co-Lead Arrangers, the Documentation Agent, the Syndication Agent and the Administrative Agent, providing for the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower as contemplated therein, as so amended and restated and as the same may be amended, restated, modified, extended, renewed, replaced, supplemented, restructured and/or refinanced from time to time, and including any agreement extending the maturity of, refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers thereunder that are Subsidiaries of the Borrower and whose obligations are guaranteed by the Borrower and/or the Subsidiary Guarantors thereunder or any increase in the amount borrowed) all, or any portion of, the Indebtedness under such agreement or any successor agreements; provided that, with respect to any agreement providing for the refinancing of Indebtedness under the Credit Agreement, such

                                                                       EXHIBIT G
                                                                          Page 5


agreement shall only be treated as, or as part of, the Credit Agreement hereunder if (i) either (A) all obligations under the Credit Agreement being refinanced shall be paid in full at the time of such refinancing, and all commitments under the refinanced Credit Agreement shall have terminated in accordance with their terms or (B) the Required Lenders shall have consented in writing to the refinancing Indebtedness being treated, along with their Indebtedness, as Indebtedness pursuant to the Credit Agreement, (ii) the refinancing Indebtedness shall be permitted to be incurred under the Credit Agreement being refinanced (if such Credit Agreement is to remain outstanding) and (iii) a notice to the effect that the refinancing Indebtedness shall be treated as issued under the Credit Agreement shall be delivered by the Borrower to the Pledgee).

                  "Credit Document Obligations" shall have the meaning set forth in Section 1 hereof.

                  "Documentation Agent" shall have the meaning set forth in the recitals hereto.

                  "Domestic Corporation" shall have the meaning set forth in the definition of "Stock."

                  "Event of Default" shall have the meaning set forth in Section 1 hereof.

                  "Financial Asset" shall have the meaning given such term in
Section 8-102(a)(9) of the UCC.

                  "Foreign Corporation" shall have the meaning set forth in the definition of "Stock."

                  "Indemnitees" shall have the meaning set forth in Section 11 hereof.

                  "Instrument" shall have the meaning given such term in Section 9-102(a)(47) of the UCC.

                  "Interest Rate Protection or Other Hedging Agreement" shall have the meaning given such term in the recitals hereto.

                  "Investment Property" shall have the meaning given such term in Section 9-102(a)(49) of the UCC.

                  "Lender Creditors" shall have the meaning given such term in the recitals hereto.

                  "Lenders" shall have the meaning given such term in the recitals hereto.

                  "Limited Liability Company Assets" shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interest in other limited liability companies), at any time owned or represented by any Limited Liability Company Interest.

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                                                                          Page 6


                  "Limited Liability Company Interests" shall mean the entire limited liability company membership interest at any time owned by any Pledgor in any limited liability company.

                  "Location" of any Pledgor, shall mean such Pledgor's "location" as determined pursuant to Section 9-307 of the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Non-Voting Stock" shall mean all capital stock which is not Voting Stock.

                  "Notes" shall mean (x) all intercompany notes at any time issued to each Pledgor and (y) all other promissory notes from time to time issued to, or held by, each Pledgor.

                  "Obligations" shall have the meaning set forth in Section 1 hereof.

                  "Other Creditors" shall have the meaning set forth in the recitals hereto.

                  "Other Obligations" shall have the meaning set forth in
Section 1 hereof.

                  "Partnership Assets" shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interest in other partnerships), at any time owned or represented by any Partnership Interest.

                  "Partnership Interest" shall mean the entire general partnership interest or limited partnership interest at any time owned by any Pledgor in any general partnership or limited partnership.

                  "Pledged Notes" shall have the meaning set forth in Section
3.5 hereof.

                  "Pledgee" shall have the meaning set forth in the first paragraph hereof.

                  "Pledgor" shall have the meaning set forth in the first paragraph hereof.

                  "Proceeds" shall have the meaning given such term in Section 9-102(a)(64) of the UCC.

                  "Registered Organization" shall mean "registered organization" as such term is defined in Article 9 of the Uniform Commercial Code as in effect in the State of New York.

                  "Required Lenders" shall have the meaning given such term in the Credit Agreement.

                  "Secured Creditors" shall have the meaning set forth in the recitals hereto.

                  "Secured Debt Agreements" shall have the meaning set forth in
Section 5 hereof.

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                                                                          Page 7


                  "Securities Account" shall have the meaning given such term in
Section 8-501(a) of the UCC.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, as in effect from time to time.

                  "Security" and "Securities" shall have the meaning given such term in Section 8-102(a)(15) of the UCC and shall in any event include all Stock and Notes (to the extent same constitute "Securities" under Section 8-102(a)(15)).

                  "Security Entitlement" shall have the meaning given such term in Section 8-102(a)(17) of the UCC.

                  "Stock" shall mean (x) with respect to corporations incorporated under the laws of the United States or any State or territory thereof (each, a "Domestic Corporation"), all of the issued and outstanding shares of capital stock of any corporation at any time owned by any Pledgor of any Domestic Corporation and (y) with respect to corporations not Domestic Corporations (each a "Foreign Corporation"), all of the issued and outstanding shares of capital stock at any time owned by any Pledgor of any Foreign Corporation.

                  "Syndication Agent" shall have the meaning given such term in the recitals hereto.

                  "Termination Date" shall have the meaning set forth in Section 19 hereof.

                  "Transmitting Utility" shall mean "transmitting utility" as such term is defined in Article 9 of the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York from time to time; provided that all references herein to specific sections or subsections of the UCC are references to such sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the date hereof.

                  "Uncertificated Security" shall have the meaning given such term in Section 8-102(a)(18) of the UCC.

                  "Voting Stock" shall mean all classes of capital stock of any Foreign Corporation entitled to vote.

                  3.       PLEDGE OF SECURITY INTEREST, ETC.

                  3.1 Pledge. To secure the Obligations now or hereafter owed or to be performed by such Pledgor, each Pledgor does hereby grant, pledge and assign to the Pledgee for the benefit of the Secured Creditors, and does hereby create a continuing security interest (subject to those

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                                                                          Page 8


Liens permitted to exist with respect to the Collateral pursuant to the terms of all Secured Debt Agreements then in effect) in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (collectively, the "Collateral"):

                  (a) each of the Collateral Accounts (to the extent a security interest therein is not created pursuant to the Security Agreement), including any and all assets of whatever type or kind deposited by such Pledgor in such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, moneys, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited or required by the Credit Agreement or any other Secured Debt Agreement to be deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

                  (b)      all Securities of such Pledgor from time to time;

                  (c) all Limited Liability Company Interests of such Pledgor from time to time, excluding those in a limited liability company that is not a Subsidiary of the Borrower to the extent (and only to the extent) such Limited Liability Company Interests may not be pledged hereunder without violating the terms of the operating agreement or other organizational documents of such limited liability company, and all of its right, title and interest in each limited liability company to which each such interest relates, whether now existing or hereafter acquired, including, without limitation:

                           (A) all its capital therein and its interest in all profits, losses, Limited Liability Company Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

                           (B) all other payments due or to become due to such Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                           (C)      all of its claims, rights, powers,
                  privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

                           (D) all present and future claims, if any, of such Pledgor against any such limited liability company for moneys loaned or advanced, for services rendered or otherwise;

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                                                                          Page 9


                           (E) all of such Pledgor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing (with all of the foregoing rights only to be exercisable upon the occurrence and during the continuation of an Event of Default); and

                           (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

                  (d) all Partnership Interests of such Pledgor from time to time, excluding those in a partnership that is not a Subsidiary of the Borrower to the extent (and only to the extent) such Partnership Interests (or any of the following items (A) through (F)) may not be pledged hereunder without violating the terms of the partnership agreement or other organizational documents of such partnership, and all of its right, title and interest in each partnership to which each such interest relates, whether now existing or hereafter acquired, including, without limitation:

                           (A) all its capital therein and its interest in all profits, losses, Partnership Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interests;

                           (B) all other payments due or to become due to such Pledgor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                           (C)      all of its claims, rights, powers,
                  privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

                                                                       EXHIBIT G
                                                                         Page 10


                           (D) all present and future claims, if any, of such Pledgor against any such partnership for moneys loaned or advanced, for services rendered or otherwise;

                           (E) all of such Pledgor's rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing (with all of the foregoing rights only to be exercisable upon the occurrence and during the continuation of an Event of Default); and

                           (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

                  (e) all Security Entitlements of such Pledgor from time to time in any and all of the foregoing;

                  (f) all Financial Assets and Investment Property of such Pledgor from time to time; and

                  (g)      all Proceeds of any and all of the foregoing;

provided that (x) except to the extent provided by Section 8.13 of the Credit Agreement, no Pledgor shall be required at any time to pledge hereunder more than 65% of the Voting Stock of any Foreign Corporation and (y) each Pledgor shall be required to pledge hereunder 100% of any Non-Voting Stock at any time and from time to time acquired by such Pledgor of any Foreign Corporation.

                  3.2 Procedures. (a) To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by the respective Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, such Pledgor shall (to the

                                                                       EXHIBIT G
                                                                         Page 11


extent provided below) take the following actions as set forth below (as promptly as practicable and, in any event, within 10 days after it obtains such Collateral) for the benefit of the Pledgee and the Secured Creditors:

                  (i) with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation), the respective Pledgor shall physically deliver such Certificated Security to the Pledgee, endorsed to the Pledgee or endorsed in blank;

                  (ii) with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation), the respective Pledgor shall cause the issuer of such Uncertificated Security to duly authorize and execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee and the other Secured Creditors substantially in the form of Annex G hereto (appropriately completed to the satisfaction of the Pledgee and with such modifications, if any, as shall be satisfactory to the Pledgee) pursuant to which such issuer agrees to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Limited Liability Company Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction; it being understood that the Pledgee will not so originate any instructions to any such issuer unless an Event of Default has occurred and is continuing;

                  (iii) with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), the respective Pledgor shall promptly notify the Pledgee thereof and shall promptly take all actions (x) required
         (i) to comply with the applicable rules of such Clearing Corporation and (ii) to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-314(a) and (b), 9-106 and 8-106(d) of the UCC) and (y) as the Pledgee deems necessary or desirable to effect the foregoing;

                  (iv) with respect to a Partnership Interest or a Limited Liability Company Interest (other than a Partnership Interest or Limited Liability Interest credited on the books of a Clearing Corporation), (1) if such Partnership Interest or Limited Liability Company Interest is represented by a certificate and is a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(i), and
         (2) if such Partnership Interest or Limited Liability Company Interest is not represented by a certificate or is not a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(ii);

                  (v) with respect to any Note, physical delivery of such Note to the Pledgee, endorsed to the Pledgee or endorsed in blank; and

                                                                         EXHIBIT
                                                                         Page 12


                  (vi) after an Event of Default has occurred and is continuing, with respect to cash, to the extent not otherwise provided in the Security Agreement, at the request of the Collateral Agent, (i) establishment by the Pledgee of a cash account in the name of such Pledgor over which the Pledgee shall have exclusive and absolute control and dominion (and no withdrawals or transfers may be made therefrom by any Person except with the prior written consent of the Pledgee) and (ii) deposit of such cash in such cash account.

                  (b) In addition to the actions required to be taken pursuant to proceeding Section 3.2(a), each Pledgor shall take the following additional actions with respect to the Securities and Collateral (as defined below):

                  (i) with respect to all Collateral of such Pledgor whereby or with respect to which the Pledgee may obtain "control" thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), the respective Pledgor shall take all actions as may be requested from time to time by the Pledgee so that "control" of such Collateral is obtained and at all times held by the Pledgee; and

                  (ii) each Pledgor shall from time to time cause appropriate financing statements (on Form UCC-1 or other appropriate form) under the Uniform Commercial Code as in effect in the various relevant States, on forms covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee has a security interest in all Investment Property and other Collateral which is perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-312(a) of the UCC).

                  3.3 Subsequently Acquired Collateral. If any Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Collateral at any time or from time to time after the date hereof, such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to
Section 3.1 and, furthermore, such Pledgor will within 10 days thereafter take (or cause to be taken) all action with respect to such Collateral (except to the extent such Collateral consists of Cash Equivalents) in accordance with the procedures set forth in Section 3.2, and will promptly thereafter deliver to the Pledgee (i) a certificate executed by an Authorized Officer of such Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Pledgee (for the benefit of the Secured Creditors) hereunder and
(ii) supplements to Annexes A through F hereto as are necessary to cause such annexes to be complete and accurate at such time. Without limiting the foregoing, each Pledgor shall be required to pledge hereunder any shares of stock at any time and from time to time after the date hereof acquired by such Pledgor of any Foreign Corporation, provided that (x) except to the extent provided by Section 8.13 of the Credit

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                                                                         Page 13


Agreement, no Pledgor shall be required at any time to pledge hereunder more than 65% of the Voting Stock of any Foreign Corporation and (y) each Pledgor shall be required to pledge hereunder 100% of any Non-Voting Stock at any time and from time to time acquired by such Pledgor of any Foreign Corporation.

                  3.4      Transfer Taxes. Each pledge of Collateral under
Section 3.1 or Section 3.3 shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral.

                  3.5 Definition of Pledged Notes. All Notes at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Notes".

                  3.6 Certain Representations and Warranties Regarding the Collateral. Each Pledgor represents and warrants that on the date hereof: (i) the exact legal name of such Pledgor, the type of organization of such Pledgor, the jurisdiction of organization of such Pledgor, such Pledgor's Location, and such Pledgor's organizational identification number, is listed on Annex A hereto; (ii) each Subsidiary of such Pledgor, and the direct ownership thereof, is listed in Annex B hereto; (iii) the Stock held by such Pledgor consists of the number and type of shares of the stock of the corporations as described in Annex C hereto; (iv) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex C hereto; (v) the Notes held by such Pledgor consist of the promissory notes described in Annex D hereto where such Pledgor is listed as the lender; (vi) the Limited Liability Company Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex E hereto; (vii) each such Limited Liability Company Interest constitutes that percentage of the issued and outstanding equity interest of the issuing Person as set forth in Annex E hereto; (viii) the Partnership Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex F hereto;
(ix) each such Partnership Interest constitutes that percentage or portion of the entire partnership interest of the Partnership as set forth in Annex F hereto; (x) the Pledgor has complied with the respective procedure set forth in
Section 3.2(a) with respect to each item of Collateral described in Annexes C through F hereto; and (xi) such Pledgor owns no other Securities, Limited Liability Company Interests or Partnership Interests.

                  4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

                  5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until there shall have occurred and be continuing an Event of Default, each Pledgor shall be entitled to exercise all voting rights attaching to any and all Collateral owned by it, and to give consents, waivers or ratifications and take all other actions in respect thereof, provided that no vote shall be

                                                                       EXHIBIT G
                                                                         Page 14


cast or any consent, waiver or ratification given or any action taken which would violate, result in breach of any covenant contained in, or be inconsistent with, any of the terms of this Agreement, the Credit Agreement, any other Credit Document or any Interest Rate Protection Agreement or Other Hedging Agreement (collectively, the "Secured Debt Agreements"), or which would have the effect of materially impairing the value of the Collateral or any material part thereof or the position or interests of the Pledgee or any other Secured Creditor therein. All such rights of a Pledgor to vote and to give consents, waivers and ratifications shall cease if and for so long as an Event of Default shall occur and be continuing and Section 7 hereof shall become applicable.

                  6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until an Event of Default shall have occurred and be continuing, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Collateral shall be paid to (and may be retained by) the respective Pledgor. Subject to Section 3.2 hereof, the Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

                  (i) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash dividends other than as set forth above) paid or distributed by way of dividend or otherwise in respect of the Collateral;

                  (ii) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

                  (iii) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee's right to receive the proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by the respective Pledgor contrary to the provisions of this Section 6 or Section 7 shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

                  7. REMEDIES IN CASE OF AN EVENT OF DEFAULT. In the event an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of

                                                                       EXHIBIT G
                                                                         Page 15


the Collateral, including, without limitation, all the rights and remedies of a secured party upon default under the Uniform Commercial Code of the State of New York, and the Pledgee shall be entitled, without limitation, to exercise any or all of the following rights, which each Pledgor hereby agrees to be commercially reasonable:

                  (i) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 to such Pledgor;

                  (ii) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

                  (iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

                  (iv) to vote all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (subject to any applicable operating agreement, partnership agreement or other organizational document in the case of any Collateral constituting a Partnership Interest or a Limited Liability Company Interest) (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so during the continuation of an Event of Default);

                  (v) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise, except to the extent required by applicable law (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine; provided that at least 10 days' notice of the time and place of any such sale shall be given to such Pledgor. The Pledgee shall not be obligated to make such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each purchaser at any such sale shall hold the property so sold absolutely free from any claim or right on the part of each Pledgor, and each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise, and all rights, if any, of stay and/or appraisal which it now has or may at any time in the future have under rule of law or statute now existing or hereafter enacted. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of all Secured Creditors (or certain of them) may bid for and purchase (by bidding

                                                                       EXHIBIT G
                                                                         Page 16


         in Obligations or otherwise) all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

                  (vi) to set-off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations.

                  8. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement or any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. Unless otherwise required by the Credit Documents, no notice to or demand on any Pledgor in any case shall entitle such Pledgor to any other or further notice or demand in similar other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other or further action in any circumstances without demand or notice. The Secured Creditors agree that this Agreement may be enforced only by the action of the Pledgee, acting upon the instructions of the Required Lenders (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least a majority of the outstanding Other Obligations) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee or the holders of at least a majority of the outstanding Other Obligations, as the case may be, for the benefit of the Secured Creditors upon the terms of this Agreement and the other Credit Documents.

                  9. APPLICATION OF PROCEEDS. (a) All moneys collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other moneys received by the Pledgee hereunder, shall be applied to the payment of the Obligations in the manner provided in Section 7.4 of the Security Agreement.

                  (b) It is understood and agreed that each Pledgor shall remain liable to the extent of any deficiency between the amount of proceeds of the Collateral pledged by it hereunder and the aggregate amount of its Obligations.

                                                                       EXHIBIT G
                                                                         Page 17


                  10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), to the extent permitted by law, the receipt of the Pledgee or the officer making such sale of the purchase money paid as consideration pursuant to such sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

                  11.      INDEMNITY. Each Pledgor jointly and severally agrees
(i) to indemnify and hold harmless the Pledgee, each other Secured Creditor and their respective successors, assigns, employees, agents and servants (individually an "Indemnitee", and collectively, the "Indemnitees") from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse each Indemnitee for all reasonable costs and expenses, including reasonable attorneys' fees, in each case arising out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement (but excluding any claims, demands, losses, judgments and liabilities (including liabilities for penalties) or expenses of whatsoever kind or nature to the extent incurred or arising by reason of gross negligence or willful misconduct of such Indemnitee). In no event shall any Indemnitee hereunder be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for monies or other property actually received by it in accordance with the terms hereof. If and to the extent that the obligations of any Pledgor under this Section 11 are unenforceable for any reason, each Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. The indemnity obligations of each Pledgor contained in this Section 11 shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement, the termination of all Interest Rate Protection and Other Hedging Agreements and Letters of Credit, and the payment of all other Obligations and notwithstanding the discharge thereof.

                  12. FURTHER ASSURANCES; POWER OF ATTORNEY. (a) Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor's own expense, file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents in such offices as the Pledgee (acting on its own or on the instructions of the Required Lenders) may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral hereunder and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies

                                                                       EXHIBIT G
                                                                         Page 18


hereunder or thereunder. Each Pledgor hereby authorizes the Collateral Agent to file any such financing statements without the signature of such Pledgor where permitted by law (and such authorization includes describing the collateral as "all assets" of such Pledgor).

                  (b) Each Pledgor hereby appoints the Pledgee such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee's discretion to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement.

                  13. THE PLEDGEE AS COLLATERAL AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and pursuant to applicable laws. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Section 12 of the Credit Agreement.

                  14. TRANSFER BY THE PLEDGORS. No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except in accordance with the terms of this Agreement and the other Secured Debt Agreements).

                  15. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS. (a) Each Pledgor represents, warrants and covenants that:

                  (i) it is the legal, beneficial and record owner of, and has good and marketable title to, all Collateral consisting of one or more Securities and that it has sufficient interest in all Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, lien, mortgage, hypothecation, security interest, charge, option, Adverse Claim or other encumbrance whatsoever, except the liens and security interests created by this Agreement or permitted under the Credit Agreement);

                  (ii) it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;

                  (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law) and principles of good faith and fair dealing;

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                                                                         Page 19


                  (iv) except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder, member, partner or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance of this Agreement, (b) the validity or enforceability of this Agreement (except as set forth in clause (iii) above), (c) the perfection or enforceability of the Pledgee's security interest in the Collateral, (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein or (e) except for compliance with or as may required by any applicable partnership agreement, limited liability company agreement or other organizational document relating to any partnership or limited liability company that is not a Wholly-Owned Subsidiary of the Borrower, the exercise by the Pledgee of any of is rights or remedies provided herein with respect to the Partnership Interest or Limited Liability Company Interest relating to such partnership or limited liability company;

                  (v) the execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to such Pledgor, or of the certificate of incorporation, operating agreement, limited liability company agreement or by-laws of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, deed of trust, indenture, lease, loan agreement, credit agreement or other contract, agreement or instrument or undertaking to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement (other than the Liens created by the Collateral Documents);

                  (vi) all of the Collateral (consisting of Securities, Limited Liability Company Interests or Partnership Interests), has been duly and validly issued, is fully paid and non-assessable (to the extent applicable) and is subject to no options to purchase or similar rights, provided that Collateral consisting of Limited Liability Company Interests or Partnership Interests, may require further payments and/or assessments in respect thereof in accordance with the partnership agreements, limited liability company agreements or other organizational documents relating thereto or applicable laws;

                  (vii) each of the Pledged Notes constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar

                                                                       EXHIBIT G
                                                                         Page 20


         laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law) and principles of good faith and fair dealing;

                  (viii) the pledge, collateral assignment and delivery to the Pledgee of the Collateral consisting of certificated securities (together with instruments of transfer therefor), pursuant to this Agreement creates a valid and perfected first priority security interest in such Securities, and the proceeds thereof, subject to no prior Lien or encumbrance or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of such Pledgor which would include the Securities (other than Permitted Liens) and the Pledgee is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfect security interests in respect of such Collateral; and

                  (ix) "control" (as defined in Section 8-106 of the UCC) has been obtained by the Pledgee over all Collateral consisting of Securities (including Notes which are Securities) with respect to which such "control" may be obtained pursuant to Section 8-106 of the UCC, provided that in the case of the Pledgee obtaining "control" over Collateral consisting of a security entitlement, such Pledgor shall have taken all steps in its control so that the Pledgee obtains "control" over such security entitlement.

                  (b) Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Securities and the proceeds thereof against the claims and demands of all persons whomsoever; and each Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.

                  (c) Each Pledgor covenants and agrees that it will take no action which would violate any of the terms of any Secured Debt Agreement.

                  16. Legal Names; Type of Organization (and Whether a Registered Organization and/or a Transmitting Utility); Jurisdiction of Organization; Location; Organizational Identification Numbers; Changes Thereto; etc. The exact legal name of each Pledgor, the type of organization of such Pledgor, whether or not such Pledgor is a Registered Organization, the jurisdiction of organization of such Pledgor, such Pledgor's Location, the organizational identification number (if any) of each Pledgor, and whether or not such Pledgor is a Transmitting Utility, is listed on Annex A hereto for such Pledgor. No Pledgor shall change its legal name, its type of organization (including without limitation its status as (x) a Registered Organization, in the case of each Registered Organization or (y) a Transmitting Utility or a Person which is not a Transmitting Utility, as the case may be), its jurisdiction of organization, its Location or its organizational identification number (if any) from that listed on Annex A hereto for such Pledgor or those that may have been established after the date of this Agreement in accordance with the

                                                                       EXHIBIT G
                                                                         Page 21


immediately succeeding sentence of this Section 16. No Pledgor shall change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its status as a Transmitting Utility or as a Person which is not a Transmitting Utility, as the case may be, its jurisdiction of organization, its Location, or its organizational identification number (if any), except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Secured Debt Agreements and so long as same do not involve (x) a Registered Organization ceasing to constitute same or (y) any Pledgor changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of each change to the information listed on Annex A (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to Annex A which shall correct all information contained therein for the respective Pledgor, and (ii) in connection with the respective such change or changes, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interests of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. In addition, to the extent that any Pledgor does not have an organizational identification number on the date hereof and later obtains one, such Pledgor shall promptly thereafter notify the Collateral Agent of such organizational identification number and shall take all actions reasonably satisfactory to the Collateral Agent to the extent necessary to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect.

                  17. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever (other than termination of this Agreement pursuant to Section 19 hereof), including, without limitation:

                  (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any Secured Debt Agreement (other than this Agreement in accordance with its terms), or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

                  (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement (other than a waiver, consent or extension with respect to this Agreement in accordance with its terms);

                  (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee;

                                                                       EXHIBIT G
                                                                         Page 22


                  (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

                  (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Pledgor or any Subsidiary of any Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

                  18. SALE OF COLLATERAL WITHOUT REGISTRATION. If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests pursuant to Section 7, and such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Collateral or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion: (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act; (ii) may approach and negotiate with a single possible purchaser to effect such sale; and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

                  19. TERMINATION; RELEASE. (a) On the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of the respective Pledgor, will execute and deliver to such Pledgor a proper instrument or instruments acknowledging or effecting the satisfaction and termination of this Agreement (including, without limitation, UCC termination statements and instruments of satisfaction, discharge and/or reconveyance), and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee or any of its sub-agents hereunder and, with respect to any Collateral consisting of an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation), a Partnership Interest or a Limited Liability Company Interest, a termination of the

                                                                       EXHIBIT G
                                                                         Page 23


agreement relating thereto executed and delivered by the issuer of such Uncertificated Security pursuant to Section 3.2(a)(ii) or by the respective partnership or limited liability company pursuant to Section 3.2(a)(iv). As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitments and all Interest Rate Protection Agreements and Other Hedging Agreements have been terminated, no Letter of Credit or Note is outstanding (and all Loans have been paid in full), all Letters of Credit have been terminated, and all other Obligations then due and payable have been paid in full (other than any indemnity, not then due and payable, which by its terms shall survive such termination and payment).

                  (b) In the event that any part of the Collateral is sold or otherwise disposed of (to a Person other than a Credit Party) (x) at any time prior to the time at which all Credit Document Obligations have been paid in full and all Commitments and Letters of Credit under the Credit Agreement have been terminated, in connection with a sale or disposition permitted by Section
9.02 of the Credit Agreement or is otherwise released at the direction of the Required Lenders (or all the Lenders if required by Section 13.12 of the Credit Agreement) or (y) at any time thereafter, to the extent permitted by the other Secured Debt Agreements, and in the case of clauses (x) and (y), the proceeds of such sale or disposition (or from such release) are applied in accordance with the terms of the Credit Agreement or such other Secured Debt Agreement, as the case may be, to the extent required to be so applied, the Pledgee, at the request and expense of such Pledgor, will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in possession of the Pledgee and has not theretofore been released pursuant to this Agreement.

                  (c) At any time that any Pledgor desires that Collateral be released as provided in the foregoing Section 19(a) or (b), it shall deliver to the Pledgee a certificate signed by an Authorized Officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to
Section 19(a) or (b). If reasonably requested by the Pledgee (although the Pledgee shall have no obligation to make any such request), the relevant Pledgor shall furnish appropriate legal opinions (from counsel reasonably acceptable to the Pledgee) to the effect set forth in the immediately preceding sentence. The Pledgee shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it as permitted by this Section 19.

                  20. NOTICES, ETC. All notices and other communications hereunder shall be in writing and shall be delivered or mailed by first class mail, postage prepaid, addressed:

                  (i)      if to any Pledgor, at:

                                                                       EXHIBIT G
                                                                         Page 24


                                    IASIS Healthcare Corporation
                                    Dover Centre
                                    113 Seaboard Lane
                                    Suite A200
                                    Franklin, TN 37067
                                    Attention:  President and General Counsel
                                    Tel:  (615) 844-2747
                                    Fax:  (615) 846-3006

                  (ii)     if to the Pledgee, at:

                                    Morgan Guaranty Trust Company of New York
                                    1 Chase Manhattan Plaza
                                    New York, New York 10081
                                    Attention:  Anne Bowles
                                    Tel:  (212) 552-7260
                                    Fax:  (212) 552-7500

                  (iii) if to any Lender (other than the Pledgee), at such address as such Lender shall have specified in the Credit Agreement;

                  (iv) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Borrower and the Pledgee;

or at such address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                  21. THE PLEDGEE. The Pledgee will hold, directly or indirectly in accordance with this Agreement, all items of the Collateral at any time received by it under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee with respect to the Collateral, interests therein and the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in the UCC and this Agreement.

                  22. WAIVER; AMENDMENT. Except as contemplated in Section 25 hereof, none of the terms and conditions of this Agreement may be changed, waived, discharged or terminated in any manner whatsoever unless such change, waiver, discharge or termination is in writing duly signed by each Pledgor directly and adversely affected thereby and the Collateral Agent (with the consent of (x) the Required Lenders (or, to the extent required by Section 13.12 of the Credit Agreement, all of the Lenders) at all time prior to the time in which all Credit Document Obligations (other than those arising from indemnities for which no request has been made) have been paid in full and all Commitments and Letters of Credit under the Credit Agreement had been terminated or (y) the holders of at least a majority of the outstanding Other Obligations at all times after the time on which all Credit Document Obligations (other than those arising from indemnities for which no request has been made)) have been paid in full and

                                                                       EXHIBIT G
                                                                         Page 25


all Commitments and Letters of Credit under the Credit Agreement had been terminated, provided, however, that no such change, waiver, modification or variance shall be made to Section 11 hereof or this Section 22 without the consent of each Secured Creditor adversely affected thereby, provided further, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors (as defined below) of such Class of Secured Creditors. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (x) the Lender Creditors as holders of the Credit Document Obligations or (y) the Other Creditors as holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to each of the Credit Document Obligations, the Required Lenders and (y) with respect to the Other Obligations, the holders of more than 50% of all obligations outstanding from time to time under the Interest Rate Protection Agreements and Other Hedging Agreements.

                  23. MISCELLANEOUS. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 19, (ii) be binding upon each Pledgor, its successors and assigns; provided, however, that no Pledgor shall assign any of its rights or obligations hereunder without the prior written consent of the Pledgee (with the prior written consent of the Required Lenders or to the extent required by Section 13.12 of the Credit Agreement, all of the Lenders), and (iii) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee, the other Secured Parties and their respective successors, transferees and assigns. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK. The headings of the several sections and subsections in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

                  24. WAIVER OF JURY TRIAL. Each Pledgor hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement or the transactions contemplated hereby.

                  25. ADDITIONAL PLEDGORS. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of this Agreement after the date hereof pursuant to the Credit Agreement shall automatically become a Pledgor hereunder by executing a counterpart hereof and delivering the same to the Pledgee.

                                                                       EXHIBIT G
                                                                         Page 26


                  26. RECOURSE. This Agreement is made with full recourse to the Pledgors and pursuant to and upon all the representations, warranties, covenants and agreements on the part of the Pledgors contained herein and in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

                  27. LIMITED OBLIGATIONS. It is the desire and intent of each Pledgor and the Secured Parties that this Agreement shall be enforced against each Pledgor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Notwithstanding anything to the contrary contained herein, in furtherance of the foregoing, it is noted that the obligations of each Pledgor constituting a Subsidiary Guarantor have been limited as provided in the Subsidiaries Guaranty.

                  28. PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER. (a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or partnership and neither the Pledgee nor any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or partnership. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral consisting of a Limited Liability Company Interest or Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor and/or any Pledgor.

                  (b)      Except as provided in the last sentence of paragraph
(a) of this Section 28, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or partnership or otherwise be deemed to be a co-venturer with respect to any Pledgor or any limited liability company or partnership either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and the Secured Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or partnership or any Pledgor except as provided in the last sentence of paragraph (a) of this Section 28.

                  (c) The Pledgee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the pledge hereby effected.

                  (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

                  29. EFFECTIVENESS. This Agreement shall become effective when the Pledgee, and each Pledgor whose name appears on the signature pages hereto shall have signed a

                                                                       EXHIBIT G
                                                                         Page 27


counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent.



                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.


                                  IASIS HEALTHCARE CORPORATION



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  SALT LAKE REGIONAL MEDICAL CENTER, INC., as a
                                    Pledgor



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  JORDAN VALLEY HOSPITAL, INC., as a Pledgor



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  DAVIS HOSPITAL & MEDICAL CENTER, INC., as a
                                    Pledgor



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  ROCKY MOUNTAIN MEDICAL CENTER, INC., as a
                                    Pledgor



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  PIONEER VALLEY HOSPITAL, INC., as a Pledgor



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  PIONEER VALLEY HEALTH PLAN, INC., as a Pledgor



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  CLINICARE OF UTAH, INC., as a Pledgor



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  SOUTHRIDGE PLAZA HOLDINGS, INC., as a Pledgor



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  SANDY CITY HOLDINGS, INC., as a Pledgor



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  DAVIS SURGICAL CENTER HOLDINGS, INC., as a
                                    Pledgor



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  MESA GENERAL HOSPITAL, LP, as a Pledgor



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  ST. LUKE'S MEDICAL CENTER, LP, as a Pledgor



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  ST. LUKE'S BEHAVIORAL HOSPITAL, LP, as a
                                    Pledgor



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  HEALTH CHOICE ARIZONA, INC., as a Pledgor



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  METRO AMBULATORY SURGERY CENTER, INC., as a
                                    Pledgor



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  BILTMORE SURGERY CENTER HOLDINGS, INC.
                                    (f/k/a Biltmore Surgery Center, Inc.), as a
                                    Pledgor



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  PALMS OF PASADENA HOSPITAL, LP, as a Pledgor



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  ODESSA REGIONAL HOSPITAL, LP, as a Pledgor



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  TEMPE ST. LUKE'S HOSPITAL, LP, as a Pledgor



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  MEMORIAL HOSPITAL OF TAMPA, LP, as a Pledgor



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  TOWN & COUNTRY HOSPITAL, LP, as a Pledgor



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  SOUTHWEST GENERAL HOSPITAL, LP, as a Pledgor



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  SSJ ST. PETERSBURG HOLDINGS, INC., as a
                                    Pledgor



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  FIRST CHOICE PHYSICIANS NETWORK HOLDINGS,
                                    INC., as a Pledgor



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  BAPTIST JOINT VENTURE HOLDINGS, INC., as a
                                    Pledgor



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  BEAUMONT HOSPITAL HOLDINGS, INC., as a Pledgor



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:



                                  IASIS HEALTHCARE HOLDINGS, INC., as a Pledgor



                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  IASIS MANAGEMENT COMPANY, as a Pledgor


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:



                                  IASIS HEALTHCARE MSO SUB OF SALT LAKE CITY,
                                    LLC, as a Pledgor


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  BILTMORE SURGERY CENTER HOLDINGS, INC., as a
                                    Pledgor


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:



                                  IASIS HOME INFUSION AND MEDICAL EQUIPMENT,
                                    INC., as a Pledgor


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  IASIS FINANCE, INC. (f/k/a Iasis Homecare of
                                    Arizona, Inc.), as a Pledgor


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  TAMPA BAY STAFFING SOLUTIONS, INC. (f/k/a Town
                                    & Country Homecare, Inc.), as a Pledgor


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  PALMS OF PASADENA HOMECARE, INC.,
                                      as a Pledgor


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  ARIZONA DIAGNOSTIC & SURGICAL CENTER, INC.
                                    (f/k/a Arizona Diagnostics & Surgical
                                    Center, Inc.), as a Pledgor


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  MCS/AZ, INC.,
                                      as a Pledgor


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  BROOKWOOD DIAGNOSTIC CENTER OF TAMPA, INC.,
                                      as a Pledgor


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  PERMIAN PREMIER HEALTH SERVICES, INC., as a
                                    Pledgor


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  OASIS STAFFING SERVICES, INC. (f/k/a CliniCare
                                    of Arizona, Inc.), as a Pledgor


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:


                                  CLINICARE OF TEXAS, INC.,
                                      as a Pledgor


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  MORGAN GUARANTY TRUST
                                      COMPANY OF NEW YORK, as Pledgee


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                                                                       EXHIBIT H



                             HYPOTHECATION AGREEMENT

                  HYPOTHECATION AGREEMENT, dated as of October 15, 1999 (as amended, restated, modified and/or supplemented from time to time, this "Agreement"), among each of the undersigned (each, a "Pledgor" and together with any other entity which becomes a party hereto pursuant to Section 24 hereof, collectively, the "Pledgors"), in favor of MORGAN GUARANTY TRUST COMPANY OF NEW YORK, not in its individual capacity, but solely as Collateral Agent (including any successor collateral agent, the "Pledgee") for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.


                              W I T N E S S E T H:

                  WHEREAS, IASIS Healthcare Corporation (the "Borrower"), various financial institutions from time to time party thereto (the "Lenders"), J.P. Morgan Securities Inc. and The Bank of Nova Scotia, as Co-Lead Arrangers and Co-Book Runners, Paribas, as Documentation Agent, The Bank of Nova Scotia, as Syndication Agent, and Morgan Guaranty Trust Company of New York, as Administrative Agent (in such capacity, the "Administrative Agent", and together with the Lenders, the Co-Lead Arrangers, the Syndication Agent, each Issuing Bank, the Pledgee and the Collateral Agent, the "Lender Creditors") have entered into the Credit Agreement, dated as of October 15, 1999 (as amended, modified or supplemented from time to time, the "Credit Agreement") providing for the extension of credit to the Borrower as contemplated therein;

                  WHEREAS, the Borrower may from time to time enter into one or more (i) interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements), (ii) foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values and/or (iii) other types of hedging agreements from time to time (each such agreement or arrangement with an Other Creditor (as hereinafter defined), an "Interest Rate Protection Agreement or Other Hedging Agreement"), with Morgan Guaranty Trust Company of New York in its individual capacity ("Morgan Guaranty"), any Lender or a syndicate of financial institutions organized by Morgan Guaranty or any such Lender, or an affiliate of Morgan Guaranty or any such Lender (Morgan Guaranty, any such Lender or Lenders or affiliate or affiliates of Morgan Guaranty or such Lender or Lenders (even if Morgan Guaranty or any such Lender thereafter ceases to be a Lender under the Credit Agreement for any reason) and any such institution that participates in such Interest Rate Protection Agreements or Other Hedging Agreements, and in each case their subsequent successors and assigns, collectively, the "Other Creditors", and together with the Lender Creditors, the "Secured Creditors");

                  WHEREAS, it is a condition precedent to the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower under the Credit Agreement and to the Other Creditors entering into Interest Rate Protection

                                                                       EXHIBIT H
                                                                          Page 2


Agreements and Other Hedging Agreements that each Pledgor shall have executed and delivered to the Pledgee this Agreement; and

                  WHEREAS, each Pledgor will obtain benefits from the incurrence of Loans by the Borrower and the issuance of Letters of Credit for the account of the Borrower under the Credit Agreement and the Borrower's entering into Interest Rate Protection Agreements or Other Hedging Agreements and, accordingly, desires to execute this Agreement in order to satisfy the conditions precedent described in the preceding paragraph and to induce the Lenders to make Loans to the Borrower and to issue, and participate in, Letters of Credit for the account of the Borrower, and to induce the Other Creditors to enter into Interest Rate Protection Agreements and Other Hedging Agreements with the Borrower;

                  NOW, THEREFORE, in consideration of the benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

                  1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

                  (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness of the Borrower owing to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with the Credit Agreement and the other Credit Documents to which the Borrower is a party and the due performance of and compliance by the Borrower with all of the terms, conditions and agreements contained in the Credit Agreement and in each such Credit Document (all such obligations, liabilities and indebtedness under this clause (i), being herein collectively called the "Credit Document Obligations");

                  (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of the Borrower, now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Protection Agreement or Other Hedging Agreement, whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereinafter arising, and the due performance and compliance with the terms, conditions and agreements of each such Interest Rate Protection Agreement and Other Hedging Agreement by the Borrower, and the due performance and compliance by the Borrower, with all of the terms, conditions and agreements contained in each such Interest Rate Protection Agreement and Other Hedging Agreement (all such obligations, liabilities and indebtedness under this clause (ii) being herein collectively called the "Other Obligations");

                                                                       EXHIBIT H
                                                                         Page  3



                  (iii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) and/or preserve its security interest therein;

                  (iv) in the event of any proceeding for the collection of the Obligations (as defined below) or the enforcement of this Agreement, after an Event of Default (such term, as used in this Agreement, shall mean any Event of Default under, and as defined in, the Credit Agreement and any payment default under any Interest Rate Protection Agreement or Other Hedging Agreement and shall in any event include, without limitation, any payment default (after the expiration of any applicable grace period) on any of the Obligations (as defined below)) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

                  (v) all amounts paid by any Secured Creditor as to which such Secured Creditor has the right to reimbursement under Section 11 of this Agreement;

all such obligations, liabilities, indebtedness, sums and expenses set forth in clauses (i) through (v) of this Section 1 being herein collectively called the "Obligations" it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

                  2. DEFINITION OF STOCK, ETC. (a) As used herein, the term "Stock" shall mean all of the issued and outstanding shares of stock of the Borrower at any time to the extent owned by a Pledgor. Each Pledgor represents and warrants that on the date hereof: (a) the Stock held by such Pledgor consists of the number and type of shares of the stock of the Borrower as described in Annex A hereto; (b) such Stock constitutes that percentage of the issued and outstanding capital stock of the Borrower as set forth in Annex A hereto; and (c) each such Pledgor is the holder of record and sole beneficial owner of the Stock so held by it and there exists no options or preemption rights in respect of any of the Stock.

                  (b) All Stock at any time pledged or required to be pledged hereunder is hereinafter called the "Pledged Stock", which together with all proceeds thereof, including any securities and moneys received and at the time held by the Pledgee hereunder, are hereinafter called the "Collateral".

                  3.  PLEDGE OF STOCK, ETC.

                  3.1 Pledge. To secure the Obligations now or hereafter owed or to be performed by the Borrower, each Pledgor hereby: (i) grants to the Pledgee a security interest in all of the Collateral owned by such Pledgor including all Stock; (ii) pledges and deposits as security with the Pledgee the Stock owned by such Pledgor on the date hereof, and delivers to the Pledgee certificates therefor or instruments thereof, accompanied by undated stock powers duly executed in blank by such Pledgor or such other instruments of transfer as are reasonably acceptable to the Pledgee; and (iii) collaterally assigns, transfers, hypothecates, mortgages, charges and sets over

                                                                       EXHIBIT H
                                                                          Page 4



to the Pledgee all of such Pledgor's right, title and interest in and to such Stock (and in and to the certificates or instruments evidencing such Stock) to be held by the Pledgee, upon the terms and conditions set forth in this Agreement.

                  3.2 Subsequently Acquired Stock. If any Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Stock at any time or from time to time after the date hereof, such Pledgor will forthwith pledge and deposit such Stock (or certificates or instruments representing such Stock) as security with the Pledgee and deliver to the Pledgee certificates or instruments thereof, accompanied by undated stock powers duly executed in blank by such Pledgor, or such other instruments of transfer as are reasonably acceptable to the Pledgee, and will promptly thereafter deliver to the Pledgee a certificate executed by a principal executive officer of such Pledgor describing such Stock and certifying that the same have been duly pledged with the Pledgee hereunder.

                  3.3 Uncertificated Securities. Notwithstanding anything to the contrary contained in Sections 3.1 and 3.2, if any Stock (whether now owned or hereafter acquired) are uncertificated securities, the respective Pledgor shall promptly notify the Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 8-313 and 8-321 of the New York Uniform Commercial Code if applicable). Each Pledgor further agrees to take such actions as the Pledgee deems reasonably necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder.

                  4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Stock, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or, following a Noticed Event of Default (as hereinafter defined) which is continuing, in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

                  5. VOTING, ETC., WHILE NO NOTICED EVENT OF DEFAULT. (i) Unless and until a Noticed Event of Default (as defined below) shall have occurred and be continuing, each Pledgor shall be entitled to exercise all voting rights attaching to any and all Pledged Stock owned by it, and to give consents, waivers or ratifications and other actions in respect thereof; provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate, result in a breach of any covenant contained in, or be materially inconsistent with, any of the terms of this Agreement, the Credit Agreement, any other Credit Document or any Interest Rate Protection Agreement or Other Hedging Agreement (collectively, the "Secured Debt Agreements"), or which would have the effect of materially impairing the position or interests of the Pledgee or any other Secured Creditor therein. All such rights of a Pledgor to vote and to give consents, waivers and ratifications shall cease if and so long as a Noticed Event of Default shall have occurred and be continuing and
Section 7 hereof shall become applicable, provided that, unless otherwise directed by the Required Lenders, the Pledgee shall have the right from time to time following and during the continuance of a Noticed Event of Default to permit the Pledgor to exercise such rights. As used herein, a "Noticed Event of Default" shall mean (i) an Event of Default with respect to the Borrower under
Section 10.05

                                                                       EXHIBIT H
                                                                          Page 5



of the Credit Agreement and (ii) any other Event of Default in respect of which the Pledgee has given the Borrower notice that such Event of Default constitutes a "Noticed Event of Default". After all Noticed Events of Default have been cured or waived, the Pledgor will have the right to exercise the voting and all other rights and powers that it would otherwise be entitled to exercise pursuant to the terms of this Section 5.

                  6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until a Noticed Event of Default shall have occurred and be continuing, all cash dividends, interest and principal or other amounts payable in respect of the Pledged Stock (collectively, the "Cash Dividends") shall be paid to the respective Pledgor; provided that all dividends, interest and principal or other amounts payable in respect of the Pledged Stock which are reasonably determined by the Pledgee, to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital not permitted by the Credit Agreement shall be paid, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital, to the Pledgee and retained by it as part of the Collateral (unless such cash dividends are applied to repay the Obligations pursuant to Section 9 of this Agreement). Upon the occurrence and continuation of a Noticed Event of Default, the Pledgee shall also be entitled to receive directly, and to retain as part of the Collateral:

                  (i) all other or additional stock, or other securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Pledged Stock;

                  (ii) all other or additional stock or other securities or property (including, but not limited to, cash) paid or distributed in respect of the Pledged Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

                  (iii) all other or additional stock or other securities or property (including, but not limited to, cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

All dividends, distributions or other payments which are received by the respective Pledgor contrary to the provisions of this Section 6 or Section 7 shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement). After all Noticed Events of Default have been cured or waived, (i) the Pledgee shall, within five Business Days after all such Noticed Events of Default have been cured or waived, repay to each Pledgor all Cash Dividends that such Pledgor would otherwise have been permitted to retain pursuant to the terms of this Section 6 to the extent then held by the Pledgee and not distributed to the Secured Creditors and (ii) all Cash Dividends shall be paid to, and retained by, each respective Pledgor, subject to the first sentence of this Section 6.

                  7. REMEDIES IN CASE OF A NOTICED EVENT OF DEFAULT. In case a Noticed Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or any

                                                                       EXHIBIT H
                                                                          Page 6


other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, including, without limitation, all the rights and remedies of a secured party upon default under the Uniform Commercial Code of the State of New York, and the Pledgee shall be entitled, without limitation, to exercise any or all of the following rights, which each Pledgor hereby agrees to be commercially reasonable:

                  (i) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 to such Pledgor;

                  (ii) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

                  (iii) to vote all or any part of the Pledged Stock (in each case whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so during the continuation of a Noticed Event of Default); and

                  (iv) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or to redeem or otherwise (except to the extent required by applicable law, all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its reasonable discretion may determine, provided that at least 10 days' notice of the time and place of any such sale shall be given to such Pledgor. The Pledgee shall not be obligated to make such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each purchaser at any such sale shall hold the property so sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of all Secured Creditors (or certain of them) may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall it be under any obligation to take any action whatsoever with regard thereto.

                  8. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement or any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or

                                                                       EXHIBIT H
                                                                          Page 7



hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. Unless otherwise required by the Credit Documents, no notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other further action in any circumstances without demand or notice. The Secured Creditors agree, by their acceptance of the benefits of this Agreement, that this Agreement may be enforced only by the action of the Pledgee acting upon the instructions of the Required Secured Creditors (as defined in the Security Agreement) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies will be exercised by the Pledgee for the benefit of the Secured Creditors upon the terms of this Agreement.

                  9. APPLICATION OF PROCEEDS. All moneys collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other moneys received by the Pledgee hereunder, shall be applied to the payment of the Obligations in the manner provided in Section 7.4 of the Security Agreement.

                  10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), to the extent permitted by applicable law, the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

                  11. INDEMNITY. Subject to Section 23, the Borrower agrees to reimburse the Pledgee for all reasonable costs and expenses, including reasonable attorneys' fees, in each case growing out of or resulting from the exercise by the Pledgee against any Pledgor of any right or remedy granted to it hereunder except to the extent arising from the Pledgee's gross negligence or willful misconduct. In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for moneys or other property actually received by it in accordance with the terms hereof.

                  12. FURTHER ASSURANCES; POWER-OF-ATTORNEY. (a) Each Pledgor agrees that it will join with the Pledgee in executing and, subject to Section 23, at the Borrower's own expense, file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents in such offices as the Pledgee (acting on its own or on the instructions of the Required Lenders) may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral hereunder and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and

                                                                       EXHIBIT H
                                                                          Page 8



deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or reasonably deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder or thereunder.

                  (b) Each Pledgor hereby appoints the Pledgee such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, to act from time to time after the occurrence and during the continuance of a Noticed Event of Default in the Pledgee's reasonable discretion to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement.

                  13. THE PLEDGEE AS AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and pursuant to applicable laws. The Pledgee shall act hereunder on the terms and conditions set forth herein and in
Section 12 of the Credit Agreement.

                  14. TRANSFER BY THE PLEDGORS. No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein except in accordance with the terms of this Agreement and the Credit Agreement provided, that, without the written consent of the Pledgee, each Pledgor may sell, transfer or assign any of the Collateral he, she or it owns to any Person who agrees to be bound by the terms hereof.

                  15. REPRESENTATION AND WARRANTIES OF THE PLEDGORS. (a) Each Pledgor represents, warrants and covenants that:

                  (i) it is, or at the time when pledged hereunder will be, the legal, beneficial and record owner of, and has (or will have) good and marketable title to, all Stock pledged by it hereunder, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option, adverse claim or other encumbrance whatsoever, except the liens and security interests created by this Agreement;

                  (ii) it has full power, authority and legal right to pledge all the Stock pledged by it pursuant to this Agreement;

                  (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (regardless of whether enforcement is sought in equity or at law);

                                                                       EXHIBIT H
                                                                          Page 9



                  (iv) except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder or creditor of each Pledgor or any of their Subsidiaries) and no order, consent, approval, license, permit, authorization, or validation of, or filing or declaration with, recording or registration with, or exemption by, or notice or report to, any foreign or domestic governmental authority, or any subdivision thereof, is required to authorize or is required in connection with (a) the execution, delivery or performance of this Agreement, (b) the legality, validity, binding effect or enforceability of this Agreement, (c) the perfection or enforceability of the Pledgee's security interest in the Collateral or
         (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein;

                  (v) neither the execution, delivery and performance by any Pledgor of this Agreement nor compliance with the terms and provisions hereof (a) will contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court, arbitrator or governmental instrumentality, (b) will conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or (other than pursuant to this Agreement) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Pledgor or any Subsidiary of any Pledgor pursuant to the terms of any indenture, mortgage, deed of trust, agreement or other instrument to which any Pledgor is a party or by which it or any of its property or assets are bound or to which it may be subject or (iii) will violate any provision of the certificate of incorporation or by-laws of any such Pledgor;

                  (vi) to the best of its knowledge, all the shares of the Stock have been duly and validly issued, are fully paid and non-assessable and are subject to no options to purchase or similar rights; and

                  (vii) the pledge, collateral assignment and delivery to the Pledgee of the Stock pursuant to this Agreement creates a valid and perfected first priority Lien in the Stock, and the proceeds thereof, subject to no other Lien or to any agreement purporting to grant to any third party a Lien on the property or assets of any Pledgor which would include the Stock.

                  16. COVENANTS OF THE PLEDGORS. Each Pledgor covenants and agrees that it will take no action which would have the effect of materially impairing the position or interests of the Pledgee hereunder except as expressly permitted by this Agreement.

                  17. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:

                                                                       EXHIBIT H
                                                                         Page 10

                  (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any of the Secured Debt Agreements, or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

                  (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement;

                  (iii)    any furnishing of any additional security to the

Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee;

                  (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

                  (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Pledgor or any Affiliate of such Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

                  18. TERMINATION; RELEASE. (a) After the Termination Date (as defined below), this Agreement shall terminate and the Pledgee, at the request and expense of the respective Pledgor, will execute and deliver to such Pledgor all instruments that such Pledgor shall reasonably request acknowledging the satisfaction and termination of this Agreement as provided above, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Stock owned by such Pledgor as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with its pro rata share of any moneys at the time held by the Pledgee hereunder. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitment and all Interest Rate Protection Agreements or Other Hedging Agreements have been terminated, no Note under the Credit Agreement is outstanding and all other Obligations have been paid in full (other than arising from indemnities described in Section 13.13 of the Credit Agreement and analogous provisions in the Security Documents for which no request has been made).

                  (b) In the event that any part of the Collateral is released with the consent of the Required Secured Creditors (as defined in the Security Agreement), the Pledgee, at the request and expense of the respective Pledgor will release any of such Collateral owned by such Pledgor from this Agreement, duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral owned by such Pledgor as is then being (or has been) so released and as may be in possession of the Pledgee and has not theretofore been released pursuant to this Agreement.

                  (c) The Pledgee shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it as permitted by this Section 18.

                                                                       EXHIBIT H
                                                                         Page 11


                  19. NOTICES, ETC. Except as otherwise expressly provided herein, all notices and other communications hereunder shall be in writing (including telegraphic, telex, telecopier, facsimile or cable communication) and shall be mailed, telegraphed, telexed, telecopied, faxed, cabled or delivered to the parties hereto at the respective address set forth below and shall be effective when received.

                  (i) if to any Pledgor, at its address set forth opposite its signature below;

                  (ii)     if to the Pledgee, at:

                           Morgan Guaranty Trust Company of New York
                           c/o J.P. Morgan Services Inc.
                           500 Stanton Christiana Road
                           Newark, Delaware 19713
                           Attention: Renee Richmond
                           Tel: (302) 634-3316
                           Fax: (302) 634-4300

                  (iii) if to any Lender (other than the Pledgee), at such address as such Lender shall have specified in the Credit Agreement;

                  (iv) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Pledgors and the Pledgee;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                  20. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Pledgee (with the consent of the Required Secured Creditors (as defined in the Security Agreement) to the extent required by the Credit Agreement), and each Pledgor affected thereby (it being understood that the addition or release of any Pledgor hereunder shall not constitute a change, waiver, discharge or variance affecting any Pledgor other than the Pledgor so added or released), provided that (i) no such change, waiver, modification or variance shall be made to Section 9 hereof (directly or indirectly by modifying Section 7.4 of the Security Agreement) or this Section 20 without the consent of each Secured Creditor adversely affected thereby and
(ii) that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors of such Class (as defined below) of Secured Creditors. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (x) the Credit Agreement Creditors as holders of the Credit Document Obligations or (y) the Other Creditors as holders of the Other Obligations. For the purposes of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to each of the Credit Document Obligations, the Required Lenders and (y) with respect to the Other Obligations, the holders of at least a majority

                                                                       EXHIBIT H
                                                                         Page 12

of all obligations outstanding at the time under the Interest Rate Protection Agreements or Other Hedging Agreements.

                  21. MISCELLANEOUS. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 18, (ii) be binding upon each Pledgor, its successors and assigns, and (iii) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee, the Secured Creditors and their respective successors, transferees and assigns. This Agreement shall be construed in accordance with and governed by the law of the State of New York. The headings of the several sections and subsections in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

                  22. WAIVER OF JURY TRIAL. Each party hereto irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement or the transactions contemplated hereby.

                  23. RECOURSE. Notwithstanding anything to the contrary contained herein, the Pledgee, on behalf of itself and each of the other Secured Creditors, hereby acknowledges and agrees that this Agreement is made without recourse to Pledgors and nothing in this Agreement shall be construed to create any personal liability for the payment of money (including damages), except to the extent that such liability is limited in recourse to the Collateral. No Pledgor shall be obligated to incur any out of pocket expenses to comply with this Agreement. No Pledgor shall be personally liable for the payment of any of the Obligations. The Pledgee's and the other Secured Creditors' rights shall be limited to the foreclosure of the Lien created hereby in the manner provided herein and the Pledgee and the other Secured Creditors shall have no right to proceed directly against any Pledgor for the satisfaction of any Obligation or for any deficiency remaining from the foreclosure of the Lien created hereunder or any portion thereof.

                  24. SEVERAL OBLIGATIONS. Notwithstanding anything to the contrary set forth herein, the obligations of the Pledgors hereof shall be several and not joint..

                  25. ADDITIONAL PLEDGORS. It is understood and agreed that no Person not a Pledgor hereunder shall become the beneficial owner of any capital stock of the Borrower without first executing as an additional Pledgor a counterpart of, or assumption agreement with respect to, this Agreement and delivering same, plus its stock of the Borrower in pledge hereunder, to the Pledgee, and Annex A will be modified at such time in a manner reasonably acceptable to the Pledgee to give effect to such additional Pledgors.

                  26. JLL HEALTHCARE RESOLUTIONS. JLL Healthcare LLC hereby covenants and agrees that it will not engage in any business and have no assets or liabilities other than owning stock of the Borrower and its rights and obligations under the Documents to which it is a party. Notwithstanding the foregoing, JLL Healthcare LLC may engage in activities incidental to (a) the maintenance of its corporate existence in compliance with applicable law, and
(b) legal, tax and accounting matters in connection with any of the foregoing activities .

                                      * * *

                  IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


Address:                               JLL HEALTHCARE LLC
c/o Joseph Littlejohn &                as Pledgor
Levy Fund III, LP                      By:
450 Lexington Avenue, Suite 3350          -------------------------------------
New York, NY 10017                           Name:
                                             Title:

Attention: Mr. Jeffrey C. Lightcap
Telephone: (212) 210-9334
Facsimile: (212) 286-8626


Address:                               GENERAL ELECTRIC CAPITAL CORPORATION
3379 Peachtree Road                    as Pledgor
Suite 600                              By:
Atlanta, GA 30326                         --------------------------------------
                                             Name:
                                             Title:
Attention: ________________
Telephone: ________________
Facsimile: ________________


Address:                               TRIUMPH PARTNERS III, L.P.
Triumph Capital Group, Inc.            as Pledgor
28 State Street                        By: Triumph III Advisors, L.P.,
37th floor                                 its general partner
Boston, MA 02109                       By: Triumph III Advisors, Inc.,
                                           its general partner

Attention: ________________            By:
Telephone: ________________               -------------------------------------
Facsimile: ________________                  Name:  Frederick S. Moseley IV
                                             Title: President

Address:                               TRIUMPH III, INVESTORS, L.P.
Triumph Capital Group, Inc.            as Pledgor
28 State Street                        By: Triumph III Investors, Inc.,
37th floor                                 its general partner
Boston, MA 02109                       By:
                                          --------------------------------------
                                             Name: Frederick S. Moseley IV
Attention: ________________                  Title: President
Telephone: ________________
Facsimile: ________________


Address:                               MORGAN GUARANTY TRUST COMPANY OF NEW YORK
c/o J.P. Morgan Services, Inc.             as Collateral Agent and
500 Stanton Christiana Road                as Pledgee
Newark, DE 19713

Attention:  Renee Richmond             By:
Telephone: (302) 634-3316                 --------------------------------------
Facsimile:   (302) 634-4300                  Name:
                                             Title:

                                                                       EXHIBIT I

================================================================================

                              AMENDED AND RESTATED
                               SECURITY AGREEMENT

                                      among

                          IASIS HEALTHCARE CORPORATION,

                             VARIOUS SUBSIDIARIES OF
                          IASIS HEALTHCARE CORPORATION

                                       and

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                               as Collateral Agent

                          Dated as of October 15, 1999

                                       and

                   Amended and Restated as of October 4, 2001

================================================================================

                                TABLE OF CONTENTS

                                                                                           Page
                                                                                           ----
ARTICLE I       SECURITY INTERESTS......................................................     2

     1.1.  Grant of Security Interests .................................................     2
     1.2.  Power of Attorney ...........................................................     5

ARTICLE II      GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS.......................     5

     2.1.  Necessary Filings ...........................................................     5
     2.2.  No Liens ....................................................................     6
     2.3.  Other Financing Statements ..................................................     6
     2.4.  Chief Executive Office; Records .............................................     6
     2.5.  Location of Inventory and Equipment .........................................     7
     2.6.  Legal Names; Type of Organization (and Whether a Registered Organization
             and/or a Transmitting Utility); Jurisdiction of Organization; Location;
             Organizational Identification Numbers; Changes Thereto; etc ...............     7
     2.7.  Trade Names; Change of Name .................................................     8
     2.8.  Collateral in the Possession of a Bailee ....................................     9
     2.9.  Recourse ....................................................................     9

ARTICLE III     SPECIAL PROVISIONS CONCERNING
                ACCOUNTS; CONTRACT RIGHTS; INSTRUMENTS;
                CHATTEL PAPER AND CERTAIN OTHER COLLATERAL..............................     9

     3.1.  Additional Representations and Warranties ...................................     9
     3.2.  Maintenance of Records ......................................................     9
     3.3.  Direction to Account Debtors; Contracting Parties; etc ......................    10
     3.4.  Modification of Terms; etc ..................................................    10
     3.5.  Collection ..................................................................    10
     3.6.  Instruments .................................................................    11
     3.7.  Assignors Remain Liable Under Accounts ......................................    11
     3.8.  Assignors Remain Liable Under Contracts .....................................    11
     3.9.  Letter-of-Credit Rights .....................................................    12
    3.10.  Commercial Tort Claims ......................................................    12
    3.11.  Chattel Paper ...............................................................    12
    3.12.  Further Actions .............................................................    12

ARTICLE IV      SPECIAL PROVISIONS CONCERNING TRADEMARKS................................    13

     4.1.  Additional Representations and Warranties ...................................    13
     4.2.  Licenses and Assignments ....................................................    13
     4.3.  Infringements ...............................................................    13


                                      (i)

                                                                                           Page
                                                                                           ----
     4.4.  Preservation of Marks........................................................    14
     4.5.  Maintenance of Registration .................................................    14
     4.6.  Future Registered Marks .....................................................    14
     4.7.  Remedies ....................................................................    14

ARTICLE V       SPECIAL PROVISIONS CONCERNING
                PATENTS, COPYRIGHTS AND TRADE SECRETS...................................    15

     5.1.  Additional Representations and Warranties ...................................    15
     5.2.  Licenses and Assignments ....................................................    16
     5.3.  Infringements ...............................................................    16
     5.4.  Maintenance of Patents and Copyrights .......................................    16
     5.5.  Prosecution of Patent or Copyright Applications .............................    16
     5.6.  Other Patents and Copyrights ................................................    17
     5.7.  Remedies ....................................................................    17

ARTICLE VI      PROVISIONS CONCERNING ALL COLLATERAL....................................    17

     6.1.  Protection of Collateral Agent's Security ...................................    17
     6.2.  Warehouse Receipts Non-Negotiable ...........................................    17
     6.3.  Further Actions .............................................................    18
     6.4.  Financing Statements ........................................................    18

ARTICLE VII     REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT............................    18

     7.1.  Remedies; Obtaining the Collateral Upon Default .............................    18
     7.2.  Remedies; Disposition of the Collateral .....................................    20
     7.3.  Waiver of Claims ............................................................    20
     7.4.  Application of Proceeds .....................................................    21
     7.5.  Remedies Cumulative .........................................................    23
     7.6.  Discontinuance of Proceedings ...............................................    24

ARTICLE VIII    INDEMNITY...............................................................    24

     8.1.  Indemnity ...................................................................    24
     8.2.  Indemnity Obligations Secured by Collateral; Survival .......................    25

ARTICLE IX      DEFINITIONS.............................................................    26


ARTICLE X       MISCELLANEOUS...........................................................    33

     10.1.  Notices ....................................................................    33
     10.2.  Waiver; Amendment ..........................................................    33
     10.3.  Obligations Absolute .......................................................    34
     10.4.  Successors and Assigns .....................................................    34
     10.5.  Headings Descriptive .......................................................    35
     10.6.  Governing Law ..............................................................    35
     10.7.  Assignors' Duties ..........................................................    35


                                      (ii)

                                                                                           Page
                                                                                           ----
     10.8.  Termination; Release .......................................................    35
     10.9.  Counterparts ...............................................................    36
    10.10.  The Collateral Agent .......................................................    36
    10.11.  Severability ...............................................................    36
    10.12.  Limited Obligations ........................................................    36
    10.13.  Additional Assignors .......................................................    37
    10.14.  Effectiveness ..............................................................    37




ANNEX A      Schedule of Chief Executive Offices/Address(es) of Chief Executive Offices
ANNEX B      Schedule of Inventory and Equipment Locations
ANNEX C      Schedule of Legal Names, Type of Organization (and Whether a Registered
             Organization and/or Transmitting Utility), Jurisdiction of Organization, Location
             and Organizational Identification Numbers
ANNEX D      Schedule of Trade and Fictitious Names
ANNEX E      Schedule of Commercial Tort Claims
ANNEX F      Schedule of Marks and Applications
ANNEX G      Schedule of Patents and Applications
ANNEX H      Schedule of Copyrights and Applications
ANNEX I      Form of Grant of Security Interest in Certain Trademarks
ANNEX J      Form of Grant of Security Interest in Certain Patents
ANNEX K      Form of Grant of Security Interest in Certain Copyrights


                                     (iii)

                                                                       EXHIBIT I

                               SECURITY AGREEMENT

         SECURITY AGREEMENT, dated as of October 15, 1999 and amended and restated as of October 4, 2001 (as so amended and restated and as the same may be further amended, restated, modified and/or supplemented from time to time in accordance with the terms hereof, this "Agreement"), among each of the undersigned (each, an "Assignor" and, together with each other entity which becomes a party hereto pursuant to Section 10.13, collectively, the "Assignors") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Collateral Agent (the "Collateral Agent"), for the benefit of the Secured Creditors (as defined below). Certain capitalized terms as used herein are defined in Article IX hereof. Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H :

         WHEREAS, IASIS Healthcare Corporation, a Delaware corporation (the "Borrower"), various financial institutions from time to time party thereto (the "Lenders"), J.P. Morgan Securities Inc. and The Bank of Nova Scotia, as Co-Lead Arrangers (in such capacity, each a "Co-Lead Arranger" and collectively, the "Co-Lead Arrangers") and Co-Book Runners, BNP Paribas, as Documentation Agent (in such capacity, the "Documentation Agent"), The Bank of Nova Scotia, as Syndication Agent (in such capacity, the "Syndication Agent"), and Morgan Guaranty Trust Company of New York, as Administrative Agent (in such capacity, the "Administrative Agent", and together with the Lenders, the Co-Lead Arrangers, the Syndication Agents, each Issuing Bank, the Pledgee and the Collateral Agent, the "Lender Creditors") have entered into the Credit Agreement providing for the extension of credit to the Borrower as contemplated therein;

         WHEREAS, the Borrower may from time to time enter into one or more (i) interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements), (ii) foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency or commodity values and/or (iii) other types of hedging agreements from time to time (each such agreement or arrangement with an Other Creditor (as hereinafter defined), an "Interest Rate Protection Agreement or Other Hedging Agreement"), with Morgan Guaranty Trust Company of New York in its individual capacity ("Morgan Guaranty"), any Lender or a syndicate of financial institutions organized by Morgan Guaranty or any such Lender, or an affiliate of Morgan Guaranty or any such Lender (Morgan Guaranty, any such Lender or Lenders or affiliate or affiliates of Morgan Guaranty or such Lender or Lenders (even if Morgan Guaranty or any such Lender ceases to be a Lender under the Credit Agreement for any reason) and any such institution that participates in such Interest Rate

                                                                       Exhibit I
                                                                          Page 2

Protection Agreements or Other Hedging Agreements, and in each case their subsequent successors and assigns, collectively, the "Other Creditors", and together with the Lender Creditors, the "Secured Creditors");

         WHEREAS, pursuant to a Subsidiaries Guaranty, dated as of October 15, 1999 (as amended, restated, modified and/or supplemented from time to time, the "Subsidiaries Guaranty"), each Assignor (other than the Borrower) has, jointly and severally guaranteed to the Secured Creditors the payment when due of all obligations and liabilities of the Borrower under or with respect to the Credit Documents and each Interest Rate Protection Agreement and Other Hedging Agreement;

         WHEREAS, it is a condition precedent to the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower under the Credit Agreement and to the Other Creditors entering into Interest Rate Protection Agreements and Other Hedging Agreements that each Assignor shall have executed and delivered to the Collateral Agent this Agreement; and

         WHEREAS, each Assignor will obtain benefits from the incurrence and/or assumption of Loans by the Borrower and the issuance of Letters of Credit for the account of the Borrower under the Credit Agreement and the Borrower's entering into Interest Rate Protection Agreements or Other Hedging Agreements and, accordingly, desires to amend and restate the Security Agreement in the form of this Agreement and to execute this Agreement in order to satisfy the conditions precedent described in the preceding paragraph and to induce the Lenders to make Loans to the Borrower and to issue, and participate in, Letters of Credit for the account of the Borrower, and to induce the Other Creditors to enter into Interest Rate Protection Agreements and Other Hedging Agreements with the Borrower;

         NOW, THEREFORE, in consideration of the benefits accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Collateral Agent and hereby covenants and agrees with the Collateral Agent as follows:

                                    ARTICLE I

                               SECURITY INTERESTS

         1.1. Grant of Security Interests. (a) As security for the prompt and complete payment and performance when due of all of its Obligations, each Assignor does hereby assign and transfer unto the Collateral Agent, and does hereby pledge and grant to the Collateral Agent for the benefit of the Secured Creditors, a continuing security interest in, all of the right, title and interest of such Assignor in, to and under all of the following personal and fixture property (and all rights therein) of such Assignor, or to which such Assignor has any rights, whether in each case now existing or hereafter from time to time acquired:

                  (i)      each and every Account;

                                                                       Exhibit I
                                                                          Page 3

                  (ii) all Contracts, together with all Contract Rights arising thereunder;

                  (iii)    all Inventory;

                  (iv) the Cash Collateral Account and any other cash collateral account established for such Assignor for the benefit of the Secured Creditors and all moneys, securities, Instruments and other investments deposited or required to be deposited in such Cash Collateral Account;

                  (v)      all Equipment;

                  (vi) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of such Assignor symbolized by the Marks;

                  (vii) all Patents and Copyrights and all reissues, renewals and extensions thereof;

                  (viii) all computer programs of such Assignor and all intellectual property rights therein and all other proprietary information of such Assignor, including, but not limited to, Trade Secrets and Trade Secret Rights;

                  (ix)     all insurance policies;

                  (x) all other Goods, General Intangibles, Documents and Instruments of such Assignor (other than the Pledged Securities);

                  (xi) all Chattel Paper (including without limitation all Tangible Chattel Paper and all Electronic Chattel Paper);

                  (xii)    all Commercial Tort Claims;

                  (xiii)   all Investment Property;

                  (xiv) all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);

                  (xv) all Software and all Software licensing rights; all writing, plans, specifications and schematics, all engineering drawings, customer lists, goodwill and licenses, and all recorded data of any kind or nature, regardless of the medium of recording;

                  (xvi)    all Supporting Obligations;

                  (xvii)   all Permits; and

                  (xviii) all Proceeds and products of any and all of the foregoing (all of the above, the "Collateral").

                                                                       Exhibit I
                                                                          Page 4

         (b) The security interest of the Collateral Agent under this Agreement extends to all Collateral of the kind which is the subject of this Agreement which any Assignor may acquire, or with respect to which any Assignor may obtain rights, at any time during the continuation of this Agreement.

         (c)      Notwithstanding anything to the contrary contained in clauses
(a) and (b) above, the security interest created by this Agreement shall not extend to, and the term "Collateral" shall not include any Equipment subject to a purchase money Lien permitted under Section 9.01(iii) or (vii) of the Credit Agreement or a Lien securing Capital Lease Obligations permitted under Section 9.01(xiv) of the Credit Agreement, in each case to the extent, and only to the extent, that the instrument evidencing the purchase money Indebtedness or Capitalized Lease Obligations, as the case may be, secured by such Lien expressly prohibits any other Lien on such Equipment and only for so long as such purchase money Indebtedness or Capitalized Lease Obligations, as the case may be, remains or remain outstanding and upon the earlier of the termination of such prohibition or the satisfaction of such Indebtedness, such Equipment shall be included in the term "Collateral" without any further action on the part of any Assignor, the Collateral Agent or any other Secured Creditor.

         (d)      Notwithstanding anything to the contrary contained in clauses
(a) and (b) above, the security interest created by this Agreement shall not extend to, and the term "Collateral" shall not include (i) any permit, lease or license held by any Assignor that is subject to any agreement which validly prohibits the creation by such Assignor of a security interest in such permit, lease or license (other than to the extent that any such prohibition would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity), and (ii) any permit, lease or license to the extent that any valid enforceable law or regulation applicable to such permit, lease or license prohibits the creation of a security interest therein (other than to the extent that any such prohibition would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, however, that (A) to the extent permitted under applicable law, the right to receive payments of money under such permits, leases or licenses described in the preceding clauses
(i) and (ii) above shall not be excluded from the security interest created hereunder and (B) such rights and property described in the preceding clauses
(i) and (ii) above shall be excluded from the Collateral only to the extent and for so long as such agreement (in the case of clause (i)) or such law (in the case of clause (ii)) continues validly to prohibit the creation of such security interest, and upon the expiration of such prohibition, the permits, leases and licenses as to which such prohibition previously applied shall automatically be included in the Collateral, without further action on the part of each Assignor.

         (e)      Notwithstanding anything to the contrary contained in clauses
(a) and (b) above, it is acknowledged and agreed that the security interest created hereby shall not extend to (i) the AHP Collateral, to the extent, and only to the extent, that the AHP Security Agreement validly prohibits the grant of such security interest and only for the period that the AHP Security

                                                                       Exhibit I
                                                                          Page 5

Agreement is in full force and effect and (ii) any Marks, Patents or Copyrights owned by a third Person in which any Assignor has rights of usage thereof to the extent (and only to the extent) the granting of a security interest therein is expressly prohibited by an agreement relating thereto to which such Assignor is a party provided, however, that such Marks, Patents or Copyrights, as the case may be, shall be excluded from the Collateral only to the extent and only for so long as the relevant agreement continues validly to prohibit the creation of such security interest, and upon the expiration of such prohibition, all Marks, Patents or Copyrights, as the case may be, as to which such prohibition previously applied shall automatically be included in the Collateral, without any further action on the part of any Assignor, the Collateral Agent, or any other Secured Creditor.

         1.2. Power of Attorney. Each Assignor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Assignor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due or to become due to such Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be necessary or advisable to accomplish the purposes of this Agreement, which appointment as attorney is coupled with an interest.

                                   ARTICLE II

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

         Each Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

         2.1. Necessary Filings. (i) All filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the security interest granted by such Assignor to the Collateral Agent hereby in respect of the Collateral have been accomplished (or, in the case of Collateral for which it is necessary to file a UCC-1 financing statement or the filing of the Grants of Security Interests set forth in Annexes I, J and K in order to perfect a security interest in such Collateral, such filings will be accomplished within 10 days following the execution of this Agreement (or to the extent such Collateral is acquired after the execution of this Agreement, within 10 days following the date of the acquisition of such Collateral)), and (ii) the security interest granted to the Collateral Agent pursuant to this Agreement in and to the Collateral constitutes (or, in the case of Collateral referred to in the parenthetical in clause (i) above, upon compliance with the requirements of such parenthetical, will constitute) a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens (other than Permitted Liens) and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests.

                                                                       Exhibit I
                                                                          Page 6

         2.2. No Liens. Such Assignor is, and as to all Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of, or has rights in, all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens and Liens created under this Agreement), and such Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent.

         2.3. Other Financing Statements. There is no financing statement evidencing a valid security interest against the Borrower or any of its Subsidiaries (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than (x) as may be filed in connection with Liens permitted pursuant to Section 9.01 of the Credit Agreement and (y) those with respect to which appropriate termination statements executed by the secured lender thereunder have been delivered to the Administrative Agent pursuant to the terms of the Credit Agreement), and so long as the Total Commitments have not been terminated or any Note or Letter of Credit remains outstanding or any of the Obligations (other than arising from indemnities for which no request has been made) remain unpaid or any Interest Rate Protection Agreement or Other Hedging Agreement remains in effect or any Obligations are owed with respect thereto, such Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Assignor or as permitted by the Credit Agreement.

         2.4. Chief Executive Office; Records. The chief executive office of such Assignor is, on the date of this Agreement, located at the address or addresses indicated on Annex A hereto. During the period of the four calendar months preceding the date of this Agreement, the chief executive office of such Assignor has not been located at any address other than that indicated on Annex A in accordance with the immediately preceding sentence, in each case unless each such other address is also indicated on Annex A hereto for such Assignor. The originals of all documents evidencing all Accounts, Contract Rights and Trade Secret Rights of such Assignor and the only original books of account and records of such Assignor relating thereto are, and will continue to be, kept at such chief executive office or at such new locations as such Assignor may establish in accordance with the last sentence of this Section 2.4. All Accounts, Contract Rights and Trade Secret Rights of such Assignor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, the office locations described above or such new location established in accordance with the last sentence of this Section 2.4. No Assignor shall establish a new location for its chief executive office in any of the States of Alabama, Florida or Mississippi at any time prior to January 1, 2002, unless in any such case (i) it shall have given to the Collateral Agent not less than 30 days' (or such shorter period of time agreed to by the Collateral Agent) prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new location, it shall have taken all action, satisfactory to the Collateral Agent, to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect, (iii) at the reasonable request of the

                                                                       Exhibit I
                                                                          Page 7

Collateral Agent, it shall have furnished an opinion of counsel reasonably acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and (iv) the Collateral Agent shall have received reasonable evidence that all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.

         2.5. Location of Inventory and Equipment. All Inventory and Equipment held on the date hereof, or held at any time during the four calendar months prior to the date hereof, by such Assignor is located at one of the locations shown on Annex B hereto. Such Assignor agrees that all Inventory and Equipment now held or subsequently acquired by it shall be kept at (or shall be in transport to) any one of the locations shown on Annex B hereto, or such new location as such Assignor may establish in accordance with the last sentence of this Section 2.5 To the extent that any Assignor desires to establish a new location for Inventory and Equipment that is located in Alabama, Florida or Mississippi, such Assignor only may do so if (i) it shall have given to the Collateral Agent not less than 30 days' (or such shorter period of time agreed to by the Collateral Agent) prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new location, it shall take all action as the Collateral Agent may reasonably request to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect; provided, however, from and after January 1, 2002, the provisions of this sentence shall not be applicable if such new location is in Alabama, Florida or Mississippi, (iii) at the reasonable request of the Collateral Agent, it shall have furnished an opinion of counsel reasonably acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and (iv) the Collateral Agent shall have received reasonable evidence that all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.

         2.6. Legal Names; Type of Organization (and Whether a Registered Organization and/or a Transmitting Utility); Jurisdiction of Organization; Location; Organizational Identification Numbers; Changes Thereto; etc. The exact legal name of each Assignor, the type of organization of such Assignor, whether or not such Assignor is a Registered Organization, the jurisdiction of organization of such Assignor, such Assignor's Location the organizational identification number (if any) of each Assignor, and whether or not such Assignor is a Transmitting Utility, is listed on Annex C hereto for such Assignor. No Assignor shall change its legal name, its type of organization (including without limitation its status as (x) a Registered Organization, in the case of each Registered Organization or (y) a Transmitting Utility or a Person which is not a Transmitting Utility, as the case may be), its jurisdiction of organization, its Location or its organizational identification number (if any) from that listed on Annex C hereto for such Assignor or those that may have been established after the date of this Agreement in accordance with the immediately succeeding sentence of this Section 2.6. No Assignor shall

                                                                       Exhibit I
                                                                          Page 8

change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its status as a Transmitting Utility or as a Person which is not a Transmitting Utility, as the case may be, its jurisdiction of organization, its Location, or its organizational identification number (if any), except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Secured Debt Agreements and so long as same do not involve (x) a Registered Organization ceasing to constitute same or (y) any Assignor changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of each change to the information listed on Annex C (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to Annex C which shall correct all information contained therein for the respective Assignor, and (ii) in connection with the respective such change or changes, it shall have taken all action reasonably requested by the Collateral Agent to maintain the security interests of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. In addition, to the extent that any Assignor does not have an organizational identification number on the date hereof and later obtains one, such Assignor shall promptly thereafter notify the Collateral Agent of such organizational identification number and shall take all actions reasonably satisfactory to the Collateral Agent to the extent necessary to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect.

         2.7. Trade Names; Change of Name. Such Assignor does not have or operate in any jurisdiction under, or within the five year period preceding the date of this Agreement previously has not had or has not operated in any jurisdiction under, any trade names, fictitious names or other names (including any names of divisions or operations) except its legal name as specified on Annex C hereto and such other trade or fictitious names as are listed on Annex D hereto. Such Assignor shall not change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name except those names listed on Annexes C and D hereto in the jurisdictions listed with respect to such names and new names (including, without limitation, any names of divisions or operations) and/or jurisdictions established in accordance with the last sentence of this Section 2.7. Such Assignor shall not assume or operate in any jurisdiction under any new trade, fictitious or other name or operate under any existing name in any additional jurisdiction until (i) it shall have given to the Collateral Agent not less than 30 days' (or such shorter period of time agreed to by the Collateral Agent) prior written notice of its intention so to do, clearly describing such new name and/or jurisdiction and, in the case of a new name, the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new name and/or jurisdiction, it shall have taken all action to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect, (iii) at the reasonable request of the Collateral Agent, it shall have furnished an opinion of counsel reasonably acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and (iv) the Collateral Agent shall have received reasonable evidence that all other actions (including, without limitation, the payment of all filing

                                                                       Exhibit I
                                                                          Page 9

fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.

         2.8. Collateral in the Possession of a Bailee. If any Inventory or other Goods are at any time in the possession of a bailee and in an amount of $1,500,000 or more, the respective Assignor shall promptly notify the Collateral Agent thereof and, if requested by the Collateral Agent, shall use its reasonable best efforts to promptly obtain an acknowledgment from such bailee, in form and substance reasonably satisfactory to the Collateral Agent, that the bailee holds such Collateral for the benefit of the Collateral Agent and shall act upon the instructions of the Collateral Agent, without the further consent of the respective Assignor. The Collateral Agent agrees with the Assignors that the Collateral Agent shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the respective Assignor with respect to any such bailee.

         2.9. Recourse. This Agreement is made with full recourse to such Assignor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Assignor contained herein, in the other Credit Documents, in the Interest Rate Protection Agreements or Other Hedging Agreements and otherwise in writing in connection herewith or therewith.

                                   ARTICLE III

                          SPECIAL PROVISIONS CONCERNING
                     ACCOUNTS; CONTRACT RIGHTS; INSTRUMENTS;
                   CHATTEL PAPER AND CERTAIN OTHER COLLATERAL

         3.1. Additional Representations and Warranties. As of the time when each of its Accounts arises, each Assignor shall be deemed to have represented and warranted that such Account, and all records, papers and documents relating thereto (if any) are genuine and in all material respects what they purport to be, and that all papers and documents (if any) relating thereto (i) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes)and (ii) will be in compliance and will in all material respects conform with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

         3.2. Maintenance of Records. Each Assignor will keep and maintain at its own cost and expense satisfactory and complete records of its Accounts and Contracts, including, but not limited to, originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and such Assignor will make the same available on such Assignor's premises to the Collateral Agent for inspection, at such Assignor's own cost and expense, at any and all reasonable times and intervals as the Collateral Agent may request. Upon the occurrence and during the continuance of an Event of Default and at the request of the Collateral Agent, such Assignor shall, at its own cost and expense, deliver all tangible evidence of its Accounts and Contract Rights (including, without limitation, all documents evidencing the Accounts and all

                                                                       Exhibit I
                                                                         Page 10

Contracts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Assignor). If the Collateral Agent so directs, such Assignor shall legend, in form and manner reasonably satisfactory to the Collateral Agent, the Accounts and the Contracts, as well as books, records and documents of such Assignor evidencing or pertaining to such Accounts and Contracts with an appropriate reference to the fact that such Accounts and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

         3.3. Direction to Account Debtors; Contracting Parties; etc. Upon the occurrence and during the continuance of an Event of Default, and if the Collateral Agent so directs any Assignor, such Assignor agrees (x) to cause all payments on account of the Accounts and Contracts to be made directly to the Cash Collateral Account, (y) that the Collateral Agent may, at its option and in accordance with applicable law, directly notify the obligors with respect to any Accounts and/or under any Contracts to make payments with respect thereto as provided in preceding clause (x), and (z) that the Collateral Agent may, in accordance with applicable law, enforce collection of any such Accounts or Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Assignor, provided that this sentence shall not apply to Accounts owed to St. Luke's Sub to the extent (and only to the extent) that such action is prohibited by the St. Luke's Lease. Upon the occurrence and during the continuance of an Event of Default, without notice to or assent by any Assignor, the Collateral Agent may apply, in accordance with applicable law, any or all amounts then in, or thereafter deposited in, the Cash Collateral Account in the manner provided in Section 7.4 of this Agreement. The costs and expenses (including attorneys' fees) of collection, whether incurred by any Assignor or the Collateral Agent, shall be borne by such Assignor.

         3.4. Modification of Terms; etc. At any time when a Noticed Event of Default shall have occurred and be continuing, no Assignor shall rescind or cancel any indebtedness evidenced by any Accounts, or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Accounts, or interest therein, without the prior written consent of the Collateral Agent, except as permitted by Section 3.5. No Assignor shall rescind or cancel any indebtedness evidenced by any Contract, or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Contract, or interest therein, without the prior written consent of the Collateral Agent, except (i) as permitted by Section 3.5 and (ii) so long as no Default or Event of Default is then in existence, to the extent that the aggregate cost to such Assignor resulting from any such recission, cancellation, modification, adjustment, extension, compromise, settlement or sale is not material to such Assignor. Each Assignor will duly fulfill all material obligations on its part to be fulfilled under or in connection with the Accounts and Contracts and will do nothing to impair the rights of the Collateral Agent in the Accounts or the Contracts, except as permitted by this Section 3.4 and Section 3.5.

         3.5. Collection. At any time when a Noticed Event of Default shall have occurred and be continuing, each Assignor shall use reasonable efforts to endeavor to cause to be

                                                                       Exhibit I
                                                                         Page 11

collected from the account debtor named in each of its Accounts or obligor under any Contract, as and when due (including, without limitation, amounts, services or products which are delinquent, such amounts, services or products to be collected in accordance with generally accepted lawful collection procedures) any and all amounts, services or products owing under or on account of such Account or Contract, and apply forthwith upon receipt thereof all such amounts, services or products as are so collected to the outstanding balance of such Account or under such Contract, except that, prior to the occurrence of an Event of Default, any Assignor may allow in the ordinary course of business as adjustments to amounts, services or products owing under its Accounts and Contracts (i) an extension or renewal of the time or times of payment or exchange, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with reasonable business judgment and
(ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services. The costs and expenses (including, without limitation, attorneys' fees) of collection, whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor.

         3.6. Instruments. If any Assignor owns or acquires any Instrument constituting Collateral, such Assignor will within 10 days notify the Collateral Agent thereof and, upon request by the Collateral Agent, promptly deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent as further security hereunder.

         3.7. Assignors Remain Liable Under Accounts. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Accounts to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to such Accounts. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such Account pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by them or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

         3.8. Assignors Remain Liable Under Contracts. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Contracts to observe and perform all of the conditions and obligations to be observed and performed by them thereunder, all in accordance with and pursuant to the terms and provisions of each Contract. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such Contract pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Contract, to make any payment, to

                                                                       Exhibit I
                                                                         Page 12

make any inquiry as to the nature or the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

         3.9. Letter-of-Credit Rights. If any Assignor is at any time a beneficiary under a letter of credit with a stated amount of $1,500,000 or more, such Assignor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, such Assignor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, use its reasonable best efforts to (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under such letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of such letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be applied as provided in this Agreement after the occurrence and during the continuance of an Event of Default.

         3.10. Commercial Tort Claims. All Commercial Tort Claims of each Assignor in existence on the date of this Agreement are described in Annex E hereto. If any Assignor shall at any time after the date of this Agreement acquire a Commercial Tort Claim in an amount (taking the greater of the aggregate claimed damages thereunder or the reasonably estimated value thereof) of $1,500,000 or more, such Assignor shall promptly notify the Collateral Agent thereof in a writing signed by such Assignor and describing the details thereof and shall grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

         3.11. Chattel Paper. Upon the request of the Collateral Agent made at any time or from time to time, each Assignor shall promptly furnish to the Collateral Agent a list of all Electronic Chattel Paper held or owned by such Assignor. Furthermore, if requested by the Collateral Agent, each Assignor shall promptly take all actions which are reasonably practicable so that the Collateral Agent has "control" of all Electronic Chattel Paper in accordance with the requirements of Section 9-105 of the UCC.

         3.12. Further Actions. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps, including any and all actions as may be necessary or required under the Federal Assignment of Claims Act, relating to its Accounts, Contracts, Instruments and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably request to preserve and protect its security interest in the Collateral.

                                                                       Exhibit I
                                                                         Page 13

                                   ARTICLE IV

                    SPECIAL PROVISIONS CONCERNING TRADEMARKS

         4.1. Additional Representations and Warranties. Each Assignor represents and warrants that it is the true, lawful, sole and exclusive owner of or otherwise has the right to use the Marks listed in Annex F hereto and that said listed Marks constitute all the Marks that such Assignor presently owns or uses in connection with its business (other than immaterial unregistered Marks) and include all Marks registered in the United States Patent and Trademark Office or the equivalent thereof in any foreign country and all unregistered Marks (other than immaterial unregistered Marks) that such Assignor now owns, licenses or uses for products developed by such Assignor in connection with its business. Each Assignor represents and warrants that it owns, is licensed to use or otherwise has the right to use, all Marks that it uses. Each Assignor further warrants that it has no knowledge of any material third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any rights in any trademark, service mark or trade name. Each Assignor represents and warrants that it is the beneficial and record owner of all trademark registrations and applications listed in Annex F hereto and designated as "owned" thereon and that said registrations are valid, subsisting and have not been canceled and that such Assignor is not aware of any material third-party claim that any of said registrations is invalid or unenforceable, or that there is any reason that any of said applications will not pass to registration. Each Assignor represents and warrants that upon the recordation of a Grant of Security Interest in United States Trademarks in the form of Annex I hereto in the United States Patent and Trademark Office, together with filings on Form UCC-1 pursuant to this Agreement, all filings, registrations and recordings necessary or appropriate to perfect the security interest granted to the Collateral Agent in the registered United States Marks covered by this Agreement under federal law will have been accomplished. Each Assignor agrees to execute such a Grant of Security Interest in United States Trademark covering all right, title and interest in each registered United States Mark, and the associated goodwill, of such Assignor, and to record the same. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office or secretary of state or equivalent governmental agency of any State of the United States or any foreign jurisdiction in order to effect an absolute assignment of all right, title and interest in each Mark, and record the same.

         4.2. Licenses and Assignments. Each Assignor hereby agrees not to divest itself of any right under any Mark that is material to the business of such Assignor absent prior written approval of the Collateral Agent, except as otherwise permitted by this Agreement or the Credit Agreement.

         4.3. Infringements. Each Assignor agrees, promptly upon learning thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to,
(i) any party who such Assignor believes is infringing or diluting or otherwise violating in any material respect any of such Assignor's rights in and to any material Mark, or (ii) with respect to any party claiming that such Assignor's use of

                                                                       Exhibit I
                                                                         Page 14

any material Mark violates in any material respect any property right of that party. Each Assignor further agrees, unless otherwise agreed by the Collateral Agent, to prosecute, in accordance with reasonable business practices, any Person infringing any material Mark owned by such Assignor.

         4.4. Preservation of Marks. Each Assignor agrees to use its Marks in interstate or foreign commerce, as the case may be, during the time in which this Agreement is in effect, sufficiently to preserve such Marks as valid and subsisting trademarks or service marks under the laws of the United States or the relevant foreign jurisdiction; provided that no Assignor shall be obligated to preserve any Mark to the extent the Assignor determines, in its reasonable business judgment, that the preservation of such Mark is no longer desirable in the conduct of its business.

         4.5. Maintenance of Registration. Each Assignor shall, at its own expense and in accordance with reasonable business practices, process all documents required by the Trademark Act of 1946, as amended, 15 U. S. C. ss. ss. 1051 et seq. and any foreign equivalent thereof to maintain trademark registrations, including but not limited to affidavits of continued use and applications for renewals of registration in the United States Patent and Trademark Office or equivalent governmental agency in any foreign jurisdiction for all of its registered Marks pursuant to 15 U. S. C. ss. ss. 1058(a), 1059 and 1065 or any foreign equivalent thereof, as applicable, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Collateral Agent; provided that no Assignor shall be obligated to maintain any Mark to the extent such Assignor determines, in its reasonable business judgment, that the maintenance of such Mark is no longer necessary or desirable in the conduct of its business.

         4.6. Future Registered Marks. Within 30 days following the end of each fiscal quarter of the Borrower, the Assignors shall deliver to the Collateral Agent, an updated Annex F listing (as of the end of such fiscal quarter) any and all newly issued Marks (other than immaterial unregistered Marks) not previously listed on such Annex F or any such update. Upon the Collateral Agent's request, the relevant Assignor shall, at such Assignor's expense, deliver to the Collateral Agent an assignment for security in any such newly issued Mark, the form of such assignment for security to be substantially the same as the form hereof or in such other form as may be reasonably satisfactory to the Collateral Agent.

         4.7. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title and interest of such Assignor in and to each of the Marks, together with all trademark rights and rights of protection to the same and the goodwill of such Assignor's business symbolized by said Marks and the right to recover for past infringements thereof, vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Creditors, and the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 4.1 to execute, cause to be acknowledged and notarized and to record an absolute assignment with the applicable agency; (ii) take and use or sell the Marks and

                                                                       Exhibit I
                                                                         Page 15

the goodwill of such Assignor's business symbolized by the Marks and the right to carry on the business and use the assets of such Assignor in connection with which the Marks have been used; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from using the Marks in any manner whatsoever, directly or indirectly, and, if requested by the Collateral Agent, change such Assignor's corporate name to eliminate therefrom any use of any Mark and execute such other and further documents that the Collateral Agent may request to further confirm this and to transfer ownership of the Marks and registrations and any pending trademark applications therefor in the United States Patent and Trademark Office or any equivalent government agency or office in any foreign jurisdiction to the Collateral Agent.

                                    ARTICLE V

                          SPECIAL PROVISIONS CONCERNING
                      PATENTS, COPYRIGHTS AND TRADE SECRETS

         5.1. Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful exclusive owner of or otherwise has the right to use all (i) Trade Secret Rights of such Assignor,
(ii) rights in the Patents of such Assignor listed in Annex G hereto and that said Patents constitute all the patents and applications for patents that such Assignor now owns or that are otherwise used, pursuant to a license or sublicense, in the conduct of the business of such Assignor and (iii) rights in the Copyrights of such Assignor listed in Annex H hereto, and that such Copyrights constitute all registrations of copyrights and applications for copyright registrations that the Assignor now owns or that are otherwise used, pursuant to a license or sublicense, in the conduct of the business of such Assignor. Each Assignor further represents and warrants that it has the exclusive right (or, in the case of any Patents or Copyrights subject to an agreement which provides such right is non-exclusive, non-exclusive rights), in all material respects, to use and practice under all material Patents and Copyrights that it owns, uses, pursuant to a license or sublicense, or under which it practices and has the exclusive right (or, in the case of Patent subject to an agreement which provides such right is non-exclusive, non-exclusive right), in all material respects, to exclude others from using or practicing under any Patents it owns, uses, pursuant to a license or sublicense, or under which it practices. Each Assignor further warrants that it has no knowledge of any material third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any rights in any Patent or Copyright or that such Assignor has misappropriated any Trade Secrets, Trade Secret Rights or other proprietary information. Each Assignor represents and warrants that upon the recordation of a Grant of Security Interest in United States Patents in the form of Annex J hereto in the United States Patent and Trademark Office and the recordation of a Grant of Security Interest in United States Copyrights in the form of Annex K hereto in the United States Copyright Office, together with filings on Form UCC-1 pursuant to this Agreement, all filings, registrations and recordings necessary or appropriate to perfect the security interest granted to the Collateral Agent in the registered United States Patents and registered United States Copyrights covered by this Agreement under federal law will have been accomplished. Each Assignor agrees to execute a Grant of Security Interest in registered United States Patents covering all right, title and interest in each registered United States Patent of such

                                                                       Exhibit I
                                                                         Page 16

Assignor and to record the same, and to execute such a Grant of Security Interest in registered United States Copyrights covering all right, title and interest in each registered United States Copyright of such Assignor and to record the same. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the United States Patent and Trademark Office or equivalent governmental agency in any foreign jurisdiction or the United States Copyright Office or equivalent governmental agency in any foreign jurisdiction in order to effect an absolute assignment of all right, title and interest in each registered Patent and registered Copyright of such Assignor, as the case may be, and to record the same.

         5.2. Licenses and Assignments. Each Assignor hereby agrees not to divest itself of any right under any Patent or Copyright that is material to the business of such Assignor absent prior written approval of the Collateral Agent, except as otherwise permitted by this Agreement or the Credit Agreement.

         5.3. Infringements. Each Assignor agrees, promptly upon learning thereof, to furnish the Collateral Agent in writing with all pertinent information available to such Assignor with respect to any infringement, contributing infringement or active inducement to infringe any of such Assignor's rights in any material Patent or material Copyright or to any claim that the practice of any material Patent or the use of any material Copyright of such Assignor violates any property right of a third party, or with respect to any misappropriation of any material Trade Secret Right of such Assignor or any claim that practice of any material Trade Secret Right of such Assignor violates any property right of a third party. Each Assignor further agrees, absent direction of the Collateral Agent to the contrary, to diligently prosecute, in accordance with reasonable business practices, any Person infringing any material Patent or material Copyright of such Assignor or any Person misappropriating any material Trade Secret Right of such Assignor.

         5.4. Maintenance of Patents and Copyrights. At its own expense, each Assignor shall make timely payment of all post-issuance fees required pursuant to 35 U. S. C. ss. 41 and any foreign equivalent thereof to maintain in force rights under each of its Patents, and to apply as permitted pursuant to applicable law for any renewal of each of its Copyrights, in any case absent prior written consent of the Collateral Agent; provided, that, no Assignor shall be obligated to pay any such fees or apply for any such renewal to the extent that such Assignor determines, in its reasonable business judgment, that the maintenance of such Patent or Copyright is no longer necessary or desirable in the conduct of its business.

         5.5. Prosecution of Patent or Copyright Applications. At its own expense, each Assignor shall diligently prosecute, in accordance with reasonable business practices, all of its applications for Patents listed in Annex G hereto and for Copyrights listed in Annex H hereto and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies, absent written consent of the Collateral Agent, provided that no Assignor shall be obligated to prosecute such application for any such Patent or Copyright to the extent that such Assignor determines, in its reasonable business judgment, that the prosecution of such application for any such Patent or Copyright is no longer necessary or desirable in the conduct of its business.

                                                                       Exhibit I
                                                                         Page 17

         5.6. Other Patents and Copyrights. Within 30 days following the end of each fiscal quarter of the Borrower, Assignors shall deliver to the Collateral Agent updated Annexes G and H listing, as of the end of such fiscal quarter, any and all newly issued or acquired United States Patent or Copyright registrations and any and all newly filed applications for United States Patent or Copyright registrations. Upon the Collateral Agent's reasonable request, the relevant Assignor shall, at such Assignor's expense, deliver to the Collateral Agent an assignment for security as to any such newly issued or acquired Patent or Copyright (or newly filed application therefor), the form of such assignment for security to be substantially the same as the form hereof or in such other form as may be reasonably satisfactory to the Collateral Agent.

         5.7. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title, and interest of such Assignor in each of the Patents and Copyrights vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such right, title, and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Creditors, and the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 5.1 to execute, cause to be acknowledged and notarized and to record an absolute assignment with the applicable agency; (ii) take and use, practice or sell the Patents, Copyrights and Trade Secret Rights; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from practicing the Patents and using the Copyrights and/or Trade Secret Rights directly or indirectly, and such Assignor shall execute such other and further documents as the Collateral Agent may request further to confirm this and to transfer ownership of the Patents, Copyrights and Trade Secret Rights to the Collateral Agent for the benefit of the Secured Creditors.

                                   ARTICLE VI

                      PROVISIONS CONCERNING ALL COLLATERAL

         6.1. Protection of Collateral Agent's Security. Each Assignor will do nothing to impair the rights of the Collateral Agent in the Collateral. Each Assignor will at all times keep its Inventory and Equipment insured, at such Assignor's own expense to the extent and in the manner provided in the Credit Agreement and the other Credit Documents. Except as otherwise permitted to be retained or expended by the relevant Assignor pursuant to the Credit Agreement, the Collateral Agent shall, at the time such proceeds of such insurance are distributed to the Secured Creditors, apply such proceeds in accordance with the Credit Agreement, or after the Obligations have been accelerated or otherwise become due and payable, in accordance with Section 7.4. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

         6.2. Warehouse Receipts Non-Negotiable. Each Assignor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of

                                                                       Exhibit I
                                                                         Page 18

its Inventory, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

         6.3. Further Actions. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

         6.4. Financing Statements. Each Assignor agrees to execute and deliver to the Collateral Agent such financing statements, in form acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are reasonably necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, first priority (subject to Permitted Liens) perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby all in accordance with the Uniform Commercial Code as enacted in any and all relevant jurisdictions or any other relevant law. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Assignor hereby authorizes the Collateral Agent to file any such financing statements without the signature of such Assignor where permitted by law (and such authorization includes describing the collateral as "all assets" of such Assignor).

                                   ARTICLE VII

                  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

         7.1. Remedies; Obtaining the Collateral Upon Default. Each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may also, in each case subject to and in accordance with all applicable laws:

                  (i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies and other facilities of such Assignor;

                  (ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Accounts and the Contracts) constituting the

                                                                       Exhibit I
                                                                         Page 19

         Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of such Assignor in respect of such Collateral;

                  (iii) withdraw all monies, securities and instruments in the Cash Collateral Account for application to the Obligations in accordance with Section 7.4;

                  (iv) sell, assign or otherwise liquidate, or direct such Assignor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof in accordance with Section 7.2, or direct the relevant Assignor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

                  (v) take possession of the Collateral or any part thereof, by directing the relevant Assignor in writing to deliver the same to the Collateral Agent at any place or places designated by the Collateral Agent, in which event such Assignor shall at its own expense:

                           (x) forthwith cause the same to be moved to the place or places so reasonably designated by the Collateral Agent and there delivered to the Collateral Agent;

                           (y) store and keep any Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 7.2; and

                           (z) while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition;

                  (vi) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine; and

                  (vii) take any other action as specified in clauses (1) through (5), inclusive, of Section 9-607(a) of the UCC;

it being understood that each Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Assignor of said obligation. The Secured Creditors agree that this Agreement may be enforced only by the action of the Administrative Agent or the Collateral Agent, in each case acting upon the instructions of the Required Secured Creditors and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be

                                                                       Exhibit I
                                                                         Page 20

exercised by the Administrative Agent or the Collateral Agent or the holders of at least a majority of the outstanding Other Obligations, as the case may be, for the benefit of the Secured Creditors upon the terms of this Agreement.

    7.2. Remedies; Disposition of the Collateral. Any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.1 and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair at the expense of the relevant Assignor which the Collateral Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' written notice to the relevant Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the relevant Assignor or any nominee of such Assignor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to the relevant Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Collateral Agent's option, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers in general circulation to be selected by the Collateral Agent. To the extent permitted by any such requirement of law, the Collateral Agent on behalf of the Secured Creditors (or certain of them) may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section without accountability to the relevant Assignor. If, under mandatory requirements of applicable law, the Collateral Agent shall be required to make a disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Assignor as hereinabove specified, the Collateral Agent need give such Assignor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law. Each Assignor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sale or sales of all or any portion of the Collateral of such Assignor valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrations or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Assignor's expense.

    7.3. Waiver of Claims. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT

                                                                       Exhibit I
                                                                         Page 21

LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH SUCH ASSIGNOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and such Assignor hereby further waives, to the extent permitted by law:

                  (i) all damages occasioned by such taking of possession except any damages which are the direct result of the Collateral Agent's gross negligence or willful misconduct;

                  (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

                  (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall, to the fullest extent permitted under applicable law, operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

    7.4. Application of Proceeds. (a) All moneys collected by the Collateral Agent upon any sale or other disposition of the Collateral (or, to the extent the Pledge Agreement, any Mortgage or any other Security Document requires proceeds of collateral thereunder to be applied in accordance with the provisions of this Agreement, the Pledgee under the Pledge Agreement, the mortgagee under such Mortgage or the collateral agent under such other Security Document), together with all other moneys received by the Collateral Agent hereunder, shall be applied as follows:

                  (i) first, to the payment of all Obligations owing to the Pledgee or the Collateral Agent of the type described in clauses (iii),
         (iv) and (v) of the definition of "Obligations";

                  (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), to the payment of all amounts owing to any Agent of the type described in clauses (v) and (vi) of the definition of "Obligations";

                  (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Primary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e), with each Secured

                                                                       Exhibit I
                                                                         Page 22

         Creditor receiving an amount equal to its outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share of the amount remaining to be distributed;

                  (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iii), inclusive, an amount equal to the outstanding Secondary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e), with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

                  (v) fifth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iv), inclusive, and following the termination of this Agreement pursuant to
         Section 10.8(a) hereof, to the relevant Assignor or to whomever may be lawfully entitled to receive such surplus.

                  (b) For purposes of this Agreement (x) "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) "Primary Obligations" shall mean (i) in the case of the Credit Document Obligations, all principal of, and interest on, all Loans under the Credit Agreement, all Unpaid Drawings theretofore made (together with all interest accrued thereon), the aggregate Stated Amounts of all Letters of Credit issued (or deemed issued) under the Credit Agreement, and all Fees and
(ii) in the case of the Other Obligations, all amounts due under the Interest Rate Protection Agreements or Other Hedging Agreements (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities) and (z) "Secondary Obligations" shall mean all Obligations other than Primary Obligations.

                  (c) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 7.4 only) (i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

                                                                       Exhibit I
                                                                         Page 23

                  (d) Each of the Secured Creditors agrees and acknowledges that if the Lender Creditors are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued (or deemed issued) under the Credit Agreement (which shall only occur after all outstanding Loans and Unpaid Drawings with respect to such Letters of Credit have been paid in full), such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Lender Creditors, as cash security for the repayment of Obligations owing to the Lender Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit, and after the application of all such cash security to the repayment of all Obligations owing to the Lender Creditors after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be returned by the Agent to the Collateral Agent for distribution in accordance with Section 7.4(a) hereof.

                  (e) Except as set forth in Section 7.4(d), all payments required to be made hereunder shall be made (x) if to the Lender Creditors, to the Administrative Agent under the Credit Agreement for the account of the Lender Creditors, and (y) if to the Other Creditors, to the trustee, paying agent or other similar representative (each, a "Representative") for the Other Creditors or, in the absence of such a Representative, directly to the Other Creditors.

                  (f) For purposes of applying payments received in accordance with this Section 7.4, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent under the Credit Agreement and (ii) the Representative for the Other Creditors or, in the absence of such a Representative, upon the Other Creditors for a determination (which the Administrative Agent, each Representative for any Secured Creditors and the Secured Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Primary Obligations and Secondary Obligations owed to the Lender Creditors or the Other Creditors, as the case may be. Unless it has actual knowledge (including by way of written notice from a Lender Creditor or an Other Creditor) to the contrary, the Administrative Agent and each Representative, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding. Unless it has actual knowledge (including by way of written notice from an Other Creditor) to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Interest Rate Protection Agreements or Other Hedging Agreements are in existence.

                  (g) It is understood and agreed that each Assignor shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral in which it has granted a security interest hereunder and the aggregate amount of its Obligations.

         7.5. Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given under this Agreement, the Interest Rate Protection Agreements or Other Hedging Agreements or the other Credit Documents or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often

                                                                       Exhibit I
                                                                         Page 24

and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover expenses, including reasonable attorneys' fees, and the amounts thereof shall be included in such judgment.

         7.6. Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Assignor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

                                  ARTICLE VIII

                                    INDEMNITY

         8.1. Indemnity. (a) Each Assignor jointly and severally agrees to indemnify, reimburse and hold the Collateral Agent, each other Secured Creditor and their respective successors, assigns, employees, agents and servants (hereinafter in this Section 8.1 referred to individually as an "Indemnitee," and, collectively, as "Indemnitees") harmless from any and all liabilities, obligations, losses, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including attorneys' fees and expenses) (for the purposes of this Section 8.1, the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any Interest Rate Protection Agreement or Other Hedging Agreement, any other Credit Document or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property

                                                                       Exhibit I
                                                                         Page 25

damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 8.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee. Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, loss, damage, injury, penalty, claim, demand, action, suit or judgment, the relevant Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the relevant Assignor of any such assertion of which such Indemnitee has knowledge.

                  (b) Without limiting the application of Section 8.1(a), each Assignor agrees, jointly and severally, to pay, or reimburse the Collateral Agent for any and all fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

                  (c)      Without limiting the application of Section 8.1(a) or
(b), each Assignor agrees, jointly and severally, to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by any Assignor in this Agreement, any Interest Rate Protection Agreement or Other Hedging Agreement, any other Credit Document or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement, any Interest Rate Protection Agreement or Other Hedging Agreement or any other Credit Document.

                  (d) If and to the extent that the obligations of any Assignor under this Section 8.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

         8.2. Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Assignor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement, the termination of all Interest Rate Protection Agreements or Other Hedging Agreements and Letters of Credit, and the payment of all other Obligations and notwithstanding the discharge thereof.

                                                                       Exhibit I
                                                                         Page 26

                                   ARTICLE IX

                                   DEFINITIONS

         The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

         "Account" shall mean any "account" as such term is defined in Article 9 of the Uniform Commercial Code as in effect on the date hereof in the State of New York, and in any event, shall include but shall not be limited to, all rights to payment of any monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered,
(iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or (viii) as winnings in a lottery or other game of chance operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State. Without limiting the foregoing, the term "account" shall include all Health-Care-Insurance Receivables.

         "Administrative Agent" shall have the meaning provided in the recitals hereto.

         "Agreement" shall have the meaning provided in the preamble to this Agreement.

         "AHP" shall mean AHP of Utah, Inc., a Utah corporation.

         "AHP Collateral" shall mean the "collateral" covered by the AHP Security Agreement as in effect on the Initial Borrowing Date.

         "AHP Security Agreement" shall mean the Security Agreement, dated as of May 15, 1996, by and between Pioneer Valley and AHP.

         "As-Extracted Collateral" shall mean "as-extracted collateral" as such term is defined in Article 9 of the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Assignor" shall have the meaning provided in the preamble to this Agreement.

         "Borrower" shall mean IASIS Healthcare Corporation, a Delaware corporation.

         "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Creditors.

         "Chattel Paper" shall mean "chattel paper" as such term is defined in
Article 9 of the Uniform Commercial Code as in effect on the date hereof in the State of New York. Without

                                                                       Exhibit I
                                                                         Page 27

limiting the foregoing, the term "Chattel Paper" shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.

         "Class" shall have the meaning provided in Section 10.2 of this Agreement.

         "Co-Book Runner" shall have the meaning set forth in the recitals hereto.

         "Co-Lead Arrangers" shall have the meaning provided in the recitals hereto.

         "Collateral" shall have the meaning provided in Section 1.1(a) of this Agreement.

         "Collateral Agent" shall have the meaning provided in the preamble to this Agreement.

         "Commercial Tort Claims" shall mean "commercial tort claims" as such term is defined in Article 9 of the Uniform Commercial code as in effect on the date hereof in the State of New York.

         "Contract Rights" shall mean all rights of an Assignor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all contracts, (ii) any and all rights to receive and compel performance under any or all Contracts, and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.

         "Contracts" shall mean all contracts between any Assignor and one or more additional parties (including, without limitation, any Interest Rate Protection Agreement or Other Hedging Agreement).

         "Copyrights" shall mean any United States or foreign copyright owned by any Assignor, including any registrations of any copyrights in the United States Copyright Office or the equivalent thereof in any foreign country, other than any country outside the United States where the grant of a security interest would violate such Copyrights, as well as any application for a United States or foreign copyright registration now or hereafter made with the United States Copyright Office or the equivalent thereof in any foreign jurisdiction by any Assignor.

         "Credit Agreement" shall mean the Amended and Restated Credit Agreement, dated as of October 15, 1999 and amended and restated as of October 4, 2001, among the Borrower, the Lenders, the Co-Lead Arrangers, the Syndication Agent and the Administrative Agent, providing for the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower as contemplated therein, as so amended and restated and as the same may be amended, restated, modified, extended, renewed, replaced, supplemented, restructured and/or refinanced from time to time, and including any agreement extending the maturity of, refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers thereunder that are Subsidiaries of the Borrower and whose obligations are guaranteed by the Borrower and/or the Subsidiary Guarantors thereunder or any increase in the amount borrowed) all, or any portion of, the Indebtedness under such agreement

                                                                       Exhibit I
                                                                         Page 28

or any successor agreements; provided, that with respect to any agreement providing for the refinancing of Indebtedness under the Credit Agreement, such agreement shall only be treated as, or as part of, the Credit Agreement hereunder if (i) either (A) all obligations under the Credit Agreement being refinanced shall be paid in full at the time of such refinancing, and all commitments under the refinanced Credit Agreement shall have terminated in accordance with their terms or (B) the Required Lenders shall have consented in writing to the refinancing Indebtedness being treated, along with their Indebtedness, as Indebtedness pursuant to the Credit Agreement, (ii) the refinancing Indebtedness shall be permitted to be incurred under the Credit Agreement being refinanced (if such Credit Agreement is to remain outstanding) and (iii) a notice to the effect that the refinancing Indebtedness shall be treated as issued under the Credit Agreement shall be delivered by the Borrower to the Collateral Agent).

         "Credit Document Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

         "Default" shall mean any event which, with notice or lapse of time, or both, would constitute an Event of Default.

         "Documents" shall mean "documents" as such term is defined in Article 9 of the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Documentation Agent" shall have the meaning set forth in the recitals hereto.

         "Electronic Chattel Paper" shall mean "electronic chattel paper" as such term is defined in Article 9 of the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Equipment" shall mean any "equipment," as such term is defined in
Article 9 of the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, movable trade fixtures and vehicles now or hereafter owned by any Assignor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

         "Event of Default" shall mean any Event of Default under, and as defined in, the Credit Agreement and shall in any event, without limitation, include any payment default on any of the Credit Document Obligations after the expiration of any applicable grace period.

         "General Intangibles" shall mean "general intangibles" as such term is defined in Article 9 of the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Goods" shall mean "goods" as such term is defined in Article 9 of the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                                                                       Exhibit I
                                                                         Page 29

         "Health-Care-Insurance Receivable" shall mean any
"health-care-insurance receivable" as such term is defined in Article 9 of the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Indemnitee" shall have the meaning provided in Section 8.1 of this Agreement.

         "Instrument" shall mean "instrument" as such term is defined in Article 9 of the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Interest Rate Protection Agreement or Other Hedging Agreement" shall have the meaning provided in the recitals to this Agreement.

         "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same; in all stages of production -- from raw materials through work-in-process to finished goods -- and all products and proceeds of whatever sort and wherever located and any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from any Assignor's customers, and shall specifically include all "inventory" as such term is defined in Article 9 of the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor.

         "Investment Property" shall mean "investment property" as such term is defined in Article 9 of the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Lender Creditors" shall have the meaning provided in the recitals to this Agreement.

         "Lenders" shall have the meaning provided in the recitals to this Agreement.

         "Letter-of-Credit Rights" shall mean "letter-of-credit rights" as such term is defined in Article 9 of the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Liens" shall mean any security interest, mortgage, pledge, lien, claim, charge, encumbrance, title retention agreement, lessor's interest in a financing lease or analogous instrument, in, of, or on any Assignor's property.

         "Location" of any Assignor, shall mean such Assignor's "location" as determined pursuant to Section 9-307 of the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Marks" shall mean all right, title and interest in and to any United States or foreign trademarks, service marks and trade names now held or hereafter acquired by any Assignor, including any registration or application for registration of any trademarks and service

                                                                       Exhibit I
                                                                         Page 30

marks in the United States Patent and Trademark Office, or the equivalent thereof in any State of the United States or in any foreign country, other than any country outside the United States where the grant of a security interest would violate such Marks and any trade dress including logos, designs, trade names, company names, business names, fictitious business names and other business identifiers used by any Assignor in the United States or any foreign country.

         "Noticed Event of Default" shall mean (i) an Event of Default with respect to the Borrower under Section 10.05 of the Credit Agreement and (ii) any other Event of Default in respect of which the Pledgee has given the Borrower notice that such Event of Default constitutes a "Noticed Event of Default".

         "Obligations" shall mean and include all of the following: (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness (including, without limitation, reimbursement obligations under Letters of Credit, indemnities, fees, costs and interest thereon) of each Assignor owing to the Lender Creditors, now existing or hereafter incurred under, arising out of or in connection with any Credit Document to which such Assignor is a party (including all such obligations and indebtedness under any Subsidiaries Guaranty to which such Assignor is a party) and the due performance and compliance by each Assignor with the terms, conditions and agreements of each such Credit Document (all such obligations and liabilities under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Interest Rate Protection Agreements or Other Hedging Agreements, being herein collectively called the "Credit Document Obligations"); (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities (including, without limitation, indemnities, fees and interest thereon) of each Assignor owing to the Other Creditors, now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Protection Agreement or Other Hedging Agreement, whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereafter arising, including, in the case of each Subsidiary Guarantor, all obligations under the Subsidiaries Guaranty in respect of Interest Rate Protection Agreements or Other Hedging Agreements, and the due performance and compliance by each Assignor with all of the terms, conditions and agreements contained in any such Interest Rate Protection Agreement or Other Hedging Agreement (all such obligations and indebtedness under this clause (ii) being herein collectively called the "Other Obligations"); (iii) any and all sums advanced by the Collateral Agent or the Pledgee in order to preserve the Collateral or preserve its security interest in the Collateral; (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of each Assignor referred to in clauses (i), (ii) and (iii) after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent or the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; (v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 8.1 of this Agreement and (vi) all amounts owing from any Assignor to any Agent pursuant to any of the Credit

                                                                       Exhibit I
                                                                         Page 31

Documents in its capacity as such. It is acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

         "Other Creditors" shall have the meaning provided in the recitals to this Agreement.

         "Other Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

         "Patents" shall mean any United States or foreign patent to which any Assignor now or hereafter has any right, title or interest therein, and any divisions or continuations thereof, as well as any application for a United States or foreign patent now or hereafter made by any Assignor, except as to patents or patent applications in any country where the granting of a security interest therein is not permissible under the laws of such country.

         "Permits" shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, rights, orders, variances, franchises or authorizations (including certificates of need) of or from any governmental authority or agency.

         "Pioneer Valley" shall mean Pioneer Valley Hospital, Inc., a Utah corporation.

         "Pledge Agreement" shall have the meaning provided in the Credit Agreement.

         "Pledged Securities" shall mean all Securities under, and as defined in, the Pledge Agreement, which have been pledged by the Assignors pursuant thereto.

         "Pledgee" shall have the meaning provided in the Pledge Agreement.

         "Primary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.

         "Pro Rata Share" shall have the meaning provided in Section 7.4(b) of this Agreement.

         "Proceeds" shall mean all "proceeds" as such term is defined in Article 9 of the Uniform Commercial Code as in effect in the State of New York on the date hereof or under other relevant law and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or any Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                                                                       Exhibit I
                                                                         Page 32

         "Registered Organization" shall mean "registered organization" as such term is defined in Article 9 of the Uniform Commercial Code as in effect in the State of New York.

         "Representative" shall have the meaning provided in Section 7.4(e) of this Agreement.

         "Required Secured Creditors" shall mean the Required Lenders (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least the majority of the outstanding Other Obligations).

         "Requisite Creditors" shall have the meaning provided in Section 10.2 of this Agreement. "Secondary Obligations" shall have the meaning provided in
Section 7.4(b) of this Agreement.

         "Secondary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.

         "Secured Creditors" shall have the meaning provided in the recitals to this Agreement.

         "Software" shall mean "software" as such term is defined in Article 9 of the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Subsidiaries Guaranty" shall have the meaning provided in the recitals to this Agreement.

         "Supporting Obligations" shall mean any "supporting obligation" as such term is defined in Article 9 of the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor, or in which any Assignor has any rights, and, in any event, shall include, but shall not be limited to all of such Assignor's rights in any Letter-of-Credit Right or secondary obligation that supports the payment or performance of any Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property.

         "Syndication Agent" shall have the meaning provided in the recitals to this Agreement.

         "Tangible Chattel Paper" shall mean "tangible chattel paper" as such term is defined in Article 9 of the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Termination Date" shall have the meaning provided in Section 10.8 of this Agreement.

         "Trade Secret Rights" shall mean the rights of an Assignor in any Trade Secrets it holds or owns.

         "Trade Secrets" means any secretly held engineering and other data, information, production procedures and other know-how relating to the design, manufacture, assembly,

                                                                       Exhibit I
                                                                         Page 33

installation, use, operation, marketing, sale and servicing of any products or business of an Assignor worldwide, whether written or not written.

                                    ARTICLE X

                                  MISCELLANEOUS

         10.1. Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed:

                  (a)      if to any Assignor, at:

                           c/o IASIS Healthcare Corporation
                           Dover Centre
                           113 Seaboard Lane
                           Suite A200
                           Franklin, TN 37067
                           Attention: President or General Counsel
                           Tel: (615) 844-2747
                           Fax: (615) 846-3006

                  (b)      if to the Collateral Agent:

                           Morgan Guaranty Trust Company of New York
                           1 Chase Manhattan Plaza
                           New York, New York 10081
                           Attention:  Anne Bowles
                           Telephone No.:  (212) 552-7260
                           Facsimile No.:  (212) 552-7500

                  (c) if to any Lender Creditor (other than the Collateral Agent), at such address as such Lender Creditor shall have specified in the Credit Agreement; and

                  (d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to each Assignor and the Collateral Agent;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

         10.2. Waiver; Amendment. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor directly and adversely affected thereby and the Collateral Agent (with the consent of (x) the Required Lenders (or all the Lenders if required by Section 13.12 of the

                                                                       Exhibit I
                                                                         Page 34

Credit Agreement) at all times prior to the time at which all Credit Document Obligations (other than those arising from indemnities for which no request has been made) have been paid in full and all Commitments and Letters of Credit under the Credit Agreement have been terminated or (y) the holders of at least a majority of the outstanding Other Obligations at all times after the time on which all Credit Document Obligations have been paid in full and all Commitments and Letters of Credit under the Credit Agreement have been terminated); provided, however, that no such change, waiver, modification or variance shall be made to Section 8 hereof or this Section 10.2 without the consent of each Secured Creditor adversely affected thereby, provided further, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors (as defined below) of such Class of Secured Creditors. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (x) the Lender Creditors as holders of the Credit Document Obligations or (y) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Document Obligations, the Required Lenders and (y) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements and Other Hedging Agreements.

         10.3. Obligations Absolute. The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement, any other Credit Document or any Interest Rate Protection Agreement or Other Hedging Agreement; (c) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Credit Document or any Interest Rate Protection Agreement or Other Hedging Agreement or any security for any of the Obligations; (d) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this Agreement; (e) any furnishing of any additional security to the Collateral Agent or its assignee or any acceptance thereof or any release of any security by the Collateral Agent or its assignee; or (f) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; whether or not any Assignor shall have notice or knowledge of any of the foregoing. The rights and remedies of the Collateral Agent herein provided are cumulative and not exclusive of any rights or remedies which the Collateral Agent would otherwise have.

         10.4. Successors and Assigns. This Agreement shall be binding upon each Assignor and its successors and assigns and shall inure to the benefit of the Collateral Agent and its successors and assigns; provided, that no Assignor may transfer or assign any or all of its rights or obligations hereunder without the prior written consent of the Collateral Agent. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the

                                                                       Exhibit I
                                                                         Page 35

execution and delivery of this Agreement, the other Credit Documents and the Interest Rate Protection Agreements or Other Hedging Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

         10.5. Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         10.6. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         10.7. Assignors' Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Assignor under or with respect to any Collateral.

         10.8. Termination; Release. (a) After the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 8.1 hereof shall survive such termination) and the Collateral Agent, at the request and expense of the relevant Assignor, will execute and deliver to such Assignor a proper instrument or instruments (including, without limitation, Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitments and all Interest Rate Protection Agreements or Other Hedging Agreements have been terminated, no Note is outstanding (and all Loans have been paid in full), all Letters of Credit have been terminated and all other Obligations (other than those arising from indemnities for which no request has been made) then owing have been paid in full.

         (b) In the event that any part of the Collateral is sold or otherwise disposed of (to a Person other than the Borrower or a Subsidiary thereof) (x) at any time prior to the time at which all Credit Document Obligations have been paid in full and all Commitments under the Credit Agreement have been terminated, in connection with a sale or other disposition (including the sale of the capital stock or other equity interests of an Assignor) permitted by Section 9.02 of the Credit Agreement or is otherwise released at the direction of the Required Lenders (or all the Lenders if required by Section 13.12 of the Credit Agreement) or (y) at any time thereafter, in accordance with the terms of the Interest Rate Protection Agreements or Other Hedging

                                                                       Exhibit I
                                                                         Page 36

Agreements, and the proceeds of any such sale or disposition are applied in accordance with the terms of the Credit Agreement or such Interest Rate Protection Agreements or Other Hedging Agreements, as the case may be, to the extent required to be so applied, the Collateral Agent, at the request and expense of such Assignor, will (i) duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold, disposed of or released and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement and/or (ii) execute such releases and discharges in respect of such Collateral as is then being (or has been) so sold, disposed of or released as such Assignor may reasonably request.

         (c) At any time that the respective Assignor desires that Collateral be released as provided in the foregoing Section 10.8(a) or (b), it shall deliver to the Collateral Agent a certificate signed by an Authorized Officer stating that the release of the respective Collateral is permitted pursuant to Section 10.8(a) or (b). If requested by the Collateral Agent (although the Collateral Agent shall have no obligation to make any such request), the relevant Assignor shall furnish appropriate legal opinions (from counsel, which may be in-house counsel, reasonably acceptable to the Collateral Agent) to the effect set forth in the immediately preceding sentence. The Collateral Agent shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it as permitted (or which the Collateral Agent in the absence of gross negligence or willful misconduct believes to be permitted) by this Section 10.8.

         10.9. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Collateral Agent.

         10.10. The Collateral Agent. The Collateral Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Section 12 of the Credit Agreement. The Collateral Agent shall act hereunder on the terms and conditions set forth in Section 12 of the Credit Agreement.

         10.11. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         10.12. Limited Obligations. It is the desire and intent of each Assignor and the Secured Creditors that this Agreement shall be enforced against each Assignor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Notwithstanding anything to the contrary contained herein, in furtherance of the foregoing, it is noted that, on and after the execution and delivery of the Subsidiaries

                                                                       Exhibit I
                                                                         Page 37

Guaranty, the obligations of each Subsidiary Guarantor constituting an Assignor have been limited as provided in the Subsidiaries Guaranty.

         10.13. Additional Assignors. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of this Agreement after the date hereof pursuant to Section 8.11, 8.13 or 9.14 of the Credit Agreement shall automatically become an Assignor hereunder by executing a counterpart hereof and delivering the same to the Collateral Agent.

         10.14. Effectiveness. This Agreement shall become effective when the Collateral Agent, the Borrower and each Subsidiary of the Borrower whose name appears on the signature pages hereto shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent.

                                      * * *

                                                                       Exhibit I
                                                                         Page 38

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                        IASIS HEALTHCARE CORPORATION,
                                          as an Assignor



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        SALT LAKE REGIONAL MEDICAL CENTER, INC.,
                                          as an Assignor



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        JORDAN VALLEY HOSPITAL, INC.,
                                          as an Assignor



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        DAVIS HOSPITAL & MEDICAL CENTER, INC.,
                                          as an Assignor



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        ROCKY MOUNTAIN MEDICAL CENTER, INC.,
                                          as an Assignor



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       Exhibit I
                                                                         Page 39

                                        PIONEER VALLEY HOSPITAL, INC.,
                                          as an Assignor



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        PIONEER VALLEY HEALTH PLAN, INC.,
                                          as an Assignor



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        CLINICARE OF UTAH, INC., as an Assignor



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        SOUTHRIDGE PLAZA HOLDINGS, INC.,
                                          as an Assignor



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        SANDY CITY HOLDINGS, INC.,
                                          as an Assignor



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        DAVIS SURGICAL CENTER HOLDINGS, INC.,
                                          as an Assignor



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       Exhibit I
                                                                         Page 40

                                        MESA GENERAL HOSPITAL, LP,
                                          as an Assignor



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        ST. LUKE'S MEDICAL CENTER, LP,



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        ST. LUKE'S BEHAVIORAL HOSPITAL, LP,
                                          as an Assignor



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        HEALTH CHOICE ARIZONA, INC.,
                                          as an Assignor



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        METRO AMBULATORY SURGERY CENTER,
                                          INC., as an Assignor



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        BILTMORE SURGERY CENTER, INC.,
                                          as an Assignor



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       Exhibit I
                                                                         Page 41

                                        PALMS OF PASADENA HOSPITAL, LP,
                                          as an Assignor



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        ODESSA REGIONAL HOSPITAL, LP,
                                          as an Assignor



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        TEMPE ST. LUKE'S HOSPITAL, LP,
                                          as an Assignor



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        MEMORIAL HOSPITAL OF TAMPA, LP,
                                          as an Assignor



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        TOWN & COUNTRY HOSPITAL, LP,
                                          as an Assignor



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       Exhibit I
                                                                         Page 42

                                        SOUTHWEST GENERAL HOSPITAL, LP,
                                          as an Assignor



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        SSJ ST. PETERSBURG HOLDINGS, INC.,
                                          as an Assignor



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        FIRST CHOICE PHYSICIANS NETWORK
                                          HOLDINGS, INC., as an Assignor



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        BAPTIST JOINT VENTURE HOLDINGS, INC.,
                                          as an Assignor



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        BEAUMONT HOSPITAL HOLDINGS, INC., as
                                          an Assignor



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       Exhibit I
                                                                         Page 43

                                        IASIS HEALTHCARE HOLDINGS, INC.,
                                          as an Assignor



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        IASIS MANAGEMENT COMPANY,
                                          as an Assignor



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        BILTMORE SURGERY CENTER HOLDINGS,
                                          INC. (f/k/a Biltmore Surgery Center,
                                          Inc.), as an Assignor



                                        By:
                                           -------------------------------------
                                           Name
                                           Title:


                                        IASIS HEALTHCARE MSO SUB OF SALT
                                          LAKE CITY, LLC, as an Assignor



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                       Exhibit I
                                                                         Page 44

Accepted and Agreed to:

MORGAN GUARANTY TRUST
 COMPANY OF NEW YORK,
 as Collateral Agent, as Assignee



By:
   -------------------------------------
   Name:
   Title:

                                                                       EXHIBIT J

                              SUBSIDIARIES GUARANTY

                  GUARANTY, dated as of October 15, 1999 (as amended, restated, modified and/or supplemented from time to time, this "Guaranty"), made by each of the undersigned (each, a "Guarantor" and, together with any other entity which becomes a party hereto pursuant to Section 24, collectively, the "Guarantors"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H :

                  WHEREAS, IASIS Healthcare Corporation, a Delaware corporation (the "Borrower"), various financial institutions from time to time party thereto (the "Lenders"), J.P. Morgan Securities Inc. and The Bank of Nova Scotia, as Co-Lead Arrangers and Co-Book Runners, Paribas, as Documentation Agent, The Bank of Nova Scotia, as Syndication Agent, and Morgan Guaranty Trust Company of New York, as Administrative Agent, have entered into a Credit Agreement, dated as of October 15, 1999 (as amended, restated, modified and/or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to the Borrower, all as contemplated therein (with the Lenders, each Issuing Bank, the Co-Arrangers, the Syndication Agent, the Administrative Agent and the Collateral Agent being herein called the "Lender Creditors");

                  WHEREAS, the Borrower may from time to time enter into one or more (i) interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements), (ii) foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values and/or (iii) other types of hedging agreements from time to time (each such agreement or arrangement with an Other Creditor (as hereinafter defined), an "Interest Rate Protection Agreement or Other Hedging Agreement"), with Morgan Guaranty Trust Company of New York in its individual capacity ("Morgan Guaranty"), any Lender or a syndicate of financial institutions organized by Morgan Guaranty or any such Lender, or an affiliate of Morgan Guaranty or any such Lender (Morgan Guaranty, any such Lender or Lenders or affiliate or affiliates of Morgan Guaranty or such Lender or Lenders (even if Morgan Guaranty or any such Lender ceases to be a Lender under the Credit Agreement for any reason) and any such institution that participates in such Interest Rate Protection Agreements or Other Hedging Agreements and their subsequent successors and assigns, collectively, the "Other Creditors", and together with the Lender Creditors, the "Creditors");

                  WHEREAS, each Guarantor is a direct or indirect Subsidiary of the Borrower;

                  WHEREAS, it is a condition to the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower under the

                                                                       EXHIBIT J
                                                                          Page 2

Credit Agreement and to the Other Creditors entering into the Interest Rate Protection Agreements or Other Hedging Agreements that each Guarantor shall have executed and delivered this Guaranty; and

                  WHEREAS, each Guarantor will obtain benefits from the assumption and/or incurrence of Loans by the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower under the Credit Agreement and the entering into of Interest Rate Protection Agreements or Other Hedging Agreements and, accordingly, desires to execute this Guaranty in order to satisfy the conditions described in the preceding paragraph and to induce the Lenders to maintain and make Loans to the Borrower and issue Letters of Credit for the account of the Borrower and the Other Creditors to maintain and/or enter into Interest Rate Protection Agreements or Other Hedging Agreements with the Borrower;

                  NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Creditors and hereby covenants and agrees with each Creditor as follows:

                  1. Each Guarantor, jointly and severally, irrevocably and unconditionally guarantees: (i) to the Lender Creditors the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of and interest on the Notes issued by, and the Loans made to, the Borrower under the Credit Agreement and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit and (y) all other obligations (including obligations which, but for any automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by the Borrower to the Lender Creditors (including, without limitation, indemnities, Fees and interest thereon) now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement or any other Credit Document and the due performance and compliance with the terms, conditions and agreements contained in the Credit Documents by the Borrower (all such principal, interest, liabilities and obligations being herein collectively called the "Credit Document Obligations"); and (ii) to each Other Creditor the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for any automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by the Borrower to the Other Creditors (including, without limitation, indemnities, fees and interest thereon) under any Interest Rate Protection Agreements or Other Hedging Agreements, whether now in existence or hereafter arising, and the due performance and compliance by the Borrower with all terms, conditions and agreements contained therein (all such obligations and liabilities under this clause (ii) being herein collectively called the "Other Obligations", and together with the Credit Document Obligations are herein collectively called the "Guaranteed Obligations"). Each Guarantor understands, agrees and confirms that the Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against each Guarantor without proceeding against any other Guarantor, the Borrower, against any security for the Guaranteed Obligations, or against any other guarantor under any other guaranty

                                                                       EXHIBIT J
                                                                          Page 3

covering all or a portion of the Guaranteed Obligations. This Guaranty shall constitute a guaranty of payment and not of collection. All payments by each Guarantor under this Guaranty shall be made on the same basis as payments by the Borrower under Sections 4.03 and 4.04 of the Credit Agreement.

                  2. Additionally, each Guarantor, jointly and severally, unconditionally and irrevocably, guarantees the payment of any and all Guaranteed Obligations to the Creditors whether or not due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in Section 10.05 of the Credit Agreement, and unconditionally and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Creditors, or order, on demand, in lawful money of the United States of America.

                  3. The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Guaranteed Obligations whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other person, and the liability of each Guarantor hereunder shall not be affected or impaired by (i) any direction as to application of payment by the Borrower or by any other person, (ii) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other person as to the Guaranteed Obligations, (iii) any payment on or in reduction of any such other guaranty or undertaking, (iv) any dissolution, termination or increase, decrease or change in personnel by the Borrower, (v) any payment made to any Creditor on the Guaranteed Obligations which any Creditor repays the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (vi) any action or inaction by the Creditors as contemplated in Section 6 hereof or
(vii) any invalidity, irregularity or unenforceability of all or part of the Guaranteed Obligations or of any security therefor.

                  4. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor of the Borrower or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor of the Borrower or the Borrower and whether or not any other Guarantor, any other guarantor of the Borrower or the Borrower be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to each Guarantor.

                  5. Each Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Administrative Agent or any other Creditor against, and any other notice to, any party liable thereon (including such Guarantor or any other guarantor of the Borrower).

                                                                       EXHIBIT J
                                                                          Page 4

                  6. Any Creditor may at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

                  (i) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations, (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

                  (ii) take and hold security for the payment of the Guaranteed Obligations and/or sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

                  (iii) exercise or refrain from exercising any rights against the Borrower, any Guarantor, any other guarantor of the Borrower or others or otherwise act or refrain from acting;

                  (iv) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower;

                  (v) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Creditors regardless of what liabilities of the Borrower remain unpaid;

                  (vi) release or substitute any one or more endorsers, guarantors, Guarantors, the Borrower or other obligors;

                  (vii) consent to or waive any breach of, or any act, omission or default under, the Interest Rate Protection Agreements or Other Hedging Agreements, the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Interest Rate Protection Agreements or Other Hedging Agreements, the Credit Documents or any of such other instruments or agreements; and/or

                                                                       EXHIBIT J
                                                                          Page 5

                  (viii) act or fail to act in any manner referred to in this Guaranty which may deprive such Guarantor of its right to subrogation against the Borrower to recover full indemnity for any payments made pursuant to this Guaranty.

                  7. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full of the Guaranteed Obligations.

                  8. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Creditor to inquire into the capacity or powers of the Borrower or any of its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

                  9. Any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of the Borrower to the Creditors; and such indebtedness of the Borrower to any Guarantor, if the Administrative Agent, after an Event of Default has occurred and is continuing, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Creditors and be paid over to the Creditors on account of the indebtedness of the Borrower to the Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any indebtedness of the Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.

                  10. (a) Each Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require the Creditors to: (i) proceed against the Borrower, any

                                                                       EXHIBIT J
                                                                         Page 26

other Guarantor, any other guarantor of the Borrower or any other person; (ii) proceed against or exhaust any security held from the Borrower, any other Guarantor, any other guarantor of the Borrower or any other person; or (iii) pursue any other remedy in the Creditors' power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of the Borrower, any other Guarantor, any other guarantor of the Borrower or any other person other than payment in full in cash of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other Guarantor, any other guarantor of the Borrower or any other person, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Guaranteed Obligations in cash. The Creditors may, at their election, foreclose on any security held by the Administrative Agent, the Collateral Agent or the other Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Creditors may have against the Borrower or any other person, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full in cash. Each Guarantor waives any defense arising out of any such election by the Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other person or any security.

                  (b) Each Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

                  (c) Until such time as the Guaranteed Obligations have been paid in full in cash, each Guarantor hereby waives all contractual, statutory or common law rights of reimbursement, contribution or indemnity from the Borrower or any other Guarantor which it may at any time otherwise have as a result of this Guaranty.

                  11. In order to induce the Lenders to make Loans and issue Letters of Credit pursuant to the Credit Agreement, and in order to induce the Other Creditors to execute, deliver and perform the Interest Rate Protection Agreements or Other Hedging Agreements, each Guarantor represents, warrants and covenants that:

                  (a) Such Guarantor (i) is a duly organized and validly existing legal entity and is in good standing under the laws of the jurisdiction of its organization, and has the

                                                                       EXHIBIT J
                                                                          Page 7

         requisite power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (ii) is duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified except where the failure to be so qualified would reasonably be expected not to have a Material Adverse Effect.

                  (b) Such Guarantor has the requisite power and authority to execute, deliver and carry out the terms and provisions of this Guaranty and each other Document (for purposes of this Guaranty, such term to mean and include each Document (as defined in the Credit Agreement) and each Interest Rate Protection Agreement or Other Hedging Agreement) to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each such Document. Such Guarantor has duly executed and delivered this Guaranty and each other Document to which it is a party, and each such Document constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or law) and principles of good faith and fair dealing.

                  (c) Neither the execution, delivery or performance by such Guarantor of this Guaranty or any other Document to which it is a party, nor compliance by it with the terms and provisions hereof and thereof: (i) will contravene any applicable material provision of any law, statute, rule or regulation, or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or (other than pursuant to the Security Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Guarantor or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other agreement or other instrument to which such Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the certificate of incorporation or by-laws (or equivalent organizational documents) of such Guarantor or any of its Subsidiaries.

                  (d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Guaranty or any other Document to which such Guarantor is a party, or
         (ii) the legality, validity, binding effect or enforceability of this Guaranty or any other Document to which such Guarantor is a party.

                                                                       EXHIBIT J
                                                                          Page 8

                  12. Each Guarantor covenants and agrees that on and after the date hereof and until the termination of the Total Commitments and when no Note or Letter of Credit remains outstanding and all other Guaranteed Obligations have been paid in full (other than those arising from indemnities for which no request has been made), such Guarantor shall take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Section 8 or 9 of the Credit Agreement, and so that no Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries.

                  13. The Guarantors hereby jointly and severally agree to pay all out-of-pocket costs and expenses of each Creditor in connection with the enforcement of this Guaranty and the protection of such Creditor's rights hereunder, and in connection with any amendment, waiver or consent relating hereto (including, without limitation, the fees and disbursements of counsel employed by the Administrative Agent or any of the other Creditors).

                  14. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Creditors and their successors and assigns.

                  15. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated in any manner whatsoever unless in writing duly signed by the Administrative Agent (with the consent of (x) the Required Lenders or, to the extent required by Section 13.12 of the Credit Agreement, all of the Lenders, at all times prior to the time at which all Credit Document Obligations have been paid in full, or (y) the holders of at least a majority of the outstanding Other Obligations at all times after the time at which all Credit Document Obligations have been paid in full) and each Guarantor directly affected thereby (it being understood that the addition or release of any Guarantor hereunder shall not constitute a change, waiver, discharge or termination affecting any Guarantor other than the Guarantor so added or released); provided, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Creditors (and not all Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors (as defined below) of such Class. For the purpose of this Guaranty, the term "Class" shall mean each class of Creditors, i.e., whether (i) the Lender Creditors as holders of the Credit Document Obligations or (ii) the Other Creditors as holders of the Other Obligations. For the purpose of this Guaranty, the term "Requisite Creditors" of any Class shall mean each of (i) with respect to the Credit Document Obligations, the Required Lenders and (ii) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements or Other Hedging Agreements.

                  16. Each Guarantor acknowledges that an executed (or conformed) copy of each of the Credit Documents and the Interest Rate Protection Agreements or Other Hedging Agreements has been made available to its principal executive officers and such officers are familiar with the contents thereof.

                                                                       EXHIBIT J
                                                                          Page 9

                  17. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any "Event of Default" as defined in the Credit Agreement or any payment default under any Interest Rate Protection Agreement or Other Hedging Agreement and shall in any event, include, without limitation, any payment default on any of the Guaranteed Obligations continuing after any applicable grace period), each Creditor is hereby authorized at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Creditor to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Creditor under this Guaranty, irrespective of whether or not such Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured. Each Creditor acknowledges and agrees that the provisions of this Section 17 are subject to the sharing provisions set forth in Section 13.06(b) of the Credit Agreement.

                  18. All notices, requests, demands or other communications pursuant hereto shall be deemed to have been duly given or made when delivered to the Person to which such notice, request, demand or other communication is required or permitted to be given or made under this Guaranty, addressed to such party at (i) in the case of any Lender Creditor, as provided in the Credit Agreement, (ii) in the case of any Guarantor, at:

                  c/o IASIS Healthcare Corporation
                  Suite 101
                  104 Woodmont Boulevard
                  Nashville, TN 37205
                  Tel: (615) 844-2747
                  Fax: (615) 846-3006

and (iii) in the case of any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Guarantor; or in any case at such other address as any of the foregoing Persons may hereafter notify the others in writing.

                  19. If claim is ever made upon any Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of said Creditors repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such Creditor or any of its property or (ii) any settlement or compromise of any such claim effected by such Creditor with any such claimant (including the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or the cancellation of any Note or any Interest Rate Protection Agreement or Other Hedging Agreement or other instrument evidencing any

                                                                       EXHIBIT J
                                                                         Page 10

liability of the Borrower, and such Guarantor shall be and remain liable to such Creditor hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such Creditor.

                  20. (A) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

                  (B) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT TO WHICH ANY GUARANTOR IS A PARTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH GUARANTOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO EACH GUARANTOR AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT TO WHICH SUCH GUARANTOR IS A PARTY THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY OF THE CREDITORS TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST EACH GUARANTOR IN ANY OTHER JURISDICTION.

                  (C) EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (B) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                                                                       EXHIBIT J
                                                                         Page 11

                  (D) EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  21. In the event that all of the capital stock or other equity interests of one or more Guarantors is sold or otherwise disposed of (to a Person other than the Borrower or a Subsidiary thereof) or liquidated in compliance with the requirements of Section 9.02 of the Credit Agreement (or such sale, disposition or liquidation has been approved in writing by the Required Lenders (or all Lenders if required by Section 13.12 of the Credit Agreement)) and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Credit Agreement, to the extent applicable, such Guarantor and each Guarantor which is a Subsidiary of such Guarantor shall be released from this Guaranty and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the capital stock of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section 21).

                  22. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense.

                  23. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

                  24. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of this Guaranty pursuant to the Credit Agreement shall automatically become a Guarantor hereunder by executing a counterpart hereof and delivering the same to the Administrative Agent.

                  25. Notwithstanding anything else to the contrary in this Guaranty, the Creditors agree that this Guaranty may be enforced only by the action of the Administrative Agent or the Collateral Agent, in each case acting upon the instructions of the Required Lenders (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least a majority of the outstanding Other Obligations), and that no other Creditor shall have any right individually to seek to enforce or to enforce this Guaranty or to realize upon the security to be granted by the Security Documents, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Collateral Agent or the holders of at least a majority of the outstanding Other Obligations, as the case may be, for the benefit of the Creditors upon the terms of this Guaranty and the Security Documents. The Creditors further agree that

                                                                       EXHIBIT J
                                                                         Page 12

this Guaranty may not be enforced against any director, officer, employee, or stockholder of any Guarantor (except to the extent such stockholder is also a Guarantor hereunder). It is understood that the agreement in this Section 25 is among and solely for the benefit of the Lenders and that if the Required Lenders so agree (without requiring the consent of any Guarantor), this Guaranty may be directly enforced by any Creditor.

                  26. At any time a payment in respect of the Guaranteed Obligations is made under this Guaranty, the right of contribution of each Guarantor hereunder against each other such Guarantor shall be determined as provided in the immediately following sentence, with the right of contribution of each Guarantor to be revised and restated as of each date on which a payment (a "Relevant Payment") is made on the Guaranteed Obligations under this Guaranty. At any time that a Relevant Payment is made by a Guarantor that results in the aggregate payments made by such Guarantor hereunder in respect of the Guaranteed Obligations to and including the date of the Relevant Payment exceeding such Guarantor's Contribution Percentage (as defined below) of the aggregate payments made by all Guarantors hereunder in respect of the Guaranteed Obligations to and including the date of the Relevant Payment (such excess, the "Aggregate Excess Amount"), each such Guarantor shall have a right of contribution against each other Guarantor who has made payments hereunder in respect of the Guaranteed Obligations to and including the date of the Relevant Payment in an aggregate amount less than such other Guarantor's Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Guarantors hereunder in respect of the Guaranteed Obligations (the aggregate amount of such deficit, the "Aggregate Deficit Amount") in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Guarantor and the denominator of which is the Aggregate Excess Amount of all Guarantors multiplied by (y) the Aggregate Deficit Amount of such other Guarantor. A Guarantor's right of contribution pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment to the time of any subsequent computation; provided, that no Guarantor may take any action to enforce such right until the Guaranteed Obligations have been paid in full and the Total Commitments have been terminated, it being expressly recognized and agreed by all parties hereto that any Guarantor's right of contribution arising pursuant to this Guaranty against any other Guarantor shall be expressly junior and subordinate to such other Guarantor's obligations and liabilities in respect of the Guaranteed Obligations and any other obligations owing under this Guaranty. As used in this Section 26:
(i) each Guarantor's "Contribution Percentage" shall mean the percentage obtained by dividing (x) the Adjusted Net Worth (as defined below) of such Guarantor by (y) the aggregate Adjusted Net Worth of all Guarantors; (ii) the "Adjusted Net Worth" of each Guarantor shall mean the greater of (x) the Net Worth (as defined below) of such Guarantor and (y) zero; and (iii) the "Net Worth" of each Guarantor shall mean the amount by which the fair salable value of such Guarantor's assets on the date of any Relevant Payment exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any Guaranteed Obligations arising under this Guaranty) on such date. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 26, each Guarantor who makes any payment in respect of the Guaranteed Obligations shall have no right of contribution or subrogation against any other Guarantor in respect of such payment. Each

                                                                       EXHIBIT J
                                                                         Page 13

of the Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Guarantor has the right to waive its contribution right against any Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the determination of the Required Lenders.

                  27. Each Guarantor hereby confirms that it is its intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of any bankruptcy, insolvency or similar law, the Uniform Fraudulent Conveyance Act or any similar Federal, state of foreign law. To effectuate the foregoing intention, each Guarantor hereby irrevocably agrees that the Guaranteed Obligations shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such laws, result in the Guaranteed Obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

                  28. EACH GUARANTOR WARRANTS AND AGREES THAT EACH OF THE WAIVERS SET FORTH ABOVE IS MADE WITH FULL KNOWLEDGE OF ITS SIGNIFICANCE AND CONSEQUENCES AND THAT IF ANY OF SUCH WAIVERS ARE DETERMINED TO BE CONTRARY TO ANY APPLICABLE LAW OR PUBLIC POLICY, SUCH WAIVERS SHALL BE EFFECTIVE ONLY TO THE MAXIMUM EXTENT PERMITTED BY LAW.

                  29. This guaranty, including, without limitation, the representations, warranties and covenants contained herein, shall become effective when the Collateral Agent, the Borrower and each subsidiary of the Borrower whose name appears on the signature pages hereto shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its notice office or the offices of its counsel.

                  IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

                                       IASIS HEALTHCARE CORPORATION



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       SALT LAKE REGIONAL MEDICAL CENTER, INC.,
                                         as a Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       JORDAN VALLEY HOSPITAL, INC., as a
                                         Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       DAVIS HOSPITAL & MEDICAL CENTER, INC.,
                                         as a Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       ROCKY MOUNTAIN MEDICAL CENTER, INC., as
                                         a Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       PIONEER VALLEY HOSPITAL, INC., as a
                                         Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       PIONEER VALLEY HEALTH PLAN, INC., as a
                                         Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       CLINICARE OF UTAH, INC., as a Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       SOUTHRIDGE PLAZA HOLDINGS, INC., as a
                                         Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       SANDY CITY HOLDINGS, INC., as a Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       DAVIS SURGICAL CENTER HOLDINGS, INC., as
                                         a Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       MESA GENERAL HOSPITAL, LP, as a Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       ST. LUKE'S MEDICAL CENTER, LP, as a
                                         Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       ST. LUKE'S BEHAVIORAL HOSPITAL, LP, as a
                                         Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       HEALTH CHOICE ARIZONA, INC., as a
                                         Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       METRO AMBULATORY SURGERY CENTER, INC.,
                                         as a Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       BILTMORE SURGERY CENTER, INC., as a
                                         Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       PALMS OF PASADENA HOSPITAL, LP, as a
                                         Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       ODESSA REGIONAL HOSPITAL, LP, as a
                                         Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       TEMPE ST. LUKE'S HOSPITAL, LP, as a
                                         Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       MEMORIAL HOSPITAL OF TAMPA, LP, as a
                                         Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       TOWN & COUNTRY HOSPITAL, LP, as a
                                         Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       SOUTHWEST GENERAL HOSPITAL, LP, as a
                                         Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       SSJ ST. PETERSBURG HOLDINGS, INC., as a
                                         Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       FIRST CHOICE PHYSICIANS NETWORK HOLDINGS,
                                         INC., as a Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       BAPTIST JOINT VENTURE HOLDINGS, INC., as
                                         a Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       BEAUMONT HOSPITAL HOLDINGS, INC., as a
                                         Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       IASIS HEALTHCARE HOLDINGS, INC., as a
                                         Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       IASIS MANAGEMENT COMPANY, as a Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

MORGAN GUARANTY TRUST
  COMPANY OF NEW YORK,
  as Administrative Agent
  for the Lenders



By:
   ---------------------------------
   Name:
   Title:

                                       BILTMORE SURGERY CENTER, INC.
                                         (ARIZONA CORPORATION), as a Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       IASIS HEALTHCARE MSO SUB OF SALT LAKE
                                         CITY, LLC, as a Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       IASIS HOME INFUSION AND MEDICAL
                                          EQUIPMENT, INC., as a Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       IASIS HOMECARE OF ARIZONA, INC.,
                                           as a Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       TOWN & COUNTRY HOMECARE, INC.,
                                           as a Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       PALMS OF PASADENA HOMECARE, INC.,
                                           as a Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       ARIZONA DIAGNOSTICS & SURGICAL CENTER,
                                         INC., as a Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       MCS/AZ, INC.,
                                           as a Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       ADVANCED MEDICAL EQUIPMENT, INC.,
                                           as a Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       BROOKWOOD DIAGNOSTIC CENTER OF TAMPA,
                                         INC., as a Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       CLINICARE OF FLORIDA, INC.,
                                           as a Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       CLINICARE OF ARIZONA, INC.,
                                           as a Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       CLINICARE OF TEXAS, INC.,
                                           as a Guarantor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT K

               FORM OF INCREMENTAL TERM LOAN COMMITMENT AGREEMENT

                            [Names(s) of Lender (s)]

                                                           -------------, ------

IASIS Healthcare Corporation
113 Seaboard Lane
Suite A-200
Franklin, TN 37067

re Incremental Term Loan Commitment

Gentlemen:

                  Reference is hereby made to the Amended and Restated Credit Agreement, dated as of October 15, 1999 and amended and restated as of October 4, 2001 (as so amended and restated and as the same may be further amended, restated, modified and/or supplemented from time to time, the "Credit Agreement"), among IASIS Healthcare Corporation (the "Borrower" or "you"), the financial institutions from time to time party thereto (the "Lenders"), J.P. Morgan Securities Inc. and the Bank of Nova Scotia, as Co-Lead Arrangers and Co-Book Runners, BNP Paribas, as Documentation Agent, The Bank of Nova Scotia, as Syndication Agent, and Morgan Guaranty Trust Company of New York, as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement.

                  Each Lender (each an "Incremental Term Loan Lender") party to this letter agreement (this "Agreement") hereby severally agrees to provide the Incremental Term Loan Commitment set forth opposite its name on Annex I attached hereto (for each such Incremental Term Loan Lender, its "Incremental Term Loan Commitment"). Each Incremental Term Loan Commitment provided pursuant to this Agreement shall be subject to the terms and conditions set forth in the Credit Agreement, including Section 1.14 thereof and other restrictions, if any, set forth in Annex I attached hereto.

                  Each Incremental Term Loan Lender party to this Agreement acknowledges and agrees that the Incremental Term Loan Commitment provided pursuant to this Agreement shall constitute an Incremental Term Loan Commitment under, and as defined in, the Credit

                                                                       EXHIBIT K
                                                                          Page 2

Agreement. Each Incremental Term Loan Lender party to this Agreement further agrees that, with respect to the Incremental Term Loan Commitment provided by it pursuant to this Agreement, such Incremental Term Loan Lender shall receive an upfront fee equal to that amount set forth opposite its name on Annex I hereto.

                  The Borrower agrees that with respect to each Incremental Term Loan Commitment provided pursuant to this Agreement, the Applicable Margins, the Incremental Term Loan Maturity Date and the Incremental Scheduled Repayments shall be as set forth in the Credit Agreement.

                  Each Incremental Term Loan Lender party to this Agreement (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Lender under the Credit Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, and (v) in the case of each lending institution organized under the laws of a jurisdiction outside the United States, attaches the forms prescribed by the Internal Revenue Service of the United States, certifying as to its entitlement to a complete exemption from United States withholding taxes with respect to all payments to be made under the Credit Agreement and the other Credit Documents. Upon the execution of a counterpart of this Agreement by the Administrative Agent and the Borrower, the delivery to the Administrative Agent of a fully executed copy (including by way of counterparts and by fax) hereof and the payment of any fees (including, without limitation, the upfront fees payable pursuant to the immediately preceding paragraph) required in connection herewith, each Incremental Term Loan Lender party hereto shall become a Lender pursuant to the Credit Agreement and, to the extent provided in this Agreement, shall have the rights and obligations of a Lender thereunder and under the other Credit Documents.

                  You may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of same to us before the close of business on ____________, _____. If you do not so accept this Agreement by such time, our Incremental Term Loan Commitment set forth in this Agreement shall be deemed canceled.

                  After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by fax) by the parties hereto, this

                                                                       EXHIBIT K
                                                                          Page 3

Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Credit Documents pursuant to Section 13.12 of the Credit Agreement.

                                                                       EXHIBIT K
                                                                          Page 4

                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                       Very truly yours,

                                       [NAME OF LENDER]



                                       By
                                         --------------------------------------
                                         Name:
                                         Title

Agreed and Accepted
this ___ day of __________, ____:

IASIS HEALTHCARE CORPORATION



By:
   -------------------------------
   Name:
   Title:

MORGAN GUARANTY TRUST COMPANY
 OF NEW YORK, as Administrative Agent



By:
   -------------------------------
   Name:
   Title:

                                                                       EXHIBIT L

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

                                                            DATE: ________, ____

                  Reference is made to the Credit Agreement described in Item 2 of Annex I annexed hereto (as such Credit Agreement may hereafter be amended, modified or supplemented from time to time, the "Credit Agreement"). Unless defined in Annex I attached hereto, terms defined in the Credit Agreement are used herein as therein defined. _____________ (the "Assignor") and ______________ (the "Assignee") hereby agree as follows:

                  1. The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified in Item 4 of Annex I (the "Assigned Share") of all of the outstanding rights and obligations under the Credit Agreement relating to the Tranches indicated in Item 4 of Annex I, including, without limitation, (i) in the case of any assignment of all or any portion of outstanding Tranche A Term Loans, all rights and obligations with respect to the Assigned Share of all then outstanding Tranche A Term Loans, (ii) in the case of any assignment of all or any portion of outstanding Tranche B Term Loans, all rights and obligations with respect to the Assigned Share of all then outstanding Tranche B Term Loans,
(iii) in the case of any assignment of all or any portion of outstanding Incremental Term Loans, all rights and obligations with respect to the Assigned Share of all then outstanding Incremental Term Loans and (iv) in the case of any assignment of all or any portion of the Total Revolving Loan Commitment, all rights and obligations with respect to the Assigned Share of the Total Revolving Loan Commitment and of all then outstanding Revolving Loans and Letters of Credit. After giving effect to such sale and assignment, the Assignee's Revolving Loan Commitment and the amount of the outstanding Term Loans owing to the Assignee will be as set forth in Item 4 of Annex I.

                  2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by the Borrower or any of its Subsidiaries of any of its obligations under the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto.

                                                                       EXHIBIT L
                                                                          Page 2

                  3. The Assignee (i) represents and warrants that it is duly authorized to enter into and perform the terms of this Assignment and Assumption Agreement; (ii) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (iii) agrees that it will, independently and without reliance upon the Administrative Agent, the Documentation Agent, the Syndication Agent, any Co-Lead Arranger, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) appoints and authorizes the Administrative Agent, Documentation Agent, the Syndication Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent, the Documentation Agent, the Syndication Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; (v) confirms that it is a parent company and/or an affiliate of the Assignor, a fund described in clause (x)(ii) of Section 13.04(b) of the Credit Agreement or an Eligible Transferee under
Section 13.04(b) of the Credit Agreement; [and] (vi) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender[; and (vii) attaches the forms described in Section 13.04(b) of the Credit Agreement].(1)

                  4. Following the execution of this Assignment and Assumption Agreement by the Assignor and the Assignee, an executed original hereof (together with all attachments) will be delivered to the Administrative Agent. The effective date of this Assignment and Assumption Agreement shall be (x) the date upon which all of the following conditions have been satisfied: (i) the execution hereof by the Assignor and the Assignee, (ii) the consent hereto by the Administrative Agent, the Borrower and each Issuing Bank to the extent required by Section 13.04(b) of the Credit Agreement, (iii) the receipt by the Administrative Agent of the assignment fee referred to in Section 13.04(b) of the Credit Agreement and (iv) the recordation of the assignment effected hereby on the Register by the Administrative Agent as provided in Section 13.16 of the Credit Agreement, or (y) such later date as is otherwise specified in Item 5 of Annex I hereto (the "Settlement Date").

                  5. Upon the delivery of a fully executed original hereof to the Administrative Agent, as of the Settlement Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and

---------------

(1) Include bracketed language if the Assignee is organized under the laws of a jurisdiction outside the United States.

                                                                       EXHIBIT L
                                                                          Page 3

obligations of a Lender thereunder and under the other Credit Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Credit Documents.

                  6. It is agreed that upon the effectiveness hereof, the Assignee shall be entitled to (x) all interest on the Assigned Share of the outstanding Tranche A Term Loans, Tranche B Term Loans, Incremental Term Loans and/or Revolving Loans at the rates specified in Item 6 of Annex I, (y) all Commitment Commission (if applicable) on the Assigned Share of the Total Revolving Loan Commitment at the rate specified in Item 7 of Annex I and (z) all Letter of Credit Fees (if applicable) on the Assignee's participation in all Letters of Credit at the rate specified in Item 8 of Annex I, which, in each case, accrue on and after the Settlement Date, such interest and, if applicable, Commitment Commission and Letter of Credit Fees, to be paid by the Administrative Agent upon receipt thereof from the Borrower directly to the Assignee. It is further agreed that all payments of principal made on the Assigned Share of the outstanding Tranche A Term Loans, Tranche B Term Loans, Incremental Term Loans and/or Revolving Loans which occur on and after the Settlement Date will be paid directly by the Administrative Agent to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which represents the Assigned Share of the principal amount of the Tranche A Term Loans, Tranche B Term Loans, Incremental Term Loans and/or Revolving Loans which are outstanding on the Settlement Date, net of any closing costs. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Settlement Date directly between themselves.

                  7. THIS ASSIGNMENT AND ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                                                       EXHIBIT L
                                                                          Page 4

                  IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution also being made on Annex I hereto.

                                       [NAME OF ASSIGNOR],
                                       as Assignor



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       [NAME OF ASSIGNEE],
                                       as Assignee



                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

Acknowledged and Agreed:

MORGAN GUARANTY TRUST COMPANY
OF NEW YORK, as Administrative Agent



By:
   ---------------------------------
   Name:
   Title:

IASIS HEALTHCARE CORPORATION(2)



By:
   ---------------------------------
   Name:
   Title:

---------------

(2) The consent of each of the Administrative Agent and, so long as no Default or Event of Default is then in existence, the Borrower is required in connection with any assignment to an Eligible Transferee pursuant to clause (y) of Section 13.04(b) of the Credit Agreement (which consent, in either case, shall not be unreasonably withheld or delayed).

                                                                       EXHIBIT L
                                                                          Page 5

[NAME OF EACH ISSUING BANK,](3)
as Issuing Bank



By:
   ---------------------------------
   Name:
   Title:

---------------

(3) The consent of each Issuing Bank is required in connection with any assignment of Revolving Loan Commitments to an Eligible Transferee pursuant to clause (y) of Section 13.04(b) of the Credit Agreement (which consent shall not be unreasonably withheld or delayed).

                                                                       EXHIBIT M

                        FORM OF SUBORDINATION PROVISIONS

                  EACH PROMISSORY NOTE EVIDENCING AN INTERCOMPANY LOAN INCURRED BY THE BORROWER OR A WHOLLY-OWNED DOMESTIC SUBSIDIARY OF THE BORROWER OWING TO ANY FOREIGN SUBSIDIARY OF THE BORROWER SHALL HAVE INCLUDED ON ITS FACE THE FOLLOWING PROVISION AND SHALL HAVE "ANNEX A TO NOTE" ATTACHED THERETO AND MADE A PART THEREOF.

                  "THIS NOTE, AND THE OBLIGATIONS OF [NAME OF PAYOR] (THE "PAYOR") HEREUNDER, SHALL BE SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT TO ALL SENIOR INDEBTEDNESS (AS DEFINED IN SECTION 1.07 OF ANNEX A HERETO) ON THE TERMS AND CONDITIONS SET FORTH IN ANNEX A HERETO, WHICH ANNEX A IS HEREIN INCORPORATED BY REFERENCE AND MADE A PART HEREOF AS IF SET FORTH HEREIN IN ITS ENTIRETY."

                                                                         ANNEX A
                                                                              TO
                                                                            NOTE

                  Section 1.01. Subordination of Liabilities. [NAME OF PAYOR] (the "Payor"), for itself, its successors and assigns, covenants and agrees and each holder of the promissory note to which this Annex A is attached (the "Note") by its acceptance thereof likewise covenants and agrees that the payment of the principal of, and interest on, and all other amounts owing in respect of, the Note is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Indebtedness (as defined in Section 1.07) in cash. The provisions of this Annex A shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are hereby made obligees hereunder the same as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions.

                  Section 1.02. Payor Not to Make Payments with Respect to Note in Certain Circumstances. (a) Upon the maturity of any Senior Indebtedness (including interest thereon or fees or any other amounts owing in respect thereof), whether at stated maturity, by acceleration or otherwise, all Obligations (as defined in Section 1.07) owing in respect thereof, in each case to the extent due and owing, shall first be paid in full, in cash, or such payment duly provided for in cash in a manner satisfactory to the holder or holders of such Senior Indebtedness, before any payment of any kind or character is made on account of the principal of (including installments thereof), or interest on, or any amount otherwise owing in respect of, the Note. Payor may not, directly or indirectly, make any payment of any principal of, and interest on, or any other amount owing in respect of, the Note and may not acquire all or any part of the Note for cash or property until all

                                                                       EXHIBIT M
                                                                          Page 2

Senior Indebtedness has been paid in full in cash if any Event of Default (as defined below), or event which with notice or lapse of time or both would constitute an Event of Default, in respect of any Senior Indebtedness is then in existence. Each holder of the Note hereby agrees that, so long as an Event of Default, or event which with notice or lapse of time or both would constitute an Event of Default, in respect of any Senior Indebtedness exists, it will not ask, demand, sue for, or otherwise take, accept or receive, any amounts owing in respect of the Note. As used herein, the term "Event of Default" shall mean any Event of Default, under and as defined in, the relevant documentation governing any Senior Indebtedness and in any event shall include any payment default with respect to any Senior Indebtedness.

                  (b) In the event that notwithstanding the provisions of the preceding subsection (a) of this Section 1.02, any payment shall be made on account of the principal of, or interest on, or amounts otherwise owing in respect of, the Note, at a time when payment is not permitted by the terms of the Note or by said subsection (a), such payment shall be held by the holder of the Note, in trust for the benefit of, and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness or their representative or representatives under the agreements pursuant to which the Senior Indebtedness may have been issued, as their respective interests may appear, for application pro rata to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash in accordance with the terms of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness. Without in any way modifying the provisions of this Annex A or affecting the subordination effected hereby if such notice is not given, Payor shall give the holder of the Note prompt written notice of any maturity of Senior Indebtedness after which such Senior Indebtedness remains unsatisfied.

                  Section 1.03. Note Subordinated to Prior Payment of All Senior Indebtedness on Dissolution, Liquidation or Reorganization of Payor. Upon any distribution of assets of Payor upon any dissolution, winding up, liquidation or reorganization of Payor (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

                  (a) the holders of all Senior Indebtedness shall first be entitled to receive payment in full in cash of all Senior Indebtedness (including, without limitation, post-petition interest) before the holder of the Note is entitled to receive any payment of any kind or character on account of the principal of or interest on or any other amount owing in respect of the Note;

                  (b) any payment or distributions of assets of Payor of any kind or character, whether in cash, property or securities to which the holder of the Note would be entitled except for the provisions of this Annex A, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the holders of Senior Indebtedness or their representative or representatives under the agreements pursuant to

                                                                       EXHIBIT M
                                                                          Page 3

         which the Senior Indebtedness may have been issued, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

                  (c) in the event that, notwithstanding the foregoing provisions of this Section 1.03, any payment or distribution of assets of Payor of any kind or character, whether in cash, property or securities, shall be received by the holder of the Note on account of principal of, or interest or other amounts due on, the Note before all Senior Indebtedness is paid in full in cash, or effective provision made for its payment in cash, such payment or distribution shall be received and held in trust for and shall be paid over to the holders of the Senior Indebtedness remaining unpaid or unprovided for or their representative or representatives under the agreements pursuant to which the Senior Indebtedness may have been issued, for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

                  Without in any way modifying the provisions of this Annex A or affecting the subordination effected hereby if such notice is not given, Payor shall give prompt written notice to the holder of the Note of any dissolution, winding up, liquidation or reorganization of Payor (whether in bankruptcy, insolvency or receivership proceedings or upon assignment for the benefit of creditors or otherwise).

                  Section 1.04. Subrogation. Subject to the prior payment in full of all Senior Indebtedness in cash, the holder of the Note shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of Payor applicable to the Senior Indebtedness until all amounts owing on the Note shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of the Senior Indebtedness by or on behalf of Payor or by or on behalf of the holder of the Note by virtue of this Annex A which otherwise would have been made to the holder of the Note shall, as between Payor, its creditors other than the holders of Senior Indebtedness, and the holder of the Note, be deemed to be payment by Payor to or on account of the Senior Indebtedness, it being understood that the provisions of this Annex A are and are intended solely for the purpose of defining the relative rights of the holder of the Note, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

                  Section 1.05. Obligation of Payor Unconditional. Nothing contained in this Annex A or in the Note is intended to or shall impair, as between Payor and the holder of the Note, the obligation of Payor, which is absolute and unconditional, to pay to the holder of the Note the principal of and interest on the Note as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holder of the Note and creditors of Payor other than the holders of the Senior Indebtedness, nor shall anything herein or therein, except as expressly provided, prevent the holder of the Note from exercising all remedies otherwise permitted by applicable law, subject to the rights, if any, under this Annex A of the holders of Senior Indebtedness in respect of cash, property, or securities of Payor received upon

                                                                       EXHIBIT M
                                                                          Page 4

the exercise of any such remedy. Upon any distribution of assets of Payor referred to in this Annex A, the holder of the Note shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the holder of the Note, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of Payor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Annex A.

                  Section 1.06. Subordination Rights Not Impaired by Acts or Omissions of Payor or Holders of Senior Indebtedness. No right of any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of Payor or by any act or failure to act in good faith by any such holder, or by any noncompliance by Payor with the terms and provisions of the Note, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of the Senior Indebtedness may, without in any way affecting the obligations of the holder of the Note with respect thereto, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment of, change or extend the time of payment of, or renew or alter, any Senior Indebtedness, or amend, modify or supplement any agreement or instrument governing or evidencing such Senior Indebtedness or any other document referred to therein, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness including, without limitation, the waiver of default thereunder and the release of any collateral securing such Senior Indebtedness, all without notice to or assent from the holder of the Note.

                  Section 1.07. Definitions. As used in this Annex, the terms set forth below shall have the respective meanings provided below:

                  "Borrower" shall mean IASIS Healthcare Corporation, a Delaware corporation, and its successors and permitted assigns.

                  "Credit Agreement" shall mean the Amended and Restated Credit Agreement, dated as of October 15, 1999 and amended and restated as of October 4, 2001, among the Borrower, the lending institutions from time to time party thereto (the "Lenders"), J.P. Morgan Securities Inc. and The Bank of Nova Scotia, as Co-Lead Arrangers (in such capacity, each a "Co-Lead Arranger" and collectively, the "Co-Lead Arrangers") and Co-Book Runners, BNP Paribas, as Documentation Agent (in such capacity, the "Documentation Agent"), The Bank of Nova Scotia, as Syndication Agent (in such capacity, the "Syndication Agent"), and Morgan Guaranty Trust Company of New York, as Administrative Agent (in such capacity, the "Administrative Agent"), as so amended and restated and as the same may be further amended, modified, extended, renewed, restated, supplemented, restructured or refinanced from time to time, and including any agreement extending the maturity of, refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers thereunder that are Subsidiaries of the Borrower and whose obligations are

                                                                       EXHIBIT M
                                                                          Page 5

guaranteed by the Borrower thereunder or any increase in the amount borrowed) all or any portion of, the indebtedness under such agreement or any successor agreements; provided that with respect to any agreement providing for the refinancing of indebtedness under the Credit Agreement, such agreement shall only be treated as, or as part of, the Credit Agreement hereunder if (i) either
(A) all obligations under the Credit Agreement being refinanced shall be paid in full at the time of such refinancing, and all commitments and letters of credit issued pursuant to the refinanced Credit Agreement shall have terminated in accordance with their terms or (B) the Required Lenders shall have consented in writing to the refinancing indebtedness being treated, along with their indebtedness, as indebtedness pursuant to the Credit Agreement, (ii) the refinancing indebtedness shall be permitted to be incurred under the Credit Agreement being refinanced (if such Credit Agreement is to remain outstanding) and (iii) a notice to the effect that the refinancing indebtedness shall be treated as issued under the Credit Agreement shall be delivered by the Borrower to the Administrative Agent.

                  "Credit Documents" shall have the meaning provided in the Credit Agreement.

                  "Interest Rate Protection Agreement" shall have the meaning provided in the Credit Agreement.

                  "Obligation" shall mean any principal, interest, premium, penalties, fees, indemnities and other liabilities and obligations (including any guaranty of the foregoing) payable under the documentation governing any Senior Indebtedness (including, without limitation, all interest after the commencement of any bankruptcy, insolvency, receivership or similar proceeding at the rate provided in the governing documentation, whether or not such interest is an allowed claim in such proceeding).

                  "Other Creditors" shall mean each of the Lenders party from time to time to the Credit Agreement, and their subsequent assigns, if any, and any other institution which participates in the extension of Interest Rate Protection Agreements or Other Hedging Agreements and their subsequent assigns, if any, in all such cases in their capacity as creditors with respect to Interest Rate Protection Agreements or Other Hedging Agreements.

                  "Other Hedging Agreements" shall have the meaning provided in the Credit Agreement.

                  "Required Lenders" shall have the meaning provided in the Credit Agreement.

                  "Senior Indebtedness" shall mean all Obligations of (i) the Borrower and/or any of its Subsidiaries under the Credit Agreement and the other Credit Documents and any renewal, extension, restatement, refinancing or refunding thereof and (ii) the Borrower and/or any of its Subsidiaries in respect of all Interest Rate Protection Agreements or Other Hedging Agreements with Other Creditors.

                  "Subsidiaries" shall have the meaning provided in the Credit Agreement.

                                                                       EXHIBIT M
                                                                          Page 6

                  Section 1.08. Miscellaneous. If, at any time, all or part of any payment with respect to Senior Indebtedness theretofore made by Payor or any other person is rescinded or must otherwise be returned by the holders of Senior Indebtedness for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Payor or such other persons), the subordination provisions set forth herein shall continue to be effective or be reinstated, as the case may be, all as though such payment had not been made.

                                                                       EXHIBIT N

                           DRAG ALONG RIGHTS AGREEMENT

                  DRAG ALONG RIGHTS AGREEMENT, dated as of __________, 20___ (as amended, restated, modified and/or supplemented from time to time, this "Agreement"), among each of the undersigned (each a "Direct Investor" and, collectively, the "Direct Investors"), in favor of MORGAN GUARANTY TRUST COMPANY OF NEW YORK, not in its individual capacity, but solely as Collateral Agent for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H:

                  WHEREAS, IASIS Healthcare Corporation (the "Borrower"), various financial institutions from time to time party thereto (the "Lenders"), J.P. Morgan Securities Inc. and The Bank of Nova Scotia, as Co-Lead Arrangers and Co-Book Runners, BNP Paribas, as Documentation Agent, The Bank of Nova Scotia, as Syndication Agent, and Morgan Guaranty Trust Company of New York, as Administrative Agent (in such capacity, the "Administrative Agent", and together with the Lenders, the Co-Lead Arrangers, the Syndication Agent, each Issuing Bank, the Pledgee and the Collateral Agent, the "Lender Creditors") have entered into the Amended and Restated Credit Agreement, dated as of October 15, 1999 and amended and restated as of October 4, 2001, providing for the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower as contemplated therein (as amended and restated and as the same may be further amended, restated, modified, extended, renewed, replaced, supplemented, restructured and/or refinanced from time to time, and including any agreement extending the maturity of, refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers thereunder that are Subsidiaries of the Borrower and whose obligations are guaranteed by the Borrower and/or the Subsidiary Guarantors thereunder or any increase in the amount borrowed) all, or any portion of, the Indebtedness under such agreement or any successor agreements, the "Credit Agreement");

                  WHEREAS, the Borrower may from time to time enter into one or more (i) interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements), (ii) foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values and/or (iii) other types of hedging agreements from time to time (each such agreement or arrangement with an Other Creditor (as hereinafter defined), an "Interest Rate Protection Agreement or Other Hedging Agreement"), with Morgan Guaranty Trust Company of New York in its individual capacity ("Morgan Guaranty"), any Lender or a syndicate of financial institutions organized by Morgan Guaranty or any such Lender, or an affiliate of Morgan Guaranty or any such Lender (Morgan Guaranty, any such Lender or Lenders or affiliate or affiliates of Morgan Guaranty or such Lender or Lenders (even if Morgan Guaranty or any such Lender thereafter ceases to be a Lender under the Credit Agreement for any reason) and any such institution that participates in such Interest Rate

                                                                       EXHIBIT N
                                                                          Page 2

Protection Agreements or Other Hedging Agreements, and in each case their subsequent successors and assigns, collectively, the "Other Creditors", and together with the Lender Creditors, the "Secured Creditors");

                  WHEREAS, the equity interests of Subsidiaries of the Borrower owned by the Borrower are required to be pledged to the Collateral Agent for the benefit of the Secured Creditors pursuant to security documents entered into pursuant to the Credit Agreement (such security documents as they may be amended, modified, replaced, refinanced or restructured from time to time, the "Security Documents") owned by the Borrower.

                  WHEREAS, each Direct Investor has acquired certain shares (the "Shares") of [Name of Company] (the "Company") pursuant to a sale or issuance of the Company's equity interests;

                  WHEREAS, it is a condition precedent to the Company selling or issuing its equity interests to the Direct Investors that each Direct Investor shall have either (i) pledged its Shares to the Collateral Agent or (ii) executed and delivered to the Collateral Agent this Agreement; and

                  WHEREAS, each Direct Investor desires to enter into this Agreement in order to satisfy the condition described in the preceding paragraph;

         NOW, THEREFORE, in consideration of the benefits accruing to each Direct Investor, the receipt and sufficiency of which are hereby acknowledged, each Direct Investor hereby makes the following representations and warranties to the Collateral Agent and hereby covenants and agrees with the Collateral Agent as follows:

         SECTION 1. DRAG ALONG RIGHTS. In the event that the Collateral Agent sells the shares it owns in the Company pursuant to the exercise of its rights under the Security Documents (each a "Sale"), each Direct Investor hereby agrees that upon the Collateral Agent's request, it shall sell, transfer and deliver, or cause to be sold, transferred and delivered to the purchaser thereof (the "Purchaser") all (but not less than all) of the Shares owned by such Direct Investor at the same price per share and on the same terms and conditions as are applicable to the shares held by the Collateral Agent, provided that no Direct Investor shall be required to make any representation or warranty or agreement with the Purchaser other than representations, warranties and agreements regarding such Direct Investor and its ownership of the Shares to be sold in such Sale.

         SECTION 2. CONSIDERATION. The consideration to be received by each Direct Investor for the Shares shall be the same consideration per share to be received by the Collateral Agent, and the terms and conditions of such sale by each Direct Investor shall be the same as those upon which the Collateral Agent sells its shares. A pro rata portion of the consideration payable to such Direct Investor in connection with such Sale may be subject to an escrow agreement on the same basis as the other Persons participating in such Sale.

                                                                       EXHIBIT N
                                                                          Page 3

         SECTION 3. PROCEDURES. (a) (i) If requested by the Collateral Agent upon the occurrence and during the continuance of an Event of Default under the Credit Agreement, each Direct Investor shall deliver to the Collateral Agent, to be held for sale, or return in the event the Sale is not consummated, upon the terms of this Section 3, the Shares held by such Direct Investor, duly endorsed, together with a power-of-attorney authorizing the Collateral Agent to sell or otherwise dispose of such shares pursuant to such Sale and to take all actions necessary, and to execute and deliver all documents necessary, to sell or otherwise dispose of the shares to be sold pursuant to such Sale.

                  (ii) Each Direct Investor hereby agrees to cooperate in consummating the Sale, including, without limitation, by becoming a party to the sale agreement and all other appropriate related agreements, delivering any instruments for the Shares, duly endorsed for transfer, free and clear of all liens and encumbrances, and voting or consenting in favor of such transaction (to the extent a vote or consent is required) and taking any other necessary or appropriate action in furtherance thereof, including the execution and delivery of any other appropriate agreements, certificates, instruments and other documents.

                  (iii) Promptly after the consummation of the sale of shares of the Collateral Agent and each Direct Investor pursuant to this Section 3 the Collateral Agent (x) shall give notice thereof to each Direct Investor and (y) shall remit to each Direct Investor the total sales price of the Shares of such Direct Investor sold pursuant thereto (after deduction of each Direct Investor's proportionate share of (i) the expenses associated with such sale, (ii) amounts paid into escrow or held back, in the reasonable determination of the Collateral Agent, for indemnification or post-closing expenses, and (iii) amounts subject to post-closing purchase price adjustments, based on the number of Shares sold by each Direct Investor in relation to the total number of shares being sold pursuant to this Section 3). Notwithstanding anything contained in this Section 3, in the event that all or a portion of the purchase price of the shares being sold pursuant to the Sale consists of non-cash consideration, the Collateral Agent may, at its option, cause to be delivered to each Direct Investor, in lieu of such non-cash consideration allocable to the shares being sold pursuant to the Sale, cash in an amount equal to the fair market value of such non-cash consideration, as reasonably determined by the Collateral Agent; provided, that if such non-cash consideration allocable to the shares being sold pursuant to the Sale may not in the opinion of the Collateral Agent be transferred lawfully without a Direct Investor effecting a regulatory compliance (including, without limitation, preparation, registration or pre-registration of disclosure documentation), the fair market value of such non-cash consideration, as determined in good faith by Company's Board of Directors or equivalent, shall be paid to such Direct Investor in lieu of such non-cash consideration.

         SECTION 4. COVENANTS OF THE DIRECT INVESTOR. Each Direct Investor covenants and agrees that it will not sell or otherwise dispose of, grant any option with respect to, or pledge or otherwise encumber the Shares to any transferee or any interest therein except in accordance with the terms of this Agreement, unless (i) the Collateral Agent is notified in writing 30 days prior to such transfer, (ii) such transferee agrees in a writing which is reasonably satisfactory to the Collateral Agent to be bound by the terms hereof and assumes the obligations

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                                                                          Page 4

and restrictions imposed hereby and (iii) the written agreement referred to in preceding clause (ii) is delivered to the Collateral Agent prior to such transfer.

         SECTION 5. LEGEND. At the request of the Collateral Agent, each Direct Investor shall deliver each certificate representing the Shares to the Company to be stamped or otherwise imprinted with a legend in substantially the following form:

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE DRAG ALONG RIGHTS AGREEMENT, DATED AS OF _____ __, 20__, AMONG EACH OF THE DIRECT INVESTORS PARTY THERETO AND MORGAN GUARANTY TRUST COMPANY OF NEW YORK, AS COLLATERAL AGENT, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, PURSUANT TO THE TERMS OF WHICH THE TRANSFER OF SUCH SHARES IS RESTRICTED. SUCH AGREEMENT ALSO PROVIDES FOR VARIOUS OTHER LIMITATIONS AND OBLIGATIONS, AND ALL OF THE TERMS THEREOF ARE INCORPORATED BY REFERENCE HEREIN.

         SECTION 6. TERMINATION. This Agreement shall terminate on the date upon which the Total Commitment and all Interest Rate Protection Agreements or Other Hedging Agreements have been terminated, no Note under the Credit Agreement is outstanding and all other Obligations have been paid in full (other than arising from indemnities described in Section 13.13 of the Credit Agreement and analogous provisions in the Security Documents for which no request has been made).

         SECTION 6. WAIVER. No failure on the part of the Collateral Agent to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement, the Credit Agreement or any other Security Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement, the Credit Agreement or any other Security Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

         SECTION 7. NOTICES, ETC. All notices and other communications hereunder shall be in writing and shall be delivered or mailed by first class mail, postage prepaid, addressed:

                  (i)      if to the Collateral Agent at:

                                    Morgan Guaranty Trust Company of New York
                                    1 Chase Manhattan Plaza
                                    New York, New York 10081
                                    Attention: Anne Bowles
                                    Tel: (212) 552-7260
                                    Fax: (212) 552-7260

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                  (ii) if to a Direct Investor at the address specified for such Direct Investor opposite its signature hereto;

or at such address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

         SECTION 9. AMENDMENTS, ETC. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be amended or modified only by an instrument in writing signed by each Direct Investor and the Collateral Agent.

         SECTION 10. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         SECTION 11. SURVIVAL. All representations and warranties made by each of the Direct Investors herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the Collateral Agent and shall survive the Sale of the Shares regardless of any investigation made by or on behalf of the Collateral Agent. All representations and warranties made by the Collateral Agent herein shall be considered to have been relied upon by the Direct Investors and shall survive the Sale of the Shares.

         SECTION 12. SPECIFIC PERFORMANCE. Damages in the event of breach of this Agreement by any Direct Investor or the Collateral Agent would be difficult, if not impossible, to ascertain, and it is therefore agreed that each Direct Investor and the Collateral Agent, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each Direct Investor and the Collateral Agent hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any Direct Investor or the Collateral Agent from pursuing any other rights and remedies at law or in equity which such Direct Investor or the Collateral Agent may have.

         SECTION 13. CAPTIONS. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

         SECTION 14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart signature page or counterpart.

         SECTION 15. MISCELLANEOUS. This Agreement shall remain in full force and effect, subject to termination as set forth in Section 6. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be

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severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

         SECTION 16. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE. (A) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE DIRECT INVESTOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH DIRECT INVESTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO EACH DIRECT INVESTOR AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH DIRECT INVESTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT UNDER THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE DIRECT INVESTOR IN ANY OTHER JURISDICTION.

         (B) EACH DIRECT INVESTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (A) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         SECTION 17. WAIVER OF JURY TRIAL. Each party hereto hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement or the transactions contemplated hereby.

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         SECTION 18. EFFECTIVENESS. This Agreement shall become effective when each Direct Investor and the Collateral Agent shall have signed a counterpart hereof (whether the same or different counterparts).

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, each Direct Investor and the Collateral Agent have cause this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

                                       [NAME OF DIRECT INVESTOR]



                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                       MORGAN GUARANTY TRUST COMPANY OF NEW
                                         YORK, as Collateral Agent



                                       By:
                                           ------------------------------------
                                           Name:
                                           Title: